UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	14.55%	14.86%	12.10%
Class T (incl. 3.50% sales charge)	17.08%	15.08%	12.12%
Class B (incl. contingent deferred sales charge) B	15.55%	14.97%	12.09%
Class C (incl. contingent deferred sales charge) C	19.62%	15.32%	12.06%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 21.54%, 21.33%, 20.55% and 20.62%, respectively (excluding sales charges), falling short of the MSCI EAFE index. The poor performance of many Japanese brokerage stocks was a major drag on the fund's relative return, in spite of positive economic news and strong business fundamentals. Weak stock selection in the United Kingdom also hurt. On the plus side, my emphasis on Germany paid off, as holdings in that country, particularly in capital goods, did well. The fund's mid- and small-cap positions also helped performance, as did its stock selection in energy and information technology. NETeller, a U.K. company that operates an online money transfer system, detracted, as it unexpectedly fell victim to a U.S. ban on online gaming, which limited the company's growth potential. Japanese credit card company OMC Card underperformed due to uncertainty about whether Japanese regulators would lower the maximum interest rate credit card companies can charge their customers for late payments. On the plus side, German capital goods holding SolarWorld, maker of solar-power technology products, got a boost from strong demand, while construction/real estate property concern Hochtief, another German firm, delivered good performance as new private-sector real estate investments took off.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 973.80	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 972.70	$ 7.31
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.48
Class B
Actual	$ 1,000.00	$ 969.80	$ 10.53
HypotheticalA	$ 1,000.00	$ 1,014.52	$ 10.76
Class C
Actual	$ 1,000.00	$ 969.90	$ 10.03
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 10.26
Institutional Class
Actual	$ 1,000.00	$ 975.40	$ 4.88
HypotheticalA	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.47%
Class B	2.12%
Class C	2.02%
Institutional Class	.98%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Allianz AG sponsored ADR (Germany, Insurance)	2.1	1.8
AXA SA (France, Insurance)	2.0	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.4
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.9
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.4	1.4
	8.9
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.6	31.0
Industrials	13.7	13.9
Consumer Discretionary	10.5	12.2
Information Technology	10.0	12.1
Energy	7.7	9.7
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	29.0	25.3
Germany	13.7	14.9
France	10.0	12.3
Switzerland	9.7	7.8
United Kingdom	7.6	7.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks and Equity Futures 99.0%	Stocks and Equity Futures 99.7%
Short-Term Investments and Net Other Assets 1.0%	Short-Term Investments and Net Other Assets 0.3%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1) (000s)
Australia - 1.1%
BHP Billiton Ltd. sponsored ADR	260,800	$ 11,102
Computershare Ltd.	6,939,400	41,365
CSL Ltd.	746,600	32,419
National Australia Bank Ltd.	2,578,500	75,911
TOTAL AUSTRALIA		160,797
Belgium - 0.3%
KBC Groupe SA	428,800	46,851
Brazil - 1.1%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	1,037,900	37,146
Banco Nossa Caixa SA	2,729,900	64,990
Medial Saude SA	1,952,000	19,784
Uniao de Bancos Brasileiros SA (Unibanco) GDR	493,600	38,871
TOTAL BRAZIL		160,791
Canada - 2.6%
ACE Aviation Holdings, Inc. Class A (a)	1,219,800	42,375
Canadian Natural Resources Ltd.	2,083,800	108,492
Canadian Oil Sands Trust unit	557,000	15,093
Canadian Western Bank, Edmonton	685,300	25,821
EnCana Corp.	1,050,048	49,881
OZ Optics Ltd. unit (a)(g)	5,400	80
Precision Drilling Trust (d)	1,162,000	33,060
Talisman Energy, Inc.	3,170,300	52,102
Teck Cominco Ltd. Class B (sub. vtg.)	607,500	44,730
TOTAL CANADA		371,634
Cayman Islands - 0.4%
GlobalSantaFe Corp.	357,900	18,575
Semiconductor Manufacturing International Corp. (a)	263,091,000	30,784
Suntech Power Holdings Co. Ltd. sponsored ADR	213,400	5,548
TOTAL CAYMAN ISLANDS		54,907
China - 0.1%
Industrial & Commercial Bank of China	18,616,000	8,330
Finland - 2.9%
Fortum Oyj	4,008,000	110,297
Metso Corp.	1,480,100	64,327
Neste Oil Oyj	1,459,800	45,949
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - continued
Nokia Corp.	784,400	$ 15,594
Nokia Corp. sponsored ADR	8,828,700	175,515
TOTAL FINLAND		411,682
France - 10.0%
Alcatel SA sponsored ADR (d)	4,125,100	52,389
Altran Technologies SA (a)(d)	3,158,419	29,671
Arkema sponsored ADR (a)	2,572	124
AXA SA	1,308,555	49,882
AXA SA sponsored ADR	6,174,000	235,353
BNP Paribas SA	1,276,946	140,415
Carrefour SA	571,900	34,849
CNP Assurances	246,900	25,984
Compagnie Generale de Geophysique SA sponsored ADR (d)	2,871,200	97,736
Gaz de France (d)	1,374,800	55,276
L'Air Liquide SA	227,370	48,408
Lagardere S.C.A. (Reg.)	580,982	41,787
Neopost SA	72,429	8,857
Neuf Cegetel	179,511	5,419
Nexity	936,166	64,526
Orpea (a)	187,100	15,678
Pernod Ricard SA	170,700	34,186
Renault SA	1,418,400	165,927
Societe Generale Series A	939,855	156,192
Television Francaise 1 SA	510,100	17,332
Total SA sponsored ADR	197,100	13,430
Vinci SA	859,806	96,851
Vivendi Universal SA	1,445,200	54,731
TOTAL FRANCE		1,445,003
Germany - 12.9%
Aareal Bank AG (a)	1,197,059	51,033
Allianz AG sponsored ADR	16,117,870	299,629
Bayer AG sponsored ADR	1,051,300	52,765
Beiersdorf AG	44,455	2,525
Bilfinger Berger AG	1,350,200	84,171
Deutsche Postbank AG	598,400	44,514
Deutz AG (a)	1,730,100	17,423
E.ON AG sponsored ADR	3,192,800	128,127
GFK AG	405,656	17,755
Heidelberger Druckmaschinen AG	2,913,500	132,612
Hochtief AG	1,841,211	120,326
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Hypo Real Estate Holding AG	1,175,040	$ 73,866
Interhyp AG (a)	59,687	5,622
IWKA AG (a)(d)(e)	1,533,923	31,757
KarstadtQuelle AG (a)(d)	2,910,900	68,365
Linde AG	375,256	37,197
MAN AG	296,643	26,372
MTU Aero Engines Holding AG	925,851	37,993
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,029,600	167,138
Patrizia Immobilien AG	878,100	22,394
Pfleiderer AG	1,468,250	39,880
Q-Cells AG (d)	932,400	36,894
RWE AG	628,161	62,082
SAP AG sponsored ADR	752,400	37,349
SGL Carbon AG (a)(e)	3,649,687	79,939
Siemens AG:
(Reg.)	347,400	31,200
sponsored ADR	916,000	82,266
SolarWorld AG	425,300	22,876
Wacker Chemie AG	277,100	33,303
Wincor Nixdorf AG	128,400	17,856
TOTAL GERMANY		1,865,229
Greece - 0.0%
Greek Organization of Football Prognostics SA	55,560	1,984
Hong Kong - 0.0%
Esprit Holdings Ltd.	770,500	7,460
Ireland - 0.8%
AgCert International (a)	4,137,500	11,759
Allied Irish Banks PLC	2,042,500	55,801
C&C Group PLC	2,883,968	47,928
TOTAL IRELAND		115,488
Israel - 0.4%
Bank Hapoalim BM (Reg.)	5,814,000	28,975
Mizrahi Tefahot Bank Ltd.	4,981,827	33,896
TOTAL ISRAEL		62,871
Italy - 3.0%
Banca Intesa Spa	10,887,854	74,434
Banca Popolare Italiana-Bpl (a)	1,354,300	17,948
Banche Popolari Unite SCpA	1,954,400	53,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Banco Popolare di Verona e Novara (d)	1,846,479	$ 49,682
Buzzi Unicem Spa (d)	579,600	15,277
ENI Spa sponsored ADR (d)	282,000	17,120
Fiat Spa (a)(d)	1,606,000	28,366
Lottomatica Spa	691,000	25,225
Mediobanca Spa	1,873,800	43,548
Milano Assicurazioni Spa	2,353,700	18,362
Pirelli & C. Real Estate Spa	532,100	34,814
Unicredito Italiano Spa	5,804,800	48,130
TOTAL ITALY		426,540
Japan - 26.3%
Aeon Co. Ltd.	2,131,300	50,203
Aeon Mall Co. Ltd. (d)	660,600	34,849
Alpen Co. Ltd.	562,400	16,926
Aoyama Trading Co. Ltd.	1,193,900	36,646
Arealink Co. Ltd.	10,323	6,046
Asahi Breweries Ltd.	2,195,900	31,298
Bank of Fukuoka Ltd.	1,869,000	14,925
Bank of Nagoya Ltd.	5,162,000	35,220
Canon Fintech, Inc.	893,300	16,154
Canon, Inc. sponsored ADR	2,532,600	135,216
Credit Saison Co. Ltd.	1,745,800	63,139
Daiei, Inc. (a)(d)	1,506,900	28,280
Daiichi Sankyo Co. Ltd.	974,300	28,989
Daiwa House Industry Co. Ltd.	3,682,000	66,425
Daiwa Securities Group, Inc.	13,742,000	155,913
DCM Japan Holdings Co. Ltd. (a)(d)	1,142,020	13,084
E*TRADE Securities Co. Ltd.	25,843	27,178
East Japan Railway Co.	6,136	42,914
Fujitsu Ltd.	6,858,000	55,938
Hokuhoku Financial Group, Inc.	9,838,000	36,674
Isetan Co. Ltd.	1,172,800	20,656
JSR Corp.	3,930,600	98,803
Juroku Bank Ltd.	6,656,000	37,730
Kansai Paint Co. Ltd. Osaka	1,965,000	16,448
Marui Co. Ltd.	2,459,700	33,081
Matsushita Electric Industrial Co. Ltd.	551,000	11,461
Mazda Motor Corp.	3,836,000	25,943
Millea Holdings, Inc.	883,500	33,388
Mitsubishi Estate Co. Ltd.	3,528,000	84,460
Mitsui & Co. Ltd.	5,505,000	75,167
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Mitsui Fudosan Co. Ltd.	3,348,000	$ 82,440
Mitsui Sumitomo Insurance Co. Ltd.	3,269,000	40,667
Mizuho Financial Group, Inc.	15,310	119,249
Monex Beans Holdings, Inc. (d)	10,893	9,407
Murata Manufacturing Co. Ltd.	522,100	36,515
Nidec Corp.	1,027,500	78,626
Nikko Cordial Corp.	15,061,500	180,413
Nintendo Co. Ltd.	210,900	43,132
Nippon Chemi-con Corp.	3,839,900	27,217
Nippon Electric Glass Co. Ltd.	3,762,800	81,073
Nishi-Nippon City Bank Ltd.	8,931,000	42,379
Nitto Denko Corp.	917,900	52,346
Nomura Holdings, Inc.	4,583,400	80,760
Nomura Holdings, Inc. sponsored ADR	2,646,000	46,623
Nomura Real Estate Holdings, Inc.	111,900	4,181
NSK Ltd.	4,104,000	34,387
NTT DoCoMo, Inc.	6,057	9,270
NTT Urban Development Co.	4,507	38,920
Okamura Corp. (d)	3,221,000	39,051
OMC Card, Inc. (d)	5,146,200	51,128
Omron Corp.	3,324,000	85,828
ORIX Corp.	441,960	124,509
Sekisui House Ltd.	4,321,000	68,310
Seven & I Holdings Co. Ltd.	597,100	19,144
SFCG Co. Ltd. (d)	302,660	55,972
SHIMIZU Corp.	6,208,000	36,836
Sompo Japan Insurance, Inc.	7,582,000	100,869
Sony Corp.	371,800	15,236
Sony Corp. sponsored ADR	2,077,400	85,132
Sumco Corp.	182,500	12,982
Sumitomo Corp.	5,789,500	76,131
Sumitomo Electric Industries Ltd.	4,612,500	65,307
Sumitomo Metal Industries Ltd.	5,696,000	21,428
Sumitomo Mitsui Financial Group, Inc.	13,804	151,070
Sumitomo Osaka Cement Co. Ltd.	8,325,000	24,485
T&D Holdings, Inc.	229,550	16,781
Taiheiyo Cement Corp.	4,508,000	18,115
Tokai Carbon Co. Ltd. (d)	3,517,000	23,755
Tokuyama Corp.	6,607,000	83,152
Tokyo Electron Ltd.	487,600	36,437
Tokyo Star Bank Ltd.	167	541
Tokyo Tomin Bank Ltd.	1,351,100	54,987
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Toyota Industries Corp.	224,500	$ 9,789
Toyota Motor Corp.	1,707,000	100,713
Toyota Motor Corp. sponsored ADR	585,200	69,054
TOTAL JAPAN		3,787,501
Korea (South) - 0.9%
Daegu Bank Co. Ltd.	2,575,597	42,642
Kookmin Bank sponsored ADR	691,410	54,870
LG Electronics, Inc.	524,760	31,745
TOTAL KOREA (SOUTH)		129,257
Luxembourg - 0.1%
Acergy SA (a)	389,100	7,062
GAGFAH SA	62,300	1,808
SES Global SA FDR	457,337	7,005
TOTAL LUXEMBOURG		15,875
Mexico - 0.2%
Fomento Economico Mexicano SA de CV sponsored ADR	310,400	30,013
Netherlands - 3.7%
ABN-AMRO Holding NV	611,800	17,846
ASM International NV (NASDAQ) (a)(d)	1,848,134	33,895
De Telegraaf Holding NV (Certificaten Van Aandelen)	897,476	22,223
IHC Caland NV	491,900	14,560
ING Groep NV sponsored ADR	4,097,000	181,620
Koninklijke Numico NV	431,286	19,284
Koninklijke Philips Electronics NV (NY Shares)	3,678,700	128,129
Reed Elsevier NV sponsored ADR	1,932,300	65,698
Rodamco Europe NV	214,500	24,819
TomTom Group BV (a)	216,522	9,148
Unilever NV (Certificaten Van Aandelen)	680,800	16,789
TOTAL NETHERLANDS		534,011
Netherlands Antilles - 0.5%
Schlumberger Ltd. (NY Shares)	1,108,800	69,943
Norway - 2.9%
Aker Kvaerner ASA	341,050	35,479
DnB Nor ASA	6,602,680	86,465
Fred Olsen Energy ASA (a)(d)	244,000	10,527
Norsk Hydro ASA sponsored ADR	3,643,100	84,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Norway - continued
Odfjell ASA:
(A Shares)	38,500	$ 660
(B Shares)	820,200	12,611
Petroleum Geo-Services ASA (a)	756,950	44,063
Renewable Energy Corp. AS	1,762,100	29,249
Statoil ASA sponsored ADR	4,453,200	112,933
TOTAL NORWAY		416,325
Russia - 0.0%
OAO TMK unit	296,600	7,489
Singapore - 0.4%
City Developments Ltd.	2,024,000	14,296
STATS ChipPAC Ltd. sponsored ADR (a)	7,951,600	50,095
TOTAL SINGAPORE		64,391
South Africa - 0.9%
Absa Group Ltd.	2,999,800	46,420
Massmart Holdings Ltd.	4,012,176	32,299
Nedbank Group Ltd.	3,022,405	50,016
TOTAL SOUTH AFRICA		128,735
Spain - 2.2%
Antena 3 Television SA	321,195	6,961
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	3,583,000	86,709
Banco Santander Central Hispano SA	4,078,900	70,598
Banco Santander Central Hispano SA sponsored ADR	3,413,300	58,436
Bolsas Y Mercados Espanoles	578,700	21,480
Gestevision Telecinco SA	959,100	25,206
Inditex SA	1,081,500	51,711
TOTAL SPAIN		321,101
Sweden - 1.8%
Atlas Copco AB (B Shares)	3,187,500	90,915
Securitas AB (B Shares)	1,082,600	14,240
Securitas Systems AB (a)	3,137,000	10,468
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,852,800	145,713
TOTAL SWEDEN		261,336
Switzerland - 9.7%
ABB Ltd. (Reg.)	5,458,875	81,171
Baloise Holdings AG (Reg.)	451,870	43,220
Converium Holding AG	2,362,050	30,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Credit Suisse Group sponsored ADR	2,370,700	$ 143,380
Nestle SA (Reg.)	460,340	157,252
Novartis AG sponsored ADR	3,360,132	204,061
Roche Holding AG (participation certificate)	1,455,587	254,697
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	81,574	86,613
Swiss Life Holding	152,517	35,979
Swiss Reinsurance Co. (Reg.)	726,195	59,536
Syngenta AG sponsored ADR	2,712,900	87,437
UBS AG (NY Shares)	1,980,994	118,543
Zurich Financial Services AG (Reg.)	371,466	91,810
TOTAL SWITZERLAND		1,393,980
Taiwan - 1.2%
Advanced Semiconductor Engineering, Inc.	72,198,692	66,921
ASE Test Ltd. (a)	4,176,700	36,922
ASE Test Ltd. unit (a)	1,000,000	104
Nan Ya Printed Circuit Board Corp.	6,156,000	39,803
ProMOS Technologies, Inc. (a)	57,137,000	22,476
Yuanta Core Pacific Securities Co. Ltd.	18,315,000	12,863
TOTAL TAIWAN		179,089
Thailand - 0.6%
Bangkok Bank Ltd. PCL (For. Reg.)	5,350,000	17,499
Krung Thai Bank Public Co. Ltd.	67,548,100	24,119
Siam Commercial Bank PCL (For. Reg.)	21,700,700	38,743
TOTAL THAILAND		80,361
Turkey - 0.3%
Tupras-Turkiye Petrol Rafinerileri AS	510,000	8,469
Turkiye Garanti Bankasi AS	8,063,000	29,602
TOTAL TURKEY		38,071
United Kingdom - 7.6%
AstraZeneca PLC (United Kingdom)	448,300	26,315
Babcock International Group PLC	1,532,900	10,972
BAE Systems PLC	1,857,780	14,866
BP PLC sponsored ADR	3,363,000	225,657
Cookson Group PLC	4,619,700	51,110
Dawnay Day Treveria PLC (e)	26,423,300	40,978
GlaxoSmithKline PLC sponsored ADR	3,141,200	167,269
HSBC Holdings PLC (Hong Kong) (Reg.)	411,600	7,859
Informa PLC	2,231,800	23,244
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Intertek Group PLC	1,513,300	$ 23,757
NETeller PLC (a)	3,341,600	9,163
Old Mutual PLC	14,440,200	46,688
Rentokil Initial PLC	18,789,300	54,298
Rolls-Royce Group PLC	9,095,406	81,499
Serco Group PLC	9,076,548	61,463
Tesco PLC	2,669,354	20,036
Unilever PLC sponsored ADR	3,568,160	86,635
Vedanta Resources PLC	1,273,400	35,512
Vodafone Group PLC sponsored ADR	4,055,000	104,822
TOTAL UNITED KINGDOM		1,092,143
United States of America - 0.3%
Halliburton Co.	2,300	74
Synthes, Inc.	130,675	14,820
Transocean, Inc. (a)	262,200	19,020
Weatherford International Ltd. (a)	351,452	14,438
TOTAL UNITED STATES OF AMERICA		48,352
TOTAL COMMON STOCKS (Cost $11,720,296)		13,737,540
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(g)	8,500	0
Nonconvertible Preferred Stocks - 0.6%
Germany - 0.3%
ProSiebenSat.1 Media AG	1,310,900	37,480
Italy - 0.3%
Buzzi Unicem Spa (Risp)	1,763,100	30,880
Unicredito Italiano Spa (Risp)	1,277,630	10,543
TOTAL ITALY		41,423
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	333,801,400	653
TOTAL PREFERRED STOCKS (Cost $69,305)		79,556
Government Obligations - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 4.78% to 5.01% 12/7/06 to 1/11/07 (f) (Cost $24,197)	$ 24,385	$ 24,199
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	543,454,981	543,455
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	367,365,553	367,366
TOTAL MONEY MARKET FUNDS (Cost $910,821)		910,821
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $13,686)	$ 13,688	13,686
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $12,738,305)		14,765,802
NET OTHER ASSETS - (2.4)%		(340,229)
NET ASSETS - 100%		$ 14,425,573
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
384 DAX 100 Index Contracts (Germany)	Dec. 2006	$ 77,117	$ 4,220
4,716 Nikkei 225 Index Contracts (Japan)	Dec. 2006	385,887	6,385
TOTAL EQUITY INDEX CONTRACTS		$ 463,004	$ 10,605

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,199,000.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$13,686,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 7,473
Banc of America Securities LLC	1,927
Barclays Capital, Inc.	4,286
$ 13,686
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 23,560
Fidelity Securities Lending Cash Central Fund	13,118
Total	$ 36,678
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Dawnay Day Treveria PLC	$ -	$ 35,891	$ -	$ 671	$ 40,978
IWKA AG	21,465	29,410	16,482	-	31,757
SGL Carbon AG	6,175	55,345	-	-	79,939
Total	$ 27,640	$ 120,646	$ 16,482	$ 671	$ 152,674

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $365,646 and repurchase agreements of $13,686) - See accompanying schedule: Unaffiliated issuers (cost $11,697,041)	$ 13,702,307
Fidelity Central Funds (cost $910,821)	910,821
Other affiliated issuers (cost $130,443)	152,674
Total Investments (cost $12,738,305)		$ 14,765,802
Foreign currency held at value (cost $14,973)		14,971
Receivable for investments sold		99,485
Receivable for fund shares sold		22,794
Dividends receivable		16,379
Interest receivable		2,723
Other receivables		1,890
Total assets		14,924,044

Liabilities
Payable for investments purchased	$ 90,721
Payable for fund shares redeemed	21,529
Accrued management fee	8,464
Distribution fees payable	4,005
Payable for daily variation on futures contracts	1,719
Other affiliated payables	2,638
Other payables and accrued expenses	2,029
Collateral on securities loaned, at value	367,366
Total liabilities		498,471

Net Assets		$ 14,425,573
Net Assets consist of:
Paid in capital		$ 11,274,220
Undistributed net investment income		144,715
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		968,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,038,192
Net Assets		$ 14,425,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,694,378 ÷ 200,405 shares)	$ 23.42

Maximum offering price per share (100/94.25 of $23.42)	$ 24.85
Class T: Net Asset Value and redemption price per share ($3,608,653 ÷ 155,753 shares)	$ 23.17

Maximum offering price per share (100/96.50 of $23.17)	$ 24.01
Class B: Net Asset Value and offering price per share ($508,148 ÷ 22,622 shares)A	$ 22.46

Class C: Net Asset Value and offering price per share ($1,394,595 ÷ 61,891 shares)A	$ 22.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,219,799 ÷ 177,461 shares)	$ 23.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends (including $671 received from other affiliated issuers)		$ 301,365
Interest		1,426
Income from Fidelity Central Funds		36,678
		339,469
Less foreign taxes withheld		(28,672)
Total income		310,797

Expenses
Management fee	$ 87,717
Transfer agent fees	26,179
Distribution fees	42,097
Accounting and security lending fees	2,115
Custodian fees and expenses	3,573
Independent trustees' compensation	45
Registration fees	1,088
Audit	139
Legal	176
Interest	2
Miscellaneous	1,017
Total expenses before reductions	164,148
Expense reductions	(7,099)	157,049
Net investment income (loss)		153,748
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,292)	997,599
Other affiliated issuers	(2,682)
Foreign currency transactions	(4,626)
Futures contracts	30,281
Total net realized gain (loss)		1,020,572
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,448)	878,345
Assets and liabilities in foreign currencies	417
Futures contracts	10,605
Total change in net unrealized appreciation (depreciation)		889,367
Net gain (loss)		1,909,939
Net increase (decrease) in net assets resulting from operations		$ 2,063,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 153,748	$ 61,109
Net realized gain (loss)	1,020,572	435,853
Change in net unrealized appreciation (depreciation)	889,367	645,880
Net increase (decrease) in net assets resulting from operations	2,063,687	1,142,842
Distributions to shareholders from net investment income	(64,018)	(10,883)
Distributions to shareholders from net realized gain	(425,957)	(21,643)
Total distributions	(489,975)	(32,526)
Share transactions - net increase (decrease)	4,317,582	2,857,486
Redemption fees	520	289
Total increase (decrease) in net assets	5,891,814	3,968,091

Net Assets
Beginning of period	8,533,759	4,565,668
End of period (including undistributed net investment income of $144,715 and undistributed net investment income of $60,354, respectively)	$ 14,425,573	$ 8,533,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.30	$ 16.97	$ 14.60	$ 11.12	$ 11.87
Income from Investment Operations
Net investment income (loss) C	.30	.19	.08	.09	.07
Net realized and unrealized gain (loss)	3.91	3.27	2.41	3.45	(.82)
Total from investment operations	4.21	3.46	2.49	3.54	(.75)
Distributions from net investment income	(.14)	(.05)	(.12)	(.06)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.09)	(.13)	(.12)	(.06)	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 23.42	$ 20.30	$ 16.97	$ 14.60	$ 11.12
Total Return A, B	21.54%	20.50%	17.15%	31.99%	(6.32)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.27%	1.31%	1.42%	1.46%
Expenses net of fee waivers, if any	1.26%	1.27%	1.31%	1.42%	1.46%
Expenses net of all reductions	1.20%	1.20%	1.27%	1.39%	1.43%
Net investment income (loss)	1.33%	1.02%	.51%	.71%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 4,694	$ 2,792	$ 1,294	$ 241	$ 52
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.12	$ 16.82	$ 14.47	$ 11.01	$ 11.80
Income from Investment Operations
Net investment income (loss) C	.25	.15	.03	.05	.02
Net realized and unrealized gain (loss)	3.89	3.23	2.39	3.43	(.81)
Total from investment operations	4.14	3.38	2.42	3.48	(.79)
Distributions from net investment income	(.14)	-	(.07)	(.02)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.09)	(.08)	(.07)	(.02)	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 23.17	$ 20.12	$ 16.82	$ 14.47	$ 11.01
Total Return A, B	21.33%	20.16%	16.78%	31.66%	(6.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.51%	1.61%	1.75%	1.79%
Expenses net of fee waivers, if any	1.48%	1.51%	1.61%	1.75%	1.79%
Expenses net of all reductions	1.42%	1.45%	1.57%	1.72%	1.76%
Net investment income (loss)	1.12%	.77%	.21%	.38%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 3,609	$ 2,420	$ 1,510	$ 552	$ 204
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 16.46	$ 14.19	$ 10.84	$ 11.68
Income from Investment Operations
Net investment income (loss) C	.10	.02	(.07)	(.02)	(.04)
Net realized and unrealized gain (loss)	3.79	3.16	2.35	3.37	(.80)
Total from investment operations	3.89	3.18	2.28	3.35	(.84)
Distributions from net investment income	(.08)	-	(.01)	-	-
Distributions from net realized gain	(.95)	(.04)	-	-	-
Total distributions	(1.03)	(.04)	(.01)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 22.46	$ 19.60	$ 16.46	$ 14.19	$ 10.84
Total Return A, B	20.55%	19.35%	16.08%	30.90%	(7.19)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.24%	2.32%	2.32%
Expenses net of fee waivers, if any	2.12%	2.16%	2.24%	2.32%	2.32%
Expenses net of all reductions	2.06%	2.10%	2.20%	2.29%	2.29%
Net investment income (loss)	.48%	.12%	(.42)%	(.19)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 508	$ 351	$ 196	$ 89	$ 49
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.65	$ 16.48	$ 14.22	$ 10.86	$ 11.68
Income from Investment Operations
Net investment income (loss) C	.12	.04	(.05)	(.01)	(.03)
Net realized and unrealized gain (loss)	3.79	3.17	2.35	3.37	(.79)
Total from investment operations	3.91	3.21	2.30	3.36	(.82)
Distributions from net investment income	(.08)	-	(.04)	-	-
Distributions from net realized gain	(.95)	(.04)	-	-	-
Total distributions	(1.03)	(.04)	(.04)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 22.53	$ 19.65	$ 16.48	$ 14.22	$ 10.86
Total Return A, B	20.62%	19.51%	16.21%	30.94%	(7.02)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.05%	2.13%	2.23%	2.25%
Expenses net of fee waivers, if any	2.02%	2.05%	2.13%	2.23%	2.25%
Expenses net of all reductions	1.96%	1.99%	2.09%	2.20%	2.22%
Net investment income (loss)	.57%	.23%	(.31)%	(.10)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,395	$ 758	$ 381	$ 124	$ 54
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 17.18	$ 14.74	$ 11.22	$ 11.94
Income from Investment Operations
Net investment income (loss) B	.37	.25	.13	.13	.11
Net realized and unrealized gain (loss)	3.98	3.30	2.44	3.48	(.83)
Total from investment operations	4.35	3.55	2.57	3.61	(.72)
Distributions from net investment income	(.18)	(.09)	(.13)	(.09)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.13)	(.17)	(.13)	(.09)	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 23.78	$ 20.56	$ 17.18	$ 14.74	$ 11.22
Total Return A	21.96%	20.81%	17.54%	32.41%	(6.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	.97%	1.03%	1.09%	1.11%
Expenses net of fee waivers, if any	.97%	.97%	1.03%	1.09%	1.11%
Expenses net of all reductions	.92%	.91%	.98%	1.06%	1.07%
Net investment income (loss)	1.62%	1.32%	.80%	1.04%	.89%
Supplemental Data
Net assets, end of period (in millions)	$ 4,220	$ 2,213	$ 1,185	$ 391	$ 88
Portfolio turnover rate D	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,271,908
Unrealized depreciation	(338,262)
Net unrealized appreciation (depreciation)	1,933,646
Undistributed ordinary income	302,379
Undistributed long-term capital gain	797,697
Cost for federal income tax purposes	$ 12,832,156

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 171,628	$ 20,958
Long-term Capital Gains	318,347	11,568
Total	$ 489,975	$ 32,526

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,420,223 and $9,818,844, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,892	$ 301
Class T	.25%	.25%	16,078	461
Class B	.75%	.25%	4,590	3,442
Class C	.75%	.25%	11,537	4,816
			$ 42,097	$ 9,020

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,167
Class T	405
Class B*	556
Class C*	199
$ 3,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,970.23
Class T	6,252.19
Class B	1,536.33
Class C	2,738.24
Institutional Class	6,683.19
	$ 26,179

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $32 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,118.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,341. The weighted average interest rate was 4.54%. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,012 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 25
Class T	47
Institutional Class	11
$ 83

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 20,889	$ 4,172
Class T	17,028	-
Class B	1,465	-
Class C	3,357	-
Institutional Class	21,279	6,711
Total	$ 64,018	$ 10,883
From net realized gain
Class A	$ 137,810	$ 6,675
Class T	118,069	7,510
Class B	17,614	505
Class C	38,898	988
Institutional Class	113,566	5,965
Total	$ 425,957	$ 21,643

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	92,555	83,477	$ 2,062,928	$ 1,580,867
Reinvestment of distributions	5,911	432	120,998	7,686
Shares redeemed	(35,607)	(22,583)	(794,472)	(426,811)
Net increase (decrease)	62,859	61,326	$ 1,389,454	$ 1,161,742
Class T
Shares sold	62,102	60,374	$ 1,371,264	$ 1,132,534
Reinvestment of distributions	6,462	398	131,108	7,025
Shares redeemed	(33,079)	(30,276)	(728,634)	(565,431)
Net increase (decrease)	35,485	30,496	$ 773,738	$ 574,128
Class B
Shares sold	7,773	7,850	$ 166,883	$ 143,663
Reinvestment of distributions	822	25	16,265	427
Shares redeemed	(3,861)	(1,900)	(82,950)	(34,997)
Net increase (decrease)	4,734	5,975	$ 100,198	$ 109,093
Class C
Shares sold	28,685	19,454	$ 617,751	$ 358,671
Reinvestment of distributions	1,513	40	30,000	699
Shares redeemed	(6,902)	(4,021)	(148,267)	(74,121)
Net increase (decrease)	23,296	15,473	$ 499,484	$ 285,249
Institutional Class
Shares sold	101,236	64,375	$ 2,276,221	$ 1,229,041
Reinvestment of distributions	3,981	418	82,534	7,508
Shares redeemed	(35,373)	(26,125)	(804,047)	(509,275)
Net increase (decrease)	69,844	38,668	$ 1,554,708	$ 727,274

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Diversified International (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Diversified International. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified International. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Penelope A. Dobkin (52)

Year of Election or Appointment: 2004

Vice President of Advisor Diversified International. Ms. Dobkin is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Dobkin worked as a research analyst and manager. Ms. Dobkin also serves as Vice President of FMR (1990) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Diversified International. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified International. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified International. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Diversified International. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$.231	$1.57
Class T	12/11/06	12/08/06	$.181	$1.57
Class B	12/11/06	12/08/06	$.049	$1.57
Class C	12/11/06	12/08/06	$.084	$1.57

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st 2006, $800,864,408, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 59%, Class T designates 60%, Class B designates 70%, and Class C designates 69%, of each dividend distributed in December 2005, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/05	$.180	$.02
Class T	12/12/05	$.177	$.02
Class B	12/12/05	$.152	$.02
Class C	12/12/05	$.153	$.02

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1206
1.784735.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	21.96%	16.60%	13.29%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International SM Europe, Australia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 21.96%, falling short of the MSCI EAFE index. The poor performance of many Japanese brokerage stocks was a major drag on the fund's relative return, in spite of positive economic news and strong business fundamentals. Weak stock selection in the United Kingdom also hurt. On the plus side, my emphasis on Germany paid off, as holdings in that country, particularly in capital goods, did well. The fund's mid- and small-cap positions also helped performance, as did its stock selection in energy and information technology. NETeller, a U.K. company that operates an online money transfer system, detracted, as it unexpectedly fell victim to a U.S. ban on online gaming, which limited the company's growth potential. Japanese credit card company OMC Card underperformed due to uncertainty about whether Japanese regulators would lower the maximum interest rate credit card companies can charge their customers for late payments. On the plus side, German capital goods holding SolarWorld, maker of solar-power technology products, got a boost from strong demand, while construction/real estate property concern Hochtief, another German firm, delivered good performance as new private-sector real estate investments took off.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 973.80	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 972.70	$ 7.31
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.48
Class B
Actual	$ 1,000.00	$ 969.80	$ 10.53
HypotheticalA	$ 1,000.00	$ 1,014.52	$ 10.76
Class C
Actual	$ 1,000.00	$ 969.90	$ 10.03
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 10.26
Institutional Class
Actual	$ 1,000.00	$ 975.40	$ 4.88
HypotheticalA	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.47%
Class B	2.12%
Class C	2.02%
Institutional Class	.98%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Allianz AG sponsored ADR (Germany, Insurance)	2.1	1.8
AXA SA (France, Insurance)	2.0	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.4
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.9
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.4	1.4
	8.9
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.6	31.0
Industrials	13.7	13.9
Consumer Discretionary	10.5	12.2
Information Technology	10.0	12.1
Energy	7.7	9.7
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	29.0	25.3
Germany	13.7	14.9
France	10.0	12.3
Switzerland	9.7	7.8
United Kingdom	7.6	7.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks and Equity Futures 99.0%	Stocks and Equity Futures 99.7%
Short-Term Investments and Net Other Assets 1.0%	Short-Term Investments and Net Other Assets 0.3%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1) (000s)
Australia - 1.1%
BHP Billiton Ltd. sponsored ADR	260,800	$ 11,102
Computershare Ltd.	6,939,400	41,365
CSL Ltd.	746,600	32,419
National Australia Bank Ltd.	2,578,500	75,911
TOTAL AUSTRALIA		160,797
Belgium - 0.3%
KBC Groupe SA	428,800	46,851
Brazil - 1.1%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	1,037,900	37,146
Banco Nossa Caixa SA	2,729,900	64,990
Medial Saude SA	1,952,000	19,784
Uniao de Bancos Brasileiros SA (Unibanco) GDR	493,600	38,871
TOTAL BRAZIL		160,791
Canada - 2.6%
ACE Aviation Holdings, Inc. Class A (a)	1,219,800	42,375
Canadian Natural Resources Ltd.	2,083,800	108,492
Canadian Oil Sands Trust unit	557,000	15,093
Canadian Western Bank, Edmonton	685,300	25,821
EnCana Corp.	1,050,048	49,881
OZ Optics Ltd. unit (a)(g)	5,400	80
Precision Drilling Trust (d)	1,162,000	33,060
Talisman Energy, Inc.	3,170,300	52,102
Teck Cominco Ltd. Class B (sub. vtg.)	607,500	44,730
TOTAL CANADA		371,634
Cayman Islands - 0.4%
GlobalSantaFe Corp.	357,900	18,575
Semiconductor Manufacturing International Corp. (a)	263,091,000	30,784
Suntech Power Holdings Co. Ltd. sponsored ADR	213,400	5,548
TOTAL CAYMAN ISLANDS		54,907
China - 0.1%
Industrial & Commercial Bank of China	18,616,000	8,330
Finland - 2.9%
Fortum Oyj	4,008,000	110,297
Metso Corp.	1,480,100	64,327
Neste Oil Oyj	1,459,800	45,949
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - continued
Nokia Corp.	784,400	$ 15,594
Nokia Corp. sponsored ADR	8,828,700	175,515
TOTAL FINLAND		411,682
France - 10.0%
Alcatel SA sponsored ADR (d)	4,125,100	52,389
Altran Technologies SA (a)(d)	3,158,419	29,671
Arkema sponsored ADR (a)	2,572	124
AXA SA	1,308,555	49,882
AXA SA sponsored ADR	6,174,000	235,353
BNP Paribas SA	1,276,946	140,415
Carrefour SA	571,900	34,849
CNP Assurances	246,900	25,984
Compagnie Generale de Geophysique SA sponsored ADR (d)	2,871,200	97,736
Gaz de France (d)	1,374,800	55,276
L'Air Liquide SA	227,370	48,408
Lagardere S.C.A. (Reg.)	580,982	41,787
Neopost SA	72,429	8,857
Neuf Cegetel	179,511	5,419
Nexity	936,166	64,526
Orpea (a)	187,100	15,678
Pernod Ricard SA	170,700	34,186
Renault SA	1,418,400	165,927
Societe Generale Series A	939,855	156,192
Television Francaise 1 SA	510,100	17,332
Total SA sponsored ADR	197,100	13,430
Vinci SA	859,806	96,851
Vivendi Universal SA	1,445,200	54,731
TOTAL FRANCE		1,445,003
Germany - 12.9%
Aareal Bank AG (a)	1,197,059	51,033
Allianz AG sponsored ADR	16,117,870	299,629
Bayer AG sponsored ADR	1,051,300	52,765
Beiersdorf AG	44,455	2,525
Bilfinger Berger AG	1,350,200	84,171
Deutsche Postbank AG	598,400	44,514
Deutz AG (a)	1,730,100	17,423
E.ON AG sponsored ADR	3,192,800	128,127
GFK AG	405,656	17,755
Heidelberger Druckmaschinen AG	2,913,500	132,612
Hochtief AG	1,841,211	120,326
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Hypo Real Estate Holding AG	1,175,040	$ 73,866
Interhyp AG (a)	59,687	5,622
IWKA AG (a)(d)(e)	1,533,923	31,757
KarstadtQuelle AG (a)(d)	2,910,900	68,365
Linde AG	375,256	37,197
MAN AG	296,643	26,372
MTU Aero Engines Holding AG	925,851	37,993
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,029,600	167,138
Patrizia Immobilien AG	878,100	22,394
Pfleiderer AG	1,468,250	39,880
Q-Cells AG (d)	932,400	36,894
RWE AG	628,161	62,082
SAP AG sponsored ADR	752,400	37,349
SGL Carbon AG (a)(e)	3,649,687	79,939
Siemens AG:
(Reg.)	347,400	31,200
sponsored ADR	916,000	82,266
SolarWorld AG	425,300	22,876
Wacker Chemie AG	277,100	33,303
Wincor Nixdorf AG	128,400	17,856
TOTAL GERMANY		1,865,229
Greece - 0.0%
Greek Organization of Football Prognostics SA	55,560	1,984
Hong Kong - 0.0%
Esprit Holdings Ltd.	770,500	7,460
Ireland - 0.8%
AgCert International (a)	4,137,500	11,759
Allied Irish Banks PLC	2,042,500	55,801
C&C Group PLC	2,883,968	47,928
TOTAL IRELAND		115,488
Israel - 0.4%
Bank Hapoalim BM (Reg.)	5,814,000	28,975
Mizrahi Tefahot Bank Ltd.	4,981,827	33,896
TOTAL ISRAEL		62,871
Italy - 3.0%
Banca Intesa Spa	10,887,854	74,434
Banca Popolare Italiana-Bpl (a)	1,354,300	17,948
Banche Popolari Unite SCpA	1,954,400	53,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Banco Popolare di Verona e Novara (d)	1,846,479	$ 49,682
Buzzi Unicem Spa (d)	579,600	15,277
ENI Spa sponsored ADR (d)	282,000	17,120
Fiat Spa (a)(d)	1,606,000	28,366
Lottomatica Spa	691,000	25,225
Mediobanca Spa	1,873,800	43,548
Milano Assicurazioni Spa	2,353,700	18,362
Pirelli & C. Real Estate Spa	532,100	34,814
Unicredito Italiano Spa	5,804,800	48,130
TOTAL ITALY		426,540
Japan - 26.3%
Aeon Co. Ltd.	2,131,300	50,203
Aeon Mall Co. Ltd. (d)	660,600	34,849
Alpen Co. Ltd.	562,400	16,926
Aoyama Trading Co. Ltd.	1,193,900	36,646
Arealink Co. Ltd.	10,323	6,046
Asahi Breweries Ltd.	2,195,900	31,298
Bank of Fukuoka Ltd.	1,869,000	14,925
Bank of Nagoya Ltd.	5,162,000	35,220
Canon Fintech, Inc.	893,300	16,154
Canon, Inc. sponsored ADR	2,532,600	135,216
Credit Saison Co. Ltd.	1,745,800	63,139
Daiei, Inc. (a)(d)	1,506,900	28,280
Daiichi Sankyo Co. Ltd.	974,300	28,989
Daiwa House Industry Co. Ltd.	3,682,000	66,425
Daiwa Securities Group, Inc.	13,742,000	155,913
DCM Japan Holdings Co. Ltd. (a)(d)	1,142,020	13,084
E*TRADE Securities Co. Ltd.	25,843	27,178
East Japan Railway Co.	6,136	42,914
Fujitsu Ltd.	6,858,000	55,938
Hokuhoku Financial Group, Inc.	9,838,000	36,674
Isetan Co. Ltd.	1,172,800	20,656
JSR Corp.	3,930,600	98,803
Juroku Bank Ltd.	6,656,000	37,730
Kansai Paint Co. Ltd. Osaka	1,965,000	16,448
Marui Co. Ltd.	2,459,700	33,081
Matsushita Electric Industrial Co. Ltd.	551,000	11,461
Mazda Motor Corp.	3,836,000	25,943
Millea Holdings, Inc.	883,500	33,388
Mitsubishi Estate Co. Ltd.	3,528,000	84,460
Mitsui & Co. Ltd.	5,505,000	75,167
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Mitsui Fudosan Co. Ltd.	3,348,000	$ 82,440
Mitsui Sumitomo Insurance Co. Ltd.	3,269,000	40,667
Mizuho Financial Group, Inc.	15,310	119,249
Monex Beans Holdings, Inc. (d)	10,893	9,407
Murata Manufacturing Co. Ltd.	522,100	36,515
Nidec Corp.	1,027,500	78,626
Nikko Cordial Corp.	15,061,500	180,413
Nintendo Co. Ltd.	210,900	43,132
Nippon Chemi-con Corp.	3,839,900	27,217
Nippon Electric Glass Co. Ltd.	3,762,800	81,073
Nishi-Nippon City Bank Ltd.	8,931,000	42,379
Nitto Denko Corp.	917,900	52,346
Nomura Holdings, Inc.	4,583,400	80,760
Nomura Holdings, Inc. sponsored ADR	2,646,000	46,623
Nomura Real Estate Holdings, Inc.	111,900	4,181
NSK Ltd.	4,104,000	34,387
NTT DoCoMo, Inc.	6,057	9,270
NTT Urban Development Co.	4,507	38,920
Okamura Corp. (d)	3,221,000	39,051
OMC Card, Inc. (d)	5,146,200	51,128
Omron Corp.	3,324,000	85,828
ORIX Corp.	441,960	124,509
Sekisui House Ltd.	4,321,000	68,310
Seven & I Holdings Co. Ltd.	597,100	19,144
SFCG Co. Ltd. (d)	302,660	55,972
SHIMIZU Corp.	6,208,000	36,836
Sompo Japan Insurance, Inc.	7,582,000	100,869
Sony Corp.	371,800	15,236
Sony Corp. sponsored ADR	2,077,400	85,132
Sumco Corp.	182,500	12,982
Sumitomo Corp.	5,789,500	76,131
Sumitomo Electric Industries Ltd.	4,612,500	65,307
Sumitomo Metal Industries Ltd.	5,696,000	21,428
Sumitomo Mitsui Financial Group, Inc.	13,804	151,070
Sumitomo Osaka Cement Co. Ltd.	8,325,000	24,485
T&D Holdings, Inc.	229,550	16,781
Taiheiyo Cement Corp.	4,508,000	18,115
Tokai Carbon Co. Ltd. (d)	3,517,000	23,755
Tokuyama Corp.	6,607,000	83,152
Tokyo Electron Ltd.	487,600	36,437
Tokyo Star Bank Ltd.	167	541
Tokyo Tomin Bank Ltd.	1,351,100	54,987
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Toyota Industries Corp.	224,500	$ 9,789
Toyota Motor Corp.	1,707,000	100,713
Toyota Motor Corp. sponsored ADR	585,200	69,054
TOTAL JAPAN		3,787,501
Korea (South) - 0.9%
Daegu Bank Co. Ltd.	2,575,597	42,642
Kookmin Bank sponsored ADR	691,410	54,870
LG Electronics, Inc.	524,760	31,745
TOTAL KOREA (SOUTH)		129,257
Luxembourg - 0.1%
Acergy SA (a)	389,100	7,062
GAGFAH SA	62,300	1,808
SES Global SA FDR	457,337	7,005
TOTAL LUXEMBOURG		15,875
Mexico - 0.2%
Fomento Economico Mexicano SA de CV sponsored ADR	310,400	30,013
Netherlands - 3.7%
ABN-AMRO Holding NV	611,800	17,846
ASM International NV (NASDAQ) (a)(d)	1,848,134	33,895
De Telegraaf Holding NV (Certificaten Van Aandelen)	897,476	22,223
IHC Caland NV	491,900	14,560
ING Groep NV sponsored ADR	4,097,000	181,620
Koninklijke Numico NV	431,286	19,284
Koninklijke Philips Electronics NV (NY Shares)	3,678,700	128,129
Reed Elsevier NV sponsored ADR	1,932,300	65,698
Rodamco Europe NV	214,500	24,819
TomTom Group BV (a)	216,522	9,148
Unilever NV (Certificaten Van Aandelen)	680,800	16,789
TOTAL NETHERLANDS		534,011
Netherlands Antilles - 0.5%
Schlumberger Ltd. (NY Shares)	1,108,800	69,943
Norway - 2.9%
Aker Kvaerner ASA	341,050	35,479
DnB Nor ASA	6,602,680	86,465
Fred Olsen Energy ASA (a)(d)	244,000	10,527
Norsk Hydro ASA sponsored ADR	3,643,100	84,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Norway - continued
Odfjell ASA:
(A Shares)	38,500	$ 660
(B Shares)	820,200	12,611
Petroleum Geo-Services ASA (a)	756,950	44,063
Renewable Energy Corp. AS	1,762,100	29,249
Statoil ASA sponsored ADR	4,453,200	112,933
TOTAL NORWAY		416,325
Russia - 0.0%
OAO TMK unit	296,600	7,489
Singapore - 0.4%
City Developments Ltd.	2,024,000	14,296
STATS ChipPAC Ltd. sponsored ADR (a)	7,951,600	50,095
TOTAL SINGAPORE		64,391
South Africa - 0.9%
Absa Group Ltd.	2,999,800	46,420
Massmart Holdings Ltd.	4,012,176	32,299
Nedbank Group Ltd.	3,022,405	50,016
TOTAL SOUTH AFRICA		128,735
Spain - 2.2%
Antena 3 Television SA	321,195	6,961
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	3,583,000	86,709
Banco Santander Central Hispano SA	4,078,900	70,598
Banco Santander Central Hispano SA sponsored ADR	3,413,300	58,436
Bolsas Y Mercados Espanoles	578,700	21,480
Gestevision Telecinco SA	959,100	25,206
Inditex SA	1,081,500	51,711
TOTAL SPAIN		321,101
Sweden - 1.8%
Atlas Copco AB (B Shares)	3,187,500	90,915
Securitas AB (B Shares)	1,082,600	14,240
Securitas Systems AB (a)	3,137,000	10,468
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,852,800	145,713
TOTAL SWEDEN		261,336
Switzerland - 9.7%
ABB Ltd. (Reg.)	5,458,875	81,171
Baloise Holdings AG (Reg.)	451,870	43,220
Converium Holding AG	2,362,050	30,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Switzerland - continued
Credit Suisse Group sponsored ADR	2,370,700	$ 143,380
Nestle SA (Reg.)	460,340	157,252
Novartis AG sponsored ADR	3,360,132	204,061
Roche Holding AG (participation certificate)	1,455,587	254,697
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	81,574	86,613
Swiss Life Holding	152,517	35,979
Swiss Reinsurance Co. (Reg.)	726,195	59,536
Syngenta AG sponsored ADR	2,712,900	87,437
UBS AG (NY Shares)	1,980,994	118,543
Zurich Financial Services AG (Reg.)	371,466	91,810
TOTAL SWITZERLAND		1,393,980
Taiwan - 1.2%
Advanced Semiconductor Engineering, Inc.	72,198,692	66,921
ASE Test Ltd. (a)	4,176,700	36,922
ASE Test Ltd. unit (a)	1,000,000	104
Nan Ya Printed Circuit Board Corp.	6,156,000	39,803
ProMOS Technologies, Inc. (a)	57,137,000	22,476
Yuanta Core Pacific Securities Co. Ltd.	18,315,000	12,863
TOTAL TAIWAN		179,089
Thailand - 0.6%
Bangkok Bank Ltd. PCL (For. Reg.)	5,350,000	17,499
Krung Thai Bank Public Co. Ltd.	67,548,100	24,119
Siam Commercial Bank PCL (For. Reg.)	21,700,700	38,743
TOTAL THAILAND		80,361
Turkey - 0.3%
Tupras-Turkiye Petrol Rafinerileri AS	510,000	8,469
Turkiye Garanti Bankasi AS	8,063,000	29,602
TOTAL TURKEY		38,071
United Kingdom - 7.6%
AstraZeneca PLC (United Kingdom)	448,300	26,315
Babcock International Group PLC	1,532,900	10,972
BAE Systems PLC	1,857,780	14,866
BP PLC sponsored ADR	3,363,000	225,657
Cookson Group PLC	4,619,700	51,110
Dawnay Day Treveria PLC (e)	26,423,300	40,978
GlaxoSmithKline PLC sponsored ADR	3,141,200	167,269
HSBC Holdings PLC (Hong Kong) (Reg.)	411,600	7,859
Informa PLC	2,231,800	23,244
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Intertek Group PLC	1,513,300	$ 23,757
NETeller PLC (a)	3,341,600	9,163
Old Mutual PLC	14,440,200	46,688
Rentokil Initial PLC	18,789,300	54,298
Rolls-Royce Group PLC	9,095,406	81,499
Serco Group PLC	9,076,548	61,463
Tesco PLC	2,669,354	20,036
Unilever PLC sponsored ADR	3,568,160	86,635
Vedanta Resources PLC	1,273,400	35,512
Vodafone Group PLC sponsored ADR	4,055,000	104,822
TOTAL UNITED KINGDOM		1,092,143
United States of America - 0.3%
Halliburton Co.	2,300	74
Synthes, Inc.	130,675	14,820
Transocean, Inc. (a)	262,200	19,020
Weatherford International Ltd. (a)	351,452	14,438
TOTAL UNITED STATES OF AMERICA		48,352
TOTAL COMMON STOCKS (Cost $11,720,296)		13,737,540
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(g)	8,500	0
Nonconvertible Preferred Stocks - 0.6%
Germany - 0.3%
ProSiebenSat.1 Media AG	1,310,900	37,480
Italy - 0.3%
Buzzi Unicem Spa (Risp)	1,763,100	30,880
Unicredito Italiano Spa (Risp)	1,277,630	10,543
TOTAL ITALY		41,423
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	333,801,400	653
TOTAL PREFERRED STOCKS (Cost $69,305)		79,556
Government Obligations - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 4.78% to 5.01% 12/7/06 to 1/11/07 (f) (Cost $24,197)	$ 24,385	$ 24,199
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	543,454,981	543,455
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	367,365,553	367,366
TOTAL MONEY MARKET FUNDS (Cost $910,821)		910,821
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $13,686)	$ 13,688	13,686
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $12,738,305)		14,765,802
NET OTHER ASSETS - (2.4)%		(340,229)
NET ASSETS - 100%		$ 14,425,573
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
384 DAX 100 Index Contracts (Germany)	Dec. 2006	$ 77,117	$ 4,220
4,716 Nikkei 225 Index Contracts (Japan)	Dec. 2006	385,887	6,385
TOTAL EQUITY INDEX CONTRACTS		$ 463,004	$ 10,605

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,199,000.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$13,686,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 7,473
Banc of America Securities LLC	1,927
Barclays Capital, Inc.	4,286
$ 13,686
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 23,560
Fidelity Securities Lending Cash Central Fund	13,118
Total	$ 36,678
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Dawnay Day Treveria PLC	$ -	$ 35,891	$ -	$ 671	$ 40,978
IWKA AG	21,465	29,410	16,482	-	31,757
SGL Carbon AG	6,175	55,345	-	-	79,939
Total	$ 27,640	$ 120,646	$ 16,482	$ 671	$ 152,674

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $365,646 and repurchase agreements of $13,686) - See accompanying schedule: Unaffiliated issuers (cost $11,697,041)	$ 13,702,307
Fidelity Central Funds (cost $910,821)	910,821
Other affiliated issuers (cost $130,443)	152,674
Total Investments (cost $12,738,305)		$ 14,765,802
Foreign currency held at value (cost $14,973)		14,971
Receivable for investments sold		99,485
Receivable for fund shares sold		22,794
Dividends receivable		16,379
Interest receivable		2,723
Other receivables		1,890
Total assets		14,924,044

Liabilities
Payable for investments purchased	$ 90,721
Payable for fund shares redeemed	21,529
Accrued management fee	8,464
Distribution fees payable	4,005
Payable for daily variation on futures contracts	1,719
Other affiliated payables	2,638
Other payables and accrued expenses	2,029
Collateral on securities loaned, at value	367,366
Total liabilities		498,471

Net Assets		$ 14,425,573
Net Assets consist of:
Paid in capital		$ 11,274,220
Undistributed net investment income		144,715
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		968,446
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,038,192
Net Assets		$ 14,425,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,694,378 ÷ 200,405 shares)	$ 23.42

Maximum offering price per share (100/94.25 of $23.42)	$ 24.85
Class T: Net Asset Value and redemption price per share ($3,608,653 ÷ 155,753 shares)	$ 23.17

Maximum offering price per share (100/96.50 of $23.17)	$ 24.01
Class B: Net Asset Value and offering price per share ($508,148 ÷ 22,622 shares)A	$ 22.46

Class C: Net Asset Value and offering price per share ($1,394,595 ÷ 61,891 shares)A	$ 22.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,219,799 ÷ 177,461 shares)	$ 23.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends (including $671 received from other affiliated issuers)		$ 301,365
Interest		1,426
Income from Fidelity Central Funds		36,678
		339,469
Less foreign taxes withheld		(28,672)
Total income		310,797

Expenses
Management fee	$ 87,717
Transfer agent fees	26,179
Distribution fees	42,097
Accounting and security lending fees	2,115
Custodian fees and expenses	3,573
Independent trustees' compensation	45
Registration fees	1,088
Audit	139
Legal	176
Interest	2
Miscellaneous	1,017
Total expenses before reductions	164,148
Expense reductions	(7,099)	157,049
Net investment income (loss)		153,748
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,292)	997,599
Other affiliated issuers	(2,682)
Foreign currency transactions	(4,626)
Futures contracts	30,281
Total net realized gain (loss)		1,020,572
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,448)	878,345
Assets and liabilities in foreign currencies	417
Futures contracts	10,605
Total change in net unrealized appreciation (depreciation)		889,367
Net gain (loss)		1,909,939
Net increase (decrease) in net assets resulting from operations		$ 2,063,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 153,748	$ 61,109
Net realized gain (loss)	1,020,572	435,853
Change in net unrealized appreciation (depreciation)	889,367	645,880
Net increase (decrease) in net assets resulting from operations	2,063,687	1,142,842
Distributions to shareholders from net investment income	(64,018)	(10,883)
Distributions to shareholders from net realized gain	(425,957)	(21,643)
Total distributions	(489,975)	(32,526)
Share transactions - net increase (decrease)	4,317,582	2,857,486
Redemption fees	520	289
Total increase (decrease) in net assets	5,891,814	3,968,091

Net Assets
Beginning of period	8,533,759	4,565,668
End of period (including undistributed net investment income of $144,715 and undistributed net investment income of $60,354, respectively)	$ 14,425,573	$ 8,533,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.30	$ 16.97	$ 14.60	$ 11.12	$ 11.87
Income from Investment Operations
Net investment income (loss) C	.30	.19	.08	.09	.07
Net realized and unrealized gain (loss)	3.91	3.27	2.41	3.45	(.82)
Total from investment operations	4.21	3.46	2.49	3.54	(.75)
Distributions from net investment income	(.14)	(.05)	(.12)	(.06)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.09)	(.13)	(.12)	(.06)	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 23.42	$ 20.30	$ 16.97	$ 14.60	$ 11.12
Total Return A, B	21.54%	20.50%	17.15%	31.99%	(6.32)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.27%	1.31%	1.42%	1.46%
Expenses net of fee waivers, if any	1.26%	1.27%	1.31%	1.42%	1.46%
Expenses net of all reductions	1.20%	1.20%	1.27%	1.39%	1.43%
Net investment income (loss)	1.33%	1.02%	.51%	.71%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 4,694	$ 2,792	$ 1,294	$ 241	$ 52
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.12	$ 16.82	$ 14.47	$ 11.01	$ 11.80
Income from Investment Operations
Net investment income (loss) C	.25	.15	.03	.05	.02
Net realized and unrealized gain (loss)	3.89	3.23	2.39	3.43	(.81)
Total from investment operations	4.14	3.38	2.42	3.48	(.79)
Distributions from net investment income	(.14)	-	(.07)	(.02)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.09)	(.08)	(.07)	(.02)	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 23.17	$ 20.12	$ 16.82	$ 14.47	$ 11.01
Total Return A, B	21.33%	20.16%	16.78%	31.66%	(6.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.51%	1.61%	1.75%	1.79%
Expenses net of fee waivers, if any	1.48%	1.51%	1.61%	1.75%	1.79%
Expenses net of all reductions	1.42%	1.45%	1.57%	1.72%	1.76%
Net investment income (loss)	1.12%	.77%	.21%	.38%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 3,609	$ 2,420	$ 1,510	$ 552	$ 204
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 16.46	$ 14.19	$ 10.84	$ 11.68
Income from Investment Operations
Net investment income (loss) C	.10	.02	(.07)	(.02)	(.04)
Net realized and unrealized gain (loss)	3.79	3.16	2.35	3.37	(.80)
Total from investment operations	3.89	3.18	2.28	3.35	(.84)
Distributions from net investment income	(.08)	-	(.01)	-	-
Distributions from net realized gain	(.95)	(.04)	-	-	-
Total distributions	(1.03)	(.04)	(.01)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 22.46	$ 19.60	$ 16.46	$ 14.19	$ 10.84
Total Return A, B	20.55%	19.35%	16.08%	30.90%	(7.19)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.24%	2.32%	2.32%
Expenses net of fee waivers, if any	2.12%	2.16%	2.24%	2.32%	2.32%
Expenses net of all reductions	2.06%	2.10%	2.20%	2.29%	2.29%
Net investment income (loss)	.48%	.12%	(.42)%	(.19)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 508	$ 351	$ 196	$ 89	$ 49
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.65	$ 16.48	$ 14.22	$ 10.86	$ 11.68
Income from Investment Operations
Net investment income (loss) C	.12	.04	(.05)	(.01)	(.03)
Net realized and unrealized gain (loss)	3.79	3.17	2.35	3.37	(.79)
Total from investment operations	3.91	3.21	2.30	3.36	(.82)
Distributions from net investment income	(.08)	-	(.04)	-	-
Distributions from net realized gain	(.95)	(.04)	-	-	-
Total distributions	(1.03)	(.04)	(.04)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 22.53	$ 19.65	$ 16.48	$ 14.22	$ 10.86
Total Return A, B	20.62%	19.51%	16.21%	30.94%	(7.02)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.05%	2.13%	2.23%	2.25%
Expenses net of fee waivers, if any	2.02%	2.05%	2.13%	2.23%	2.25%
Expenses net of all reductions	1.96%	1.99%	2.09%	2.20%	2.22%
Net investment income (loss)	.57%	.23%	(.31)%	(.10)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,395	$ 758	$ 381	$ 124	$ 54
Portfolio turnover rate E	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 17.18	$ 14.74	$ 11.22	$ 11.94
Income from Investment Operations
Net investment income (loss) B	.37	.25	.13	.13	.11
Net realized and unrealized gain (loss)	3.98	3.30	2.44	3.48	(.83)
Total from investment operations	4.35	3.55	2.57	3.61	(.72)
Distributions from net investment income	(.18)	(.09)	(.13)	(.09)	-
Distributions from net realized gain	(.95)	(.08)	-	-	-
Total distributions	(1.13)	(.17)	(.13)	(.09)	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 23.78	$ 20.56	$ 17.18	$ 14.74	$ 11.22
Total Return A	21.96%	20.81%	17.54%	32.41%	(6.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	.97%	1.03%	1.09%	1.11%
Expenses net of fee waivers, if any	.97%	.97%	1.03%	1.09%	1.11%
Expenses net of all reductions	.92%	.91%	.98%	1.06%	1.07%
Net investment income (loss)	1.62%	1.32%	.80%	1.04%	.89%
Supplemental Data
Net assets, end of period (in millions)	$ 4,220	$ 2,213	$ 1,185	$ 391	$ 88
Portfolio turnover rate D	83%	59%	72%	49%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,271,908
Unrealized depreciation	(338,262)
Net unrealized appreciation (depreciation)	1,933,646
Undistributed ordinary income	302,379
Undistributed long-term capital gain	797,697
Cost for federal income tax purposes	$ 12,832,156

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 171,628	$ 20,958
Long-term Capital Gains	318,347	11,568
Total	$ 489,975	$ 32,526

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,420,223 and $9,818,844, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,892	$ 301
Class T	.25%	.25%	16,078	461
Class B	.75%	.25%	4,590	3,442
Class C	.75%	.25%	11,537	4,816
			$ 42,097	$ 9,020

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,167
Class T	405
Class B*	556
Class C*	199
$ 3,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,970.23
Class T	6,252.19
Class B	1,536.33
Class C	2,738.24
Institutional Class	6,683.19
	$ 26,179

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $32 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,118.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,341. The weighted average interest rate was 4.54%. At period end, there were no bank borrowings outstanding.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,012 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 25
Class T	47
Institutional Class	11
$ 83

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 20,889	$ 4,172
Class T	17,028	-
Class B	1,465	-
Class C	3,357	-
Institutional Class	21,279	6,711
Total	$ 64,018	$ 10,883
From net realized gain
Class A	$ 137,810	$ 6,675
Class T	118,069	7,510
Class B	17,614	505
Class C	38,898	988
Institutional Class	113,566	5,965
Total	$ 425,957	$ 21,643

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	92,555	83,477	$ 2,062,928	$ 1,580,867
Reinvestment of distributions	5,911	432	120,998	7,686
Shares redeemed	(35,607)	(22,583)	(794,472)	(426,811)
Net increase (decrease)	62,859	61,326	$ 1,389,454	$ 1,161,742
Class T
Shares sold	62,102	60,374	$ 1,371,264	$ 1,132,534
Reinvestment of distributions	6,462	398	131,108	7,025
Shares redeemed	(33,079)	(30,276)	(728,634)	(565,431)
Net increase (decrease)	35,485	30,496	$ 773,738	$ 574,128
Class B
Shares sold	7,773	7,850	$ 166,883	$ 143,663
Reinvestment of distributions	822	25	16,265	427
Shares redeemed	(3,861)	(1,900)	(82,950)	(34,997)
Net increase (decrease)	4,734	5,975	$ 100,198	$ 109,093
Class C
Shares sold	28,685	19,454	$ 617,751	$ 358,671
Reinvestment of distributions	1,513	40	30,000	699
Shares redeemed	(6,902)	(4,021)	(148,267)	(74,121)
Net increase (decrease)	23,296	15,473	$ 499,484	$ 285,249
Institutional Class
Shares sold	101,236	64,375	$ 2,276,221	$ 1,229,041
Reinvestment of distributions	3,981	418	82,534	7,508
Shares redeemed	(35,373)	(26,125)	(804,047)	(509,275)
Net increase (decrease)	69,844	38,668	$ 1,554,708	$ 727,274

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Diversified International (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Diversified International. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified International. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Penelope A. Dobkin (52)

Year of Election or Appointment: 2004

Vice President of Advisor Diversified International. Ms. Dobkin is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Dobkin worked as a research analyst and manager. Ms. Dobkin also serves as Vice President of FMR (1990) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Diversified International. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified International. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified International. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Diversified International. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/11/06	12/08/06	$.291	$1.57

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st 2006, $$800,864,408, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 54% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/12/2005	$.196	$.02

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1206
1.784736.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	30.09%	20.62%	4.52%
Class T (incl. 3.50% sales charge) B	32.87%	20.90%	4.57%
Class B (incl. contingent deferred sales charge) C	31.99%	20.99%	4.58%
Class C (incl. contingent deferred sales charge) D	36.02%	21.17%	4.56%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns prior to June 16,1999 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to June 16, 1999 may have been lower.

Annual Report

Performance - continued

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class C shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class T on October 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country (MSCI® AC) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Despite a downturn in the late spring and early summer of the 12-month period ending October 31, 2006, emerging Asian markets returned 35.78% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia ex Japan Index. Overall, emerging Asian markets benefited as their economies became more broadly based, driven by domestic consumption as well as by exports. Equity markets in the world's two most populous countries - China and India - rallied as their rapidly growing economies showed few signs of cooling off. India's equity market hit an all-time high during the period, while China was aided by reforms to improve stock market regulation and increase the efficiency of the foreign exchange market. However, investors abandoned emerging Asian stocks in May and June when global inflation fears sparked a general avoidance of higher-risk assets. But when it became apparent that inflation fears were overblown, investors returned to these stocks and pushed the MSCI index 10 percentage points higher over the final four months of the period.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 38.02%, 37.69%, 36.99% and 37.02%, respectively (excluding sales charges), beating the MSCI index. The fund was aided versus the index by stock selection in the consumer discretionary sector, particularly in consumer services and retailing. My picks in the capital goods segment of industrials and in materials also helped. Geographically, stock selection in China, Hong Kong and Taiwan benefited performance the most, along with a substantial overweighting in China. Parkson Retail Group, one of China's leading department stores, added value, benefiting from acquisitions and new store openings. South Korean information technology companies NHN Corp. and CDNetworks also contributed, along with Indian e-learning company Educomp Solutions. Conversely, unfavorable stock selection and an underweighting in energy hurt, along with underweighting the strong Indian stock market. An average cash position of 5% further held back performance in a strong market environment. Korean automaker Hyundai Motor disappointed due to slower sales growth in the United States and a delayed earnings recovery. Another detractor was Samsung Electronics. Not owning enough of index component Reliance Industries, an Indian energy stock that more than doubled, was detrimental as well. I sold Parkson Retail and Reliance Industries by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,024.10	$ 7.65
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,022.60	$ 8.92
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,020.50	$ 11.46
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,020.50	$ 11.46
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,025.60	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	5.7	5.6
Kookmin Bank	2.1	1.7
China Mobile (Hong Kong) Ltd.	2.0	1.6
Li & Fung Ltd.	1.7	0.0
Esprit Holdings Ltd.	1.6	1.2
IOI Corp. BHD	1.5	1.2
China Construction Bank Corp. (H Shares)	1.4	0.5
MediaTek, Inc.	1.4	1.1
PetroChina Co. Ltd. (H Shares)	1.3	1.1
POSCO	1.3	1.7
	20.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	18.1
Information Technology	17.0	22.7
Industrials	14.5	14.2
Consumer Discretionary	11.1	12.2
Energy	7.2	4.7
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks and Investment Companies 94.1%	Stocks 93.7%
Short-Term Investments and Net Other Assets 5.9%	Short-Term Investments and Net Other Assets 6.3%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value (Note 1)
Australia - 0.5%
Babcock & Brown Japan Property Trust	161,800	$ 242,373
Dominos Pizza Australia New Zealand Ltd.	57,300	144,166
Dyno Nobel Ltd.	220,700	399,800
TOTAL AUSTRALIA		786,339
Bermuda - 1.8%
COFCO International Ltd.	1,000,000	889,780
Ports Design Ltd.	414,000	719,704
Sinochem Hong Kong Holding Ltd.	2,740,000	954,765
TOTAL BERMUDA		2,564,249
Cayman Islands - 1.5%
Himax Technologies, Inc. sponsored ADR	62,800	400,036
Hutchison China Meditech Ltd.	3	9
Kingboard Chemical Holdings Ltd.	322,000	1,144,795
Xinyi Glass Holdings Co. Ltd.	1,520,000	519,879
TOTAL CAYMAN ISLANDS		2,064,719
China - 18.2%
Air China Ltd. (H Shares)	2,200,000	1,103,225
Asian Citrus Holdings Ltd. (a)	155,900	609,627
Beijing Capital International Airport Co. Ltd. (H Shares)	1,300,000	834,105
BYD Co. Ltd. (H Shares) (a)	250,000	673,443
China Construction Bank Corp. (H Shares)	4,500,000	2,025,150
China International Marine Containers Co. Ltd. (B Shares)	1,038,660	1,462,394
China Life Insurance Co. Ltd. (H Shares)	300,000	631,847
China Merchants Bank Co. Ltd. (H Shares) (a)	1,000,000	1,560,973
China Oilfield Services Ltd. (H Shares)	3,000,000	1,685,697
China Petroleum & Chemical Corp. (H Shares)	2,700,000	1,872,990
China Shenhua Energy Co. Ltd. (H Shares)	700,000	1,231,291
China Vanke Co. Ltd. (B Shares)	700,000	844,263
Chongqing Changan Automobile Co. Ltd. (B Shares)	900,000	477,936
CSG Holding Co. Ltd. (B Shares)	693,100	512,437
Dalian Port (PDA) Co. Ltd. (H Shares)	1,135,000	548,732
Dazhong Transport Group Co. Ltd. (B Shares)	1,755,000	949,455
Dongfang Electrical Machinery Co. Ltd. (H Shares)	36,000	69,434
Goldman Sachs International Ltd. warrants 9/14/09 (a)	19,000	25,103
Home Inns & Hotels Management, Inc. sponsored ADR	200	4,908
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	2,552,000	1,207,550
Industrial & Commercial Bank of China	180,000	80,543
Lianhua Supermarket Holdings Co. (H Shares)	281,000	356,977
PetroChina Co. Ltd. (H Shares)	1,728,000	1,907,539
Shanghai Electric (Group) Corp. (H Shares)	3,000,000	1,056,936
Common Stocks - continued
	Shares	Value (Note 1)
China - continued
Shanghai Forte Land Co. Ltd. (H Shares)	236,000	$ 104,084
Shanghai Pudong Development Bank Co., Ltd. warrants (UBS Warrant Programme) 1/17/07 (a)	210,950	370,745
Shenzhou International Group Holdings Ltd.	1,448,000	599,517
Sina Corp. (a)	48,900	1,257,219
Weichai Power Co. Ltd. (H Shares)	343,000	822,967
Weifu High-Technology Co. Ltd. (B Shares)	600,000	397,315
Yantai Changyu Pioneer Wine Co. (B Shares)	136,240	464,224
TOTAL CHINA		25,748,626
Hong Kong - 12.9%
Automated Systems Holdings Ltd.	212,000	49,067
Bank of East Asia Ltd.	310,000	1,480,803
BOC Hong Kong Holdings Ltd.	600,000	1,342,385
Cheung Kong Holdings Ltd.	50,000	543,898
China Everbright Ltd. (a)	2,000,000	1,766,703
China Mobile (Hong Kong) Ltd.	350,000	2,854,600
China Overseas Land & Investment Ltd.	500,000	455,820
China Unicom Ltd.	600,000	660,600
CNOOC Ltd.	1,338,500	1,121,931
Dynasty Fine Wines Group Ltd.	1,346,000	519,210
Esprit Holdings Ltd.	229,500	2,222,053
Hong Kong & Shanghai Hotels Ltd.	174,000	241,629
Hutchison Whampoa Ltd.	77,000	683,151
Li & Fung Ltd.	910,000	2,381,127
Vtech Holdings Ltd.	207,000	1,040,696
Wing Hang Bank Ltd.	100,000	972,072
TOTAL HONG KONG		18,335,745
India - 4.1%
Aditya Birla Nuvo Ltd.	20,000	436,732
Bharti Airtel Ltd. (a)	50,000	642,286
Cipla Ltd.	125,000	729,074
Educomp Solutions Ltd.	38,160	552,394
IL&FS Investsmart Ltd.	63,876	278,924
IVRCL Infrastructures & Projects Ltd.	65,000	413,268
Max India Ltd. (a)	22,250	463,748
Punjab National Bank	26,984	338,021
Royal Orchid Hotels Ltd.	132,311	549,038
State Bank of India	45,830	1,347,006
TOTAL INDIA		5,750,491
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - 3.6%
PT Astra International Tbk	900,000	$ 1,323,669
PT Bank Central Asia Tbk	900,000	459,333
PT Bank Niaga Tbk	2,293,500	219,003
PT Mitra Adiperkasa Tbk	2,913,500	310,184
PT Panin Life Tbk (a)	45,654,500	701,526
PT Panin Life Tbk warrants 7/10/09 (a)	6,218,166	42,314
PT Perushahaan Perkebunan London Sumatra Tbk	800,000	406,101
PT Telkomunikasi Indonesia Tbk Series B	1,713,500	1,579,776
TOTAL INDONESIA		5,041,906
Korea (South) - 20.5%
CDNetworks Co. Ltd. (a)	9,355	311,750
G2R, Inc.	50,000	806,580
GwangJu Shinsegae Co. Ltd.	5,000	822,499
Hyundai Engineering & Construction Co. Ltd. (a)	7,000	391,510
Hyundai Mipo Dockyard Co. Ltd.	5,680	753,515
Kookmin Bank	37,140	2,952,279
Korean Reinsurance Co.	86,000	972,035
LG Dacom Corp.	50,000	1,162,111
LG Household & Health Care Ltd.	10,000	923,321
LG Telecom Ltd. (a)	80,000	925,444
LG.Philips LCD Co. Ltd. (a)	17,170	546,670
NHN Corp.	16,319	1,619,343
Orion Corp.	6,930	1,875,457
POSCO	6,840	1,898,285
Samsung Corp.	26,790	894,184
Samsung Electronics Co. Ltd.	12,497	8,103,649
Shinhan Financial Group Co. Ltd.	23,960	1,104,868
SK Corp.	10,000	733,351
Taewoong Co. Ltd.	50,000	1,382,329
TSM Tech Co. Ltd.	30,000	477,580
YBM Sisa.com, Inc.	22,000	475,139
TOTAL KOREA (SOUTH)		29,131,899
Malaysia - 3.3%
Bumiputra-Commerce Holdings BHD	500,000	944,559
IOI Corp. BHD	462,100	2,176,077
Malakoff BHD	340,000	916,906
POS Malaysia & Services Holding BHD	500,000	678,987
TOTAL MALAYSIA		4,716,529
Philippines - 1.4%
Manila Water Co., Inc.	3,500,000	646,067
Common Stocks - continued
	Shares	Value (Note 1)
Philippines - continued
Philippine Long Distance Telephone Co.	18,580	$ 879,791
San Miguel Corp. Class B	314,000	469,362
TOTAL PHILIPPINES		1,995,220
Singapore - 4.5%
DBS Group Holdings Ltd.	52,000	681,135
GigaMedia Ltd. (a)	68,000	657,560
HTL International Holdings Ltd.	323,750	245,297
Keppel Corp. Ltd.	95,000	963,786
Parkway Holdings Ltd.	653,000	1,161,429
Petra Foods Ltd.	223,000	233,395
SembCorp Marine Ltd.	530,000	1,163,863
SIA Engineering Co. Ltd.	261,000	626,775
Yanlord Land Group Ltd.	700,000	651,727
TOTAL SINGAPORE		6,384,967
Taiwan - 14.8%
Acer, Inc.	115,790	210,464
Advantech Co. Ltd.	100,277	279,899
AU Optronics Corp.	875,500	1,182,288
Cathay Financial Holding Co. Ltd.	439,832	855,137
Chang Hwa Commercial Bank (a)	1,300,000	809,194
Chinatrust Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 2/8/07 (a)	254,240	184,589
Chinatrust Financial Holding Co. Ltd.	1,520,319	1,106,728
Delta Electronics, Inc.	420,000	1,190,053
EVA Airways Corp.	2,117,592	836,186
Formosa International Hotel Corp.	80,000	214,619
High Tech Computer Corp.	27,600	686,360
Hung Poo Real Estate Development Co. Ltd.	600,000	663,753
MediaTek, Inc.	197,000	1,926,948
Mega Financial Holding Co. Ltd.	800,000	565,486
PixArt Imaging, Inc.	90,000	740,618
Shin Kong Financial Holding Co. warrants (UBS Warrant Programme) 11/23/06 (a)	1,701,202	1,503,655
Shin Kong Financial Holding Co. Ltd.	691,113	612,471
Sinyi Realty, Inc.	359,800	867,641
Taiwan Cement Corp.	1,051,168	831,746
Taiwan Secom Co.	404,000	638,119
Taiwan Semiconductor Manufacturing Co. Ltd.	904,122	1,662,440
UBS AG London Branch warrants 4/30/07 (a)	672,000	489,188
Wistron Corp.	845,644	981,380
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Yageo Corp. (a)	908,000	$ 333,914
Yuanta Core Pacific Securities Co. Ltd.	2,292,294	1,609,961
TOTAL TAIWAN		20,982,837
Thailand - 5.3%
ACL Bank PCL:
NVDR (a)	982,200	123,151
(For. Reg.) (a)	1,017,800	127,615
Aromatics (Thailand) PCL	316,700	302,133
Bumrungrad Hospital PCL (For. Reg.)	768,700	770,010
Central Pattana PCL (For. Reg.)	2,000,000	1,193,867
Home Product Center PCL (For. Reg.)	1,491,100	353,596
Land & House PCL NVDR	2,239,200	497,430
Minor International PCL:
(For. Reg.)	1,927,189	567,322
(For. Reg.) warrants 3/29/08	192,719	27,053
PTT Exploration & Production PCL (For. Reg.)	300,000	891,312
Robinson Department Store PCL (For. Reg.) (a)	2,319,200	714,329
Thai Oil PCL (For. Reg.)	500,000	831,346
Total Access Communication PCL (a)	150,000	600,000
True Corp. PCL:
(For. Reg.) (a)	2,000,000	457,922
(For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		7,457,086
United Kingdom - 1.0%
Standard Chartered PLC (United Kingdom)	50,000	1,406,781
TOTAL COMMON STOCKS (Cost $107,268,050)		132,367,394
Nonconvertible Preferred Stocks - 0.4%

Korea (South) - 0.4%
Hyundai Motor Co. Series 2 (Cost $257,065)	12,970	612,539
Investment Companies - 0.3%

Hong Kong - 0.3%
iShares FTSE/Xinhua A50 China Tracker (Cost $407,060)	50,000	444,247
Money Market Funds - 5.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b) (Cost $8,328,496)	8,328,496	$ 8,328,496
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $116,260,671)		141,752,676
NET OTHER ASSETS - 0.0%		4,655
NET ASSETS - 100%		$ 141,757,331
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 257,361
Fidelity Securities Lending Cash Central Fund	20,848
Total	$ 278,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $107,932,175)	$ 133,424,180
Fidelity Central Funds (cost $8,328,496)	8,328,496
Total Investments (cost $116,260,671)		$ 141,752,676
Foreign currency held at value (cost $29,189)		29,444
Receivable for investments sold		835,888
Receivable for fund shares sold		541,005
Dividends receivable		38,418
Interest receivable		35,450
Receivable from investment adviser for expense reductions		17,587
Other receivables		307,833
Total assets		143,558,301

Liabilities
Payable for investments purchased	$ 1,228,591
Payable for fund shares redeemed	264,800
Accrued management fee	82,178
Distribution fees payable	65,263
Other affiliated payables	41,833
Other payables and accrued expenses	118,305
Total liabilities		1,800,970

Net Assets		$ 141,757,331
Net Assets consist of:
Paid in capital		$ 103,503,333
Undistributed net investment income		779,401
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,982,100
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,492,497
Net Assets		$ 141,757,331

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,789,716 ÷ 2,481,398 shares)	$ 22.48

Maximum offering price per share (100/94.25 of $22.48)	$ 23.85
Class T: Net Asset Value and redemption price per share ($28,850,063 ÷ 1,303,436 shares)	$ 22.13

Maximum offering price per share (100/96.50 of $22.13)	$ 22.93
Class B: Net Asset Value and offering price per share ($18,984,868 ÷ 886,230 shares)A	$ 21.42

Class C: Net Asset Value and offering price per share ($33,047,153 ÷ 1,545,192 shares)A	$ 21.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,085,531 ÷ 222,619 shares)	$ 22.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 2,871,943
Interest		332
Income from Fidelity Central Funds		278,209
		3,150,484
Less foreign taxes withheld		(322,766)
Total income		2,827,718

Expenses
Management fee	$ 819,162
Transfer agent fees	374,004
Distribution fees	646,885
Accounting and security lending fees	62,993
Custodian fees and expenses	277,782
Independent trustees' compensation	419
Registration fees	62,607
Audit	110,732
Legal	3,781
Miscellaneous	16,465
Total expenses before reductions	2,374,830
Expense reductions	(421,638)	1,953,192
Net investment income (loss)		874,526
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,509,588
Foreign currency transactions	(50,118)
Total net realized gain (loss)		12,459,470
Change in net unrealized appreciation (depreciation) on: Investment securities	17,977,260
Assets and liabilities in foreign currencies	837
Total change in net unrealized appreciation (depreciation)		17,978,097
Net gain (loss)		30,437,567
Net increase (decrease) in net assets resulting from operations		$ 31,312,093
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 874,526	$ 458,780
Net realized gain (loss)	12,459,470	6,276,021
Change in net unrealized appreciation (depreciation)	17,978,097	4,748,813
Net increase (decrease) in net assets resulting from operations	31,312,093	11,483,614
Distributions to shareholders from net investment income	(546,550)	-
Distributions to shareholders from net realized gain	(6,267,718)	(154,881)
Total distributions	(6,814,268)	(154,881)
Share transactions - net increase (decrease)	42,747,494	20,346,589
Redemption fees	69,319	10,434
Total increase (decrease) in net assets	67,314,638	31,685,756

Net Assets
Beginning of period	74,442,693	42,756,937
End of period (including undistributed net investment income of $779,401 and undistributed net investment income of $458,779, respectively)	$ 141,757,331	$ 74,442,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.70	$ 13.96	$ 13.07	$ 9.89	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.22	.18	.03	.07	(.02)
Net realized and unrealized gain (loss)	6.10	3.61	1.00 H	3.11	.76
Total from investment operations	6.32	3.79	1.03	3.18	.74
Distributions from net investment income	(.16)	-	(.15)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.55)	(.05)	(.15)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 22.48	$ 17.70	$ 13.96	$ 13.07	$ 9.89
Total Return A, B	38.02%	27.23%	8.01% H	32.15%	8.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.90%	2.24%	2.81%	2.56%
Expenses net of fee waivers, if any	1.50%	1.61%	2.00%	2.02%	2.00%
Expenses net of all reductions	1.39%	1.55%	1.99%	2.02%	1.98%
Net investment income (loss)	1.08%	1.08%	.21%	.70%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,790	$ 30,782	$ 21,099	$ 24,161	$ 18,314
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 13.80	$ 12.92	$ 9.81	$ 9.09
Income from Investment Operations
Net investment income (loss) C	.17	.14	- G	.05	(.05)
Net realized and unrealized gain (loss)	6.01	3.56	.99 H	3.06	.77
Total from investment operations	6.18	3.70	.99	3.11	.72
Distributions from net investment income	(.12)	-	(.12)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.51)	(.05)	(.12)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 22.13	$ 17.45	$ 13.80	$ 12.92	$ 9.81
Total Return A, B	37.69%	26.89%	7.78% H	31.70%	7.92%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	2.27%	2.76%	3.43%	3.16%
Expenses net of fee waivers, if any	1.75%	1.84%	2.25%	2.27%	2.25%
Expenses net of all reductions	1.64%	1.79%	2.24%	2.26%	2.23%
Net investment income (loss)	.83%	.85%	(.04)%	.45%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,850	$ 14,074	$ 7,658	$ 4,982	$ 4,347
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 13.46	$ 12.64	$ 9.63	$ 8.97
Income from Investment Operations
Net investment income (loss) C	.06	.06	(.07)	(.01)	(.10)
Net realized and unrealized gain (loss)	5.84	3.47	.96 H	3.02	.76
Total from investment operations	5.90	3.53	.89	3.01	.66
Distributions from net investment income	(.04)	-	(.08)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.43)	(.05)	(.08)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 21.42	$ 16.94	$ 13.46	$ 12.64	$ 9.63
Total Return A, B	36.99%	26.31%	7.14% H	31.26%	7.36%
Ratios to Average Net Assets D, F
Expenses before reductions	2.59%	2.75%	3.19%	3.87%	3.63%
Expenses net of fee waivers, if any	2.25%	2.35%	2.75%	2.77%	2.75%
Expenses net of all reductions	2.14%	2.29%	2.74%	2.77%	2.73%
Net investment income (loss)	.33%	.34%	(.54)%	(.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,985	$ 11,504	$ 7,065	$ 5,157	$ 2,787
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 13.46	$ 12.65	$ 9.64	$ 8.98
Income from Investment Operations
Net investment income (loss) C	.06	.06	(.07)	(.01)	(.10)
Net realized and unrealized gain (loss)	5.84	3.47	.96 H	3.02	.76
Total from investment operations	5.90	3.53	.89	3.01	.66
Distributions from net investment income	(.07)	-	(.09)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.46)	(.05)	(.09)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 21.39	$ 16.94	$ 13.46	$ 12.65	$ 9.64
Total Return A, B	37.02%	26.31%	7.14% H	31.22%	7.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.46%	2.67%	3.02%	3.70%	3.53%
Expenses net of fee waivers, if any	2.25%	2.34%	2.75%	2.77%	2.75%
Expenses net of all reductions	2.14%	2.28%	2.74%	2.76%	2.73%
Net investment income (loss)	.33%	.35%	(.54)%	(.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,047	$ 13,291	$ 6,484	$ 4,581	$ 2,220
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 14.13	$ 13.20	$ 9.97	$ 9.21
Income from Investment Operations
Net investment income (loss) B	.27	.24	.06	.10	.01
Net realized and unrealized gain (loss)	6.19	3.65	1.01 G	3.13	.75
Total from investment operations	6.46	3.89	1.07	3.23	.76
Distributions from net investment income	(.21)	-	(.15)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.60)	(.05)	(.15)	-	-
Redemption fees added to paid in capital B	.01	-F	.01	-	-
Net asset value, end of period	$ 22.84	$ 17.97	$ 14.13	$ 13.20	$ 9.97
Total Return A	38.28%	27.61%	8.24% G	32.40%	8.25%
Ratios to Average Net Assets C, E
Expenses before reductions	1.41%	1.52%	2.11%	2.55%	2.18%
Expenses net of fee waivers, if any	1.25%	1.29%	1.75%	1.77%	1.75%
Expenses net of all reductions	1.14%	1.24%	1.74%	1.77%	1.73%
Net investment income (loss)	1.33%	1.40%	.46%	.94%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,086	$ 4,791	$ 452	$ 1,538	$ 674
Portfolio turnover rate D	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. On September 27, 2004, the Fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling was US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights. A receivable balance of $270,638 for the tax refund is reflected in "Other Receivables" on the Statement of Assets and Liabilities.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,358,742
Unrealized depreciation	(2,776,611)
Net unrealized appreciation (depreciation)	24,582,131
Undistributed ordinary income	6,053,522
Undistributed long-term capital gain	5,783,418

Cost for federal income tax purposes	$ 117,170,545

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 5,416,432	$ -
Long-term Capital Gains	1,397,836	154,881
Total	$ 6,814,268	$ 154,881

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $119,399,326 and $82,193,066, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 113,848	$ 6,878
Class T	.25%	.25%	110,776	-
Class B	.75%	.25%	166,843	125,132
Class C	.75%	.25%	255,418	135,013
			$ 646,885	$ 267,023

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 100,140
Class T	25,223
Class B*	33,371
Class C*	8,691
$ 167,425

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 135,718.30
Class T	86,874.39
Class B	67,178.40
Class C	74,280.29
Institutional Class	9,954.22
	$ 374,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $252 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $20,848.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 105,794
Class T	1.75%	71,242
Class B	2.25%	56,454
Class C	2.25%	55,043
Institutional Class	1.25%	7,329
		$ 295,862

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $125,297 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $423. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 56

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 295,895	$ -
Class T	104,293	-
Class B	29,832	-
Class C	61,147	-
Institutional Class	55,383	-
Total	$ 546,550	$ -
From net realized gain
Class A	$ 2,523,276	$ 75,153
Class T	1,169,089	27,877
Class B	987,446	25,998
Class C	1,214,208	24,310
Institutional Class	373,699	1,543
Total	$ 6,267,718	$ 154,881

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,432,952	518,720	$ 29,421,074	$ 9,010,497
Reinvestment of distributions	116,289	3,450	2,081,564	49,821
Shares redeemed	(806,635)	(294,932)	(16,443,108)	(4,849,332)
Net increase (decrease)	742,606	227,238	$ 15,059,530	$ 4,210,986
Class T
Shares sold	685,045	415,914	$ 13,823,730	$ 7,007,372
Reinvestment of distributions	70,928	1,927	1,252,594	27,491
Shares redeemed	(258,935)	(166,466)	(5,230,235)	(2,751,962)
Net increase (decrease)	497,038	251,375	$ 9,846,089	$ 4,282,901
Class B
Shares sold	459,438	286,104	$ 9,003,547	$ 4,680,793
Reinvestment of distributions	53,748	1,678	922,986	23,339
Shares redeemed	(306,089)	(133,436)	(6,064,575)	(2,146,830)
Net increase (decrease)	207,097	154,346	$ 3,861,958	$ 2,557,302
Class C
Shares sold	1,058,526	436,813	$ 20,658,561	$ 7,256,680
Reinvestment of distributions	61,905	1,423	1,061,055	19,794
Shares redeemed	(359,640)	(135,427)	(7,055,090)	(2,135,513)
Net increase (decrease)	760,791	302,809	$ 14,664,526	$ 5,140,961
Institutional Class
Shares sold	167,546	257,830	$ 3,548,993	$ 4,557,639
Reinvestment of distributions	19,744	24	358,348	347
Shares redeemed	(231,297)	(23,195)	(4,591,950)	(403,547)
Net increase (decrease)	(44,007)	234,659	$ (684,609)	$ 4,154,439

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Emerging Asia (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Emerging Asia. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Kevin Chang (32)
Year of Election or Appointment: 2004 Vice President of Advisor Emerging Asia. Prior to his current responsibilities, Mr. Chang worked as a research analyst and manager.
Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Emerging Asia. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $5,805,433, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
Class A	$.221	$.0359
Class T	$.214	$.0359
Class B	$.200	$.0359
Class C	$.205	$.0359

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Emerging Asia Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on securities in a single market, while the fund invests in various emerging markets. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1206
1.784737.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	38.28%	22.31%	5.32%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country (MSCI® AC)Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Despite a downturn in the late spring and early summer of the 12-month period ending October 31, 2006, emerging Asian markets returned 35.78% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia ex Japan Index. Overall, emerging Asian markets benefited as their economies became more broadly based, driven by domestic consumption as well as by exports. Equity markets in the world's two most populous countries - China and India - rallied as their rapidly growing economies showed few signs of cooling off. India's equity market hit an all-time high during the period, while China was aided by reforms to improve stock market regulation and increase the efficiency of the foreign exchange market. However, investors abandoned emerging Asian stocks in May and June when global inflation fears sparked a general avoidance of higher-risk assets. But when it became apparent that inflation fears were overblown, investors returned to these stocks and pushed the MSCI index 10 percentage points higher over the final four months of the period.

During the past year, the fund's Institutional Class shares returned 38.28%, beating the MSCI index. The fund was aided versus the index by stock selection in the consumer discretionary sector, particularly in consumer services and retailing. My picks in the capital goods segment of industrials and in materials also helped. Geographically, stock selection in China, Hong Kong and Taiwan benefited performance the most, along with a substantial overweighting in China. Parkson Retail Group, one of China's leading department stores, added value, benefiting from acquisitions and new store openings. South Korean information technology companies NHN Corp. and CDNetworks also contributed, along with Indian e-learning company Educomp Solutions. Conversely, unfavorable stock selection and an underweighting in energy hurt, along with underweighting the strong Indian stock market. An average cash position of 5% further held back performance in a strong market environment. Korean automaker Hyundai Motor disappointed due to slower sales growth in the United States and a delayed earnings recovery. Another detractor was Samsung Electronics. Not owning enough of index component Reliance Industries, an Indian energy stock that more than doubled, was detrimental as well. I sold Parkson Retail and Reliance Industries by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,024.10	$ 7.65
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,022.60	$ 8.92
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,020.50	$ 11.46
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,020.50	$ 11.46
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,025.60	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	5.7	5.6
Kookmin Bank	2.1	1.7
China Mobile (Hong Kong) Ltd.	2.0	1.6
Li & Fung Ltd.	1.7	0.0
Esprit Holdings Ltd.	1.6	1.2
IOI Corp. BHD	1.5	1.2
China Construction Bank Corp. (H Shares)	1.4	0.5
MediaTek, Inc.	1.4	1.1
PetroChina Co. Ltd. (H Shares)	1.3	1.1
POSCO	1.3	1.7
	20.0
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	18.1
Information Technology	17.0	22.7
Industrials	14.5	14.2
Consumer Discretionary	11.1	12.2
Energy	7.2	4.7
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks and Investment Companies 94.1%	Stocks 93.7%
Short-Term Investments and Net Other Assets 5.9%	Short-Term Investments and Net Other Assets 6.3%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value (Note 1)
Australia - 0.5%
Babcock & Brown Japan Property Trust	161,800	$ 242,373
Dominos Pizza Australia New Zealand Ltd.	57,300	144,166
Dyno Nobel Ltd.	220,700	399,800
TOTAL AUSTRALIA		786,339
Bermuda - 1.8%
COFCO International Ltd.	1,000,000	889,780
Ports Design Ltd.	414,000	719,704
Sinochem Hong Kong Holding Ltd.	2,740,000	954,765
TOTAL BERMUDA		2,564,249
Cayman Islands - 1.5%
Himax Technologies, Inc. sponsored ADR	62,800	400,036
Hutchison China Meditech Ltd.	3	9
Kingboard Chemical Holdings Ltd.	322,000	1,144,795
Xinyi Glass Holdings Co. Ltd.	1,520,000	519,879
TOTAL CAYMAN ISLANDS		2,064,719
China - 18.2%
Air China Ltd. (H Shares)	2,200,000	1,103,225
Asian Citrus Holdings Ltd. (a)	155,900	609,627
Beijing Capital International Airport Co. Ltd. (H Shares)	1,300,000	834,105
BYD Co. Ltd. (H Shares) (a)	250,000	673,443
China Construction Bank Corp. (H Shares)	4,500,000	2,025,150
China International Marine Containers Co. Ltd. (B Shares)	1,038,660	1,462,394
China Life Insurance Co. Ltd. (H Shares)	300,000	631,847
China Merchants Bank Co. Ltd. (H Shares) (a)	1,000,000	1,560,973
China Oilfield Services Ltd. (H Shares)	3,000,000	1,685,697
China Petroleum & Chemical Corp. (H Shares)	2,700,000	1,872,990
China Shenhua Energy Co. Ltd. (H Shares)	700,000	1,231,291
China Vanke Co. Ltd. (B Shares)	700,000	844,263
Chongqing Changan Automobile Co. Ltd. (B Shares)	900,000	477,936
CSG Holding Co. Ltd. (B Shares)	693,100	512,437
Dalian Port (PDA) Co. Ltd. (H Shares)	1,135,000	548,732
Dazhong Transport Group Co. Ltd. (B Shares)	1,755,000	949,455
Dongfang Electrical Machinery Co. Ltd. (H Shares)	36,000	69,434
Goldman Sachs International Ltd. warrants 9/14/09 (a)	19,000	25,103
Home Inns & Hotels Management, Inc. sponsored ADR	200	4,908
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	2,552,000	1,207,550
Industrial & Commercial Bank of China	180,000	80,543
Lianhua Supermarket Holdings Co. (H Shares)	281,000	356,977
PetroChina Co. Ltd. (H Shares)	1,728,000	1,907,539
Shanghai Electric (Group) Corp. (H Shares)	3,000,000	1,056,936
Common Stocks - continued
	Shares	Value (Note 1)
China - continued
Shanghai Forte Land Co. Ltd. (H Shares)	236,000	$ 104,084
Shanghai Pudong Development Bank Co., Ltd. warrants (UBS Warrant Programme) 1/17/07 (a)	210,950	370,745
Shenzhou International Group Holdings Ltd.	1,448,000	599,517
Sina Corp. (a)	48,900	1,257,219
Weichai Power Co. Ltd. (H Shares)	343,000	822,967
Weifu High-Technology Co. Ltd. (B Shares)	600,000	397,315
Yantai Changyu Pioneer Wine Co. (B Shares)	136,240	464,224
TOTAL CHINA		25,748,626
Hong Kong - 12.9%
Automated Systems Holdings Ltd.	212,000	49,067
Bank of East Asia Ltd.	310,000	1,480,803
BOC Hong Kong Holdings Ltd.	600,000	1,342,385
Cheung Kong Holdings Ltd.	50,000	543,898
China Everbright Ltd. (a)	2,000,000	1,766,703
China Mobile (Hong Kong) Ltd.	350,000	2,854,600
China Overseas Land & Investment Ltd.	500,000	455,820
China Unicom Ltd.	600,000	660,600
CNOOC Ltd.	1,338,500	1,121,931
Dynasty Fine Wines Group Ltd.	1,346,000	519,210
Esprit Holdings Ltd.	229,500	2,222,053
Hong Kong & Shanghai Hotels Ltd.	174,000	241,629
Hutchison Whampoa Ltd.	77,000	683,151
Li & Fung Ltd.	910,000	2,381,127
Vtech Holdings Ltd.	207,000	1,040,696
Wing Hang Bank Ltd.	100,000	972,072
TOTAL HONG KONG		18,335,745
India - 4.1%
Aditya Birla Nuvo Ltd.	20,000	436,732
Bharti Airtel Ltd. (a)	50,000	642,286
Cipla Ltd.	125,000	729,074
Educomp Solutions Ltd.	38,160	552,394
IL&FS Investsmart Ltd.	63,876	278,924
IVRCL Infrastructures & Projects Ltd.	65,000	413,268
Max India Ltd. (a)	22,250	463,748
Punjab National Bank	26,984	338,021
Royal Orchid Hotels Ltd.	132,311	549,038
State Bank of India	45,830	1,347,006
TOTAL INDIA		5,750,491
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - 3.6%
PT Astra International Tbk	900,000	$ 1,323,669
PT Bank Central Asia Tbk	900,000	459,333
PT Bank Niaga Tbk	2,293,500	219,003
PT Mitra Adiperkasa Tbk	2,913,500	310,184
PT Panin Life Tbk (a)	45,654,500	701,526
PT Panin Life Tbk warrants 7/10/09 (a)	6,218,166	42,314
PT Perushahaan Perkebunan London Sumatra Tbk	800,000	406,101
PT Telkomunikasi Indonesia Tbk Series B	1,713,500	1,579,776
TOTAL INDONESIA		5,041,906
Korea (South) - 20.5%
CDNetworks Co. Ltd. (a)	9,355	311,750
G2R, Inc.	50,000	806,580
GwangJu Shinsegae Co. Ltd.	5,000	822,499
Hyundai Engineering & Construction Co. Ltd. (a)	7,000	391,510
Hyundai Mipo Dockyard Co. Ltd.	5,680	753,515
Kookmin Bank	37,140	2,952,279
Korean Reinsurance Co.	86,000	972,035
LG Dacom Corp.	50,000	1,162,111
LG Household & Health Care Ltd.	10,000	923,321
LG Telecom Ltd. (a)	80,000	925,444
LG.Philips LCD Co. Ltd. (a)	17,170	546,670
NHN Corp.	16,319	1,619,343
Orion Corp.	6,930	1,875,457
POSCO	6,840	1,898,285
Samsung Corp.	26,790	894,184
Samsung Electronics Co. Ltd.	12,497	8,103,649
Shinhan Financial Group Co. Ltd.	23,960	1,104,868
SK Corp.	10,000	733,351
Taewoong Co. Ltd.	50,000	1,382,329
TSM Tech Co. Ltd.	30,000	477,580
YBM Sisa.com, Inc.	22,000	475,139
TOTAL KOREA (SOUTH)		29,131,899
Malaysia - 3.3%
Bumiputra-Commerce Holdings BHD	500,000	944,559
IOI Corp. BHD	462,100	2,176,077
Malakoff BHD	340,000	916,906
POS Malaysia & Services Holding BHD	500,000	678,987
TOTAL MALAYSIA		4,716,529
Philippines - 1.4%
Manila Water Co., Inc.	3,500,000	646,067
Common Stocks - continued
	Shares	Value (Note 1)
Philippines - continued
Philippine Long Distance Telephone Co.	18,580	$ 879,791
San Miguel Corp. Class B	314,000	469,362
TOTAL PHILIPPINES		1,995,220
Singapore - 4.5%
DBS Group Holdings Ltd.	52,000	681,135
GigaMedia Ltd. (a)	68,000	657,560
HTL International Holdings Ltd.	323,750	245,297
Keppel Corp. Ltd.	95,000	963,786
Parkway Holdings Ltd.	653,000	1,161,429
Petra Foods Ltd.	223,000	233,395
SembCorp Marine Ltd.	530,000	1,163,863
SIA Engineering Co. Ltd.	261,000	626,775
Yanlord Land Group Ltd.	700,000	651,727
TOTAL SINGAPORE		6,384,967
Taiwan - 14.8%
Acer, Inc.	115,790	210,464
Advantech Co. Ltd.	100,277	279,899
AU Optronics Corp.	875,500	1,182,288
Cathay Financial Holding Co. Ltd.	439,832	855,137
Chang Hwa Commercial Bank (a)	1,300,000	809,194
Chinatrust Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 2/8/07 (a)	254,240	184,589
Chinatrust Financial Holding Co. Ltd.	1,520,319	1,106,728
Delta Electronics, Inc.	420,000	1,190,053
EVA Airways Corp.	2,117,592	836,186
Formosa International Hotel Corp.	80,000	214,619
High Tech Computer Corp.	27,600	686,360
Hung Poo Real Estate Development Co. Ltd.	600,000	663,753
MediaTek, Inc.	197,000	1,926,948
Mega Financial Holding Co. Ltd.	800,000	565,486
PixArt Imaging, Inc.	90,000	740,618
Shin Kong Financial Holding Co. warrants (UBS Warrant Programme) 11/23/06 (a)	1,701,202	1,503,655
Shin Kong Financial Holding Co. Ltd.	691,113	612,471
Sinyi Realty, Inc.	359,800	867,641
Taiwan Cement Corp.	1,051,168	831,746
Taiwan Secom Co.	404,000	638,119
Taiwan Semiconductor Manufacturing Co. Ltd.	904,122	1,662,440
UBS AG London Branch warrants 4/30/07 (a)	672,000	489,188
Wistron Corp.	845,644	981,380
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Yageo Corp. (a)	908,000	$ 333,914
Yuanta Core Pacific Securities Co. Ltd.	2,292,294	1,609,961
TOTAL TAIWAN		20,982,837
Thailand - 5.3%
ACL Bank PCL:
NVDR (a)	982,200	123,151
(For. Reg.) (a)	1,017,800	127,615
Aromatics (Thailand) PCL	316,700	302,133
Bumrungrad Hospital PCL (For. Reg.)	768,700	770,010
Central Pattana PCL (For. Reg.)	2,000,000	1,193,867
Home Product Center PCL (For. Reg.)	1,491,100	353,596
Land & House PCL NVDR	2,239,200	497,430
Minor International PCL:
(For. Reg.)	1,927,189	567,322
(For. Reg.) warrants 3/29/08	192,719	27,053
PTT Exploration & Production PCL (For. Reg.)	300,000	891,312
Robinson Department Store PCL (For. Reg.) (a)	2,319,200	714,329
Thai Oil PCL (For. Reg.)	500,000	831,346
Total Access Communication PCL (a)	150,000	600,000
True Corp. PCL:
(For. Reg.) (a)	2,000,000	457,922
(For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		7,457,086
United Kingdom - 1.0%
Standard Chartered PLC (United Kingdom)	50,000	1,406,781
TOTAL COMMON STOCKS (Cost $107,268,050)		132,367,394
Nonconvertible Preferred Stocks - 0.4%

Korea (South) - 0.4%
Hyundai Motor Co. Series 2 (Cost $257,065)	12,970	612,539
Investment Companies - 0.3%

Hong Kong - 0.3%
iShares FTSE/Xinhua A50 China Tracker (Cost $407,060)	50,000	444,247
Money Market Funds - 5.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b) (Cost $8,328,496)	8,328,496	$ 8,328,496
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $116,260,671)		141,752,676
NET OTHER ASSETS - 0.0%		4,655
NET ASSETS - 100%		$ 141,757,331
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 257,361
Fidelity Securities Lending Cash Central Fund	20,848
Total	$ 278,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $107,932,175)	$ 133,424,180
Fidelity Central Funds (cost $8,328,496)	8,328,496
Total Investments (cost $116,260,671)		$ 141,752,676
Foreign currency held at value (cost $29,189)		29,444
Receivable for investments sold		835,888
Receivable for fund shares sold		541,005
Dividends receivable		38,418
Interest receivable		35,450
Receivable from investment adviser for expense reductions		17,587
Other receivables		307,833
Total assets		143,558,301

Liabilities
Payable for investments purchased	$ 1,228,591
Payable for fund shares redeemed	264,800
Accrued management fee	82,178
Distribution fees payable	65,263
Other affiliated payables	41,833
Other payables and accrued expenses	118,305
Total liabilities		1,800,970

Net Assets		$ 141,757,331
Net Assets consist of:
Paid in capital		$ 103,503,333
Undistributed net investment income		779,401
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,982,100
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,492,497
Net Assets		$ 141,757,331

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,789,716 ÷ 2,481,398 shares)	$ 22.48

Maximum offering price per share (100/94.25 of $22.48)	$ 23.85
Class T: Net Asset Value and redemption price per share ($28,850,063 ÷ 1,303,436 shares)	$ 22.13

Maximum offering price per share (100/96.50 of $22.13)	$ 22.93
Class B: Net Asset Value and offering price per share ($18,984,868 ÷ 886,230 shares)A	$ 21.42

Class C: Net Asset Value and offering price per share ($33,047,153 ÷ 1,545,192 shares)A	$ 21.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,085,531 ÷ 222,619 shares)	$ 22.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 2,871,943
Interest		332
Income from Fidelity Central Funds		278,209
		3,150,484
Less foreign taxes withheld		(322,766)
Total income		2,827,718

Expenses
Management fee	$ 819,162
Transfer agent fees	374,004
Distribution fees	646,885
Accounting and security lending fees	62,993
Custodian fees and expenses	277,782
Independent trustees' compensation	419
Registration fees	62,607
Audit	110,732
Legal	3,781
Miscellaneous	16,465
Total expenses before reductions	2,374,830
Expense reductions	(421,638)	1,953,192
Net investment income (loss)		874,526
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,509,588
Foreign currency transactions	(50,118)
Total net realized gain (loss)		12,459,470
Change in net unrealized appreciation (depreciation) on: Investment securities	17,977,260
Assets and liabilities in foreign currencies	837
Total change in net unrealized appreciation (depreciation)		17,978,097
Net gain (loss)		30,437,567
Net increase (decrease) in net assets resulting from operations		$ 31,312,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 874,526	$ 458,780
Net realized gain (loss)	12,459,470	6,276,021
Change in net unrealized appreciation (depreciation)	17,978,097	4,748,813
Net increase (decrease) in net assets resulting from operations	31,312,093	11,483,614
Distributions to shareholders from net investment income	(546,550)	-
Distributions to shareholders from net realized gain	(6,267,718)	(154,881)
Total distributions	(6,814,268)	(154,881)
Share transactions - net increase (decrease)	42,747,494	20,346,589
Redemption fees	69,319	10,434
Total increase (decrease) in net assets	67,314,638	31,685,756

Net Assets
Beginning of period	74,442,693	42,756,937
End of period (including undistributed net investment income of $779,401 and undistributed net investment income of $458,779, respectively)	$ 141,757,331	$ 74,442,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.70	$ 13.96	$ 13.07	$ 9.89	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.22	.18	.03	.07	(.02)
Net realized and unrealized gain (loss)	6.10	3.61	1.00 H	3.11	.76
Total from investment operations	6.32	3.79	1.03	3.18	.74
Distributions from net investment income	(.16)	-	(.15)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.55)	(.05)	(.15)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 22.48	$ 17.70	$ 13.96	$ 13.07	$ 9.89
Total Return A, B	38.02%	27.23%	8.01% H	32.15%	8.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.90%	2.24%	2.81%	2.56%
Expenses net of fee waivers, if any	1.50%	1.61%	2.00%	2.02%	2.00%
Expenses net of all reductions	1.39%	1.55%	1.99%	2.02%	1.98%
Net investment income (loss)	1.08%	1.08%	.21%	.70%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,790	$ 30,782	$ 21,099	$ 24,161	$ 18,314
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 13.80	$ 12.92	$ 9.81	$ 9.09
Income from Investment Operations
Net investment income (loss) C	.17	.14	- G	.05	(.05)
Net realized and unrealized gain (loss)	6.01	3.56	.99 H	3.06	.77
Total from investment operations	6.18	3.70	.99	3.11	.72
Distributions from net investment income	(.12)	-	(.12)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.51)	(.05)	(.12)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 22.13	$ 17.45	$ 13.80	$ 12.92	$ 9.81
Total Return A, B	37.69%	26.89%	7.78% H	31.70%	7.92%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	2.27%	2.76%	3.43%	3.16%
Expenses net of fee waivers, if any	1.75%	1.84%	2.25%	2.27%	2.25%
Expenses net of all reductions	1.64%	1.79%	2.24%	2.26%	2.23%
Net investment income (loss)	.83%	.85%	(.04)%	.45%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,850	$ 14,074	$ 7,658	$ 4,982	$ 4,347
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 13.46	$ 12.64	$ 9.63	$ 8.97
Income from Investment Operations
Net investment income (loss) C	.06	.06	(.07)	(.01)	(.10)
Net realized and unrealized gain (loss)	5.84	3.47	.96 H	3.02	.76
Total from investment operations	5.90	3.53	.89	3.01	.66
Distributions from net investment income	(.04)	-	(.08)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.43)	(.05)	(.08)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 21.42	$ 16.94	$ 13.46	$ 12.64	$ 9.63
Total Return A, B	36.99%	26.31%	7.14% H	31.26%	7.36%
Ratios to Average Net Assets D, F
Expenses before reductions	2.59%	2.75%	3.19%	3.87%	3.63%
Expenses net of fee waivers, if any	2.25%	2.35%	2.75%	2.77%	2.75%
Expenses net of all reductions	2.14%	2.29%	2.74%	2.77%	2.73%
Net investment income (loss)	.33%	.34%	(.54)%	(.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,985	$ 11,504	$ 7,065	$ 5,157	$ 2,787
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.94	$ 13.46	$ 12.65	$ 9.64	$ 8.98
Income from Investment Operations
Net investment income (loss) C	.06	.06	(.07)	(.01)	(.10)
Net realized and unrealized gain (loss)	5.84	3.47	.96 H	3.02	.76
Total from investment operations	5.90	3.53	.89	3.01	.66
Distributions from net investment income	(.07)	-	(.09)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.46)	(.05)	(.09)	-	-
Redemption fees added to paid in capital C	.01	- G	.01	-	-
Net asset value, end of period	$ 21.39	$ 16.94	$ 13.46	$ 12.65	$ 9.64
Total Return A, B	37.02%	26.31%	7.14% H	31.22%	7.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.46%	2.67%	3.02%	3.70%	3.53%
Expenses net of fee waivers, if any	2.25%	2.34%	2.75%	2.77%	2.75%
Expenses net of all reductions	2.14%	2.28%	2.74%	2.76%	2.73%
Net investment income (loss)	.33%	.35%	(.54)%	(.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,047	$ 13,291	$ 6,484	$ 4,581	$ 2,220
Portfolio turnover rate E	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 14.13	$ 13.20	$ 9.97	$ 9.21
Income from Investment Operations
Net investment income (loss) B	.27	.24	.06	.10	.01
Net realized and unrealized gain (loss)	6.19	3.65	1.01 G	3.13	.75
Total from investment operations	6.46	3.89	1.07	3.23	.76
Distributions from net investment income	(.21)	-	(.15)	-	-
Distributions from net realized gain	(1.39)	(.05)	-	-	-
Total distributions	(1.60)	(.05)	(.15)	-	-
Redemption fees added to paid in capital B	.01	-F	.01	-	-
Net asset value, end of period	$ 22.84	$ 17.97	$ 14.13	$ 13.20	$ 9.97
Total Return A	38.28%	27.61%	8.24% G	32.40%	8.25%
Ratios to Average Net Assets C, E
Expenses before reductions	1.41%	1.52%	2.11%	2.55%	2.18%
Expenses net of fee waivers, if any	1.25%	1.29%	1.75%	1.77%	1.75%
Expenses net of all reductions	1.14%	1.24%	1.74%	1.77%	1.73%
Net investment income (loss)	1.33%	1.40%	.46%	.94%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,086	$ 4,791	$ 452	$ 1,538	$ 674
Portfolio turnover rate D	77%	66%	232%	172%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. On September 27, 2004, the Fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling was US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights. A receivable balance of $270,638 for the tax refund is reflected in "Other Receivables" on the Statement of Assets and Liabilities.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,358,742
Unrealized depreciation	(2,776,611)
Net unrealized appreciation (depreciation)	24,582,131
Undistributed ordinary income	6,053,522
Undistributed long-term capital gain	5,783,418

Cost for federal income tax purposes	$ 117,170,545

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 5,416,432	$ -
Long-term Capital Gains	1,397,836	154,881
Total	$ 6,814,268	$ 154,881

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $119,399,326 and $82,193,066, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 113,848	$ 6,878
Class T	.25%	.25%	110,776	-
Class B	.75%	.25%	166,843	125,132
Class C	.75%	.25%	255,418	135,013
			$ 646,885	$ 267,023

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 100,140
Class T	25,223
Class B*	33,371
Class C*	8,691
$ 167,425

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 135,718.30
Class T	86,874.39
Class B	67,178.40
Class C	74,280.29
Institutional Class	9,954.22
	$ 374,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $252 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $20,848.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 105,794
Class T	1.75%	71,242
Class B	2.25%	56,454
Class C	2.25%	55,043
Institutional Class	1.25%	7,329
		$ 295,862

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $125,297 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $423. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 56

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 295,895	$ -
Class T	104,293	-
Class B	29,832	-
Class C	61,147	-
Institutional Class	55,383	-
Total	$ 546,550	$ -
From net realized gain
Class A	$ 2,523,276	$ 75,153
Class T	1,169,089	27,877
Class B	987,446	25,998
Class C	1,214,208	24,310
Institutional Class	373,699	1,543
Total	$ 6,267,718	$ 154,881

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,432,952	518,720	$ 29,421,074	$ 9,010,497
Reinvestment of distributions	116,289	3,450	2,081,564	49,821
Shares redeemed	(806,635)	(294,932)	(16,443,108)	(4,849,332)
Net increase (decrease)	742,606	227,238	$ 15,059,530	$ 4,210,986
Class T
Shares sold	685,045	415,914	$ 13,823,730	$ 7,007,372
Reinvestment of distributions	70,928	1,927	1,252,594	27,491
Shares redeemed	(258,935)	(166,466)	(5,230,235)	(2,751,962)
Net increase (decrease)	497,038	251,375	$ 9,846,089	$ 4,282,901
Class B
Shares sold	459,438	286,104	$ 9,003,547	$ 4,680,793
Reinvestment of distributions	53,748	1,678	922,986	23,339
Shares redeemed	(306,089)	(133,436)	(6,064,575)	(2,146,830)
Net increase (decrease)	207,097	154,346	$ 3,861,958	$ 2,557,302
Class C
Shares sold	1,058,526	436,813	$ 20,658,561	$ 7,256,680
Reinvestment of distributions	61,905	1,423	1,061,055	19,794
Shares redeemed	(359,640)	(135,427)	(7,055,090)	(2,135,513)
Net increase (decrease)	760,791	302,809	$ 14,664,526	$ 5,140,961
Institutional Class
Shares sold	167,546	257,830	$ 3,548,993	$ 4,557,639
Reinvestment of distributions	19,744	24	358,348	347
Shares redeemed	(231,297)	(23,195)	(4,591,950)	(403,547)
Net increase (decrease)	(44,007)	234,659	$ (684,609)	$ 4,154,439

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Emerging Asia (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Emerging Asia. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Kevin Chang (32)
Year of Election or Appointment: 2004 Vice President of Advisor Emerging Asia. Prior to his current responsibilities, Mr. Chang worked as a research analyst and manager.
Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Emerging Asia. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $5,805,433, or, if subsequently determined to be different, the net capital gain of such year.

The Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as dividend purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
Institutional Class	$.229	$.0359

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on securities in a single market, while the fund invests in various emerging markets. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1206
1.784738.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	32.65%	26.10%
Class T (incl. 3.50% sales charge)	35.41%	26.89%
Class B (incl. contingent deferred sales charge) B	34.67%	27.23%
Class C (incl. contingent deferred sales charge) C	38.59%	28.02%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Fidelity Advisor Emerging Markets Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Class T on March 29, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 40.75%, 40.32%, 39.67% and 39.59%, respectively (excluding sales charges), beating the MSCI index. The fund was helped versus the index by all market sectors except for consumer staples and health care, where stock selection hurt a bit. Materials, consumer discretionary, information technology and industrials benefited performance the most - mainly due to stock picking. On a geographical basis, our holdings in Taiwan, Russia and South Korea helped, while stock selection in South Africa and underweightings in India and China dampened results. A modest cash position also hurt in a rising market. Among individual holdings, contributors included two Russian natural gas producers, Gazprom and Novatek. Taiwan-based High Tech Computer also helped performance, along with Foxconn International Holdings, a Hong Kong-listed contract manufacturer of wireless handsets. Lastly, two nickel producers, Russia's MMC Norilsk Nickel and Aneka Tambang, based in Indonesia, both did well. Conversely, not owning strong performing index component China Life Insurance hurt. Korea-based Kookmin Bank and Reliance Industries, an Indian energy company, both were underweighted index components that did well and therefore hurt relative performance. The fund did not own Reliance Industries at period end. Israeli holding Orckit Communications detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 971.20	$ 7.95
HypotheticalA	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 969.50	$ 9.18
HypotheticalA	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 967.30	$ 11.65
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 967.30	$ 11.65
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 972.30	$ 6.71
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.2	4.7
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.9	1.8
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	3.2	2.2
Petroleo Brasileiro SA Petrobras (Brazil, Oil, Gas & Consumable Fuels)	2.9	3.0
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	2.2	2.6
	16.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	19.1	18.4
Financials	16.2	14.9
Information Technology	15.3	14.7
Materials	11.4	15.5
Telecommunication Services	9.6	7.7
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	16.3	19.2
Russia	12.2	9.6
Brazil	11.7	12.1
Taiwan	8.1	8.1
South Africa	7.6	12.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.0%	Stocks 96.4%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 3.6%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
Argentina - 0.5%
Banco Macro SA sponsored ADR	5,100	$ 115,311
Inversiones y Representaciones SA sponsored GDR (a)	49,700	714,189
TOTAL ARGENTINA		829,500
Austria - 0.7%
C.A.T. oil AG Bearer	8,800	192,185
CA Immo International AG	5,000	89,986
Raiffeisen International Bank Holding AG	4,900	560,703
voestalpine AG	8,100	382,020
TOTAL AUSTRIA		1,224,894
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	47,800	888,105
Central European Media Enterprises Ltd. Class A (a)	11,100	819,402
Credicorp Ltd. (NY Shares)	13,600	573,920
Emperor International Holding Ltd.	292,000	68,333
Sinochem Hong Kong Holding Ltd.	195,200	68,018
TOTAL BERMUDA		2,417,778
Brazil - 11.7%
All America Latina Logistica SA unit	47,000	411,607
Banco Bradesco SA:
(PN)	39,300	1,394,131
(PN) sponsored ADR (non-vtg.)	14,400	515,376
Banco Itau Holding Financeira SA (PN) (non-vtg.)	15,970	525,570
Banco Nossa Caixa SA	26,000	618,972
Brascan Residential Properties SA	24,800	199,234
Companhia de Saneamento de Minas Minas Gerais	42,300	394,945
Companhia Vale do Rio Doce (PN-A) sponsored ADR (non-vtg.)	87,500	1,900,500
CSU Cardsystem SA sponsored ADR (e)	3,000	52,125
Cyrela Brazil Realty SA	44,200	891,845
Guararapes Confeccoes SA	2,100	91,219
Klabin SA (PN) (non-vtg.)	235,000	507,099
Localiza Rent a Car SA	35,400	879,626
Lojas Americanas SA	7,470,200	345,423
Lojas Renner SA	84,100	1,048,795
Medial Saude SA	14,000	141,896
NET Servicos de Communicacao SA sponsored ADR (d)	59,466	597,633
Petroleo Brasileiro SA Petrobras:
(PN) (non-vtg.)	224,700	4,512,891
(PN) sponsored ADR (non-vtg.)	9,800	793,408
sponsored ADR	5,900	523,684
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Submarino SA	20,700	$ 422,605
TAM SA:
(PN) (ltd.-vtg.)	22,600	688,239
(PN) sponsored ADR (ltd. vtg.)	8,800	268,840
Uniao de Bancos Brasileiros SA (Unibanco):
unit	56,200	443,878
GDR	16,600	1,307,250
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	22,900	777,488
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	42,900	782,925
TOTAL BRAZIL		21,037,204
British Virgin Islands - 0.1%
Equator Exploration Ltd. (a)	63,600	72,790
European Minerals Corp. (a)	96,700	75,799
Titanium Resources Group Ltd.	22,300	26,373
TOTAL BRITISH VIRGIN ISLANDS		174,962
Canada - 0.9%
Addax Petroleum Corp.	9,100	209,373
AUR Resources, Inc.	14,800	286,600
Falcon Oil & Gas Ltd. (a)	76,300	195,057
First Quantum Minerals Ltd.	7,100	405,705
SXR Uranium One, Inc. (a)	46,418	527,742
TOTAL CANADA		1,624,477
Cayman Islands - 1.7%
AAC Acoustic Technology Holdings, Inc. (a)	216,000	251,072
Agile Property Holdings Ltd.	712,000	629,862
Foxconn International Holdings Ltd. (a)	261,900	870,508
Lee & Man Paper Manufacturing Ltd.	302,200	613,943
Primeline Energy Holdings, Inc. (a)	26,000	33,581
Primeline Energy Holdings, Inc. warrants 4/4/08 (a)	13,000	3,737
Shui On Land Ltd.	247,500	190,943
SinoCom Software Group Ltd.	726,000	142,825
Xinao Gas Holdings Ltd.	261,600	263,376
TOTAL CAYMAN ISLANDS		2,999,847
China - 2.5%
Beijing Capital International Airport Co. Ltd. (H Shares)	435,100	279,168
China Gas Holdings Ltd.	562,000	99,000
China Petroleum & Chemical Corp. (H Shares)	2,300,700	1,595,996
China Shenhua Energy Co. Ltd. (H Shares)	397,700	699,549
Common Stocks - continued
	Shares	Value (Note 1)
China - continued
First Tractor Co. Ltd. (H Shares) (a)	514,500	$ 113,786
Guangzhou R&F Properties Co. Ltd. (H Shares)	200,000	326,596
Home Inns & Hotels Management, Inc. sponsored ADR	200	4,908
Industrial & Commercial Bank of China	228,000	102,021
Li Ning Co. Ltd.	138,000	163,246
Mindray Medical International Ltd. sponsored ADR	6,200	112,220
Parkson Retail Group Ltd.	64,500	267,879
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	128,500	446,938
Xiamen International Port Co. Ltd. (H Shares)	334,600	77,872
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990	187,373
TOTAL CHINA		4,476,552
Colombia - 0.2%
BanColombia SA sponsored ADR	11,500	351,555
Cyprus - 0.2%
Urals Energy Public Co. Ltd. (a)	23,700	176,310
XXI Century Investments Public Ltd.	14,400	154,508
TOTAL CYPRUS		330,818
Czech Republic - 0.9%
Ceske Energeticke Zavody AS	39,900	1,577,848
Egypt - 1.6%
Commercial International Bank Ltd. sponsored GDR	59,700	535,509
Eastern Tobacco Co.	4,100	203,756
Orascom Construction Industries SAE:
GDR	6,544	571,291
GDR (e)	400	34,920
Orascom Hotels & Development (OHD) (a)	63,519	405,037
Orascom Telecom SAE GDR	19,173	1,079,440
TOTAL EGYPT		2,829,953
Finland - 0.1%
YIT-Yhtyma OY	7,100	176,536
Hong Kong - 3.4%
Chaoda Modern Agriculture (Holdings) Ltd.	1,113,500	674,354
China Mobile (Hong Kong) Ltd.	433,100	3,532,364
China Resources Power Holdings Co. Ltd.	106,000	132,207
CNOOC Ltd.	879,800	737,448
CNOOC Ltd. sponsored ADR	4,700	393,954
Hopson Development Holdings Ltd.	86,000	187,322
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
Kerry Properties Ltd.	65,500	$ 241,713
REXCAPITAL Financial Holdings Ltd. (a)	3,075,000	154,201
TOTAL HONG KONG		6,053,563
Hungary - 1.2%
MOL Hungarian Oil and Gas NyRt Series A (For. Reg.)	13,624	1,355,688
Richter Gedeon Ltd.	3,700	776,256
TOTAL HUNGARY		2,131,944
India - 4.6%
Apollo Hospitals Enterprise Ltd.	6,000	59,212
Bank of India	60,257	232,872
Bharat Forge Ltd.	47,239	377,323
Bharti Airtel Ltd. (a)	65,775	844,928
Crompton Greaves Ltd.	41,650	221,509
Federal Bank Ltd.	14,399	69,895
Federal Bank Ltd.:
GDR	11,701	56,663
GDR (e)	9,000	43,583
Gujarat Ambuja Cement Ltd.	103,259	270,101
HCL Technologies Ltd.	34,719	481,019
Indian Overseas Bank	155,500	417,171
Jaiprakash Associates Ltd.	56,139	727,857
Larsen & Toubro Ltd.	16,710	488,131
Nagarjuna Construction Co. Ltd.	67,788	269,447
Pantaloon Retail India Ltd.	6,200	300,156
Punj Lloyd Ltd.	9,695	162,691
Rolta India Ltd.	45,181	227,665
Rolta India Ltd. sponsored GDR (e)	8,800	42,064
Satyam Computer Services Ltd.	74,658	730,957
Sintex Industries Ltd.	30,858	132,994
State Bank of India	27,749	815,581
Suzlon Energy Ltd.	12,383	360,601
UTI Bank Ltd.	33,200	322,170
Wipro Ltd.	49,767	596,384
TOTAL INDIA		8,250,974
Indonesia - 2.0%
PT Aneka Tambang Tbk	853,000	650,678
PT Bakrie & Brothers Tbk (a)	14,804,500	251,859
PT Bank Mandiri Persero Tbk	1,823,500	545,387
PT Bank Niaga Tbk	2,685,500	256,435
PT Bank Rakyat Indonesia Tbk	996,500	535,927
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - continued
PT Medco Energi International Tbk	1,231,000	$ 449,244
PT Perusahaan Gas Negara Tbk Series B	766,700	959,318
TOTAL INDONESIA		3,648,848
Ireland - 0.1%
Dragon Oil plc (a)	31,300	93,736
Israel - 1.8%
Africa Israel Investments Ltd.	2,600	183,898
Bank Hapoalim BM (Reg.)	193,128	962,477
Israel Chemicals Ltd.	166,500	950,928
Ituran Location & Control Ltd.	8,800	151,888
Orckit Communications Ltd. (a)	38,700	333,594
Ormat Industries Ltd.	29,900	310,193
Orpak Systems Ltd.	19,400	56,803
RADWARE Ltd. (a)	19,500	284,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,700	89,019
TOTAL ISRAEL		3,323,500
Kazakhstan - 0.1%
Kazkommertsbank JSC sponsored GDR (a)	10,500	187,631
Korea (South) - 16.2%
Celrun Co. Ltd. (a)	27,050	183,730
Daegu Bank Co. Ltd.	43,220	715,555
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	24,190	777,879
Hanjin Heavy Industries & Construction Co. Ltd.	25,040	740,105
Hynix Semiconductor, Inc. (a)	16,760	608,322
Hyundai Department Store Co. Ltd.	8,009	670,639
Hyundai Engineering & Construction Co. Ltd. (a)	11,600	648,787
Hyundai Mipo Dockyard Co. Ltd.	4,781	634,253
Hyundai Mobis	2,390	233,356
Hyundai Motor Co.	13,000	1,056,832
Hyunjin Materials Co. Ltd.	4,200	66,415
Industrial Bank of Korea	40,420	707,805
Kookmin Bank	18,570	1,476,139
Korea Zinc Co. Ltd.	6,520	719,639
Korean Air Lines Co. Ltd.	14,170	503,789
Kyeryong Construction Industrial Co. Ltd.	17,170	703,382
LG Engineering & Construction Co. Ltd.	11,910	926,508
LG Household & Health Care Ltd.	4,610	425,651
Macquarie Korea Infrastructure Fund:
GDR (e)	25,000	167,500
GDR	39,700	265,990
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
MegaStudy Co. Ltd.	6,479	$ 787,312
NHN Corp.	11,368	1,128,053
ON*Media Corp.	11,880	96,452
POSCO	4,480	1,243,321
Samsung Electronics Co. Ltd.	11,652	7,555,720
Samsung Heavy Industries Ltd.	41,690	1,117,190
Shinhan Financial Group Co. Ltd.	34,100	1,572,454
SK Corp.	23,400	1,716,041
Taewoong Co. Ltd.	16,300	450,639
Woong Jin.Com Co. Ltd.	20,170	402,437
Woori Finance Holdings Co. Ltd.	36,890	788,892
YBM Sisa.com, Inc.	3,684	79,564
TOTAL KOREA (SOUTH)		29,170,351
Lebanon - 0.1%
Solidere GDR	14,600	269,078
Luxembourg - 1.2%
Evraz Group SA:
GDR (e)	2,800	72,520
GDR	16,600	429,940
Orco Property Group	3,900	476,391
Tenaris SA sponsored ADR	32,100	1,238,739
TOTAL LUXEMBOURG		2,217,590
Malaysia - 0.5%
Genting BHD	59,400	435,031
Lion Diversified Holdings BHD	191,700	275,544
Steppe Cement Ltd. (a)	40,000	144,970
TOTAL MALAYSIA		855,545
Mexico - 7.0%
America Movil SA de CV Series L sponsored ADR	134,700	5,774,589
Cemex SA de CV sponsored ADR	49,852	1,532,450
Fomento Economico Mexicano SA de CV sponsored ADR	13,000	1,256,970
Grupo Famsa SA de CV Series A	66,000	211,725
Grupo Mexico SA de CV Series B	345,392	1,207,563
Urbi, Desarrollos Urbanos, SA de CV (a)	349,700	1,071,748
Wal-Mart de Mexico SA de CV Series V	454,504	1,583,548
TOTAL MEXICO		12,638,593
Netherlands - 0.1%
Plaza Centers NV	46,400	161,970
Common Stocks - continued
	Shares	Value (Note 1)
Oman - 0.2%
BankMuscat SAOG sponsored:
GDR (e)	6,875	$ 78,719
GDR	26,000	297,700
TOTAL OMAN		376,419
Pakistan - 0.1%
MCB Bank Ltd.	19,300	87,366
MCB Bank Ltd. unit (a)(e)	9,900	184,041
TOTAL PAKISTAN		271,407
Panama - 0.2%
Copa Holdings SA Class A	8,400	318,360
Philippines - 0.8%
Ayala Corp.	25,900	254,635
Jollibee Food Corp.	42,000	33,287
Philippine Long Distance Telephone Co.	18,860	893,050
Robinsons Land Corp.	688,000	200,161
TOTAL PHILIPPINES		1,381,133
Poland - 0.2%
Globe Trade Centre SA (a)	35,200	388,026
Romania - 0.1%
Banca Transilvania SA	223,169	90,689
SNP Petrom SA	766,500	175,210
TOTAL ROMANIA		265,899
Russia - 12.2%
Aeroflot - Russian Airlines (Reg. S) GDR	600	136,862
AO Tatneft sponsored ADR	9,950	915,400
Cherkizovo Group OJSC:
GDR (a)	12,900	199,950
GDR (a)(e)	10,600	164,300
Gazprom Neft sponsored ADR	8,200	169,330
Irkut Corp.	74,400	89,280
JSC MMC 'Norilsk Nickel' sponsored ADR	15,600	2,324,400
Lukoil Oil Co. sponsored ADR	48,738	3,981,895
Magnit OAO	5,400	178,200
Novatek JSC:
GDR	8,900	517,980
GDR (e)	9,700	564,540
Novolipetsk Iron & Steel Corp.	92,700	194,670
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	11,600	243,600
Common Stocks - continued
	Shares	Value (Note 1)
Russia - continued
OAO Gazprom sponsored ADR	163,885	$ 6,981,501
OAO TMK (a)	80,500	508,156
OAO TMK unit	3,500	88,375
Pharmacy Chain 36.6 Jsc (a)	2,000	91,700
RBC Information Systems Jsc (a)	16,300	174,410
Sberbank (Savings Bank of the Russian Federation)	419	942,750
Sberbank (Savings Bank of the Russian Federation) GDR	4,300	1,070,261
Sistema JSFC sponsored:
GDR (e)	23,800	630,700
GDR	9,400	249,100
Vimpel Communications sponsored ADR (a)	20,600	1,359,394
VSMPO-Avisma Corp.	1,000	228,000
TOTAL RUSSIA		22,004,754
Singapore - 0.3%
Keppel Corp. Ltd.	35,400	359,137
Olam International Ltd.	129,000	158,206
Raffles Education Corp. Ltd.	17,800	30,402
TOTAL SINGAPORE		547,745
South Africa - 7.6%
African Bank Investments Ltd.	152,747	570,030
Aspen Pharmacare Holdings Ltd.	116,822	531,434
Aveng Ltd.	92,988	393,851
Bidvest Group Ltd.	50,700	839,689
Ellerine Holdings Ltd.	39,217	376,928
FirstRand Ltd.	439,773	1,150,432
Gold Fields Ltd.	56,500	946,940
Impala Platinum Holdings Ltd.	10,108	1,776,992
Lewis Group Ltd.	58,822	448,853
MTN Group Ltd.	223,800	2,035,567
Naspers Ltd. Class N sponsored ADR	37,906	689,889
Nedbank Group Ltd.	27,500	455,079
Network Healthcare Holdings Ltd.	192,100	325,978
Sasol Ltd.	68,070	2,336,057
Steinhoff International Holdings Ltd.	92,600	301,698
Truworths International Ltd.	135,000	472,829
TOTAL SOUTH AFRICA		13,652,246
Taiwan - 8.1%
Acer, Inc.	356,000	647,078
Advanced Semiconductor Engineering, Inc.	1,232,000	1,141,944
Chipbond Technology Corp.	352,671	322,639
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Delta Electronics, Inc.	332,550	$ 942,267
Foxconn Technology Co. Ltd.	92,700	906,742
High Tech Computer Corp.	47,640	1,184,717
Hon Hai Precision Industry Co. Ltd. (Foxconn)	484,012	3,144,072
Macronix International Co. Ltd. (a)	521,000	175,891
MediaTek, Inc.	34,000	332,570
Motech Industries, Inc.	15,186	205,074
Phoenix Precision Technology Corp.	405,451	432,033
Powertech Technology, Inc.	171,250	494,005
Shin Kong Financial Holding Co. Ltd.	813,000	720,488
Siliconware Precision Industries Co. Ltd.	715,800	910,528
Taiwan Chi Cheng Enterprise Co. Ltd.	96,000	256,096
Taiwan Semiconductor Manufacturing Co. Ltd.	1,527,509	2,808,683
TOTAL TAIWAN		14,624,827
Thailand - 1.7%
Bangkok Dusit Medical Service PCL (For. Reg.)	200,000	152,641
Bumrungrad Hospital PCL (For. Reg.)	165,300	165,582
Charoen Pokphand Foods PCL (For. Reg.)	3,182,100	430,207
Minor International PCL (For. Reg.)	1,796,604	528,881
PTT PCL (For. Reg.)	115,200	697,088
Robinson Department Store PCL (For. Reg.) (a)	491,300	151,324
Siam Commercial Bank PCL (For. Reg.)	268,500	479,366
Thai Oil PCL (For. Reg.)	319,300	530,897
TOTAL THAILAND		3,135,986
Turkey - 2.6%
Acibadem Saglik Hizmetleri AS	32,400	355,738
Akbank T. A. S.	16,221	92,389
Anadolu Efes Biracilk Ve Malt Sanyii AS	14,800	406,245
Asya Katilim Bankasi AS	110,000	351,758
Dogan Yayin Holding AS (a)	122,112	469,259
Dogus Otomotiv Servis ve Ticaret AS	37,300	183,013
Enka Insaat ve Sanayi AS	98,627	832,467
Petrol Ofisi AS	108,900	392,331
Tupras-Turkiye Petrol Rafinerileri AS	35,200	584,553
Turkiye Garanti Bankasi AS	266,800	979,502
TOTAL TURKEY		4,647,255
Common Stocks - continued
	Shares	Value (Note 1)
Ukraine - 0.1%
Stirol sponsored ADR (a)	7,800	$ 112,502
Ukrnafta Open JSC sponsored ADR	385	139,316
TOTAL UKRAINE		251,818
United Kingdom - 0.7%
Aricom PLC (a)	110,500	86,419
Imperial Energy PLC (a)	16,100	207,912
Kazakhmys PLC	4,200	96,218
Sibir Energy PLC (a)	59,900	462,750
Vedanta Resources PLC	14,200	396,005
Victoria Oil & Gas PLC (a)	52,800	74,530
TOTAL UNITED KINGDOM		1,323,834
United States of America - 1.3%
CTC Media, Inc. (f)	3,196	69,810
CTC Media, Inc.	63,900	1,550,853
NII Holdings, Inc. (a)	12,300	799,869
TOTAL UNITED STATES OF AMERICA		2,420,532
TOTAL COMMON STOCKS (Cost $149,133,206)		174,665,488
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.1%
Samsung Electronics Co. Ltd. (Cost $121,831)	320	155,203
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 5.34% (b)	5,877,447	$ 5,877,447
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	200,900	200,900
TOTAL MONEY MARKET FUNDS (Cost $6,078,347)		6,078,347
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $155,333,384)		180,899,038
NET OTHER ASSETS - (0.4)%		(700,296)
NET ASSETS - 100%		$ 180,198,742
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,278,612 or 1.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,810 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$ 11,998
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 213,509
Fidelity Securities Lending Cash Central Fund	1,732
Total	$ 215,241
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $2,004,149 of which $81,011 and $1,923,138 will expire on October 31, 2012 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $196,980) - See accompanying schedule: Unaffiliated issuers (cost $149,255,037)	$ 174,820,691
Fidelity Central Funds (cost $6,078,347)	6,078,347
Total Investments (cost $155,333,384)		$ 180,899,038
Cash		54,810
Foreign currency held at value (cost $21)		21
Receivable for investments sold		1,882,612
Receivable for fund shares sold		661,581
Dividends receivable		172,959
Interest receivable		28,347
Receivable from investment adviser for expense reductions		11,674
Other receivables		36,226
Total assets		183,747,268

Liabilities
Payable for investments purchased	$ 2,402,260
Payable for fund shares redeemed	460,906
Accrued management fee	117,557
Distribution fees payable	79,378
Other affiliated payables	58,165
Other payables and accrued expenses	229,360
Collateral on securities loaned, at value	200,900
Total liabilities		3,548,526

Net Assets		$ 180,198,742
Net Assets consist of:
Paid in capital		$ 156,968,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,198,937)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,429,298
Net Assets		$ 180,198,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,231,532 ÷ 3,550,624 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($41,368,525 ÷ 2,165,624 shares)	$ 19.10

Maximum offering price per share (100/96.50 of $19.10)	$ 19.79
Class B: Net Asset Value and offering price per share ($18,622,151 ÷ 984,879 shares)A	$ 18.91

Class C: Net Asset Value and offering price per share ($42,805,004 ÷ 2,263,728 shares)A	$ 18.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,171,530 ÷ 474,267 shares)	$ 19.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 2,289,895
Interest		177
Income from Fidelity Central Funds		215,241
		2,505,313
Less foreign taxes withheld		(221,813)
Total income		2,283,500

Expenses
Management fee	$ 926,104
Transfer agent fees	429,249
Distribution fees	623,216
Accounting and security lending fees	62,464
Custodian fees and expenses	240,885
Independent trustees' compensation	381
Registration fees	80,537
Audit	58,653
Legal	8,481
Miscellaneous	23,317
Total expenses before reductions	2,453,287
Expense reductions	(406,758)	2,046,529
Net investment income (loss)		236,971
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $27,429)	(2,058,064)
Foreign currency transactions	(145,675)
Total net realized gain (loss)		(2,203,739)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $123,465)	21,731,992
Assets and liabilities in foreign currencies	2,076
Total change in net unrealized appreciation (depreciation)		21,734,068
Net gain (loss)		19,530,329
Net increase (decrease) in net assets resulting from operations		$ 19,767,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 236,971	$ 84,570
Net realized gain (loss)	(2,203,739)	58,159
Change in net unrealized appreciation (depreciation)	21,734,068	3,425,349
Net increase (decrease) in net assets resulting from operations	19,767,300	3,568,078
Distributions to shareholders from net investment income	(233,810)	-
Share transactions - net increase (decrease)	131,636,302	20,919,617
Redemption fees	113,753	8,417
Total increase (decrease) in net assets	151,283,545	24,496,112

Net Assets
Beginning of period	28,915,197	4,419,085
End of period (including undstributed net investment income of $0 and undistributed net investment income of $81,262, respectively)	$ 180,198,742	$ 28,915,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.12	.02
Net realized and unrealized gain (loss)	5.47	3.75	(.16)
Total from investment operations	5.56	3.87	(.14)
Distributions from net investment income	(.11)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 19.22	$ 13.75	$ 9.87
Total Return B, C, D	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.49%	1.52%	1.91% A
Net investment income (loss)	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.09	- J
Net realized and unrealized gain (loss)	5.43	3.73	(.15)
Total from investment operations	5.48	3.82	(.15)
Distributions from net investment income	(.09)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 19.10	$ 13.69	$ 9.86
Total Return B, C, D	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.74%	1.77%	2.16% A
Net investment income (loss)	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	5.40	3.72	(.15)
Total from investment operations	5.36	3.74	(.18)
Distributions from net investment income	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 18.91	$ 13.58	$ 9.83
Total Return B, C, D	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.24%	2.27%	2.67% A
Net investment income (loss)	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	5.39	3.73	(.15)
Total from investment operations	5.35	3.75	(.18)
Distributions from net investment income	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 18.91	$ 13.59	$ 9.83
Total Return B, C, D	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.24%	2.28%	2.66% A
Net investment income (loss)	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.14	.03
Net realized and unrealized gain (loss)	5.49	3.76	(.15)
Total from investment operations	5.63	3.90	(.12)
Distributions from net investment income	(.11)	-	-
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 19.34	$ 13.80	$ 9.89
Total Return B, C	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.24%	1.30%	1.66% A
Net investment income (loss)	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is a non-diversified fund authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,631,537
Unrealized depreciation	(5,397,031)
Net unrealized appreciation (depreciation)	25,234,506
Capital loss carryforward	(2,004,149)

Cost for federal income tax purposes	$ 155,664,532

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 233,810	$ -

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $179,462,531 and $52,511,207, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 107,080	$ 6,133
Class T	.25%	.25%	125,908	1,735
Class B	.75%	.25%	135,163	101,662
Class C	.75%	.25%	255,065	172,185
			$ 623,216	$ 281,715

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 176,778
Class T	40,280
Class B*	26,886
Class C*	15,050
$ 258,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 160,987.37
Class T	101,025.40
Class B	56,936.42
Class C	95,127.37
Institutional Class	15,174.23
	$ 429,249

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $62 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $244 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

6. Security Lending - continued

represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,732.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 106,756
Class T	1.85%	70,328
Class B	2.35%	42,993
Class C	2.35%	60,142
Institutional Class	1.35%	7,835
		$ 288,054

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $117,128 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,576.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 108,159	$ -
Class T	59,424	-
Class B	22,167	-
Class C	28,948	-
Institutional Class	15,112	-
Total	$ 233,810	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended October 31,	2006	2005	2006	2005
Class A
Shares sold	3,827,132	626,290	$ 68,553,729	$ 7,938,744
Reinvestment of distributions	5,651	-	88,424	-
Shares redeemed	(981,504)	(46,288)	(17,267,219)	(542,567)
Net increase (decrease)	2,851,279	580,002	$ 51,374,934	$ 7,396,177
Class T
Shares sold	2,192,291	460,358	$ 39,024,862	$ 5,753,778
Reinvestment of distributions	3,478	-	54,093	-
Shares redeemed	(526,816)	(53,845)	(9,118,376)	(661,780)
Net increase (decrease)	1,668,953	406,513	$ 29,960,579	$ 5,091,998
Class B
Shares sold	896,679	336,021	$ 15,771,361	$ 4,091,942
Reinvestment of distributions	1,275	-	20,054	-
Shares redeemed	(281,038)	(41,193)	(4,902,600)	(504,698)
Net increase (decrease)	616,916	294,828	$ 10,888,815	$ 3,587,244
Class C
Shares sold	2,286,049	386,910	$ 40,697,157	$ 4,844,275
Reinvestment of distributions	1,544	-	24,240	-
Shares redeemed	(457,432)	(65,733)	(7,909,606)	(821,834)
Net increase (decrease)	1,830,161	321,177	$ 32,811,791	$ 4,022,441
Institutional Class
Shares sold	615,656	77,612	$ 11,096,263	$ 997,482
Reinvestment of distributions	676	-	10,642	-
Shares redeemed	(258,689)	(14,515)	(4,506,722)	(175,725)
Net increase (decrease)	357,643	63,097	$ 6,600,183	$ 821,757

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Emerging Markets (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Emerging Markets. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Markets. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Robert von Rekowsky (40)

Year of Election or Appointment: 2004

Vice President of Advisor Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. von Rekowsky worked as a research analyst and manager. Mr. von Rekowsky also serves as a Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Name, Age; Principal Occupation
Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Emerging Markets. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Markets. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/05	$.064	$.0155
	12/30/05	$.017	$.0000
Class T	12/12/05	$.052	$.0155
	12/30/05	$.017	$.0000
Class B	12/12/05	$.024	$.0155
	12/30/05	$.017	$.0000
Class C	12/12/05	$.026	$.0155
	12/30/05	$.017	$.0000

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ( "benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1206
1.809005.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of FundA
Institutional Class A	41.11%	29.32%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

During the past year, the fund's Institutional Class shares returned 41.11%, handily beating the MSCI index. The fund was helped versus the index by all market sectors except for consumer staples and health care, where stock selection hurt a bit. Materials, consumer discretionary, information technology and industrials benefited performance the most - mainly due to stock picking. On a geographical basis, our holdings in Taiwan, Russia and South Korea helped, while stock selection in South Africa and underweightings in India and China dampened results. A modest cash position also hurt in a rising market. Among individual holdings, contributors included two Russian natural gas producers, Gazprom and Novatek. Taiwan-based High Tech Computer also helped performance, along with Foxconn International Holdings, a Hong Kong-listed contract manufacturer of wireless handsets. Lastly, two nickel producers, Russia's MMC Norilsk Nickel and Aneka Tambang, based in Indonesia, both did well. Conversely, not owning strong performing index component China Life Insurance hurt. Korea-based Kookmin Bank and Reliance Industries, an Indian energy company, both were underweighted index components that did well and therefore hurt relative performance. The fund did not own Reliance Industries at period end. Israeli holding Orckit Communications detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 971.20	$ 7.95
HypotheticalA	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 969.50	$ 9.18
HypotheticalA	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 967.30	$ 11.65
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 967.30	$ 11.65
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 972.30	$ 6.71
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.2	4.7
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.9	1.8
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	3.2	2.2
Petroleo Brasileiro SA Petrobras (Brazil, Oil, Gas & Consumable Fuels)	2.9	3.0
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	2.2	2.6
	16.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	19.1	18.4
Financials	16.2	14.9
Information Technology	15.3	14.7
Materials	11.4	15.5
Telecommunication Services	9.6	7.7
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	16.3	19.2
Russia	12.2	9.6
Brazil	11.7	12.1
Taiwan	8.1	8.1
South Africa	7.6	12.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.0%	Stocks 96.4%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 3.6%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
Argentina - 0.5%
Banco Macro SA sponsored ADR	5,100	$ 115,311
Inversiones y Representaciones SA sponsored GDR (a)	49,700	714,189
TOTAL ARGENTINA		829,500
Austria - 0.7%
C.A.T. oil AG Bearer	8,800	192,185
CA Immo International AG	5,000	89,986
Raiffeisen International Bank Holding AG	4,900	560,703
voestalpine AG	8,100	382,020
TOTAL AUSTRIA		1,224,894
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	47,800	888,105
Central European Media Enterprises Ltd. Class A (a)	11,100	819,402
Credicorp Ltd. (NY Shares)	13,600	573,920
Emperor International Holding Ltd.	292,000	68,333
Sinochem Hong Kong Holding Ltd.	195,200	68,018
TOTAL BERMUDA		2,417,778
Brazil - 11.7%
All America Latina Logistica SA unit	47,000	411,607
Banco Bradesco SA:
(PN)	39,300	1,394,131
(PN) sponsored ADR (non-vtg.)	14,400	515,376
Banco Itau Holding Financeira SA (PN) (non-vtg.)	15,970	525,570
Banco Nossa Caixa SA	26,000	618,972
Brascan Residential Properties SA	24,800	199,234
Companhia de Saneamento de Minas Minas Gerais	42,300	394,945
Companhia Vale do Rio Doce (PN-A) sponsored ADR (non-vtg.)	87,500	1,900,500
CSU Cardsystem SA sponsored ADR (e)	3,000	52,125
Cyrela Brazil Realty SA	44,200	891,845
Guararapes Confeccoes SA	2,100	91,219
Klabin SA (PN) (non-vtg.)	235,000	507,099
Localiza Rent a Car SA	35,400	879,626
Lojas Americanas SA	7,470,200	345,423
Lojas Renner SA	84,100	1,048,795
Medial Saude SA	14,000	141,896
NET Servicos de Communicacao SA sponsored ADR (d)	59,466	597,633
Petroleo Brasileiro SA Petrobras:
(PN) (non-vtg.)	224,700	4,512,891
(PN) sponsored ADR (non-vtg.)	9,800	793,408
sponsored ADR	5,900	523,684
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Submarino SA	20,700	$ 422,605
TAM SA:
(PN) (ltd.-vtg.)	22,600	688,239
(PN) sponsored ADR (ltd. vtg.)	8,800	268,840
Uniao de Bancos Brasileiros SA (Unibanco):
unit	56,200	443,878
GDR	16,600	1,307,250
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	22,900	777,488
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	42,900	782,925
TOTAL BRAZIL		21,037,204
British Virgin Islands - 0.1%
Equator Exploration Ltd. (a)	63,600	72,790
European Minerals Corp. (a)	96,700	75,799
Titanium Resources Group Ltd.	22,300	26,373
TOTAL BRITISH VIRGIN ISLANDS		174,962
Canada - 0.9%
Addax Petroleum Corp.	9,100	209,373
AUR Resources, Inc.	14,800	286,600
Falcon Oil & Gas Ltd. (a)	76,300	195,057
First Quantum Minerals Ltd.	7,100	405,705
SXR Uranium One, Inc. (a)	46,418	527,742
TOTAL CANADA		1,624,477
Cayman Islands - 1.7%
AAC Acoustic Technology Holdings, Inc. (a)	216,000	251,072
Agile Property Holdings Ltd.	712,000	629,862
Foxconn International Holdings Ltd. (a)	261,900	870,508
Lee & Man Paper Manufacturing Ltd.	302,200	613,943
Primeline Energy Holdings, Inc. (a)	26,000	33,581
Primeline Energy Holdings, Inc. warrants 4/4/08 (a)	13,000	3,737
Shui On Land Ltd.	247,500	190,943
SinoCom Software Group Ltd.	726,000	142,825
Xinao Gas Holdings Ltd.	261,600	263,376
TOTAL CAYMAN ISLANDS		2,999,847
China - 2.5%
Beijing Capital International Airport Co. Ltd. (H Shares)	435,100	279,168
China Gas Holdings Ltd.	562,000	99,000
China Petroleum & Chemical Corp. (H Shares)	2,300,700	1,595,996
China Shenhua Energy Co. Ltd. (H Shares)	397,700	699,549
Common Stocks - continued
	Shares	Value (Note 1)
China - continued
First Tractor Co. Ltd. (H Shares) (a)	514,500	$ 113,786
Guangzhou R&F Properties Co. Ltd. (H Shares)	200,000	326,596
Home Inns & Hotels Management, Inc. sponsored ADR	200	4,908
Industrial & Commercial Bank of China	228,000	102,021
Li Ning Co. Ltd.	138,000	163,246
Mindray Medical International Ltd. sponsored ADR	6,200	112,220
Parkson Retail Group Ltd.	64,500	267,879
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	128,500	446,938
Xiamen International Port Co. Ltd. (H Shares)	334,600	77,872
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990	187,373
TOTAL CHINA		4,476,552
Colombia - 0.2%
BanColombia SA sponsored ADR	11,500	351,555
Cyprus - 0.2%
Urals Energy Public Co. Ltd. (a)	23,700	176,310
XXI Century Investments Public Ltd.	14,400	154,508
TOTAL CYPRUS		330,818
Czech Republic - 0.9%
Ceske Energeticke Zavody AS	39,900	1,577,848
Egypt - 1.6%
Commercial International Bank Ltd. sponsored GDR	59,700	535,509
Eastern Tobacco Co.	4,100	203,756
Orascom Construction Industries SAE:
GDR	6,544	571,291
GDR (e)	400	34,920
Orascom Hotels & Development (OHD) (a)	63,519	405,037
Orascom Telecom SAE GDR	19,173	1,079,440
TOTAL EGYPT		2,829,953
Finland - 0.1%
YIT-Yhtyma OY	7,100	176,536
Hong Kong - 3.4%
Chaoda Modern Agriculture (Holdings) Ltd.	1,113,500	674,354
China Mobile (Hong Kong) Ltd.	433,100	3,532,364
China Resources Power Holdings Co. Ltd.	106,000	132,207
CNOOC Ltd.	879,800	737,448
CNOOC Ltd. sponsored ADR	4,700	393,954
Hopson Development Holdings Ltd.	86,000	187,322
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - continued
Kerry Properties Ltd.	65,500	$ 241,713
REXCAPITAL Financial Holdings Ltd. (a)	3,075,000	154,201
TOTAL HONG KONG		6,053,563
Hungary - 1.2%
MOL Hungarian Oil and Gas NyRt Series A (For. Reg.)	13,624	1,355,688
Richter Gedeon Ltd.	3,700	776,256
TOTAL HUNGARY		2,131,944
India - 4.6%
Apollo Hospitals Enterprise Ltd.	6,000	59,212
Bank of India	60,257	232,872
Bharat Forge Ltd.	47,239	377,323
Bharti Airtel Ltd. (a)	65,775	844,928
Crompton Greaves Ltd.	41,650	221,509
Federal Bank Ltd.	14,399	69,895
Federal Bank Ltd.:
GDR	11,701	56,663
GDR (e)	9,000	43,583
Gujarat Ambuja Cement Ltd.	103,259	270,101
HCL Technologies Ltd.	34,719	481,019
Indian Overseas Bank	155,500	417,171
Jaiprakash Associates Ltd.	56,139	727,857
Larsen & Toubro Ltd.	16,710	488,131
Nagarjuna Construction Co. Ltd.	67,788	269,447
Pantaloon Retail India Ltd.	6,200	300,156
Punj Lloyd Ltd.	9,695	162,691
Rolta India Ltd.	45,181	227,665
Rolta India Ltd. sponsored GDR (e)	8,800	42,064
Satyam Computer Services Ltd.	74,658	730,957
Sintex Industries Ltd.	30,858	132,994
State Bank of India	27,749	815,581
Suzlon Energy Ltd.	12,383	360,601
UTI Bank Ltd.	33,200	322,170
Wipro Ltd.	49,767	596,384
TOTAL INDIA		8,250,974
Indonesia - 2.0%
PT Aneka Tambang Tbk	853,000	650,678
PT Bakrie & Brothers Tbk (a)	14,804,500	251,859
PT Bank Mandiri Persero Tbk	1,823,500	545,387
PT Bank Niaga Tbk	2,685,500	256,435
PT Bank Rakyat Indonesia Tbk	996,500	535,927
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - continued
PT Medco Energi International Tbk	1,231,000	$ 449,244
PT Perusahaan Gas Negara Tbk Series B	766,700	959,318
TOTAL INDONESIA		3,648,848
Ireland - 0.1%
Dragon Oil plc (a)	31,300	93,736
Israel - 1.8%
Africa Israel Investments Ltd.	2,600	183,898
Bank Hapoalim BM (Reg.)	193,128	962,477
Israel Chemicals Ltd.	166,500	950,928
Ituran Location & Control Ltd.	8,800	151,888
Orckit Communications Ltd. (a)	38,700	333,594
Ormat Industries Ltd.	29,900	310,193
Orpak Systems Ltd.	19,400	56,803
RADWARE Ltd. (a)	19,500	284,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,700	89,019
TOTAL ISRAEL		3,323,500
Kazakhstan - 0.1%
Kazkommertsbank JSC sponsored GDR (a)	10,500	187,631
Korea (South) - 16.2%
Celrun Co. Ltd. (a)	27,050	183,730
Daegu Bank Co. Ltd.	43,220	715,555
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	24,190	777,879
Hanjin Heavy Industries & Construction Co. Ltd.	25,040	740,105
Hynix Semiconductor, Inc. (a)	16,760	608,322
Hyundai Department Store Co. Ltd.	8,009	670,639
Hyundai Engineering & Construction Co. Ltd. (a)	11,600	648,787
Hyundai Mipo Dockyard Co. Ltd.	4,781	634,253
Hyundai Mobis	2,390	233,356
Hyundai Motor Co.	13,000	1,056,832
Hyunjin Materials Co. Ltd.	4,200	66,415
Industrial Bank of Korea	40,420	707,805
Kookmin Bank	18,570	1,476,139
Korea Zinc Co. Ltd.	6,520	719,639
Korean Air Lines Co. Ltd.	14,170	503,789
Kyeryong Construction Industrial Co. Ltd.	17,170	703,382
LG Engineering & Construction Co. Ltd.	11,910	926,508
LG Household & Health Care Ltd.	4,610	425,651
Macquarie Korea Infrastructure Fund:
GDR (e)	25,000	167,500
GDR	39,700	265,990
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
MegaStudy Co. Ltd.	6,479	$ 787,312
NHN Corp.	11,368	1,128,053
ON*Media Corp.	11,880	96,452
POSCO	4,480	1,243,321
Samsung Electronics Co. Ltd.	11,652	7,555,720
Samsung Heavy Industries Ltd.	41,690	1,117,190
Shinhan Financial Group Co. Ltd.	34,100	1,572,454
SK Corp.	23,400	1,716,041
Taewoong Co. Ltd.	16,300	450,639
Woong Jin.Com Co. Ltd.	20,170	402,437
Woori Finance Holdings Co. Ltd.	36,890	788,892
YBM Sisa.com, Inc.	3,684	79,564
TOTAL KOREA (SOUTH)		29,170,351
Lebanon - 0.1%
Solidere GDR	14,600	269,078
Luxembourg - 1.2%
Evraz Group SA:
GDR (e)	2,800	72,520
GDR	16,600	429,940
Orco Property Group	3,900	476,391
Tenaris SA sponsored ADR	32,100	1,238,739
TOTAL LUXEMBOURG		2,217,590
Malaysia - 0.5%
Genting BHD	59,400	435,031
Lion Diversified Holdings BHD	191,700	275,544
Steppe Cement Ltd. (a)	40,000	144,970
TOTAL MALAYSIA		855,545
Mexico - 7.0%
America Movil SA de CV Series L sponsored ADR	134,700	5,774,589
Cemex SA de CV sponsored ADR	49,852	1,532,450
Fomento Economico Mexicano SA de CV sponsored ADR	13,000	1,256,970
Grupo Famsa SA de CV Series A	66,000	211,725
Grupo Mexico SA de CV Series B	345,392	1,207,563
Urbi, Desarrollos Urbanos, SA de CV (a)	349,700	1,071,748
Wal-Mart de Mexico SA de CV Series V	454,504	1,583,548
TOTAL MEXICO		12,638,593
Netherlands - 0.1%
Plaza Centers NV	46,400	161,970
Common Stocks - continued
	Shares	Value (Note 1)
Oman - 0.2%
BankMuscat SAOG sponsored:
GDR (e)	6,875	$ 78,719
GDR	26,000	297,700
TOTAL OMAN		376,419
Pakistan - 0.1%
MCB Bank Ltd.	19,300	87,366
MCB Bank Ltd. unit (a)(e)	9,900	184,041
TOTAL PAKISTAN		271,407
Panama - 0.2%
Copa Holdings SA Class A	8,400	318,360
Philippines - 0.8%
Ayala Corp.	25,900	254,635
Jollibee Food Corp.	42,000	33,287
Philippine Long Distance Telephone Co.	18,860	893,050
Robinsons Land Corp.	688,000	200,161
TOTAL PHILIPPINES		1,381,133
Poland - 0.2%
Globe Trade Centre SA (a)	35,200	388,026
Romania - 0.1%
Banca Transilvania SA	223,169	90,689
SNP Petrom SA	766,500	175,210
TOTAL ROMANIA		265,899
Russia - 12.2%
Aeroflot - Russian Airlines (Reg. S) GDR	600	136,862
AO Tatneft sponsored ADR	9,950	915,400
Cherkizovo Group OJSC:
GDR (a)	12,900	199,950
GDR (a)(e)	10,600	164,300
Gazprom Neft sponsored ADR	8,200	169,330
Irkut Corp.	74,400	89,280
JSC MMC 'Norilsk Nickel' sponsored ADR	15,600	2,324,400
Lukoil Oil Co. sponsored ADR	48,738	3,981,895
Magnit OAO	5,400	178,200
Novatek JSC:
GDR	8,900	517,980
GDR (e)	9,700	564,540
Novolipetsk Iron & Steel Corp.	92,700	194,670
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	11,600	243,600
Common Stocks - continued
	Shares	Value (Note 1)
Russia - continued
OAO Gazprom sponsored ADR	163,885	$ 6,981,501
OAO TMK (a)	80,500	508,156
OAO TMK unit	3,500	88,375
Pharmacy Chain 36.6 Jsc (a)	2,000	91,700
RBC Information Systems Jsc (a)	16,300	174,410
Sberbank (Savings Bank of the Russian Federation)	419	942,750
Sberbank (Savings Bank of the Russian Federation) GDR	4,300	1,070,261
Sistema JSFC sponsored:
GDR (e)	23,800	630,700
GDR	9,400	249,100
Vimpel Communications sponsored ADR (a)	20,600	1,359,394
VSMPO-Avisma Corp.	1,000	228,000
TOTAL RUSSIA		22,004,754
Singapore - 0.3%
Keppel Corp. Ltd.	35,400	359,137
Olam International Ltd.	129,000	158,206
Raffles Education Corp. Ltd.	17,800	30,402
TOTAL SINGAPORE		547,745
South Africa - 7.6%
African Bank Investments Ltd.	152,747	570,030
Aspen Pharmacare Holdings Ltd.	116,822	531,434
Aveng Ltd.	92,988	393,851
Bidvest Group Ltd.	50,700	839,689
Ellerine Holdings Ltd.	39,217	376,928
FirstRand Ltd.	439,773	1,150,432
Gold Fields Ltd.	56,500	946,940
Impala Platinum Holdings Ltd.	10,108	1,776,992
Lewis Group Ltd.	58,822	448,853
MTN Group Ltd.	223,800	2,035,567
Naspers Ltd. Class N sponsored ADR	37,906	689,889
Nedbank Group Ltd.	27,500	455,079
Network Healthcare Holdings Ltd.	192,100	325,978
Sasol Ltd.	68,070	2,336,057
Steinhoff International Holdings Ltd.	92,600	301,698
Truworths International Ltd.	135,000	472,829
TOTAL SOUTH AFRICA		13,652,246
Taiwan - 8.1%
Acer, Inc.	356,000	647,078
Advanced Semiconductor Engineering, Inc.	1,232,000	1,141,944
Chipbond Technology Corp.	352,671	322,639
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Delta Electronics, Inc.	332,550	$ 942,267
Foxconn Technology Co. Ltd.	92,700	906,742
High Tech Computer Corp.	47,640	1,184,717
Hon Hai Precision Industry Co. Ltd. (Foxconn)	484,012	3,144,072
Macronix International Co. Ltd. (a)	521,000	175,891
MediaTek, Inc.	34,000	332,570
Motech Industries, Inc.	15,186	205,074
Phoenix Precision Technology Corp.	405,451	432,033
Powertech Technology, Inc.	171,250	494,005
Shin Kong Financial Holding Co. Ltd.	813,000	720,488
Siliconware Precision Industries Co. Ltd.	715,800	910,528
Taiwan Chi Cheng Enterprise Co. Ltd.	96,000	256,096
Taiwan Semiconductor Manufacturing Co. Ltd.	1,527,509	2,808,683
TOTAL TAIWAN		14,624,827
Thailand - 1.7%
Bangkok Dusit Medical Service PCL (For. Reg.)	200,000	152,641
Bumrungrad Hospital PCL (For. Reg.)	165,300	165,582
Charoen Pokphand Foods PCL (For. Reg.)	3,182,100	430,207
Minor International PCL (For. Reg.)	1,796,604	528,881
PTT PCL (For. Reg.)	115,200	697,088
Robinson Department Store PCL (For. Reg.) (a)	491,300	151,324
Siam Commercial Bank PCL (For. Reg.)	268,500	479,366
Thai Oil PCL (For. Reg.)	319,300	530,897
TOTAL THAILAND		3,135,986
Turkey - 2.6%
Acibadem Saglik Hizmetleri AS	32,400	355,738
Akbank T. A. S.	16,221	92,389
Anadolu Efes Biracilk Ve Malt Sanyii AS	14,800	406,245
Asya Katilim Bankasi AS	110,000	351,758
Dogan Yayin Holding AS (a)	122,112	469,259
Dogus Otomotiv Servis ve Ticaret AS	37,300	183,013
Enka Insaat ve Sanayi AS	98,627	832,467
Petrol Ofisi AS	108,900	392,331
Tupras-Turkiye Petrol Rafinerileri AS	35,200	584,553
Turkiye Garanti Bankasi AS	266,800	979,502
TOTAL TURKEY		4,647,255
Common Stocks - continued
	Shares	Value (Note 1)
Ukraine - 0.1%
Stirol sponsored ADR (a)	7,800	$ 112,502
Ukrnafta Open JSC sponsored ADR	385	139,316
TOTAL UKRAINE		251,818
United Kingdom - 0.7%
Aricom PLC (a)	110,500	86,419
Imperial Energy PLC (a)	16,100	207,912
Kazakhmys PLC	4,200	96,218
Sibir Energy PLC (a)	59,900	462,750
Vedanta Resources PLC	14,200	396,005
Victoria Oil & Gas PLC (a)	52,800	74,530
TOTAL UNITED KINGDOM		1,323,834
United States of America - 1.3%
CTC Media, Inc. (f)	3,196	69,810
CTC Media, Inc.	63,900	1,550,853
NII Holdings, Inc. (a)	12,300	799,869
TOTAL UNITED STATES OF AMERICA		2,420,532
TOTAL COMMON STOCKS (Cost $149,133,206)		174,665,488
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.1%
Samsung Electronics Co. Ltd. (Cost $121,831)	320	155,203
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 5.34% (b)	5,877,447	$ 5,877,447
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	200,900	200,900
TOTAL MONEY MARKET FUNDS (Cost $6,078,347)		6,078,347
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $155,333,384)		180,899,038
NET OTHER ASSETS - (0.4)%		(700,296)
NET ASSETS - 100%		$ 180,198,742
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,278,612 or 1.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,810 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$ 11,998
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 213,509
Fidelity Securities Lending Cash Central Fund	1,732
Total	$ 215,241
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $2,004,149 of which $81,011 and $1,923,138 will expire on October 31, 2012 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $196,980) - See accompanying schedule: Unaffiliated issuers (cost $149,255,037)	$ 174,820,691
Fidelity Central Funds (cost $6,078,347)	6,078,347
Total Investments (cost $155,333,384)		$ 180,899,038
Cash		54,810
Foreign currency held at value (cost $21)		21
Receivable for investments sold		1,882,612
Receivable for fund shares sold		661,581
Dividends receivable		172,959
Interest receivable		28,347
Receivable from investment adviser for expense reductions		11,674
Other receivables		36,226
Total assets		183,747,268

Liabilities
Payable for investments purchased	$ 2,402,260
Payable for fund shares redeemed	460,906
Accrued management fee	117,557
Distribution fees payable	79,378
Other affiliated payables	58,165
Other payables and accrued expenses	229,360
Collateral on securities loaned, at value	200,900
Total liabilities		3,548,526

Net Assets		$ 180,198,742
Net Assets consist of:
Paid in capital		$ 156,968,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,198,937)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,429,298
Net Assets		$ 180,198,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,231,532 ÷ 3,550,624 shares)	$ 19.22

Maximum offering price per share (100/94.25 of $19.22)	$ 20.39
Class T: Net Asset Value and redemption price per share ($41,368,525 ÷ 2,165,624 shares)	$ 19.10

Maximum offering price per share (100/96.50 of $19.10)	$ 19.79
Class B: Net Asset Value and offering price per share ($18,622,151 ÷ 984,879 shares)A	$ 18.91

Class C: Net Asset Value and offering price per share ($42,805,004 ÷ 2,263,728 shares)A	$ 18.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,171,530 ÷ 474,267 shares)	$ 19.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 2,289,895
Interest		177
Income from Fidelity Central Funds		215,241
		2,505,313
Less foreign taxes withheld		(221,813)
Total income		2,283,500

Expenses
Management fee	$ 926,104
Transfer agent fees	429,249
Distribution fees	623,216
Accounting and security lending fees	62,464
Custodian fees and expenses	240,885
Independent trustees' compensation	381
Registration fees	80,537
Audit	58,653
Legal	8,481
Miscellaneous	23,317
Total expenses before reductions	2,453,287
Expense reductions	(406,758)	2,046,529
Net investment income (loss)		236,971
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $27,429)	(2,058,064)
Foreign currency transactions	(145,675)
Total net realized gain (loss)		(2,203,739)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $123,465)	21,731,992
Assets and liabilities in foreign currencies	2,076
Total change in net unrealized appreciation (depreciation)		21,734,068
Net gain (loss)		19,530,329
Net increase (decrease) in net assets resulting from operations		$ 19,767,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 236,971	$ 84,570
Net realized gain (loss)	(2,203,739)	58,159
Change in net unrealized appreciation (depreciation)	21,734,068	3,425,349
Net increase (decrease) in net assets resulting from operations	19,767,300	3,568,078
Distributions to shareholders from net investment income	(233,810)	-
Share transactions - net increase (decrease)	131,636,302	20,919,617
Redemption fees	113,753	8,417
Total increase (decrease) in net assets	151,283,545	24,496,112

Net Assets
Beginning of period	28,915,197	4,419,085
End of period (including undstributed net investment income of $0 and undistributed net investment income of $81,262, respectively)	$ 180,198,742	$ 28,915,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.12	.02
Net realized and unrealized gain (loss)	5.47	3.75	(.16)
Total from investment operations	5.56	3.87	(.14)
Distributions from net investment income	(.11)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 19.22	$ 13.75	$ 9.87
Total Return B, C, D	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.49%	1.52%	1.91% A
Net investment income (loss)	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.09	- J
Net realized and unrealized gain (loss)	5.43	3.73	(.15)
Total from investment operations	5.48	3.82	(.15)
Distributions from net investment income	(.09)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 19.10	$ 13.69	$ 9.86
Total Return B, C, D	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.74%	1.77%	2.16% A
Net investment income (loss)	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	5.40	3.72	(.15)
Total from investment operations	5.36	3.74	(.18)
Distributions from net investment income	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 18.91	$ 13.58	$ 9.83
Total Return B, C, D	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.24%	2.27%	2.67% A
Net investment income (loss)	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	5.39	3.73	(.15)
Total from investment operations	5.35	3.75	(.18)
Distributions from net investment income	(.05)	-	-
Redemption fees added to paid in capital E	.02	.01	.01
Net asset value, end of period	$ 18.91	$ 13.59	$ 9.83
Total Return B, C, D	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.24%	2.28%	2.66% A
Net investment income (loss)	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.14	.03
Net realized and unrealized gain (loss)	5.49	3.76	(.15)
Total from investment operations	5.63	3.90	(.12)
Distributions from net investment income	(.11)	-	-
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 19.34	$ 13.80	$ 9.89
Total Return B, C	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.24%	1.30%	1.66% A
Net investment income (loss)	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is a non-diversified fund authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,631,537
Unrealized depreciation	(5,397,031)
Net unrealized appreciation (depreciation)	25,234,506
Capital loss carryforward	(2,004,149)

Cost for federal income tax purposes	$ 155,664,532

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 233,810	$ -

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $179,462,531 and $52,511,207, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 107,080	$ 6,133
Class T	.25%	.25%	125,908	1,735
Class B	.75%	.25%	135,163	101,662
Class C	.75%	.25%	255,065	172,185
			$ 623,216	$ 281,715

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 176,778
Class T	40,280
Class B*	26,886
Class C*	15,050
$ 258,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 160,987.37
Class T	101,025.40
Class B	56,936.42
Class C	95,127.37
Institutional Class	15,174.23
	$ 429,249

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $62 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $244 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,732.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 106,756
Class T	1.85%	70,328
Class B	2.35%	42,993
Class C	2.35%	60,142
Institutional Class	1.35%	7,835
		$ 288,054

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $117,128 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,576.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 108,159	$ -
Class T	59,424	-
Class B	22,167	-
Class C	28,948	-
Institutional Class	15,112	-
Total	$ 233,810	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Year ended October 31,	2006	2005	2006	2005
Class A
Shares sold	3,827,132	626,290	$ 68,553,729	$ 7,938,744
Reinvestment of distributions	5,651	-	88,424	-
Shares redeemed	(981,504)	(46,288)	(17,267,219)	(542,567)
Net increase (decrease)	2,851,279	580,002	$ 51,374,934	$ 7,396,177
Class T
Shares sold	2,192,291	460,358	$ 39,024,862	$ 5,753,778
Reinvestment of distributions	3,478	-	54,093	-
Shares redeemed	(526,816)	(53,845)	(9,118,376)	(661,780)
Net increase (decrease)	1,668,953	406,513	$ 29,960,579	$ 5,091,998
Class B
Shares sold	896,679	336,021	$ 15,771,361	$ 4,091,942
Reinvestment of distributions	1,275	-	20,054	-
Shares redeemed	(281,038)	(41,193)	(4,902,600)	(504,698)
Net increase (decrease)	616,916	294,828	$ 10,888,815	$ 3,587,244
Class C
Shares sold	2,286,049	386,910	$ 40,697,157	$ 4,844,275
Reinvestment of distributions	1,544	-	24,240	-
Shares redeemed	(457,432)	(65,733)	(7,909,606)	(821,834)
Net increase (decrease)	1,830,161	321,177	$ 32,811,791	$ 4,022,441
Institutional Class
Shares sold	615,656	77,612	$ 11,096,263	$ 997,482
Reinvestment of distributions	676	-	10,642	-
Shares redeemed	(258,689)	(14,515)	(4,506,722)	(175,725)
Net increase (decrease)	357,643	63,097	$ 6,600,183	$ 821,757

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Emerging Markets (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Emerging Markets. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Markets. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Robert von Rekowsky (40)

Year of Election or Appointment: 2004

Vice President of Advisor Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. von Rekowsky worked as a research analyst and manager. Mr. von Rekowsky also serves as a Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Name, Age; Principal Occupation
Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Emerging Markets. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Markets. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/12/05	$.064	$.0155
	12/30/05	$.017	$.0000

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ( "benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1206
1.809006.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	25.51%	13.75%	7.12%
Class T (incl. 3.50% sales charge)	28.30%	14.06%	7.21%
Class B (incl. contingent deferred sales charge) B	27.49%	14.07%	7.20%
Class C (incl. contingent deferred sales charge) C	31.25%	14.25%	7.14%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity Advisor® Europe Capital Appreciation Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 33.17%, 32.95%, 32.49% and 32.25%, respectively (excluding sales charges), outperforming the MSCI Europe index. Favorable stock selection added the most value, led by the fund's picks in the energy, telecommunication services and financials sectors, as well as in the pharmaceutical, biotechnology and life science group. Among the stocks that helped most were Millicom International Cellular, a Luxembourg-based wireless company with a strong emerging-markets presence; Banca Italease, an Italian leasing company; and Swiss biopharma company Actelion. I sold the positions in Millicom and Banca Italease to lock in profits. Having no exposure to integrated energy giant BP, a major index component, also helped. Conversely, the fund's underweighting in the telecom space held back its performance a bit, as did inopportune stock picking in such groups as commercial services and supplies, media and utilities. Detractors included TeleAtlas, a Dutch maker of digital maps, as well as German pay-TV operator Premiere and NETeller, a U.K. online funds transfer service, both of which were sold by period end. A larger-than-usual average cash position during the period also hurt. On a country level, our best results were in Italy and Switzerland, and our worst in the United Kingdom. Favorable currency movements also helped boost the fund's absolute performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,004.60	$ 7.58
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,003.50	$ 8.84
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,002.40	$ 11.36
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,001.20	$ 11.35
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,006.20	$ 6.32
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Icade SA (France, Real Estate Management & Development)	3.3	0.7
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	3.2	2.5
SES Global SA FDR (France) (Luxembourg, Media)	3.1	0.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.0	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.0	2.9
	15.6
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.7	13.2
Health Care	14.5	7.0
Financials	14.3	19.0
Industrials	11.9	7.0
Materials	7.1	11.1
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
France	16.5	7.8
Netherlands	12.4	6.2
United Kingdom	12.3	10.3
Switzerland	11.9	8.8
Germany	11.1	14.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 83.0%	Stocks 85.1%
Bonds 11.1%	Bonds 0.0%
Short-Term Investments and Net Other Assets 5.9%	Short-Term Investments and Net Other Assets 14.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 80.3%
	Shares	Value (Note 1)
Argentina - 0.7%
Cresud S.A.C.I.F. y A. sponsored ADR	31,700	$ 464,088
Austria - 2.6%
Flughafen Wien AG	17,923	1,607,103
Bermuda - 0.8%
SeaDrill Ltd. (a)	37,200	527,559
Canada - 1.7%
European Goldfields Ltd. (a)	147,000	497,573
MagIndustries Corp. (a)	99,600	84,283
New Flyer Industries, Inc. / New Flyer Canada	59,100	457,997
TOTAL CANADA		1,039,853
France - 12.8%
BIC SA	18,200	1,170,816
Compagnie Generale de Geophysique SA (a)(d)	2,800	473,544
Eutelsat Communications	58,336	1,053,610
Icade SA	34,900	2,071,851
Renault SA	14,350	1,678,693
Sanofi-Aventis sponsored ADR	36,809	1,571,376
TOTAL FRANCE		8,019,890
Germany - 9.2%
E.ON AG	12,500	1,504,875
KarstadtQuelle AG (a)(d)	51,674	1,213,603
Lanxess AG (a)	40,500	1,851,169
Qimonda AG Sponsored ADR	28,800	401,760
SAP AG	4,000	794,240
TOTAL GERMANY		5,765,647
Italy - 1.4%
Banca Intesa Spa	126,800	866,855
Luxembourg - 3.1%
SES Global SA FDR (France)	127,300	1,951,454
Netherlands - 10.6%
ING Groep NV (Certificaten Van Aandelen)	29,130	1,291,333
Koninklijke Philips Electronics NV	34,900	1,215,567
Koninklijke Wessanen NV	36,127	481,415
Nutreco Holding NV	22,000	1,311,093
Reed Elsevier NV	100,200	1,722,749
Tele Atlas NV (a)	31,122	583,945
TOTAL NETHERLANDS		6,606,102
Common Stocks - continued
	Shares	Value (Note 1)
Norway - 3.4%
Fred Olsen Energy ASA (a)	14,500	$ 625,555
Petroleum Geo-Services ASA (a)	11,850	689,797
TANDBERG ASA	13,100	151,310
TGS Nopec Geophysical Co. ASA (a)	38,500	686,175
TOTAL NORWAY		2,152,837
Philippines - 0.6%
DMCI Holdings, Inc.	1,033,000	101,559
Semirara Mining Corp.	774,200	299,024
TOTAL PHILIPPINES		400,583
Sweden - 4.1%
Assa Abloy AB (B Shares)	61,200	1,177,836
Atlas Copco AB (A Shares)	45,000	1,314,660
Micronic Laser Systems AB (a)	6,600	59,627
TOTAL SWEDEN		2,552,123
Switzerland - 11.9%
Actelion Ltd. (Reg.) (a)	11,977	2,016,784
Bucher Holding AG	11,352	1,149,662
Credit Suisse Group (Reg.)	12,160	735,437
Novartis AG sponsored ADR	20,476	1,243,507
Roche Holding AG (participation certificate)	3,884	679,618
Swissfirst AG	4,479	266,764
Syngenta AG (Switzerland)	8,466	1,364,296
TOTAL SWITZERLAND		7,456,068
United Kingdom - 12.3%
Amlin PLC	22,770	130,844
Benfield Group PLC	283,500	1,884,605
GlaxoSmithKline PLC	63,200	1,682,700
Pearson PLC	104,243	1,538,055
Peter Hambro Mining PLC (a)	26,209	594,925
Tesco PLC	252,000	1,891,515
TOTAL UNITED KINGDOM		7,722,644
United States of America - 5.1%
NTL, Inc.	48,050	1,298,792
Synthes, Inc.	16,674	1,891,011
TOTAL UNITED STATES OF AMERICA		3,189,803
TOTAL COMMON STOCKS (Cost $45,015,167)		50,322,609
Nonconvertible Preferred Stocks - 2.7%
	Shares	Value (Note 1)
Italy - 2.7%
Istituto Finanziario Industriale Spa (IFI) (a) (Cost $1,211,485)	62,300	$ 1,703,312
Government Obligations - 11.1%
		Principal Amount
Austria - 1.9%
Austrian Republic 5.625% 7/15/07	EUR	$ 900,000	1,162,775
Finland - 1.8%
Finnish Government 5% 7/4/07	EUR	900,000	1,158,180
France - 3.7%
French Government 2.25% 3/12/07	EUR	1,800,000	2,287,177
Germany - 1.9%
German Federal Republic 6% 7/4/07	EUR	900,000	1,165,991
Netherlands - 1.8%
Dutch Government 3% 7/15/07	EUR	900,000	1,142,821
TOTAL GOVERNMENT OBLIGATIONS (Cost $6,883,840)			6,916,944
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	3,222,365	3,222,365
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,721,700	1,721,700
TOTAL MONEY MARKET FUNDS (Cost $4,944,065)		4,944,065
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $58,054,557)		63,886,930
NET OTHER ASSETS - (2.0)%		(1,238,482)
NET ASSETS - 100%		$ 62,648,448
Currency Abbreviations
EUR - European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 184,941
Fidelity Securities Lending Cash Central Fund	25,069
Total	$ 210,010
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	11.1%
BBB	0.0%
BB	0.0%
B	0.0%
CCC,CC,C	0.0%
Equities	83.0%
Short-Term Investments and Net Other Assets	5.9%
100.0%
We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,634,368) - See accompanying schedule: Unaffiliated issuers (cost $53,110,492)	$ 58,942,865
Fidelity Central Funds (cost $4,944,065)	4,944,065
Total Investments (cost $58,054,557)		$ 63,886,930
Receivable for investments sold		1,470,619
Receivable for fund shares sold		169,491
Dividends receivable		51,032
Interest receivable		117,057
Receivable from investment adviser for expense reductions		5,354
Other receivables		17,407
Total assets		65,717,890

Liabilities
Payable for investments purchased	$ 1,163,379
Payable for fund shares redeemed	53,754
Accrued management fee	35,623
Distribution fees payable	27,527
Other affiliated payables	18,097
Other payables and accrued expenses	49,362
Collateral on securities loaned, at value	1,721,700
Total liabilities		3,069,442

Net Assets		$ 62,648,448
Net Assets consist of:
Paid in capital		$ 51,117,056
Undistributed net investment income		358,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,338,427
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,834,242
Net Assets		$ 62,648,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,972,400 ÷ 1,084,547 shares)	$ 17.49

Maximum offering price per share (100/94.25 of $17.49)	$ 18.56
Class T: Net Asset Value and redemption price per share ($24,643,287 ÷ 1,420,372 shares)	$ 17.35

Maximum offering price per share (100/96.50 of $17.35)	$ 17.98
Class B: Net Asset Value and offering price per share ($8,528,947 ÷ 504,305 shares) A	$ 16.91

Class C: Net Asset Value and offering price per share ($9,172,903 ÷ 543,021 shares) A	$ 16.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,330,911 ÷ 75,125 shares)	$ 17.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 806,708
Special dividends		212,743
Interest		30,976
Income from Fidelity Central Funds		210,010
		1,260,437
Less foreign taxes withheld		(129,424)
Total income		1,131,013

Expenses
Management fee	$ 314,356
Transfer agent fees	156,503
Distribution fees	253,551
Accounting and security lending fees	25,145
Custodian fees and expenses	85,613
Independent trustees' compensation	157
Registration fees	66,259
Audit	44,407
Legal	1,923
Miscellaneous	6,584
Total expenses before reductions	954,498
Expense reductions	(191,257)	763,241
Net investment income (loss)		367,772
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,388,092
Foreign currency transactions	(13,644)
Total net realized gain (loss)		5,374,448
Change in net unrealized appreciation (depreciation) on: Investment securities	4,130,841
Assets and liabilities in foreign currencies	2,230
Total change in net unrealized appreciation (depreciation)		4,133,071
Net gain (loss)		9,507,519
Net increase (decrease) in net assets resulting from operations		$ 9,875,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 367,772	$ 124,945
Net realized gain (loss)	5,374,448	4,326,987
Change in net unrealized appreciation (depreciation)	4,133,071	(573,925)
Net increase (decrease) in net assets resulting from operations	9,875,291	3,878,007
Distributions to shareholders from net investment income	(119,954)	-
Distributions to shareholders from net realized gain	(423,334)	-
Total distributions	(543,288)	-
Share transactions - net increase (decrease)	28,326,294	118,782
Redemption fees	6,074	568
Total increase (decrease) in net assets	37,664,371	3,997,357

Net Assets
Beginning of period	24,984,077	20,986,720
End of period (including undistributed net investment income of $358,723 and undistributed net investment income of $111,189, respectively)	$ 62,648,448	$ 24,984,077

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 11.30	$ 10.00	$ 8.03	$ 9.00
Income from Investment Operations
Net investment income (loss) C	.19 F	.12	.01	.04	.05
Net realized and unrealized gain (loss)	4.18	2.05	1.37	1.98	(1.02)
Total from investment operations	4.37	2.17	1.38	2.02	(.97)
Distributions from net investment income	(.13)	-	(.08)	(.05)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.35)	-	(.08)	(.05)	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 17.49	$ 13.47	$ 11.30	$ 10.00	$ 8.03
Total Return A, B	33.17%	19.20%	13.87%	25.30%	(10.78)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	2.16%	2.41%	3.07%	2.57%
Expenses net of fee waivers, if any	1.50%	1.55%	1.75%	1.75%	1.96%
Expenses net of all reductions	1.40%	1.44%	1.68%	1.69%	1.91%
Net investment income (loss)	1.16% F	.95%	.07%	.49%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,972	$ 4,544	$ 2,905	$ 3,346	$ 2,071
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.21	$ 9.93	$ 7.98	$ 8.95
Income from Investment Operations
Net investment income (loss) C	.14 F	.09	(.02)	.02	.02
Net realized and unrealized gain (loss)	4.17	2.04	1.36	1.96	(.99)
Total from investment operations	4.31	2.13	1.34	1.98	(.97)
Distributions from net investment income	(.08)	-	(.06)	(.03)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.30)	-	(.06)	(.03)	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 17.35	$ 13.34	$ 11.21	$ 9.93	$ 7.98
Total Return A, B	32.95%	19.00%	13.54%	24.90%	(10.84)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.07%	2.45%	2.70%	3.34%	2.80%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.00%	2.20%
Expenses net of all reductions	1.65%	1.70%	1.93%	1.94%	2.16%
Net investment income (loss)	.91% F	.70%	(.18)%	.24%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,643	$ 8,893	$ 8,102	$ 7,628	$ 7,079
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 10.97	$ 9.72	$ 7.82	$ 8.82
Income from Investment Operations
Net investment income (loss) C	.06 F	.02	(.07)	(.02)	(.02)
Net realized and unrealized gain (loss)	4.10	1.99	1.33	1.92	(.98)
Total from investment operations	4.16	2.01	1.26	1.90	(1.00)
Distributions from net investment income	(.01)	-	(.01)	-	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.23)	-	(.01)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 16.91	$ 12.98	$ 10.97	$ 9.72	$ 7.82
Total Return A, B	32.49%	18.32%	12.97%	24.30%	(11.34)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.69%	2.94%	3.20%	3.87%	3.33%
Expenses net of fee waivers, if any	2.25%	2.32%	2.50%	2.50%	2.70%
Expenses net of all reductions	2.15%	2.20%	2.43%	2.44%	2.65%
Net investment income (loss)	.41% F	.19%	(.68)%	(.26)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,529	$ 6,415	$ 6,288	$ 5,596	$ 5,717
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 10.98	$ 9.73	$ 7.83	$ 8.84
Income from Investment Operations
Net investment income (loss) C	.06 F	.03	(.07)	(.02)	(.02)
Net realized and unrealized gain (loss)	4.07	1.99	1.33	1.92	(.99)
Total from investment operations	4.13	2.02	1.26	1.90	(1.01)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.24)	-	(.01)	-	-
Redemption fees added to paid in capital C	- H	-H	- H	-	-
Net asset value, end of period	$ 16.89	$ 13.00	$ 10.98	$ 9.73	$ 7.83
Total Return A, B	32.25%	18.40%	12.96%	24.27%	(11.43)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.57%	2.86%	3.08%	3.74%	3.22%
Expenses net of fee waivers, if any	2.25%	2.30%	2.50%	2.50%	2.71%
Expenses net of all reductions	2.15%	2.19%	2.43%	2.44%	2.66%
Net investment income (loss)	.41% F	.20%	(.68)%	(.26)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,173	$ 4,566	$ 3,234	$ 3,076	$ 2,876
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.63	$ 11.40	$ 10.07	$ 8.10	$ 9.05
Income from Investment Operations
Net investment income (loss) B	.23 E	.16	.04	.06	.07
Net realized and unrealized gain (loss)	4.25	2.07	1.37	1.98	(1.02)
Total from investment operations	4.48	2.23	1.41	2.04	(.95)
Distributions from net investment income	(.17)	-	(.08)	(.07)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.39)	-	(.08)	(.07)	-
Redemption fees added to paid in capital B	- G	- G	- G	-	-
Net asset value, end of period	$ 17.72	$ 13.63	$ 11.40	$ 10.07	$ 8.10
Total Return A	33.68%	19.56%	14.07%	25.39%	(10.50)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.46%	1.73%	1.95%	2.56%	2.07%
Expenses net of fee waivers, if any	1.25%	1.31%	1.50%	1.50%	1.71%
Expenses net of all reductions	1.15%	1.20%	1.43%	1.44%	1.66%
Net investment income (loss)	1.41% E	1.20%	.32%	.73%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,331	$ 566	$ 457	$ 371	$ 681
Portfolio turnover rate D	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,757,220
Unrealized depreciation	(1,206,342)
Net unrealized appreciation (depreciation)	5,550,878
Undistributed ordinary income	897,624
Undistributed long-term capital gain	4,060,970

Cost for federal income tax purposes	$ 58,336,052

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 119,954	$ -
Long-term Capital Gains	423,334	-
Total	$ 543,288	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,577,382 and $68,054,905, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 28,853	$ 907
Class T	.25%	.25%	87,206	-
Class B	.75%	.25%	72,107	54,081
Class C	.75%	.25%	65,385	14,544
			$ 253,551	$ 69,532

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,531
Class T	5,843
Class B*	8,333
Class C*	1,220
$ 38,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,044.35
Class T	62,991.36
Class B	29,149.40
Class C	20,863.32
Institutional Class	2,456.21
	$ 156,503

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

6. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,069.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 36,708
Class T	1.75%	56,910
Class B	2.25%	31,559
Class C	2.25%	21,343
Institutional Class	1.25%	2,502
		$ 149,022

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,235 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets

Annual Report

Notes to Financial Statements - continued

8. Other - continued

or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 47,168	$ -
Class T	54,756	-
Class B	2,978	-
Class C	6,844	-
Institutional Class	8,208	-
Total	$ 119,954	$ -
From net realized gain
Class A	$ 79,213	$ -
Class T	145,138	-
Class B	109,180	-
Class C	79,243	-
Institutional Class	10,560	-
Total	$ 423,334	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	950,467	142,065	$ 15,398,163	$ 1,846,794
Reinvestment of distributions	8,427	-	115,445	-
Shares redeemed	(211,724)	(61,807)	(3,398,595)	(785,579)
Net increase (decrease)	747,170	80,258	$ 12,115,013	$ 1,061,215
Class T
Shares sold	1,226,606	181,461	$ 19,872,364	$ 2,307,799
Reinvestment of distributions	14,226	-	193,752	-
Shares redeemed	(487,091)	(237,354)	(7,833,255)	(3,017,826)
Net increase (decrease)	753,741	(55,893)	$ 12,232,861	$ (710,027)
Class B
Shares sold	224,137	100,137	$ 3,557,649	$ 1,230,979
Reinvestment of distributions	7,684	-	102,344	-
Shares redeemed	(221,615)	(179,115)	(3,404,462)	(2,234,526)
Net increase (decrease)	10,206	(78,978)	$ 255,531	$ (1,003,547)
Class C
Shares sold	375,786	158,915	$ 5,938,976	$ 2,022,824
Reinvestment of distributions	5,509	-	73,380	-
Shares redeemed	(189,571)	(102,054)	(2,918,486)	(1,269,222)
Net increase (decrease)	191,724	56,861	$ 3,093,870	$ 753,602
Institutional Class
Shares sold	96,924	6,137	$ 1,629,400	$ 77,208
Reinvestment of distributions	1,054	-	14,581	-
Shares redeemed	(64,378)	(4,745)	(1,014,962)	(59,669)
Net increase (decrease)	33,600	1,392	$ 629,019	$ 17,539

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Europe Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Europe Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation
Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.115	$1.23
Class T	12/04/06	12/01/06	$.083	$1.23
Class B	12/04/06	12/01/06	$.027	$1.23
Class C	12/04/06	12/01/06	$.046	$1.23

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $4,066,193, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/05	$.157	$.026
Class T	12/05/05	$.109	$.026
Class B	12/05/05	$.032	$.026
Class C	12/05/05	$.045	$.026

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1206
1.784739.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	33.68%	15.39%	8.20%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Institutional Class shares rose 33.68%, beating the MSCI Europe index. Favorable stock selection added the most value, led by the fund's picks in the energy, telecommunication services and financials sectors, as well as in the pharmaceutical, biotechnology and life science group. Among the stocks that helped most were Millicom International Cellular, a Luxembourg-based wireless company with a strong emerging-markets presence; Banca Italease, an Italian leasing company; and Swiss biopharma company Actelion. I sold the positions in Millicom and Banca Italease to lock in profits. Having no exposure to integrated energy giant BP, a major index component, also helped. Conversely, the fund's underweighting in the telecom space held back its performance a bit, as did inopportune stock picking in such groups as commercial services and supplies, media and utilities. Detractors included TeleAtlas, a Dutch maker of digital maps, as well as German pay-TV operator Premiere and NETeller, a U.K. online funds transfer service, both of which were sold by period end. A larger-than-usual average cash position during the period also hurt. On a country level, our best results were in Italy and Switzerland, and our worst in the United Kingdom. Favorable currency movements also helped boost the fund's absolute performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,004.60	$ 7.58
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,003.50	$ 8.84
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,002.40	$ 11.36
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,001.20	$ 11.35
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,006.20	$ 6.32
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Icade SA (France, Real Estate Management & Development)	3.3	0.7
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	3.2	2.5
SES Global SA FDR (France) (Luxembourg, Media)	3.1	0.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.0	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.0	2.9
	15.6
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.7	13.2
Health Care	14.5	7.0
Financials	14.3	19.0
Industrials	11.9	7.0
Materials	7.1	11.1
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
France	16.5	7.8
Netherlands	12.4	6.2
United Kingdom	12.3	10.3
Switzerland	11.9	8.8
Germany	11.1	14.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 83.0%	Stocks 85.1%
Bonds 11.1%	Bonds 0.0%
Short-Term Investments and Net Other Assets 5.9%	Short-Term Investments and Net Other Assets 14.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 80.3%
	Shares	Value (Note 1)
Argentina - 0.7%
Cresud S.A.C.I.F. y A. sponsored ADR	31,700	$ 464,088
Austria - 2.6%
Flughafen Wien AG	17,923	1,607,103
Bermuda - 0.8%
SeaDrill Ltd. (a)	37,200	527,559
Canada - 1.7%
European Goldfields Ltd. (a)	147,000	497,573
MagIndustries Corp. (a)	99,600	84,283
New Flyer Industries, Inc. / New Flyer Canada	59,100	457,997
TOTAL CANADA		1,039,853
France - 12.8%
BIC SA	18,200	1,170,816
Compagnie Generale de Geophysique SA (a)(d)	2,800	473,544
Eutelsat Communications	58,336	1,053,610
Icade SA	34,900	2,071,851
Renault SA	14,350	1,678,693
Sanofi-Aventis sponsored ADR	36,809	1,571,376
TOTAL FRANCE		8,019,890
Germany - 9.2%
E.ON AG	12,500	1,504,875
KarstadtQuelle AG (a)(d)	51,674	1,213,603
Lanxess AG (a)	40,500	1,851,169
Qimonda AG Sponsored ADR	28,800	401,760
SAP AG	4,000	794,240
TOTAL GERMANY		5,765,647
Italy - 1.4%
Banca Intesa Spa	126,800	866,855
Luxembourg - 3.1%
SES Global SA FDR (France)	127,300	1,951,454
Netherlands - 10.6%
ING Groep NV (Certificaten Van Aandelen)	29,130	1,291,333
Koninklijke Philips Electronics NV	34,900	1,215,567
Koninklijke Wessanen NV	36,127	481,415
Nutreco Holding NV	22,000	1,311,093
Reed Elsevier NV	100,200	1,722,749
Tele Atlas NV (a)	31,122	583,945
TOTAL NETHERLANDS		6,606,102
Common Stocks - continued
	Shares	Value (Note 1)
Norway - 3.4%
Fred Olsen Energy ASA (a)	14,500	$ 625,555
Petroleum Geo-Services ASA (a)	11,850	689,797
TANDBERG ASA	13,100	151,310
TGS Nopec Geophysical Co. ASA (a)	38,500	686,175
TOTAL NORWAY		2,152,837
Philippines - 0.6%
DMCI Holdings, Inc.	1,033,000	101,559
Semirara Mining Corp.	774,200	299,024
TOTAL PHILIPPINES		400,583
Sweden - 4.1%
Assa Abloy AB (B Shares)	61,200	1,177,836
Atlas Copco AB (A Shares)	45,000	1,314,660
Micronic Laser Systems AB (a)	6,600	59,627
TOTAL SWEDEN		2,552,123
Switzerland - 11.9%
Actelion Ltd. (Reg.) (a)	11,977	2,016,784
Bucher Holding AG	11,352	1,149,662
Credit Suisse Group (Reg.)	12,160	735,437
Novartis AG sponsored ADR	20,476	1,243,507
Roche Holding AG (participation certificate)	3,884	679,618
Swissfirst AG	4,479	266,764
Syngenta AG (Switzerland)	8,466	1,364,296
TOTAL SWITZERLAND		7,456,068
United Kingdom - 12.3%
Amlin PLC	22,770	130,844
Benfield Group PLC	283,500	1,884,605
GlaxoSmithKline PLC	63,200	1,682,700
Pearson PLC	104,243	1,538,055
Peter Hambro Mining PLC (a)	26,209	594,925
Tesco PLC	252,000	1,891,515
TOTAL UNITED KINGDOM		7,722,644
United States of America - 5.1%
NTL, Inc.	48,050	1,298,792
Synthes, Inc.	16,674	1,891,011
TOTAL UNITED STATES OF AMERICA		3,189,803
TOTAL COMMON STOCKS (Cost $45,015,167)		50,322,609
Nonconvertible Preferred Stocks - 2.7%
	Shares	Value (Note 1)
Italy - 2.7%
Istituto Finanziario Industriale Spa (IFI) (a) (Cost $1,211,485)	62,300	$ 1,703,312
Government Obligations - 11.1%
		Principal Amount
Austria - 1.9%
Austrian Republic 5.625% 7/15/07	EUR	$ 900,000	1,162,775
Finland - 1.8%
Finnish Government 5% 7/4/07	EUR	900,000	1,158,180
France - 3.7%
French Government 2.25% 3/12/07	EUR	1,800,000	2,287,177
Germany - 1.9%
German Federal Republic 6% 7/4/07	EUR	900,000	1,165,991
Netherlands - 1.8%
Dutch Government 3% 7/15/07	EUR	900,000	1,142,821
TOTAL GOVERNMENT OBLIGATIONS (Cost $6,883,840)			6,916,944
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	3,222,365	3,222,365
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,721,700	1,721,700
TOTAL MONEY MARKET FUNDS (Cost $4,944,065)		4,944,065
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $58,054,557)		63,886,930
NET OTHER ASSETS - (2.0)%		(1,238,482)
NET ASSETS - 100%		$ 62,648,448
Currency Abbreviations
EUR - European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 184,941
Fidelity Securities Lending Cash Central Fund	25,069
Total	$ 210,010
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	11.1%
BBB	0.0%
BB	0.0%
B	0.0%
CCC,CC,C	0.0%
Equities	83.0%
Short-Term Investments and Net Other Assets	5.9%
100.0%
We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,634,368) - See accompanying schedule: Unaffiliated issuers (cost $53,110,492)	$ 58,942,865
Fidelity Central Funds (cost $4,944,065)	4,944,065
Total Investments (cost $58,054,557)		$ 63,886,930
Receivable for investments sold		1,470,619
Receivable for fund shares sold		169,491
Dividends receivable		51,032
Interest receivable		117,057
Receivable from investment adviser for expense reductions		5,354
Other receivables		17,407
Total assets		65,717,890

Liabilities
Payable for investments purchased	$ 1,163,379
Payable for fund shares redeemed	53,754
Accrued management fee	35,623
Distribution fees payable	27,527
Other affiliated payables	18,097
Other payables and accrued expenses	49,362
Collateral on securities loaned, at value	1,721,700
Total liabilities		3,069,442

Net Assets		$ 62,648,448
Net Assets consist of:
Paid in capital		$ 51,117,056
Undistributed net investment income		358,723
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,338,427
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,834,242
Net Assets		$ 62,648,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,972,400 ÷ 1,084,547 shares)	$ 17.49

Maximum offering price per share (100/94.25 of $17.49)	$ 18.56
Class T: Net Asset Value and redemption price per share ($24,643,287 ÷ 1,420,372 shares)	$ 17.35

Maximum offering price per share (100/96.50 of $17.35)	$ 17.98
Class B: Net Asset Value and offering price per share ($8,528,947 ÷ 504,305 shares) A	$ 16.91

Class C: Net Asset Value and offering price per share ($9,172,903 ÷ 543,021 shares) A	$ 16.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,330,911 ÷ 75,125 shares)	$ 17.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 806,708
Special dividends		212,743
Interest		30,976
Income from Fidelity Central Funds		210,010
		1,260,437
Less foreign taxes withheld		(129,424)
Total income		1,131,013

Expenses
Management fee	$ 314,356
Transfer agent fees	156,503
Distribution fees	253,551
Accounting and security lending fees	25,145
Custodian fees and expenses	85,613
Independent trustees' compensation	157
Registration fees	66,259
Audit	44,407
Legal	1,923
Miscellaneous	6,584
Total expenses before reductions	954,498
Expense reductions	(191,257)	763,241
Net investment income (loss)		367,772
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,388,092
Foreign currency transactions	(13,644)
Total net realized gain (loss)		5,374,448
Change in net unrealized appreciation (depreciation) on: Investment securities	4,130,841
Assets and liabilities in foreign currencies	2,230
Total change in net unrealized appreciation (depreciation)		4,133,071
Net gain (loss)		9,507,519
Net increase (decrease) in net assets resulting from operations		$ 9,875,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 367,772	$ 124,945
Net realized gain (loss)	5,374,448	4,326,987
Change in net unrealized appreciation (depreciation)	4,133,071	(573,925)
Net increase (decrease) in net assets resulting from operations	9,875,291	3,878,007
Distributions to shareholders from net investment income	(119,954)	-
Distributions to shareholders from net realized gain	(423,334)	-
Total distributions	(543,288)	-
Share transactions - net increase (decrease)	28,326,294	118,782
Redemption fees	6,074	568
Total increase (decrease) in net assets	37,664,371	3,997,357

Net Assets
Beginning of period	24,984,077	20,986,720
End of period (including undistributed net investment income of $358,723 and undistributed net investment income of $111,189, respectively)	$ 62,648,448	$ 24,984,077

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 11.30	$ 10.00	$ 8.03	$ 9.00
Income from Investment Operations
Net investment income (loss) C	.19 F	.12	.01	.04	.05
Net realized and unrealized gain (loss)	4.18	2.05	1.37	1.98	(1.02)
Total from investment operations	4.37	2.17	1.38	2.02	(.97)
Distributions from net investment income	(.13)	-	(.08)	(.05)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.35)	-	(.08)	(.05)	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 17.49	$ 13.47	$ 11.30	$ 10.00	$ 8.03
Total Return A, B	33.17%	19.20%	13.87%	25.30%	(10.78)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	2.16%	2.41%	3.07%	2.57%
Expenses net of fee waivers, if any	1.50%	1.55%	1.75%	1.75%	1.96%
Expenses net of all reductions	1.40%	1.44%	1.68%	1.69%	1.91%
Net investment income (loss)	1.16% F	.95%	.07%	.49%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,972	$ 4,544	$ 2,905	$ 3,346	$ 2,071
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.21	$ 9.93	$ 7.98	$ 8.95
Income from Investment Operations
Net investment income (loss) C	.14 F	.09	(.02)	.02	.02
Net realized and unrealized gain (loss)	4.17	2.04	1.36	1.96	(.99)
Total from investment operations	4.31	2.13	1.34	1.98	(.97)
Distributions from net investment income	(.08)	-	(.06)	(.03)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.30)	-	(.06)	(.03)	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 17.35	$ 13.34	$ 11.21	$ 9.93	$ 7.98
Total Return A, B	32.95%	19.00%	13.54%	24.90%	(10.84)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.07%	2.45%	2.70%	3.34%	2.80%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.00%	2.20%
Expenses net of all reductions	1.65%	1.70%	1.93%	1.94%	2.16%
Net investment income (loss)	.91% F	.70%	(.18)%	.24%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,643	$ 8,893	$ 8,102	$ 7,628	$ 7,079
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 10.97	$ 9.72	$ 7.82	$ 8.82
Income from Investment Operations
Net investment income (loss) C	.06 F	.02	(.07)	(.02)	(.02)
Net realized and unrealized gain (loss)	4.10	1.99	1.33	1.92	(.98)
Total from investment operations	4.16	2.01	1.26	1.90	(1.00)
Distributions from net investment income	(.01)	-	(.01)	-	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.23)	-	(.01)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	-	-
Net asset value, end of period	$ 16.91	$ 12.98	$ 10.97	$ 9.72	$ 7.82
Total Return A, B	32.49%	18.32%	12.97%	24.30%	(11.34)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.69%	2.94%	3.20%	3.87%	3.33%
Expenses net of fee waivers, if any	2.25%	2.32%	2.50%	2.50%	2.70%
Expenses net of all reductions	2.15%	2.20%	2.43%	2.44%	2.65%
Net investment income (loss)	.41% F	.19%	(.68)%	(.26)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,529	$ 6,415	$ 6,288	$ 5,596	$ 5,717
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 10.98	$ 9.73	$ 7.83	$ 8.84
Income from Investment Operations
Net investment income (loss) C	.06 F	.03	(.07)	(.02)	(.02)
Net realized and unrealized gain (loss)	4.07	1.99	1.33	1.92	(.99)
Total from investment operations	4.13	2.02	1.26	1.90	(1.01)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.24)	-	(.01)	-	-
Redemption fees added to paid in capital C	- H	-H	- H	-	-
Net asset value, end of period	$ 16.89	$ 13.00	$ 10.98	$ 9.73	$ 7.83
Total Return A, B	32.25%	18.40%	12.96%	24.27%	(11.43)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.57%	2.86%	3.08%	3.74%	3.22%
Expenses net of fee waivers, if any	2.25%	2.30%	2.50%	2.50%	2.71%
Expenses net of all reductions	2.15%	2.19%	2.43%	2.44%	2.66%
Net investment income (loss)	.41% F	.20%	(.68)%	(.26)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,173	$ 4,566	$ 3,234	$ 3,076	$ 2,876
Portfolio turnover rate E	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.63	$ 11.40	$ 10.07	$ 8.10	$ 9.05
Income from Investment Operations
Net investment income (loss) B	.23 E	.16	.04	.06	.07
Net realized and unrealized gain (loss)	4.25	2.07	1.37	1.98	(1.02)
Total from investment operations	4.48	2.23	1.41	2.04	(.95)
Distributions from net investment income	(.17)	-	(.08)	(.07)	-
Distributions from net realized gain	(.22)	-	-	-	-
Total distributions	(.39)	-	(.08)	(.07)	-
Redemption fees added to paid in capital B	- G	- G	- G	-	-
Net asset value, end of period	$ 17.72	$ 13.63	$ 11.40	$ 10.07	$ 8.10
Total Return A	33.68%	19.56%	14.07%	25.39%	(10.50)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.46%	1.73%	1.95%	2.56%	2.07%
Expenses net of fee waivers, if any	1.25%	1.31%	1.50%	1.50%	1.71%
Expenses net of all reductions	1.15%	1.20%	1.43%	1.44%	1.66%
Net investment income (loss)	1.41% E	1.20%	.32%	.73%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,331	$ 566	$ 457	$ 371	$ 681
Portfolio turnover rate D	173%	135%	123%	199%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,757,220
Unrealized depreciation	(1,206,342)
Net unrealized appreciation (depreciation)	5,550,878
Undistributed ordinary income	897,624
Undistributed long-term capital gain	4,060,970

Cost for federal income tax purposes	$ 58,336,052

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 119,954	$ -
Long-term Capital Gains	423,334	-
Total	$ 543,288	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,577,382 and $68,054,905, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 28,853	$ 907
Class T	.25%	.25%	87,206	-
Class B	.75%	.25%	72,107	54,081
Class C	.75%	.25%	65,385	14,544
			$ 253,551	$ 69,532

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,531
Class T	5,843
Class B*	8,333
Class C*	1,220
$ 38,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,044.35
Class T	62,991.36
Class B	29,149.40
Class C	20,863.32
Institutional Class	2,456.21
	$ 156,503

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,069.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 36,708
Class T	1.75%	56,910
Class B	2.25%	31,559
Class C	2.25%	21,343
Institutional Class	1.25%	2,502
		$ 149,022

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,235 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets

Annual Report

8. Other - continued

or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 47,168	$ -
Class T	54,756	-
Class B	2,978	-
Class C	6,844	-
Institutional Class	8,208	-
Total	$ 119,954	$ -
From net realized gain
Class A	$ 79,213	$ -
Class T	145,138	-
Class B	109,180	-
Class C	79,243	-
Institutional Class	10,560	-
Total	$ 423,334	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	950,467	142,065	$ 15,398,163	$ 1,846,794
Reinvestment of distributions	8,427	-	115,445	-
Shares redeemed	(211,724)	(61,807)	(3,398,595)	(785,579)
Net increase (decrease)	747,170	80,258	$ 12,115,013	$ 1,061,215
Class T
Shares sold	1,226,606	181,461	$ 19,872,364	$ 2,307,799
Reinvestment of distributions	14,226	-	193,752	-
Shares redeemed	(487,091)	(237,354)	(7,833,255)	(3,017,826)
Net increase (decrease)	753,741	(55,893)	$ 12,232,861	$ (710,027)
Class B
Shares sold	224,137	100,137	$ 3,557,649	$ 1,230,979
Reinvestment of distributions	7,684	-	102,344	-
Shares redeemed	(221,615)	(179,115)	(3,404,462)	(2,234,526)
Net increase (decrease)	10,206	(78,978)	$ 255,531	$ (1,003,547)
Class C
Shares sold	375,786	158,915	$ 5,938,976	$ 2,022,824
Reinvestment of distributions	5,509	-	73,380	-
Shares redeemed	(189,571)	(102,054)	(2,918,486)	(1,269,222)
Net increase (decrease)	191,724	56,861	$ 3,093,870	$ 753,602
Institutional Class
Shares sold	96,924	6,137	$ 1,629,400	$ 77,208
Reinvestment of distributions	1,054	-	14,581	-
Shares redeemed	(64,378)	(4,745)	(1,014,962)	(59,669)
Net increase (decrease)	33,600	1,392	$ 629,019	$ 17,539

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Europe Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Europe Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation
Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$.143	$1.23

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $4,066,193, or, if subsequently determined to be different, the net capital gain of such year.

Institutional class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/05	$.197	$.026

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.
Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1206
1.784740.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund (formerly Fidelity Advisor
Global Equity Fund) - Class A,
Class T, Class B and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	2.60%	7.54%	4.67%
Class T (incl. 3.50% sales charge)	4.81%	7.78%	4.72%
Class B (incl. contingent deferred sales charge)B	3.07%	7.72%	4.76%
Class C (incl. contingent deferred sales charge)C	7.14%	8.01%	4.68%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (AC) World Index and the MSCI World Index performed over the same period.

Going forward, the fund's performance will be compared to the MSCI All Country (AC) World Index rather than the MSCI World Index because the MSCI AC World Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Michael Jenkins, Lead Portfolio Manager of Fidelity® Advisor Global Capital Appreciation Fund for most of the period covered by this report

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Class A, Class T, Class B and Class C shares returned 8.86%, 8.62%, 8.07% and 8.14%, respectively (excluding sales charges), during the past year, lagging the fund's old benchmark, the MSCI World index, which gained 21.75%, and its new one, the MSCI All Country World index, which rose 22.60%. Unfavorable picks among energy stocks hurt the most, followed by inopportune security selection in the financial, health care and telecommunication services sectors. Regionally, our weakest picks were in the United States, followed by Europe and Japan. Among the fund's biggest detractors were Internet portal Yahoo Japan, telecommunications giant Sprint Nextel, HMO UnitedHealth Group and energy services firm National Oilwell Varco. On the upside, good stock selection in information technology - especially among tech hardware and equipment stocks, such as Seagate Technology and Corning, which I sold - offset some of the fund's relative underperformance. Favorable currency movements contributed to the fund's absolute return. Some of the stocks mentioned here were no longer in the portfolio at period end.

Note to shareholders: Darren Maupin became Lead Portfolio Manager of the fund on October 2, 2006. Maupin also manages the fund's international equities. Concurrently, Victor Thay was named to manage the fund's U.S. equities subportfolio.

On April 30, 2006, the fund's benchmark changed from the MSCI World index to the MSCI All Country World index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 958.60	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 957.30	$ 8.63
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 955.20	$ 11.09
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 955.20	$ 11.09
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 960.00	$ 6.18
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	2.6	1.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	2.0	0.0
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.9	0.0
SES Global SA FDR (Luxembourg, Media)	1.9	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	1.9	1.8
	10.3
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	21.3
Consumer Discretionary	17.3	11.2
Information Technology	12.7	18.0
Energy	10.3	11.2
Materials	9.2	2.5
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	49.0	37.6
France	7.1	5.9
Netherlands	5.4	1.1
United Kingdom	5.3	1.5
Canada	5.1	3.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 94.9%	Stocks 98.1%
Short-Term Investments and Net Other Assets 5.1%	Short-Term Investments and Net Other Assets 1.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
Argentina - 1.1%
Cresud S.A.C.I.F. y A. sponsored ADR	4,800	$ 70,272
Inversiones y Representaciones SA sponsored GDR (a)	35,300	507,261
TOTAL ARGENTINA		577,533
Austria - 1.1%
Flughafen Wien AG	6,500	582,836
Canada - 5.1%
Abitibi-Consolidated, Inc.	100,000	247,628
Aquiline Resources, Inc. (a)	2,500	10,578
Aquiline Resources, Inc. (a)(e)	22,100	84,156
Canadian Natural Resources Ltd.	14,000	728,900
Catalyst Paper Corp. (a)	32,500	93,506
NuVista Energy Ltd. (a)	6,700	87,432
ProEx Energy Ltd. (a)	23,200	281,049
Saskatchewan Wheat Pool, Inc. (a)	21,600	138,337
Suncor Energy, Inc.	9,100	699,127
Talisman Energy, Inc.	15,200	249,802
TOTAL CANADA		2,620,515
Cayman Islands - 3.4%
ACE Ltd.	8,400	480,900
GlobalSantaFe Corp.	16,300	845,970
Seagate Technology	18,920	427,214
TOTAL CAYMAN ISLANDS		1,754,084
Czech Republic - 0.1%
Philip Morris CR AS	125	66,258
France - 7.1%
Compagnie Generale de Geophysique SA (a)(d)	2,200	372,071
Icade SA	9,200	546,161
Neopost SA	4,400	538,028
Pernod Ricard SA	3,200	640,855
Renault SA	5,800	678,496
Sanofi-Aventis sponsored ADR	20,000	853,800
TOTAL FRANCE		3,629,411
Germany - 4.9%
Bayer AG	5,400	271,026
E.ON AG	5,600	674,184
KarstadtQuelle AG (a)(d)	23,500	551,915
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Lanxess AG (a)	15,400	$ 703,901
Techem AG	4,500	287,477
TOTAL GERMANY		2,488,503
Italy - 2.9%
Banca Intesa Spa	104,100	711,669
Fiat Spa (a)	42,500	750,670
TOTAL ITALY		1,462,339
Japan - 2.6%
Nintendo Co. Ltd.	3,200	654,446
ORIX Corp.	2,430	684,580
TOTAL JAPAN		1,339,026
Korea (South) - 0.5%
Kookmin Bank sponsored ADR	3,200	253,952
Luxembourg - 1.9%
SES Global SA FDR	63,560	973,536
Netherlands - 5.4%
ING Groep NV (Certificaten Van Aandelen)	6,200	274,846
Koninklijke Numico NV	8,200	366,641
Koninklijke Philips Electronics NV	15,900	553,797
Nutreco Holding NV	10,700	637,668
Reed Elsevier NV	54,200	931,866
TOTAL NETHERLANDS		2,764,818
Netherlands Antilles - 1.3%
Schlumberger Ltd. (NY Shares)	10,900	687,572
Philippines - 0.0%
Semirara Mining Corp.	56,000	21,629
South Africa - 1.1%
Gold Fields Ltd. sponsored ADR	33,000	553,080
Sweden - 0.6%
Atlas Copco AB (A Shares)	10,300	300,911
Switzerland - 1.5%
Actelion Ltd. (Reg.) (a)	545	91,771
Bucher Holding AG	950	96,210
Syngenta AG sponsored ADR	17,500	564,025
TOTAL SWITZERLAND		752,006
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 5.3%
Benfield Group PLC	132,100	$ 878,153
Pearson PLC	55,300	815,925
Tesco PLC	135,000	1,013,312
TOTAL UNITED KINGDOM		2,707,390
United States of America - 49.0%
American Express Co.	8,200	474,042
Apollo Group, Inc. Class A (a)	8,500	314,160
Apple Computer, Inc. (a)	6,000	486,480
Bank of America Corp.	16,900	910,403
Best Buy Co., Inc.	16,900	933,725
Cogent Communications Group, Inc. (a)	5,700	80,712
Countrywide Financial Corp.	13,800	526,056
Crown Castle International Corp.	10,900	366,785
Deere & Co.	9,400	800,222
Equinix, Inc. (a)	7,500	513,000
Exelon Corp.	7,500	464,850
Fluor Corp.	6,900	541,167
Genentech, Inc. (a)	5,740	478,142
Google, Inc. Class A (sub. vtg.) (a)	2,800	1,333,893
Hewlett-Packard Co.	21,600	836,784
Johnson & Johnson	13,900	936,860
KLA-Tencor Corp.	14,440	710,015
Landstar System, Inc.	10,600	492,264
Legg Mason, Inc.	4,700	423,094
McGraw-Hill Companies, Inc.	7,800	500,526
Merck & Co., Inc.	21,600	981,072
Microchip Technology, Inc.	8,400	276,612
Monsanto Co.	15,100	667,722
Newmont Mining Corp.	18,400	832,968
News Corp. Class B	43,800	952,212
Noble Energy, Inc.	14,900	724,587
NTL, Inc.	32,900	889,287
Opsware, Inc. (a)	26,100	237,249
Praxair, Inc.	11,500	692,875
Synthes, Inc.	8,456	959,001
The Chubb Corp.	17,400	924,810
TXU Corp.	7,200	454,536
Tyco International Ltd.	16,600	488,538
UnitedHealth Group, Inc.	7,820	381,460
Valero Energy Corp.	13,200	690,756
Vornado Realty Trust	4,100	488,925
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Wal-Mart Stores, Inc.	18,900	$ 931,392
Wells Fargo & Co.	25,000	907,250
Western Union Co. (a)	25,500	562,275
TOTAL UNITED STATES OF AMERICA		25,166,707
TOTAL COMMON STOCKS (Cost $46,270,981)		48,702,106
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 5.34% (b)	3,041,310	3,041,310
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	779,325	779,325
TOTAL MONEY MARKETS FUND (Cost $3,820,635)		3,820,635
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $50,091,616)		52,522,741
NET OTHER ASSETS - (2.3)%		(1,187,981)
NET ASSETS - 100%		$ 51,334,760
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $84,156 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 92,128
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133,420
Fidelity Securities Lending Cash Central Fund	4,931
Total	$ 138,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $739,716) - See accompanying schedule: Unaffiliated issuers (cost $46,270,981)	$ 48,702,106
Fidelity Central Funds (cost $3,820,635)	3,820,635
Total Investments (cost $50,091,616)		$ 52,522,741
Foreign currency held at value (cost $2)		2
Receivable for investments sold		1,406,591
Receivable for fund shares sold		53,339
Dividends receivable		49,057
Interest receivable		16,727
Receivable from investment adviser for expense reductions		10,684
Other receivables		5,684
Total assets		54,064,825

Liabilities
Payable to custodian bank	$ 17,580
Payable for investments purchased	1,317,704
Payable for fund shares redeemed	485,803
Accrued management fee	30,602
Distribution fees payable	22,795
Other affiliated payables	18,418
Other payables and accrued expenses	57,838
Collateral on securities loaned, at value	779,325
Total liabilities		2,730,065

Net Assets		$ 51,334,760
Net Assets consist of:
Paid in capital		$ 39,230,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,672,356
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,432,023
Net Assets		$ 51,334,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,955,585 ÷ 738,529 shares)	$ 14.83

Maximum offering price per share (100/94.25 of $14.83)	$ 15.73
Class T: Net Asset Value and redemption price per share ($26,779,722 ÷ 1,835,504 shares)	$ 14.59

Maximum offering price per share (100/96.50 of $14.59)	$ 15.12
Class B: Net Asset Value and offering price per share ($5,787,682 ÷ 411,637 shares) A	$ 14.06

Class C: Net Asset Value and offering price per share ($5,348,138 ÷ 379,956 shares) A	$ 14.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,463,633 ÷ 163,042 shares)	$ 15.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 786,759
Interest		1,692
Income from Fidelity Central Funds		138,351
		926,802
Less foreign taxes withheld		(69,786)
Total income		857,016

Expenses
Management fee	$ 403,839
Transfer agent fees	207,377
Distribution fees	302,217
Accounting and security lending fees	31,073
Custodian fees and expenses	68,563
Independent trustees' compensation	220
Registration fees	59,666
Audit	46,403
Legal	5,631
Miscellaneous	8,513
Total expenses before reductions	1,133,502
Expense reductions	(147,335)	986,167
Net investment income (loss)		(129,151)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15,229)	10,165,108
Foreign currency transactions	(34,163)
Futures contracts	82,676
Total net realized gain (loss)		10,213,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,869,124)
Assets and liabilities in foreign currencies	1,936
Futures contracts	58,926
Total change in net unrealized appreciation (depreciation)		(5,808,262)
Net gain (loss)		4,405,359
Net increase (decrease) in net assets resulting from operations		$ 4,276,208

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (129,151)	$ 43,509
Net realized gain (loss)	10,213,621	2,102,025
Change in net unrealized appreciation (depreciation)	(5,808,262)	4,251,123
Net increase (decrease) in net assets resulting from operations	4,276,208	6,396,657
Distributions to shareholders from net investment income	(48,426)	-
Distributions to shareholders from net realized gain	(68,744)	-
Total distributions	(117,170)	-
Share transactions - net increase (decrease)	(5,374,003)	6,010,544
Redemption fees	2,963	2,919
Total increase (decrease) in net assets	(1,212,002)	12,410,120

Net Assets
Beginning of period	52,546,762	40,136,642
End of period (including undistributed net investment income of $0 and undistributed net investment income of $43,510, respectively)	$ 51,334,760	$ 52,546,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 11.88	$ 10.73	$ 8.62	$ 9.76
Income from Investment Operations
Net investment income (loss)C	.01	.05	(.04)	(.02)	(.05)
Net realized and unrealized gain (loss)	1.20	1.75	1.19	2.13	(1.09)
Total from investment operations	1.21	1.80	1.15	2.11	(1.14)
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.06)	-	-	-	-
Redemption fees added to paid in capitalC	- G	- G	- G	-	-
Net asset value, end of period	$ 14.83	$ 13.68	$ 11.88	$ 10.73	$ 8.62
Total Return A, B	8.86%	15.15%	10.72%	24.48%	(11.68)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.76%	1.97%	2.25%	2.38%
Expenses net of fee waivers, if any	1.50%	1.56%	1.75%	1.76%	1.94%
Expenses net of all reductions	1.46%	1.54%	1.72%	1.73%	1.92%
Net investment income (loss)	.06%	.39%	(.33)%	(.27)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,956	$ 10,101	$ 8,450	$ 4,436	$ 3,343
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.46	$ 11.71	$ 10.61	$ 8.54	$ 9.70
Income from Investment Operations
Net investment income (loss) C	(.03)	.02	(.07)	(.05)	(.08)
Net realized and unrealized gain (loss)	1.19	1.73	1.17	2.12	(1.08)
Total from investment operations	1.16	1.75	1.10	2.07	(1.16)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.03)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 14.59	$ 13.46	$ 11.71	$ 10.61	$ 8.54
Total Return A, B	8.62%	14.94%	10.37%	24.24%	(11.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.09%	2.39%	2.65%	2.85%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.01%	2.19%
Expenses net of all reductions	1.71%	1.79%	1.97%	1.98%	2.16%
Net investment income (loss)	(.19)%	.14%	(.58)%	(.52)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,780	$ 28,786	$ 20,966	$ 17,334	$ 12,496
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.01	$ 11.38	$ 10.36	$ 8.38	$ 9.56
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	1.15	1.67	1.14	2.07	(1.06)
Total from investment operations	1.05	1.63	1.02	1.98	(1.18)
Redemption fees added to paid in capital C	- G	-G	-G	-	-
Net asset value, end of period	$ 14.06	$ 13.01	$ 11.38	$ 10.36	$ 8.38
Total Return A, B	8.07%	14.32%	9.85%	23.63%	(12.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.52%	2.61%	3.00%	3.25%	3.36%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.22%	2.29%	2.47%	2.47%	2.66%
Net investment income (loss)	(.69)%	(.36)%	(1.08)%	(1.01)%	(1.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,788	$ 6,464	$ 5,575	$ 4,918	$ 3,848
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.39	$ 10.38	$ 8.39	$ 9.58
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	1.16	1.68	1.13	2.08	(1.07)
Total from investment operations	1.06	1.63	1.01	1.99	(1.19)
Redemption fees added to paid in capital C	-G	-G	-G	-	-
Net asset value, end of period	$ 14.08	$ 13.02	$ 11.39	$ 10.38	$ 8.39
Total Return A, B	8.14%	14.31%	9.73%	23.72%	(12.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.50%	2.59%	2.87%	3.10%	3.18%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.21%	2.29%	2.47%	2.47%	2.66%
Net investment income (loss)	(.69)%	(.36)%	(1.08)%	(1.01)%	(1.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,348	$ 5,396	$ 3,959	$ 3,190	$ 2,967
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.93	$ 12.06	$ 10.88	$ 8.68	$ 9.81
Income from Investment Operations
Net investment income (loss) B	.05	.09	(.01)	-F	(.03)
Net realized and unrealized gain (loss)	1.22	1.78	1.19	2.20	(1.10)
Total from investment operations	1.27	1.87	1.18	2.20	(1.13)
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.09)	-	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 15.11	$ 13.93	$ 12.06	$ 10.88	$ 8.68
Total Return A	9.15%	15.51%	10.85%	25.35%	(11.52)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.29%	1.42%	1.55%	1.87%	1.95%
Expenses net of fee waivers, if any	1.25%	1.31%	1.50%	1.50%	1.70%
Expenses net of all reductions	1.21%	1.29%	1.47%	1.48%	1.67%
Net investment income (loss)	.31%	.64%	(.08)%	(.01)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,464	$ 1,800	$ 1,187	$ 175	$ 808
Portfolio turnover rate D	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) (formerly Fidelity Advisor Global Equity Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,740,283
Unrealized depreciation	(535,264)
Net unrealized appreciation (depreciation)	2,205,019
Undistributed long-term capital gain	7,502,552

Cost for federal income tax purposes	$ 50,317,722

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Total Ordinary Income	$ 117,170	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $134,203,500 and $137,818,558, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,169	$ 2,549
Class T	.25%	.25%	147,382	67
Class B	.75%	.25%	67,850	50,901
Class C	.75%	.25%	56,816	10,811
			$ 302,217	$ 64,328

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,075
Class T	5,159
Class B*	12,268
Class C*	752
$ 28,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 40,503.34
Class T	113,104.38
Class B	27,453.41
Class C	21,874.39
Institutional Class	4,443.19
	$ 207,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,094 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $157 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,931.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 22,501
Class T	1.75%	71,803
Class B	2.25%	17,921
Class C	2.25%	13,958
Institutional Class	1.25%	872
		$ 127,055

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19,982 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $298.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 27,948	$ -
Class T	12,729	-
Institutional Class	7,749	-
Total	$ 48,426	$ -
From net realized gain
Class A	$ 17,372	$ -
Class T	48,789	-
Institutional Class	2,583	-
Total	$ 68,744	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	338,926	192,761	$ 4,991,381	$ 2,508,793
Reinvestment of distributions	3,052	-	44,044	-
Shares redeemed	(342,002)	(165,658)	(4,955,841)	(2,170,770)
Net increase (decrease)	(24)	27,103	$ 79,584	$ 338,023
Class T
Shares sold	466,972	817,905	$ 6,780,148	$ 10,377,931
Reinvestment of distributions	4,267	-	60,712	-
Shares redeemed	(775,038)	(468,349)	(11,207,562)	(6,008,601)
Net increase (decrease)	(303,799)	349,556	$ (4,366,702)	$ 4,369,330
Class B
Shares sold	98,474	139,393	$ 1,390,516	$ 1,701,739
Shares redeemed	(183,857)	(132,283)	(2,543,722)	(1,634,038)
Net increase (decrease)	(85,383)	7,110	$ (1,153,206)	$ 67,701
Class C
Shares sold	101,868	139,662	$ 1,419,609	$ 1,733,371
Shares redeemed	(136,265)	(72,801)	(1,876,045)	(917,263)
Net increase (decrease)	(34,397)	66,861	$ (456,436)	$ 816,108
Institutional Class
Shares sold	74,429	44,364	$ 1,122,565	$ 600,130
Reinvestment of distributions	587	-	8,618	-
Shares redeemed	(41,218)	(13,527)	(608,426)	(180,748)
Net increase (decrease)	33,798	30,837	$ 522,757	$ 419,382

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (formerly Fidelity Advisor Global Equity Fund) (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Global Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Name, Age; Principal Occupation
Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Global Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Victor Thay (32)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Thay also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Thay worked as a research analyst and a portfolio manager. Mr. Thay also serves as a Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Global Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Global Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Global Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Global Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Global Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Name, Age; Principal Occupation
Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Global Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$0.00	$2.15
Class T	12/04/06	12/01/06	$0.00	$2.15
Class B	12/04/06	12/01/06	$0.00	$2.15
Class C	12/04/06	12/01/06	$0.00	$2.15

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $8,933,381, or, if subsequently determined to be different, the net capital gain of such year.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Global Capital Appreciation Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Class C ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1206
1.784744.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund (formerly Fidelity Advisor
Global Equity Fund) -
Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	9.15%	9.16%	5.76%

A From December 17, 1998.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (AC) World Index and the MSCI World Index performed over the same period.

Going forward, the fund's performance will be compared to the MSCI All Country (AC) World Index rather than the MSCI World Index because the MSCI AC World Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from Michael Jenkins, Lead Portfolio Manager of Fidelity® Advisor Global Capital Appreciation Fund for most of the period covered by this report

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Institutional Class shares returned 9.15%, lagging its old benchmark, the MSCI World index, which gained 21.75%, as well as its new one, the MSCI All Country World index, which rose 22.60%. Unfavorable picks among energy stocks hurt the most, followed by inopportune security selection in the financial, health care and telecommunication services sectors. Regionally, our weakest picks were in the United States, followed by Europe and Japan. Among the fund's biggest detractors were Internet portal Yahoo Japan, telecommunications giant Sprint Nextel, HMO UnitedHealth Group and energy services firm National Oilwell Varco. On the upside, good stock selection in information technology - especially among tech hardware and equipment stocks, such as Seagate Technology and Corning, which I sold - offset some of the fund's relative underperformance. Favorable currency movements contributed to the fund's absolute return. Some of the stocks mentioned here were no longer in the portfolio at period end.

Note to shareholders: Darren Maupin became Lead Portfolio Manager of the fund on October 2, 2006. Maupin also manages the fund's international equities. Concurrently, Victor Thay was named to manage the fund's U.S. equities subportfolio.

On April 30, 2006, the fund's benchmark changed from the MSCI World index to the MSCI All Country World index, which conforms more closely to the fund's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 958.60	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 957.30	$ 8.63
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 955.20	$ 11.09
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 955.20	$ 11.09
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 960.00	$ 6.18
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	2.6	1.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	2.0	0.0
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.9	0.0
SES Global SA FDR (Luxembourg, Media)	1.9	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	1.9	1.8
	10.3
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	21.3
Consumer Discretionary	17.3	11.2
Information Technology	12.7	18.0
Energy	10.3	11.2
Materials	9.2	2.5
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	49.0	37.6
France	7.1	5.9
Netherlands	5.4	1.1
United Kingdom	5.3	1.5
Canada	5.1	3.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 94.9%	Stocks 98.1%
Short-Term Investments and Net Other Assets 5.1%	Short-Term Investments and Net Other Assets 1.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
Argentina - 1.1%
Cresud S.A.C.I.F. y A. sponsored ADR	4,800	$ 70,272
Inversiones y Representaciones SA sponsored GDR (a)	35,300	507,261
TOTAL ARGENTINA		577,533
Austria - 1.1%
Flughafen Wien AG	6,500	582,836
Canada - 5.1%
Abitibi-Consolidated, Inc.	100,000	247,628
Aquiline Resources, Inc. (a)	2,500	10,578
Aquiline Resources, Inc. (a)(e)	22,100	84,156
Canadian Natural Resources Ltd.	14,000	728,900
Catalyst Paper Corp. (a)	32,500	93,506
NuVista Energy Ltd. (a)	6,700	87,432
ProEx Energy Ltd. (a)	23,200	281,049
Saskatchewan Wheat Pool, Inc. (a)	21,600	138,337
Suncor Energy, Inc.	9,100	699,127
Talisman Energy, Inc.	15,200	249,802
TOTAL CANADA		2,620,515
Cayman Islands - 3.4%
ACE Ltd.	8,400	480,900
GlobalSantaFe Corp.	16,300	845,970
Seagate Technology	18,920	427,214
TOTAL CAYMAN ISLANDS		1,754,084
Czech Republic - 0.1%
Philip Morris CR AS	125	66,258
France - 7.1%
Compagnie Generale de Geophysique SA (a)(d)	2,200	372,071
Icade SA	9,200	546,161
Neopost SA	4,400	538,028
Pernod Ricard SA	3,200	640,855
Renault SA	5,800	678,496
Sanofi-Aventis sponsored ADR	20,000	853,800
TOTAL FRANCE		3,629,411
Germany - 4.9%
Bayer AG	5,400	271,026
E.ON AG	5,600	674,184
KarstadtQuelle AG (a)(d)	23,500	551,915
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Lanxess AG (a)	15,400	$ 703,901
Techem AG	4,500	287,477
TOTAL GERMANY		2,488,503
Italy - 2.9%
Banca Intesa Spa	104,100	711,669
Fiat Spa (a)	42,500	750,670
TOTAL ITALY		1,462,339
Japan - 2.6%
Nintendo Co. Ltd.	3,200	654,446
ORIX Corp.	2,430	684,580
TOTAL JAPAN		1,339,026
Korea (South) - 0.5%
Kookmin Bank sponsored ADR	3,200	253,952
Luxembourg - 1.9%
SES Global SA FDR	63,560	973,536
Netherlands - 5.4%
ING Groep NV (Certificaten Van Aandelen)	6,200	274,846
Koninklijke Numico NV	8,200	366,641
Koninklijke Philips Electronics NV	15,900	553,797
Nutreco Holding NV	10,700	637,668
Reed Elsevier NV	54,200	931,866
TOTAL NETHERLANDS		2,764,818
Netherlands Antilles - 1.3%
Schlumberger Ltd. (NY Shares)	10,900	687,572
Philippines - 0.0%
Semirara Mining Corp.	56,000	21,629
South Africa - 1.1%
Gold Fields Ltd. sponsored ADR	33,000	553,080
Sweden - 0.6%
Atlas Copco AB (A Shares)	10,300	300,911
Switzerland - 1.5%
Actelion Ltd. (Reg.) (a)	545	91,771
Bucher Holding AG	950	96,210
Syngenta AG sponsored ADR	17,500	564,025
TOTAL SWITZERLAND		752,006
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 5.3%
Benfield Group PLC	132,100	$ 878,153
Pearson PLC	55,300	815,925
Tesco PLC	135,000	1,013,312
TOTAL UNITED KINGDOM		2,707,390
United States of America - 49.0%
American Express Co.	8,200	474,042
Apollo Group, Inc. Class A (a)	8,500	314,160
Apple Computer, Inc. (a)	6,000	486,480
Bank of America Corp.	16,900	910,403
Best Buy Co., Inc.	16,900	933,725
Cogent Communications Group, Inc. (a)	5,700	80,712
Countrywide Financial Corp.	13,800	526,056
Crown Castle International Corp.	10,900	366,785
Deere & Co.	9,400	800,222
Equinix, Inc. (a)	7,500	513,000
Exelon Corp.	7,500	464,850
Fluor Corp.	6,900	541,167
Genentech, Inc. (a)	5,740	478,142
Google, Inc. Class A (sub. vtg.) (a)	2,800	1,333,893
Hewlett-Packard Co.	21,600	836,784
Johnson & Johnson	13,900	936,860
KLA-Tencor Corp.	14,440	710,015
Landstar System, Inc.	10,600	492,264
Legg Mason, Inc.	4,700	423,094
McGraw-Hill Companies, Inc.	7,800	500,526
Merck & Co., Inc.	21,600	981,072
Microchip Technology, Inc.	8,400	276,612
Monsanto Co.	15,100	667,722
Newmont Mining Corp.	18,400	832,968
News Corp. Class B	43,800	952,212
Noble Energy, Inc.	14,900	724,587
NTL, Inc.	32,900	889,287
Opsware, Inc. (a)	26,100	237,249
Praxair, Inc.	11,500	692,875
Synthes, Inc.	8,456	959,001
The Chubb Corp.	17,400	924,810
TXU Corp.	7,200	454,536
Tyco International Ltd.	16,600	488,538
UnitedHealth Group, Inc.	7,820	381,460
Valero Energy Corp.	13,200	690,756
Vornado Realty Trust	4,100	488,925
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Wal-Mart Stores, Inc.	18,900	$ 931,392
Wells Fargo & Co.	25,000	907,250
Western Union Co. (a)	25,500	562,275
TOTAL UNITED STATES OF AMERICA		25,166,707
TOTAL COMMON STOCKS (Cost $46,270,981)		48,702,106
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 5.34% (b)	3,041,310	3,041,310
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	779,325	779,325
TOTAL MONEY MARKETS FUND (Cost $3,820,635)		3,820,635
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $50,091,616)		52,522,741
NET OTHER ASSETS - (2.3)%		(1,187,981)
NET ASSETS - 100%		$ 51,334,760
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $84,156 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 92,128
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133,420
Fidelity Securities Lending Cash Central Fund	4,931
Total	$ 138,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $739,716) - See accompanying schedule: Unaffiliated issuers (cost $46,270,981)	$ 48,702,106
Fidelity Central Funds (cost $3,820,635)	3,820,635
Total Investments (cost $50,091,616)		$ 52,522,741
Foreign currency held at value (cost $2)		2
Receivable for investments sold		1,406,591
Receivable for fund shares sold		53,339
Dividends receivable		49,057
Interest receivable		16,727
Receivable from investment adviser for expense reductions		10,684
Other receivables		5,684
Total assets		54,064,825

Liabilities
Payable to custodian bank	$ 17,580
Payable for investments purchased	1,317,704
Payable for fund shares redeemed	485,803
Accrued management fee	30,602
Distribution fees payable	22,795
Other affiliated payables	18,418
Other payables and accrued expenses	57,838
Collateral on securities loaned, at value	779,325
Total liabilities		2,730,065

Net Assets		$ 51,334,760
Net Assets consist of:
Paid in capital		$ 39,230,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,672,356
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,432,023
Net Assets		$ 51,334,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,955,585 ÷ 738,529 shares)	$ 14.83

Maximum offering price per share (100/94.25 of $14.83)	$ 15.73
Class T: Net Asset Value and redemption price per share ($26,779,722 ÷ 1,835,504 shares)	$ 14.59

Maximum offering price per share (100/96.50 of $14.59)	$ 15.12
Class B: Net Asset Value and offering price per share ($5,787,682 ÷ 411,637 shares) A	$ 14.06

Class C: Net Asset Value and offering price per share ($5,348,138 ÷ 379,956 shares) A	$ 14.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,463,633 ÷ 163,042 shares)	$ 15.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 786,759
Interest		1,692
Income from Fidelity Central Funds		138,351
		926,802
Less foreign taxes withheld		(69,786)
Total income		857,016

Expenses
Management fee	$ 403,839
Transfer agent fees	207,377
Distribution fees	302,217
Accounting and security lending fees	31,073
Custodian fees and expenses	68,563
Independent trustees' compensation	220
Registration fees	59,666
Audit	46,403
Legal	5,631
Miscellaneous	8,513
Total expenses before reductions	1,133,502
Expense reductions	(147,335)	986,167
Net investment income (loss)		(129,151)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15,229)	10,165,108
Foreign currency transactions	(34,163)
Futures contracts	82,676
Total net realized gain (loss)		10,213,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,869,124)
Assets and liabilities in foreign currencies	1,936
Futures contracts	58,926
Total change in net unrealized appreciation (depreciation)		(5,808,262)
Net gain (loss)		4,405,359
Net increase (decrease) in net assets resulting from operations		$ 4,276,208

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (129,151)	$ 43,509
Net realized gain (loss)	10,213,621	2,102,025
Change in net unrealized appreciation (depreciation)	(5,808,262)	4,251,123
Net increase (decrease) in net assets resulting from operations	4,276,208	6,396,657
Distributions to shareholders from net investment income	(48,426)	-
Distributions to shareholders from net realized gain	(68,744)	-
Total distributions	(117,170)	-
Share transactions - net increase (decrease)	(5,374,003)	6,010,544
Redemption fees	2,963	2,919
Total increase (decrease) in net assets	(1,212,002)	12,410,120

Net Assets
Beginning of period	52,546,762	40,136,642
End of period (including undistributed net investment income of $0 and undistributed net investment income of $43,510, respectively)	$ 51,334,760	$ 52,546,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 11.88	$ 10.73	$ 8.62	$ 9.76
Income from Investment Operations
Net investment income (loss)C	.01	.05	(.04)	(.02)	(.05)
Net realized and unrealized gain (loss)	1.20	1.75	1.19	2.13	(1.09)
Total from investment operations	1.21	1.80	1.15	2.11	(1.14)
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.06)	-	-	-	-
Redemption fees added to paid in capitalC	- G	- G	- G	-	-
Net asset value, end of period	$ 14.83	$ 13.68	$ 11.88	$ 10.73	$ 8.62
Total Return A, B	8.86%	15.15%	10.72%	24.48%	(11.68)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.76%	1.97%	2.25%	2.38%
Expenses net of fee waivers, if any	1.50%	1.56%	1.75%	1.76%	1.94%
Expenses net of all reductions	1.46%	1.54%	1.72%	1.73%	1.92%
Net investment income (loss)	.06%	.39%	(.33)%	(.27)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,956	$ 10,101	$ 8,450	$ 4,436	$ 3,343
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.46	$ 11.71	$ 10.61	$ 8.54	$ 9.70
Income from Investment Operations
Net investment income (loss) C	(.03)	.02	(.07)	(.05)	(.08)
Net realized and unrealized gain (loss)	1.19	1.73	1.17	2.12	(1.08)
Total from investment operations	1.16	1.75	1.10	2.07	(1.16)
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.03)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 14.59	$ 13.46	$ 11.71	$ 10.61	$ 8.54
Total Return A, B	8.62%	14.94%	10.37%	24.24%	(11.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.09%	2.39%	2.65%	2.85%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.01%	2.19%
Expenses net of all reductions	1.71%	1.79%	1.97%	1.98%	2.16%
Net investment income (loss)	(.19)%	.14%	(.58)%	(.52)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,780	$ 28,786	$ 20,966	$ 17,334	$ 12,496
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.01	$ 11.38	$ 10.36	$ 8.38	$ 9.56
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	1.15	1.67	1.14	2.07	(1.06)
Total from investment operations	1.05	1.63	1.02	1.98	(1.18)
Redemption fees added to paid in capital C	- G	-G	-G	-	-
Net asset value, end of period	$ 14.06	$ 13.01	$ 11.38	$ 10.36	$ 8.38
Total Return A, B	8.07%	14.32%	9.85%	23.63%	(12.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.52%	2.61%	3.00%	3.25%	3.36%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.22%	2.29%	2.47%	2.47%	2.66%
Net investment income (loss)	(.69)%	(.36)%	(1.08)%	(1.01)%	(1.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,788	$ 6,464	$ 5,575	$ 4,918	$ 3,848
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.39	$ 10.38	$ 8.39	$ 9.58
Income from Investment Operations
Net investment income (loss) C	(.10)	(.05)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	1.16	1.68	1.13	2.08	(1.07)
Total from investment operations	1.06	1.63	1.01	1.99	(1.19)
Redemption fees added to paid in capital C	-G	-G	-G	-	-
Net asset value, end of period	$ 14.08	$ 13.02	$ 11.39	$ 10.38	$ 8.39
Total Return A, B	8.14%	14.31%	9.73%	23.72%	(12.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.50%	2.59%	2.87%	3.10%	3.18%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.21%	2.29%	2.47%	2.47%	2.66%
Net investment income (loss)	(.69)%	(.36)%	(1.08)%	(1.01)%	(1.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,348	$ 5,396	$ 3,959	$ 3,190	$ 2,967
Portfolio turnover rate E	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 13.93	$ 12.06	$ 10.88	$ 8.68	$ 9.81
Income from Investment Operations
Net investment income (loss) B	.05	.09	(.01)	-F	(.03)
Net realized and unrealized gain (loss)	1.22	1.78	1.19	2.20	(1.10)
Total from investment operations	1.27	1.87	1.18	2.20	(1.13)
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.02)	-	-	-	-
Total distributions	(.09)	-	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 15.11	$ 13.93	$ 12.06	$ 10.88	$ 8.68
Total Return A	9.15%	15.51%	10.85%	25.35%	(11.52)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.29%	1.42%	1.55%	1.87%	1.95%
Expenses net of fee waivers, if any	1.25%	1.31%	1.50%	1.50%	1.70%
Expenses net of all reductions	1.21%	1.29%	1.47%	1.48%	1.67%
Net investment income (loss)	.31%	.64%	(.08)%	(.01)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,464	$ 1,800	$ 1,187	$ 175	$ 808
Portfolio turnover rate D	251%	52%	59%	53%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) (formerly Fidelity Advisor Global Equity Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,740,283
Unrealized depreciation	(535,264)
Net unrealized appreciation (depreciation)	2,205,019
Undistributed long-term capital gain	7,502,552

Cost for federal income tax purposes	$ 50,317,722

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Total Ordinary Income	$ 117,170	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $134,203,500 and $137,818,558, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,169	$ 2,549
Class T	.25%	.25%	147,382	67
Class B	.75%	.25%	67,850	50,901
Class C	.75%	.25%	56,816	10,811
			$ 302,217	$ 64,328

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,075
Class T	5,159
Class B*	12,268
Class C*	752
$ 28,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 40,503.34
Class T	113,104.38
Class B	27,453.41
Class C	21,874.39
Institutional Class	4,443.19
	$ 207,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,094 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $157 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,931.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 22,501
Class T	1.75%	71,803
Class B	2.25%	17,921
Class C	2.25%	13,958
Institutional Class	1.25%	872
		$ 127,055

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $19,982 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $298.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 27,948	$ -
Class T	12,729	-
Institutional Class	7,749	-
Total	$ 48,426	$ -
From net realized gain
Class A	$ 17,372	$ -
Class T	48,789	-
Institutional Class	2,583	-
Total	$ 68,744	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	338,926	192,761	$ 4,991,381	$ 2,508,793
Reinvestment of distributions	3,052	-	44,044	-
Shares redeemed	(342,002)	(165,658)	(4,955,841)	(2,170,770)
Net increase (decrease)	(24)	27,103	$ 79,584	$ 338,023
Class T
Shares sold	466,972	817,905	$ 6,780,148	$ 10,377,931
Reinvestment of distributions	4,267	-	60,712	-
Shares redeemed	(775,038)	(468,349)	(11,207,562)	(6,008,601)
Net increase (decrease)	(303,799)	349,556	$ (4,366,702)	$ 4,369,330
Class B
Shares sold	98,474	139,393	$ 1,390,516	$ 1,701,739
Shares redeemed	(183,857)	(132,283)	(2,543,722)	(1,634,038)
Net increase (decrease)	(85,383)	7,110	$ (1,153,206)	$ 67,701
Class C
Shares sold	101,868	139,662	$ 1,419,609	$ 1,733,371
Shares redeemed	(136,265)	(72,801)	(1,876,045)	(917,263)
Net increase (decrease)	(34,397)	66,861	$ (456,436)	$ 816,108
Institutional Class
Shares sold	74,429	44,364	$ 1,122,565	$ 600,130
Reinvestment of distributions	587	-	8,618	-
Shares redeemed	(41,218)	(13,527)	(608,426)	(180,748)
Net increase (decrease)	33,798	30,837	$ 522,757	$ 419,382

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (formerly Fidelity Advisor Global Equity Fund) (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Global Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Name, Age; Principal Occupation
Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Global Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Victor Thay (32)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Thay also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Thay worked as a research analyst and a portfolio manager. Mr. Thay also serves as a Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Global Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Global Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Global Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Global Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Global Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Name, Age; Principal Occupation
Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Global Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.00	$2.15

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $8,933,381, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Global Capital Appreciation Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Class C ranked below its competitive median for 2005, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1206
1.784745.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	10.86%	11.70%	8.39%
Class T (incl. 3.50% sales charge)	13.27%	11.98%	8.46%
Class B (incl. contingent deferred sales charge) B	11.58%	11.85%	8.43%
Class C (incl. contingent deferred sales charge) C	15.75%	12.23%	8.32%

A From November 3, 1997.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor International Capital Appreciaton Fund -
Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Michael Jenkins, Interim Lead Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund for most of the period covered by this report

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Class A, Class T, Class B and Class C shares gained 17.62%, 17.38%, 16.58% and 16.75%, respectively (excluding sales charges), compared with the MSCI All Country World ex USA Index, which rose 28.58%. The fund underperformed its benchmark index almost entirely because of weak stock selection, especially in the materials and energy sectors, where investments in Japanese materials producer Nitto Denko, which was sold, and Canadian Natural Resources, an oil and natural gas company, yielded disappointing returns. The fund's large stake in French wine and spirits purveyor Pernod Ricard, whose stock price did not rise as much as the overall market, was the biggest drag on performance versus the index. Untimely trading in British telecommunications giant Vodafone also hurt results. On a regional basis, the fund's weakest picks were in Europe and the emerging markets, while an underweighting and good selection in Japanese stocks helped. Also adding to performance was the fund's big overexposure to the information technology sector, particularly among semiconductor equipment stocks, which helped offset some of the fund's overall shortfall relative to the index. Among the best performing stocks in this group were Japan's Tokyo Electron and Taiwan's Advanced Semiconductor, both of which were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Darren Maupin became Portfolio Manager of the fund on October 2, 2006.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 967.90	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 7.32
Class T
Actual	$ 1,000.00	$ 967.00	$ 8.18
HypotheticalA	$ 1,000.00	$ 1,016.89	$ 8.39
Class B
Actual	$ 1,000.00	$ 963.70	$ 11.14
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 964.40	$ 10.69
HypotheticalA	$ 1,000.00	$ 1,014.32	$ 10.97
Institutional Class
Actual	$ 1,000.00	$ 969.50	$ 5.26
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.65%
Class B	2.25%
Class C	2.16%
Institutional Class	1.06%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.9	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.7	1.8
SES Global SA FDR (Luxembourg, Media)	3.7	0.0
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	3.3	1.1
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	3.3	0.0
	17.9
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.0	8.4
Materials	15.2	5.3
Financials	14.0	34.9
Energy	12.5	11.9
Consumer Staples	11.2	6.4
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	15.7	5.3
France	14.0	15.4
Netherlands	10.1	4.0
United Kingdom	10.1	2.8
Canada	9.9	4.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 98.2%	Stocks 99.1%
Short-Term Investments and Net Other Assets 1.8%	Short-Term Investments and Net Other Assets 0.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
Argentina - 1.9%
Cresud S.A.C.I.F. y A. sponsored ADR	55,500	$ 812,520
Inversiones y Representaciones SA sponsored GDR (a)(d)	530,900	7,629,033
TOTAL ARGENTINA		8,441,553
Austria - 2.3%
Flughafen Wien AG	110,500	9,908,215
Canada - 9.9%
Abitibi-Consolidated, Inc.	1,609,900	3,986,569
Aquiline Resources, Inc. (a)	182,800	773,438
Aquiline Resources, Inc. (a)(e)	354,100	1,348,397
Canadian Natural Resources Ltd.	238,900	12,438,164
Catalyst Paper Corp. (a)	520,600	1,497,829
NuVista Energy Ltd. (a)	58,600	764,700
ProEx Energy Ltd. (a)	396,200	4,799,644
Saskatchewan Wheat Pool, Inc. (a)	347,600	2,226,200
Suncor Energy, Inc.	155,800	11,969,670
Talisman Energy, Inc.	243,900	4,008,333
TOTAL CANADA		43,812,944
Cayman Islands - 3.3%
GlobalSantaFe Corp.	278,300	14,443,770
Czech Republic - 0.2%
Philip Morris CR AS	2,025	1,073,387
France - 14.0%
Compagnie Generale de Geophysique SA (a)(d)	38,100	6,443,586
Icade SA	150,700	8,946,360
Neopost SA	75,473	9,228,772
Pernod Ricard SA	54,571	10,928,779
Renault SA	98,504	11,523,201
Sanofi-Aventis sponsored ADR	338,800	14,463,372
TOTAL FRANCE		61,534,070
Germany - 9.4%
Bayer AG	92,800	4,657,632
E.ON AG	96,300	11,593,557
KarstadtQuelle AG (a)(d)	391,700	9,199,372
Lanxess AG (a)	246,600	11,271,564
Techem AG	76,900	4,912,666
TOTAL GERMANY		41,634,791
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 5.5%
Banca Intesa Spa	1,665,500	$ 11,386,022
Fiat Spa (a)(d)	725,700	12,817,911
TOTAL ITALY		24,203,933
Japan - 5.2%
Nintendo Co. Ltd.	54,800	11,207,388
ORIX Corp.	41,490	11,688,574
TOTAL JAPAN		22,895,962
Korea (South) - 1.0%
Kookmin Bank sponsored ADR	54,200	4,301,312
Luxembourg - 3.7%
SES Global SA FDR	1,061,406	16,257,343
Netherlands - 10.1%
ING Groep NV (Certificaten Van Aandelen)	99,000	4,388,670
Koninklijke Numico NV	140,900	6,299,962
Koninklijke Philips Electronics NV	255,400	8,895,582
Nutreco Holding NV	183,400	10,929,744
Reed Elsevier NV	813,600	13,988,313
TOTAL NETHERLANDS		44,502,271
Philippines - 0.0%
DMCI Holdings, Inc.	90,000	8,848
Semirara Mining Corp.	126,000	48,666
TOTAL PHILIPPINES		57,514
South Africa - 2.1%
Gold Fields Ltd. sponsored ADR	561,200	9,405,712
Sweden - 1.2%
Atlas Copco AB (A Shares)	175,900	5,138,860
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	4,778	804,558
Bucher Holding AG	9,330	944,886
Syngenta AG sponsored ADR (d)	299,400	9,649,662
TOTAL SWITZERLAND		11,399,106
United Kingdom - 10.1%
Benfield Group PLC	1,984,700	13,193,566
Pearson PLC	945,100	13,944,490
Tesco PLC	2,306,000	17,308,863
TOTAL UNITED KINGDOM		44,446,919
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 15.7%
Deere & Co.	160,300	$ 13,646,339
Monsanto Co.	242,400	10,718,928
Newmont Mining Corp.	313,700	14,201,199
NTL, Inc.	528,750	14,292,113
Synthes, Inc.	144,437	16,380,710
TOTAL UNITED STATES OF AMERICA		69,239,289
TOTAL COMMON STOCKS (Cost $406,047,147)		432,696,951
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 5.34% (b)	2,833,021	2,833,021
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	25,933,686	25,933,686
TOTAL MONEY MARKET FUNDS (Cost $28,766,707)		28,766,707
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $434,813,854)		461,463,658
NET OTHER ASSETS - (4.7)%		(20,544,016)
NET ASSETS - 100%		$ 440,919,642
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,348,397 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 1,466,677
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 977,225
Fidelity Securities Lending Cash Central Fund	618,051
Total	$ 1,595,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $24,903,713) - See accompanying schedule: Unaffiliated issuers (cost $406,047,147)	$ 432,696,951
Fidelity Central Funds (cost $28,766,707)	28,766,707
Total Investments (cost $434,813,854)		$ 461,463,658
Cash		139,696
Foreign currency held at value (cost $14,333,623)		14,369,859
Receivable for investments sold		23,467,083
Receivable for fund shares sold		242,388
Dividends receivable		508,521
Interest receivable		175,022
Other receivables		62,218
Total assets		500,428,445

Liabilities
Payable for investments purchased	$ 31,999,582
Payable for fund shares redeemed	877,467
Accrued management fee	264,097
Distribution fees payable	199,631
Other affiliated payables	134,459
Other payables and accrued expenses	99,881
Collateral on securities loaned, at value	25,933,686
Total liabilities		59,508,803

Net Assets		$ 440,919,642
Net Assets consist of:
Paid in capital		$ 323,700,556
Undistributed net investment income		2,185,614
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,563,779
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,469,693
Net Assets		$ 440,919,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($110,239,745 ÷ 6,196,714 shares)	$ 17.79

Maximum offering price per share (100/94.25 of $17.79)	$ 18.88
Class T: Net Asset Value and redemption price per share ($188,320,213 ÷ 10,719,788 shares)	$ 17.57

Maximum offering price per share (100/96.50 of $17.57)	$ 18.21
Class B: Net Asset Value and offering price per share ($51,661,271 ÷ 3,089,144 shares)A	$ 16.72

Class C: Net Asset Value and offering price per share ($66,162,253 ÷ 3,938,064 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($24,536,160 ÷ 1,328,921 shares)	$ 18.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 9,700,420
Interest		4,973
Income from Fidelity Central Funds (including $618,051 from security lending)		1,595,276
		11,300,669
Less foreign taxes withheld		(1,077,867)
Total income		10,222,802

Expenses
Management fee	$ 3,640,437
Transfer agent fees	1,493,473
Distribution fees	2,644,634
Accounting and security lending fees	281,173
Custodian fees and expenses	225,294
Independent trustees' compensation	2,088
Registration fees	91,024
Audit	62,736
Legal	15,073
Interest	15,341
Miscellaneous	59,174
Total expenses before reductions	8,530,447
Expense reductions	(574,231)	7,956,216
Net investment income (loss)		2,266,586
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $208,660)	89,617,148
Foreign currency transactions	(579,407)
Total net realized gain (loss)		89,037,741
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,260,877)
Assets and liabilities in foreign currencies	(162,736)
Total change in net unrealized appreciation (depreciation)		(5,423,613)
Net gain (loss)		83,614,128
Net increase (decrease) in net assets resulting from operations		$ 85,880,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,266,586	$ 3,764,090
Net realized gain (loss)	89,037,741	110,846,133
Change in net unrealized appreciation (depreciation)	(5,423,613)	(32,725,624)
Net increase (decrease) in net assets resulting from operations	85,880,714	81,884,599
Distributions to shareholders from net investment income	(3,614,527)	-
Distributions to shareholders from net realized gain	(64,341,523)	-
Total distributions	(67,956,050)	-
Share transactions - net increase (decrease)	(241,477,433)	(84,263,684)
Redemption fees	71,076	29,871
Total increase (decrease) in net assets	(223,481,693)	(2,349,214)

Net Assets
Beginning of period	664,401,335	666,750,549
End of period (including undistributed net investment income of $2,185,614 and undistributed net investment income of $3,764,091, respectively)	$ 440,919,642	$ 664,401,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.38	$ 15.40	$ 14.47	$ 10.93	$ 11.08
Income from Investment Operations
Net investment income (loss) C	.12	.12	.01	- G	- G
Net realized and unrealized gain (loss)	2.73	1.86	.92	3.54	(.15)
Total from investment operations	2.85	1.98	.93	3.54	(.15)
Distributions from net investment income	(.20)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.44)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 17.79	$ 17.38	$ 15.40	$ 14.47	$ 10.93
Total Return A, B	17.62%	12.86%	6.43%	32.39%	(1.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.48%	1.59%	1.67%
Expenses net of fee waivers, if any	1.43%	1.44%	1.48%	1.59%	1.67%
Expenses net of all reductions	1.32%	1.30%	1.40%	1.54%	1.57%
Net investment income (loss)	.70%	.71%	.06%	.01%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,240	$ 113,809	$ 103,606	$ 41,867	$ 16,879
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 15.26	$ 14.38	$ 10.88	$ 11.05
Income from Investment Operations
Net investment income (loss) C	.08	.08	(.03)	(.03)	(.03)
Net realized and unrealized gain (loss)	2.70	1.84	.91	3.53	(.14)
Total from investment operations	2.78	1.92	.88	3.50	(.17)
Distributions from net investment income	(.15)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.39)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 17.57	$ 17.18	$ 15.26	$ 14.38	$ 10.88
Total Return A, B	17.38%	12.58%	6.12%	32.17%	(1.54)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.67%	1.74%	1.85%	1.86%
Expenses net of fee waivers, if any	1.65%	1.67%	1.74%	1.85%	1.86%
Expenses net of all reductions	1.54%	1.53%	1.66%	1.79%	1.76%
Net investment income (loss)	.48%	.47%	(.20)%	(.24)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,320	$ 216,717	$ 216,588	$ 149,514	$ 98,148
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.46	$ 14.70	$ 13.94	$ 10.61	$ 10.84
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	(.12)	(.09)	(.09)
Net realized and unrealized gain (loss)	2.57	1.78	.88	3.42	(.14)
Total from investment operations	2.55	1.76	.76	3.33	(.23)
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 16.72	$ 16.46	$ 14.70	$ 13.94	$ 10.61
Total Return A, B	16.58%	11.97%	5.45%	31.39%	(2.12)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.27%	2.35%	2.42%	2.44%
Expenses net of fee waivers, if any	2.25%	2.27%	2.35%	2.42%	2.44%
Expenses net of all reductions	2.14%	2.13%	2.27%	2.37%	2.34%
Net investment income (loss)	(.13)%	(.13)%	(.80)%	(.82)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,661	$ 57,168	$ 59,985	$ 50,358	$ 36,981
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.52	$ 14.74	$ 13.96	$ 10.62	$ 10.83
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	(.10)	(.08)	(.08)
Net realized and unrealized gain (loss)	2.60	1.78	.88	3.42	(.13)
Total from investment operations	2.59	1.78	.78	3.34	(.21)
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.31)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 16.80	$ 16.52	$ 14.74	$ 13.96	$ 10.62
Total Return A, B	16.75%	12.08%	5.59%	31.45%	(1.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.17%	2.21%	2.33%	2.34%
Expenses net of fee waivers, if any	2.16%	2.17%	2.21%	2.33%	2.34%
Expenses net of all reductions	2.05%	2.04%	2.12%	2.28%	2.24%
Net investment income (loss)	(.03)%	(.03)%	(.66)%	(.73)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,162	$ 67,429	$ 76,412	$ 58,560	$ 37,514
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.70	$ 15.65	$ 14.70	$ 11.08	$ 11.17
Income from Investment Operations
Net investment income (loss) B	.20	.16	.05	.04	.06
Net realized and unrealized gain (loss)	2.80	1.89	.94	3.58	(.15)
Total from investment operations	3.00	2.05	.99	3.62	(.09)
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.24)	-	(.04)	-	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 18.46	$ 17.70	$ 15.65	$ 14.70	$ 11.08
Total Return A	18.09%	13.10%	6.75%	32.67%	(.81)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.23%	1.21%	1.28%	1.15%
Expenses net of fee waivers, if any	1.04%	1.23%	1.21%	1.28%	1.15%
Expenses net of all reductions	.93%	1.09%	1.13%	1.22%	1.06%
Net investment income (loss)	1.08%	.92%	.34%	.33%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,536	$ 209,278	$ 210,160	$ 246,623	$ 10,577
Portfolio turnover rate D	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,829,352
Unrealized depreciation	(5,533,520)
Net unrealized appreciation (depreciation)	25,295,832
Undistributed ordinary income	8,353,227
Undistributed long-term capital gain	64,477,345

Cost for federal income tax purposes	$ 436,167,826

The tax character of distributions paid was as follows:

October 31, 2006
Ordinary Income	$ 3,614,527
Long-term Capital Gains	64,341,523
Total	$ 67,956,050

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $842,327,230 and $1,133,320,897, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 295,470	$ 4,962
Class T	.25%	.25%	1,077,242	356
Class B	.75%	.25%	575,746	432,023
Class C	.75%	.25%	696,176	55,617
			$ 2,644,634	$ 492,958

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006)and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,616
Class T	14,704
Class B*	74,904
Class C*	4,002
$ 115,226

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 376,097.32
Class T	603,526.28
Class B	226,255.39
Class C	204,568.29
Institutional Class	83,027.18
	$ 1,493,473

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $278 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,230,667	4.31%	$ 15,341

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,478 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

6. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 3,789

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $550,338 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,337. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 4,537
Class T	827
Class B	384
Class C	19
$ 5,767

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 1,314,737	$ -
Class T	1,864,533	-
Class B	174,253	-
Class C	261,004	-
Total	$ 3,614,527	$ -
From net realized gain
Class A	$ 14,579,264	$ -
Class T	27,296,712	-
Class B	7,653,477	-
Class C	8,994,200	-
Institutional Class	5,817,870	-
Total	$ 64,341,523	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,988,269	2,413,647	$ 34,527,258	$ 40,570,088
Reinvestment of distributions	891,958	-	14,610,279	-
Shares redeemed	(3,230,754)	(2,595,681)	(55,819,320)	(44,108,820)
Net increase (decrease)	(350,527)	(182,034)	$ (6,681,783)	$ (3,538,732)
Class T
Shares sold	2,402,743	3,577,874	$ 41,319,563	$ 59,209,564
Reinvestment of distributions	1,751,812	-	28,379,356	-
Shares redeemed	(6,046,800)	(5,161,647)	(103,769,435)	(85,999,758)
Net increase (decrease)	(1,892,245)	(1,583,773)	$ (34,070,516)	$ (26,790,194)
Class B
Shares sold	302,431	402,612	$ 4,930,361	$ 6,401,315
Reinvestment of distributions	418,785	-	6,495,355	-
Shares redeemed	(1,105,832)	(1,009,638)	(18,120,098)	(16,178,942)
Net increase (decrease)	(384,616)	(607,026)	$ (6,694,382)	$ (9,777,627)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows:

Class C
Shares sold	563,695	752,388	$ 9,212,921	$ 12,070,200
Reinvestment of distributions	507,393	-	7,900,111	-
Shares redeemed	(1,214,249)	(1,854,211)	(19,964,214)	(29,608,554)
Net increase (decrease)	(143,161)	(1,101,823)	$ (2,851,182)	$ (17,538,354)
Institutional Class
Shares sold	476,544	3,829,749	$ 8,549,810	$ 65,566,743
Reinvestment of distributions	255,142	-	4,319,555	-
Shares redeemed	(11,226,497)	(5,438,810)	(204,048,935)	(92,185,520)
Net increase (decrease)	(10,494,811)	(1,609,061)	$ (191,179,570)	$ (26,618,777)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment:1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor International Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor International Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006- present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001- present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor International Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Capital Appreciation voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$0.123	$2.903
Class T	12/11/06	12/08/06	$0.074	$2.903
Class B	12/11/06	12/08/06	$__	$2.869
Class C	12/11/06	12/08/06	$__	$2.903

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $64,653,087, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1206
1.784754.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	18.09%	13.41%	9.45%

A From November 3, 1997.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Michael Jenkins, Interim Lead Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund for most of the period covered by this report

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Institutional Class shares gained 18.09%, compared with the MSCI All Country World ex USA Index, which rose 28.58%. The fund underperformed its benchmark index almost entirely because of weak stock selection, especially in the materials and energy sectors, where investments in Japanese materials producer Nitto Denko, which was sold, and Canadian Natural Resources, an oil and natural gas company, yielded disappointing returns. The fund's large stake in French wine and spirits purveyor Pernod Ricard, whose stock price did not rise as much as the overall market, was the biggest drag on performance versus the index. Untimely trading in British telecommunications giant Vodafone also hurt results. On a regional basis, the fund's weakest picks were in Europe and the emerging markets, while an underweighting and good selection in Japanese stocks helped. Also adding to performance was the fund's big overexposure to the information technology sector, particularly among semiconductor equipment stocks, which helped offset some of the fund's overall shortfall relative to the index. Among the best performing stocks in this group were Japan's Tokyo Electron and Taiwan's Advanced Semiconductor, both of which were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Darren Maupin became Portfolio Manager of the fund on October 2, 2006.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 967.90	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,017.95	$ 7.32
Class T
Actual	$ 1,000.00	$ 967.00	$ 8.18
HypotheticalA	$ 1,000.00	$ 1,016.89	$ 8.39
Class B
Actual	$ 1,000.00	$ 963.70	$ 11.14
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 964.40	$ 10.69
HypotheticalA	$ 1,000.00	$ 1,014.32	$ 10.97
Institutional Class
Actual	$ 1,000.00	$ 969.50	$ 5.26
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.65%
Class B	2.25%
Class C	2.16%
Institutional Class	1.06%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.9	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.7	1.8
SES Global SA FDR (Luxembourg, Media)	3.7	0.0
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	3.3	1.1
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	3.3	0.0
	17.9
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.0	8.4
Materials	15.2	5.3
Financials	14.0	34.9
Energy	12.5	11.9
Consumer Staples	11.2	6.4
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	15.7	5.3
France	14.0	15.4
Netherlands	10.1	4.0
United Kingdom	10.1	2.8
Canada	9.9	4.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 98.2%	Stocks 99.1%
Short-Term Investments and Net Other Assets 1.8%	Short-Term Investments and Net Other Assets 0.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
Argentina - 1.9%
Cresud S.A.C.I.F. y A. sponsored ADR	55,500	$ 812,520
Inversiones y Representaciones SA sponsored GDR (a)(d)	530,900	7,629,033
TOTAL ARGENTINA		8,441,553
Austria - 2.3%
Flughafen Wien AG	110,500	9,908,215
Canada - 9.9%
Abitibi-Consolidated, Inc.	1,609,900	3,986,569
Aquiline Resources, Inc. (a)	182,800	773,438
Aquiline Resources, Inc. (a)(e)	354,100	1,348,397
Canadian Natural Resources Ltd.	238,900	12,438,164
Catalyst Paper Corp. (a)	520,600	1,497,829
NuVista Energy Ltd. (a)	58,600	764,700
ProEx Energy Ltd. (a)	396,200	4,799,644
Saskatchewan Wheat Pool, Inc. (a)	347,600	2,226,200
Suncor Energy, Inc.	155,800	11,969,670
Talisman Energy, Inc.	243,900	4,008,333
TOTAL CANADA		43,812,944
Cayman Islands - 3.3%
GlobalSantaFe Corp.	278,300	14,443,770
Czech Republic - 0.2%
Philip Morris CR AS	2,025	1,073,387
France - 14.0%
Compagnie Generale de Geophysique SA (a)(d)	38,100	6,443,586
Icade SA	150,700	8,946,360
Neopost SA	75,473	9,228,772
Pernod Ricard SA	54,571	10,928,779
Renault SA	98,504	11,523,201
Sanofi-Aventis sponsored ADR	338,800	14,463,372
TOTAL FRANCE		61,534,070
Germany - 9.4%
Bayer AG	92,800	4,657,632
E.ON AG	96,300	11,593,557
KarstadtQuelle AG (a)(d)	391,700	9,199,372
Lanxess AG (a)	246,600	11,271,564
Techem AG	76,900	4,912,666
TOTAL GERMANY		41,634,791
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 5.5%
Banca Intesa Spa	1,665,500	$ 11,386,022
Fiat Spa (a)(d)	725,700	12,817,911
TOTAL ITALY		24,203,933
Japan - 5.2%
Nintendo Co. Ltd.	54,800	11,207,388
ORIX Corp.	41,490	11,688,574
TOTAL JAPAN		22,895,962
Korea (South) - 1.0%
Kookmin Bank sponsored ADR	54,200	4,301,312
Luxembourg - 3.7%
SES Global SA FDR	1,061,406	16,257,343
Netherlands - 10.1%
ING Groep NV (Certificaten Van Aandelen)	99,000	4,388,670
Koninklijke Numico NV	140,900	6,299,962
Koninklijke Philips Electronics NV	255,400	8,895,582
Nutreco Holding NV	183,400	10,929,744
Reed Elsevier NV	813,600	13,988,313
TOTAL NETHERLANDS		44,502,271
Philippines - 0.0%
DMCI Holdings, Inc.	90,000	8,848
Semirara Mining Corp.	126,000	48,666
TOTAL PHILIPPINES		57,514
South Africa - 2.1%
Gold Fields Ltd. sponsored ADR	561,200	9,405,712
Sweden - 1.2%
Atlas Copco AB (A Shares)	175,900	5,138,860
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	4,778	804,558
Bucher Holding AG	9,330	944,886
Syngenta AG sponsored ADR (d)	299,400	9,649,662
TOTAL SWITZERLAND		11,399,106
United Kingdom - 10.1%
Benfield Group PLC	1,984,700	13,193,566
Pearson PLC	945,100	13,944,490
Tesco PLC	2,306,000	17,308,863
TOTAL UNITED KINGDOM		44,446,919
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 15.7%
Deere & Co.	160,300	$ 13,646,339
Monsanto Co.	242,400	10,718,928
Newmont Mining Corp.	313,700	14,201,199
NTL, Inc.	528,750	14,292,113
Synthes, Inc.	144,437	16,380,710
TOTAL UNITED STATES OF AMERICA		69,239,289
TOTAL COMMON STOCKS (Cost $406,047,147)		432,696,951
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 5.34% (b)	2,833,021	2,833,021
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	25,933,686	25,933,686
TOTAL MONEY MARKET FUNDS (Cost $28,766,707)		28,766,707
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $434,813,854)		461,463,658
NET OTHER ASSETS - (4.7)%		(20,544,016)
NET ASSETS - 100%		$ 440,919,642
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,348,397 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 1,466,677
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 977,225
Fidelity Securities Lending Cash Central Fund	618,051
Total	$ 1,595,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $24,903,713) - See accompanying schedule: Unaffiliated issuers (cost $406,047,147)	$ 432,696,951
Fidelity Central Funds (cost $28,766,707)	28,766,707
Total Investments (cost $434,813,854)		$ 461,463,658
Cash		139,696
Foreign currency held at value (cost $14,333,623)		14,369,859
Receivable for investments sold		23,467,083
Receivable for fund shares sold		242,388
Dividends receivable		508,521
Interest receivable		175,022
Other receivables		62,218
Total assets		500,428,445

Liabilities
Payable for investments purchased	$ 31,999,582
Payable for fund shares redeemed	877,467
Accrued management fee	264,097
Distribution fees payable	199,631
Other affiliated payables	134,459
Other payables and accrued expenses	99,881
Collateral on securities loaned, at value	25,933,686
Total liabilities		59,508,803

Net Assets		$ 440,919,642
Net Assets consist of:
Paid in capital		$ 323,700,556
Undistributed net investment income		2,185,614
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,563,779
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,469,693
Net Assets		$ 440,919,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($110,239,745 ÷ 6,196,714 shares)	$ 17.79

Maximum offering price per share (100/94.25 of $17.79)	$ 18.88
Class T: Net Asset Value and redemption price per share ($188,320,213 ÷ 10,719,788 shares)	$ 17.57

Maximum offering price per share (100/96.50 of $17.57)	$ 18.21
Class B: Net Asset Value and offering price per share ($51,661,271 ÷ 3,089,144 shares)A	$ 16.72

Class C: Net Asset Value and offering price per share ($66,162,253 ÷ 3,938,064 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($24,536,160 ÷ 1,328,921 shares)	$ 18.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 9,700,420
Interest		4,973
Income from Fidelity Central Funds (including $618,051 from security lending)		1,595,276
		11,300,669
Less foreign taxes withheld		(1,077,867)
Total income		10,222,802

Expenses
Management fee	$ 3,640,437
Transfer agent fees	1,493,473
Distribution fees	2,644,634
Accounting and security lending fees	281,173
Custodian fees and expenses	225,294
Independent trustees' compensation	2,088
Registration fees	91,024
Audit	62,736
Legal	15,073
Interest	15,341
Miscellaneous	59,174
Total expenses before reductions	8,530,447
Expense reductions	(574,231)	7,956,216
Net investment income (loss)		2,266,586
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $208,660)	89,617,148
Foreign currency transactions	(579,407)
Total net realized gain (loss)		89,037,741
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,260,877)
Assets and liabilities in foreign currencies	(162,736)
Total change in net unrealized appreciation (depreciation)		(5,423,613)
Net gain (loss)		83,614,128
Net increase (decrease) in net assets resulting from operations		$ 85,880,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,266,586	$ 3,764,090
Net realized gain (loss)	89,037,741	110,846,133
Change in net unrealized appreciation (depreciation)	(5,423,613)	(32,725,624)
Net increase (decrease) in net assets resulting from operations	85,880,714	81,884,599
Distributions to shareholders from net investment income	(3,614,527)	-
Distributions to shareholders from net realized gain	(64,341,523)	-
Total distributions	(67,956,050)	-
Share transactions - net increase (decrease)	(241,477,433)	(84,263,684)
Redemption fees	71,076	29,871
Total increase (decrease) in net assets	(223,481,693)	(2,349,214)

Net Assets
Beginning of period	664,401,335	666,750,549
End of period (including undistributed net investment income of $2,185,614 and undistributed net investment income of $3,764,091, respectively)	$ 440,919,642	$ 664,401,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.38	$ 15.40	$ 14.47	$ 10.93	$ 11.08
Income from Investment Operations
Net investment income (loss) C	.12	.12	.01	- G	- G
Net realized and unrealized gain (loss)	2.73	1.86	.92	3.54	(.15)
Total from investment operations	2.85	1.98	.93	3.54	(.15)
Distributions from net investment income	(.20)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.44)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 17.79	$ 17.38	$ 15.40	$ 14.47	$ 10.93
Total Return A, B	17.62%	12.86%	6.43%	32.39%	(1.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.48%	1.59%	1.67%
Expenses net of fee waivers, if any	1.43%	1.44%	1.48%	1.59%	1.67%
Expenses net of all reductions	1.32%	1.30%	1.40%	1.54%	1.57%
Net investment income (loss)	.70%	.71%	.06%	.01%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,240	$ 113,809	$ 103,606	$ 41,867	$ 16,879
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 15.26	$ 14.38	$ 10.88	$ 11.05
Income from Investment Operations
Net investment income (loss) C	.08	.08	(.03)	(.03)	(.03)
Net realized and unrealized gain (loss)	2.70	1.84	.91	3.53	(.14)
Total from investment operations	2.78	1.92	.88	3.50	(.17)
Distributions from net investment income	(.15)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.39)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 17.57	$ 17.18	$ 15.26	$ 14.38	$ 10.88
Total Return A, B	17.38%	12.58%	6.12%	32.17%	(1.54)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.67%	1.74%	1.85%	1.86%
Expenses net of fee waivers, if any	1.65%	1.67%	1.74%	1.85%	1.86%
Expenses net of all reductions	1.54%	1.53%	1.66%	1.79%	1.76%
Net investment income (loss)	.48%	.47%	(.20)%	(.24)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,320	$ 216,717	$ 216,588	$ 149,514	$ 98,148
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.46	$ 14.70	$ 13.94	$ 10.61	$ 10.84
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	(.12)	(.09)	(.09)
Net realized and unrealized gain (loss)	2.57	1.78	.88	3.42	(.14)
Total from investment operations	2.55	1.76	.76	3.33	(.23)
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 16.72	$ 16.46	$ 14.70	$ 13.94	$ 10.61
Total Return A, B	16.58%	11.97%	5.45%	31.39%	(2.12)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.27%	2.35%	2.42%	2.44%
Expenses net of fee waivers, if any	2.25%	2.27%	2.35%	2.42%	2.44%
Expenses net of all reductions	2.14%	2.13%	2.27%	2.37%	2.34%
Net investment income (loss)	(.13)%	(.13)%	(.80)%	(.82)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,661	$ 57,168	$ 59,985	$ 50,358	$ 36,981
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.52	$ 14.74	$ 13.96	$ 10.62	$ 10.83
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	(.10)	(.08)	(.08)
Net realized and unrealized gain (loss)	2.60	1.78	.88	3.42	(.13)
Total from investment operations	2.59	1.78	.78	3.34	(.21)
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.31)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-	-
Net asset value, end of period	$ 16.80	$ 16.52	$ 14.74	$ 13.96	$ 10.62
Total Return A, B	16.75%	12.08%	5.59%	31.45%	(1.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.17%	2.21%	2.33%	2.34%
Expenses net of fee waivers, if any	2.16%	2.17%	2.21%	2.33%	2.34%
Expenses net of all reductions	2.05%	2.04%	2.12%	2.28%	2.24%
Net investment income (loss)	(.03)%	(.03)%	(.66)%	(.73)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,162	$ 67,429	$ 76,412	$ 58,560	$ 37,514
Portfolio turnover rate E	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.70	$ 15.65	$ 14.70	$ 11.08	$ 11.17
Income from Investment Operations
Net investment income (loss) B	.20	.16	.05	.04	.06
Net realized and unrealized gain (loss)	2.80	1.89	.94	3.58	(.15)
Total from investment operations	3.00	2.05	.99	3.62	(.09)
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	(2.24)	-	-	-	-
Total distributions	(2.24)	-	(.04)	-	-
Redemption fees added to paid in capital B	- F	- F	- F	-	-
Net asset value, end of period	$ 18.46	$ 17.70	$ 15.65	$ 14.70	$ 11.08
Total Return A	18.09%	13.10%	6.75%	32.67%	(.81)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.23%	1.21%	1.28%	1.15%
Expenses net of fee waivers, if any	1.04%	1.23%	1.21%	1.28%	1.15%
Expenses net of all reductions	.93%	1.09%	1.13%	1.22%	1.06%
Net investment income (loss)	1.08%	.92%	.34%	.33%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,536	$ 209,278	$ 210,160	$ 246,623	$ 10,577
Portfolio turnover rate D	170%	176%	170%	205%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,829,352
Unrealized depreciation	(5,533,520)
Net unrealized appreciation (depreciation)	25,295,832
Undistributed ordinary income	8,353,227
Undistributed long-term capital gain	64,477,345

Cost for federal income tax purposes	$ 436,167,826

The tax character of distributions paid was as follows:

October 31, 2006
Ordinary Income	$ 3,614,527
Long-term Capital Gains	64,341,523
Total	$ 67,956,050

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $842,327,230 and $1,133,320,897, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 295,470	$ 4,962
Class T	.25%	.25%	1,077,242	356
Class B	.75%	.25%	575,746	432,023
Class C	.75%	.25%	696,176	55,617
			$ 2,644,634	$ 492,958

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006)and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,616
Class T	14,704
Class B*	74,904
Class C*	4,002
$ 115,226

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 376,097.32
Class T	603,526.28
Class B	226,255.39
Class C	204,568.29
Institutional Class	83,027.18
	$ 1,493,473

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $278 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,230,667	4.31%	$ 15,341

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,478 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 3,789

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $550,338 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,337. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 4,537
Class T	827
Class B	384
Class C	19
$ 5,767

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 1,314,737	$ -
Class T	1,864,533	-
Class B	174,253	-
Class C	261,004	-
Total	$ 3,614,527	$ -
From net realized gain
Class A	$ 14,579,264	$ -
Class T	27,296,712	-
Class B	7,653,477	-
Class C	8,994,200	-
Institutional Class	5,817,870	-
Total	$ 64,341,523	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,988,269	2,413,647	$ 34,527,258	$ 40,570,088
Reinvestment of distributions	891,958	-	14,610,279	-
Shares redeemed	(3,230,754)	(2,595,681)	(55,819,320)	(44,108,820)
Net increase (decrease)	(350,527)	(182,034)	$ (6,681,783)	$ (3,538,732)
Class T
Shares sold	2,402,743	3,577,874	$ 41,319,563	$ 59,209,564
Reinvestment of distributions	1,751,812	-	28,379,356	-
Shares redeemed	(6,046,800)	(5,161,647)	(103,769,435)	(85,999,758)
Net increase (decrease)	(1,892,245)	(1,583,773)	$ (34,070,516)	$ (26,790,194)
Class B
Shares sold	302,431	402,612	$ 4,930,361	$ 6,401,315
Reinvestment of distributions	418,785	-	6,495,355	-
Shares redeemed	(1,105,832)	(1,009,638)	(18,120,098)	(16,178,942)
Net increase (decrease)	(384,616)	(607,026)	$ (6,694,382)	$ (9,777,627)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows:

Class C
Shares sold	563,695	752,388	$ 9,212,921	$ 12,070,200
Reinvestment of distributions	507,393	-	7,900,111	-
Shares redeemed	(1,214,249)	(1,854,211)	(19,964,214)	(29,608,554)
Net increase (decrease)	(143,161)	(1,101,823)	$ (2,851,182)	$ (17,538,354)
Institutional Class
Shares sold	476,544	3,829,749	$ 8,549,810	$ 65,566,743
Reinvestment of distributions	255,142	-	4,319,555	-
Shares redeemed	(11,226,497)	(5,438,810)	(204,048,935)	(92,185,520)
Net increase (decrease)	(10,494,811)	(1,609,061)	$ (191,179,570)	$ (26,618,777)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment:1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor International Capital Appreciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor International Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006- present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001- present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor International Capital Appreciation. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/11/06	12/08/06	$.166	$2.903

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $64,653,087, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1206
1.784755.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	0.95%	9.13%	7.27%
Class T (incl. 3.50% sales charge)	3.08%	9.33%	7.28%
Class B (incl. contingent deferred sales charge) B	1.35%	9.30%	7.31%
Class C (incl. contingent deferred sales charge) C	5.38%	9.59%	7.29%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Japan Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 7.11%, 6.81%, 6.35% and 6.38%, respectively (excluding sales charges), trailing the TOPIX. The fund's overweighted exposure to mid- and small-cap stocks held back performance versus the index. On a sector basis, stock selection in information technology hurt, particularly in software and services. My picks in the media segment of the consumer discretionary sector and in industrials also detracted. Security software company Intelligent Wave suffered from a delayed product rollout and a rich valuation. Manufacturing design services provider ARRK also hampered results, as did Hamakyorex, a provider of outsourced logistics services; Access, a maker of Web browsers for cellular phones; and Usen, an online video distribution provider. I sold Intelligent Wave and Usen. Conversely, stock selection helped in telecommunication services. In financials, underweighting banks and overweighting real estate proved beneficial, although weak stock picking in the latter group offset some of the benefits. Softbank, a technology conglomerate, was the fund's top contributor. After the stock's sharp run-up toward the end of 2005, I sold the position to lock in profits. Video game provider Nintendo also aided our results, along with Ise Chemical, a leading supplier of iodine.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 878.60	$ 7.10
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 877.90	$ 8.28
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 875.60	$ 10.64
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 875.80	$ 10.12
HypotheticalA	$ 1,000.00	$ 1,014.42	$ 10.87
Institutional Class
Actual	$ 1,000.00	$ 880.50	$ 5.17
HypotheticalA	$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.14%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Mizuho Financial Group, Inc.	4.3	2.9
Toyota Motor Corp.	4.0	3.3
Sumitomo Mitsui Financial Group, Inc.	3.7	3.6
Canon, Inc.	2.5	1.4
ORIX Corp.	1.7	1.4
Sony Corp.	1.6	0.8
Nissan Motor Co. Ltd.	1.5	1.6
T&D Holdings, Inc.	1.5	1.1
Token Corp.	1.4	1.0
Fujifilm Holdings Corp.	1.4	0.0
	23.6
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	21.8
Consumer Discretionary	23.3	25.8
Information Technology	18.4	17.1
Industrials	13.2	14.5
Materials	8.9	7.4
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 100.1%	Stocks 98.8%
Short-Term Investments and Net Other Assets* (0.1)%	Short-Term Investments and Net Other Assets 1.2%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 23.3%
Auto Components - 1.7%
Musashi Seimitsu Industry Co. Ltd.	49,300	$ 1,247,674
Nippon Seiki Co. Ltd.	50,000	1,194,853
		2,442,527
Automobiles - 5.8%
Nissan Motor Co. Ltd.	181,500	2,174,090
Toyota Motor Corp.	98,800	5,829,200
Yachiyo Industry Co. Ltd.	22,000	508,807
		8,512,097
Distributors - 0.2%
Ohashi Technica, Inc.	33,000	322,777
Diversified Consumer Services - 0.4%
Take & Give Needs Co. Ltd.	545	535,867
Hotels, Restaurants & Leisure - 2.6%
Aeon Fantasy Co. Ltd.	41,100	1,461,833
Kyoritsu Maintenance Co. Ltd. (d)	26,160	617,319
Rex Holdings Co. Ltd.	521	904,266
St. Marc Holdings Co. Ltd.	13,100	875,872
		3,859,290
Household Durables - 4.8%
Daiwa House Industry Co. Ltd.	78,000	1,407,148
First Juken Co. Ltd.	48,100	534,627
Matsushita Electric Industrial Co. Ltd.	39,000	811,200
Sony Corp.	56,400	2,311,272
Token Corp.	26,450	1,996,867
		7,061,114
Internet & Catalog Retail - 0.8%
Rakuten, Inc.	2,608	1,159,508
Leisure Equipment & Products - 1.9%
Aruze Corp.	37,200	772,880
Fujifilm Holdings Corp.	53,800	1,996,341
		2,769,221
Media - 0.9%
Bandai Visual Co. Ltd.	156	489,501
CyberAgent, Inc. (d)	278	361,286
S.M. Entertainment Co. Ltd. (a)	65,925	503,751
		1,354,538
Multiline Retail - 0.4%
Daiei, Inc. (a)(d)	33,200	623,068
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.1%
Alpen Co. Ltd.	24,500	$ 737,346
DCM Japan Holdings Co. Ltd. (a)(d)	55,880	640,212
EDION Corp.	60,000	864,398
Fujitsu Business Systems Ltd.	38,300	612,682
Jeans Mate Corp.	14,220	137,385
Mac House Co. Ltd.	12,700	215,539
Tsutsumi Jewelry Co. Ltd.	18,100	498,307
Workman Co. Ltd.	19,800	761,799
		4,467,668
Textiles, Apparel & Luxury Goods - 0.7%
Asics Corp.	81,000	1,085,217
TOTAL CONSUMER DISCRETIONARY		34,192,892
CONSUMER STAPLES - 6.7%
Beverages - 0.5%
Takara Holdings, Inc. (d)	122,000	762,500
Food & Staples Retailing - 3.7%
Aeon Co. Ltd.	35,800	843,271
Create SD Co. Ltd.	33,900	553,600
Daikokutenbussan Co. Ltd.	54,500	1,129,980
Itochushokuhin Co. Ltd.	18,000	600,205
Kura Corp. Ltd.	150	347,555
UNY Co. Ltd.	52,000	653,112
Valor Co. Ltd.	89,400	1,314,706
		5,442,429
Food Products - 0.9%
Mitsui Sugar Co. Ltd.	151,000	476,394
Nissin Food Products Co. Ltd.	25,600	772,640
		1,249,034
Personal Products - 1.6%
Kobayashi Pharmaceutical Co. Ltd.	21,500	825,368
Mandom Corp. (d)	62,700	1,527,830
		2,353,198
TOTAL CONSUMER STAPLES		9,807,161
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
AOC Holdings, Inc.	59,300	$ 1,074,863
Japan Petroleum Exploration Co. Ltd.	21,100	1,228,548
		2,303,411
FINANCIALS - 23.6%
Capital Markets - 1.7%
Daiwa Securities Group, Inc.	112,000	1,270,725
Japan Asia Investment Co. Ltd.	106,000	593,622
Risa Partners, Inc. (d)	150	698,957
		2,563,304
Commercial Banks - 9.4%
Kansai Urban Banking Corp.	182,000	802,941
Mizuho Financial Group, Inc.	805	6,270,138
Sumitomo Mitsui Financial Group, Inc.	501	5,482,900
Tokyo Tomin Bank Ltd.	32,100	1,306,395
		13,862,374
Consumer Finance - 2.2%
ORIX Corp.	8,770	2,470,687
SFCG Co. Ltd.	3,870	715,699
		3,186,386
Insurance - 2.7%
Sompo Japan Insurance, Inc.	132,000	1,756,088
T&D Holdings, Inc.	29,350	2,145,541
		3,901,629
Real Estate Investment Trusts - 1.0%
Japan Excellent, Inc.	101	538,851
Japan Logistics Fund, Inc.	125	929,805
		1,468,656
Real Estate Management & Development - 6.2%
Aeon Mall Co. Ltd.	16,100	849,325
Joint Corp.	19,700	774,795
Keihanshin Real Estate Co. Ltd.	118,000	799,043
Leopalace21 Corp.	38,900	1,463,406
Mitsubishi Estate Co. Ltd.	79,000	1,891,245
NTT Urban Development Co.	106	915,356
Sankei Building Co. Ltd.	22,700	218,538
Shoei Co.	36,400	1,160,841
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
Tachihi Enterprise Co. Ltd.	15,100	$ 591,296
Yasuragi Co. Ltd. (d)	31,300	406,772
		9,070,617
Thrifts & Mortgage Finance - 0.4%
Atrium Co. Ltd.	18,100	617,468
TOTAL FINANCIALS		34,670,434
HEALTH CARE - 3.9%
Health Care Equipment & Supplies - 1.5%
Miraca Holdings, Inc.	26,500	580,027
Sysmex Corp.	15,200	612,107
Terumo Corp.	25,700	1,039,338
		2,231,472
Life Sciences Tools & Services - 0.4%
Shin Nippon Biomedical Laboratories Ltd.	40,000	660,739
Pharmaceuticals - 2.0%
Daiichi Sankyo Co. Ltd.	53,700	1,597,777
Takeda Pharamaceutical Co. Ltd.	19,800	1,271,358
		2,869,135
TOTAL HEALTH CARE		5,761,346
INDUSTRIALS - 13.2%
Commercial Services & Supplies - 1.2%
ARRK Corp.	58,000	776,077
en-japan, Inc.	88	427,360
The Goodwill Group, Inc.	1,053	609,508
		1,812,945
Construction & Engineering - 1.0%
Commuture Corp.	96,000	785,499
Toenec Corp.	190,000	721,272
		1,506,771
Electrical Equipment - 1.3%
Furukawa Electric Co. Ltd.	80,000	571,135
Sumitomo Electric Industries Ltd.	89,500	1,267,203
		1,838,338
Machinery - 4.3%
Aida Engineering Ltd.	125,000	753,463
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Fanuc Ltd.	11,900	$ 1,032,704
Kato Works Co. Ltd.	127,000	471,255
Miyachi Corp.	49,200	868,656
Nabtesco Corp.	60,000	720,759
Nittoku Engineering Co. Ltd.	56,000	423,734
Organo Corp.	92,000	867,613
Sasakura Engineering Co. Ltd.	79,000	773,384
Tsubakimoto Chain Co.	63,000	335,038
		6,246,606
Marine - 1.4%
Iino Kaiun Kaisha Ltd.	86,300	751,878
Kawasaki Kisen Kaisha Ltd.	178,000	1,266,211
		2,018,089
Road & Rail - 1.2%
Hamakyorex Co. Ltd.	68,700	1,826,753
Trading Companies & Distributors - 2.2%
Mitsui & Co. Ltd.	127,000	1,734,089
Sumitomo Corp.	117,900	1,550,361
		3,284,450
Transportation Infrastructure - 0.6%
The Sumitomo Warehouse Co. Ltd.	115,000	812,158
TOTAL INDUSTRIALS		19,346,110
INFORMATION TECHNOLOGY - 18.4%
Computers & Peripherals - 0.8%
Fujitsu Ltd.	137,000	1,117,459
Electronic Equipment & Instruments - 8.8%
Horiba Ltd.	32,000	930,233
Meiko Electronics Co. Ltd.	23,000	924,248
Nidec Corp.	12,300	941,219
Nidec Sankyo Corp.	67,000	748,136
Nippon Electric Glass Co. Ltd.	68,000	1,465,116
Omron Corp.	54,700	1,412,398
Optoelectronics Co. Ltd.	45,000	1,188,868
Origin Electric Co. Ltd.	65,000	385,687
Osaki Electric Co. Ltd.	95,000	708,276
Seikoh Giken Co. Ltd.	11,700	328,112
SFA Engineering Corp.	16,000	500,928
Shizuki Electric Co., Inc.	127,000	553,780
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Sunx Ltd.	93,000	$ 992,339
V Technology Co. Ltd. (d)	68	331,395
Yaskawa Electric Corp.	68,000	725,581
Yokogawa Electric Corp.	53,700	736,906
		12,873,222
Internet Software & Services - 2.2%
Access Co. Ltd. (a)(d)	220	1,465,287
eAccess Ltd. (d)	1,297	748,525
Telewave, Inc. (d)	527	1,049,855
		3,263,667
IT Services - 0.7%
Saison Information Systems Co. Ltd.	45,600	437,442
TIS, Inc.	27,900	619,019
		1,056,461
Office Electronics - 3.4%
Canon, Inc.	68,800	3,673,232
Konica Minolta Holdings, Inc.	103,000	1,372,042
		5,045,274
Semiconductors & Semiconductor Equipment - 1.1%
Axell Corp.	132	417,579
Micronics Japan Co. Ltd.	12,000	340,629
Phoenix PDE Co. Ltd.	151,880	820,450
		1,578,658
Software - 1.4%
Nintendo Co. Ltd.	6,000	1,227,086
Trend Micro, Inc.	25,500	817,587
		2,044,673
TOTAL INFORMATION TECHNOLOGY		26,979,414
MATERIALS - 8.9%
Chemicals - 6.2%
C. Uyemura & Co. Ltd.	2,200	145,212
Ise Chemical Corp.	127,000	1,172,709
JSR Corp.	51,400	1,292,032
Kuraray Co. Ltd.	57,000	645,246
Lintec Corp.	41,100	938,244
Nippon Parkerizing Co. Ltd.	55,000	971,059
Nippon Soda Co. Ltd. (a)	161,000	850,701
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	168,000	$ 650,684
Tohcello Co. Ltd.	86,000	1,099,265
Tokai Carbon Co. Ltd.	69,000	466,057
Ube Industries Ltd.	274,000	808,225
		9,039,434
Metals & Mining - 2.7%
Hitachi Metals Ltd.	92,000	951,778
Nippon Denko Co. Ltd.	153,000	599,128
Sanyo Special Steel Co. Ltd.	78,000	519,511
Sumitomo Metal Industries Ltd.	339,000	1,275,308
Tokyo Steel Manufacturing Co. Ltd.	43,600	668,016
		4,013,741
TOTAL MATERIALS		13,053,175
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc.	460	704,001
TOTAL COMMON STOCKS (Cost $144,351,339)		146,817,944
Money Market Funds - 4.5%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $6,604,043)	6,604,043	6,604,043
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $150,955,382)		153,421,987
NET OTHER ASSETS - (4.6)%		(6,768,023)
NET ASSETS - 100%		$ 146,653,964
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 80,422
Fidelity Securities Lending Cash Central Fund	214,613
Total	$ 295,035
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $6,064,885 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $6,339,083) - See accompanying schedule: Unaffiliated issuers (cost $144,351,339)	$ 146,817,944
Fidelity Central Funds (cost $6,604,043)	6,604,043
Total Investments (cost $150,955,382)		$ 153,421,987
Receivable for investments sold		4,383,024
Receivable for fund shares sold		250,067
Dividends receivable		487,738
Interest receivable		453
Other receivables		22,057
Total assets		158,565,326

Liabilities
Payable to custodian bank	$ 388,875
Payable for investments purchased	3,440,136
Payable for fund shares redeemed	1,198,848
Accrued management fee	90,304
Distribution fees payable	77,788
Other affiliated payables	43,167
Other payables and accrued expenses	68,201
Collateral on securities loaned, at value	6,604,043
Total liabilities		11,911,362

Net Assets		$ 146,653,964
Net Assets consist of:
Paid in capital		$ 151,329,991
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,135,632)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,459,605
Net Assets		$ 146,653,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,875,579 ÷ 2,505,063 shares)	$ 16.72

Maximum offering price per share (100/94.25 of $16.72)	$ 17.74
Class T: Net Asset Value and redemption price per share ($21,039,209 ÷ 1,278,532 shares)	$ 16.46

Maximum offering price per share (100/96.50 of $16.46)	$ 17.06
Class B: Net Asset Value and offering price per share ($16,120,332 ÷ 1,013,337 shares)A	$ 15.91

Class C: Net Asset Value and offering price per share ($53,845,953 ÷ 3,363,164 shares)A	$ 16.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,772,891 ÷ 805,486 shares)	$ 17.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 1,522,375
Interest		73
Income from Fidelity Central Funds (including $214,613 from security lending)		295,035
		1,817,483
Less foreign taxes withheld		(109,643)
Total income		1,707,840

Expenses
Management fee	$ 1,151,746
Transfer agent fees	452,558
Distribution fees	1,030,449
Accounting and security lending fees	112,647
Custodian fees and expenses	120,892
Independent trustees' compensation	600
Registration fees	70,216
Audit	49,378
Legal	5,796
Miscellaneous	19,350
Total expenses before reductions	3,013,632
Expense reductions	(67,844)	2,945,788
Net investment income (loss)		(1,237,948)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,707,383
Foreign currency transactions	27,143
Total net realized gain (loss)		14,734,526
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,095,641)
Assets and liabilities in foreign currencies	6,987
Total change in net unrealized appreciation (depreciation)		(11,088,654)
Net gain (loss)		3,645,872
Net increase (decrease) in net assets resulting from operations		$ 2,407,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,237,948)	$ (741,278)
Net realized gain (loss)	14,734,526	5,524,736
Change in net unrealized appreciation (depreciation)	(11,088,654)	11,366,758
Net increase (decrease) in net assets resulting from operations	2,407,924	16,150,216
Share transactions - net increase (decrease)	40,871,973	13,972,644
Redemption fees	135,732	38,032
Total increase (decrease) in net assets	43,415,629	30,160,892

Net Assets
Beginning of period	103,238,335	73,077,443
End of period	$ 146,653,964	$ 103,238,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.61	$ 12.64	$ 11.78	$ 8.74	$ 10.18
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.11)	(.07)	(.13)
Net realized and unrealized gain (loss)	1.17	3.04	.95	3.11	(1.31)
Total from investment operations	1.10	2.96	.84	3.04	(1.44)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.72	$ 15.61	$ 12.64	$ 11.78	$ 8.74
Total Return A, B	7.11%	23.50%	7.30%	34.78%	(14.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.62%	1.80%	2.20%	2.13%
Expenses net of fee waivers, if any	1.50%	1.56%	1.75%	1.75%	1.94%
Expenses net of all reductions	1.48%	1.55%	1.75%	1.75%	1.94%
Net investment income (loss)	(.42)%	(.54)%	(.89)%	(.76)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,876	$ 26,169	$ 17,884	$ 8,695	$ 3,380
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 12.51	$ 11.68	$ 8.69	$ 10.17
Income from Investment Operations
Net investment income (loss)C	(.12)	(.11)	(.14)	(.09)	(.15)
Net realized and unrealized gain (loss)	1.16	3.00	.95	3.08	(1.33)
Total from investment operations	1.04	2.89	.81	2.99	(1.48)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.46	$ 15.41	$ 12.51	$ 11.68	$ 8.69
Total Return A, B	6.81%	23.18%	7.11%	34.41%	(14.55)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.97%	2.19%	2.57%	2.45%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.00%	2.19%
Expenses net of all reductions	1.73%	1.80%	2.00%	2.00%	2.18%
Net investment income (loss)	(.67)%	(.79)%	(1.14)%	(1.01)%	(1.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,039	$ 15,610	$ 11,493	$ 11,823	$ 7,731
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 12.21	$ 11.46	$ 8.57	$ 10.07
Income from Investment Operations
Net investment income (loss)C	(.20)	(.17)	(.20)	(.14)	(.20)
Net realized and unrealized gain (loss)	1.14	2.91	.93	3.03	(1.30)
Total from investment operations	.94	2.74	.73	2.89	(1.50)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 15.91	$ 14.96	$ 12.21	$ 11.46	$ 8.57
Total Return A, B	6.35%	22.52%	6.54%	33.72%	(14.90)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.33%	2.43%	2.62%	3.03%	2.90%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.23%	2.30%	2.50%	2.50%	2.68%
Net investment income (loss)	(1.17)%	(1.30)%	(1.64)%	(1.51)%	(2.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,120	$ 18,916	$ 18,218	$ 14,761	$ 10,229
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 12.28	$ 11.52	$ 8.61	$ 10.13
Income from Investment Operations
Net investment income (loss) C	(.18)	(.17)	(.19)	(.14)	(.20)
Net realized and unrealized gain (loss)	1.13	2.93	.93	3.05	(1.32)
Total from investment operations	.95	2.76	.74	2.91	(1.52)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.01	$ 15.05	$ 12.28	$ 11.52	$ 8.61
Total Return A, B	6.38%	22.56%	6.60%	33.80%	(15.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.18%	2.27%	2.44%	2.82%	2.72%
Expenses net of fee waivers, if any	2.18%	2.27%	2.44%	2.50%	2.67%
Expenses net of all reductions	2.16%	2.26%	2.44%	2.49%	2.67%
Net investment income (loss)	(1.10)%	(1.25)%	(1.58)%	(1.51)%	(2.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,846	$ 34,144	$ 21,564	$ 10,374	$ 6,497
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 12.83	$ 11.91	$ 8.82	$ 10.25
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	(.06)	(.05)	(.08)
Net realized and unrealized gain (loss)	1.19	3.08	.96	3.14	(1.35)
Total from investment operations	1.18	3.06	.90	3.09	(1.43)
Redemption fees added to paid in capital B	.02	.01	.02	-	-
Net asset value, end of period	$ 17.10	$ 15.90	$ 12.83	$ 11.91	$ 8.82
Total Return A	7.55%	23.93%	7.72%	35.03%	(13.95)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.12%	1.19%	1.36%	1.67%	1.52%
Expenses net of fee waivers, if any	1.12%	1.19%	1.36%	1.50%	1.51%
Expenses net of all reductions	1.10%	1.17%	1.36%	1.49%	1.51%
Net investment income (loss)	(.04)%	(.17)%	(.50)%	(.51)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,773	$ 8,399	$ 3,919	$ 3,905	$ 5,612
Portfolio turnover rate D	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,005,956
Unrealized depreciation	(12,617,073)
Net unrealized appreciation (depreciation)	1,388,883
Capital loss carryforward	(6,064,885)

Cost for federal income tax purposes	$ 152,033,104

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $171,814,825 and $130,163,730, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 105,241	$ 1,896
Class T	.25%	.25%	114,506	-
Class B	.75%	.25%	214,888	161,268
Class C	.75%	.25%	595,814	352,540
			$ 1,030,449	$ 515,704

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 108,106
Class T	18,269
Class B*	37,904
Class C*	48,525
$ 212,804

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,308.32
Class T	83,906.37
Class B	79,235.37
Class C	131,917.22
Institutional Class	24,192.16
	$ 452,558

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $428 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,248
Class T	1.75%	15,552
Class B	2.25%	16,553
Class C	2.25%	-
Institutional Class	1.25%	-
		$ 40,353

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,491 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	2,415,607	1,120,934	$ 42,848,178	$ 16,117,987
Shares redeemed	(1,587,280)	(859,010)	(27,666,623)	(11,688,765)
Net increase (decrease)	828,327	261,924	$ 15,181,555	$ 4,429,222
Class T
Shares sold	791,936	430,689	$ 13,799,281	$ 6,034,540
Shares redeemed	(526,692)	(336,350)	(8,958,468)	(4,607,590)
Net increase (decrease)	265,244	94,339	$ 4,840,813	$ 1,426,950
Class B
Shares sold	403,589	255,973	$ 6,894,896	$ 3,480,072
Shares redeemed	(654,386)	(483,966)	(10,858,321)	(6,366,382)
Net increase (decrease)	(250,797)	(227,993)	$ (3,963,425)	$ (2,886,310)
Class C
Shares sold	2,456,323	1,191,024	$ 42,041,448	$ 16,663,352
Shares redeemed	(1,361,698)	(679,047)	(22,520,719)	(9,010,210)
Net increase (decrease)	1,094,625	511,977	$ 19,520,729	$ 7,653,142
Institutional Class
Shares sold	594,833	316,545	$ 10,866,389	$ 4,655,271
Shares redeemed	(317,427)	(93,863)	(5,574,088)	(1,305,631)
Net increase (decrease)	277,406	222,682	$ 5,292,301	$ 3,349,640

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Japan (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Japan. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Japan. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Dale Nicholls (38)

Year of Election or Appointment: 2003

Vice President of Advisor Japan. Mr. Nicholls also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Nichols worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Japan. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Japan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Japan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Japan Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1206
1.784756.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	7.55%	10.78%	8.43%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Institutional Class shares returned 7.55%, trailing the TOPIX. The fund's overweighted exposure to mid- and small-cap stocks held back performance versus the index. On a sector basis, stock selection in information technology hurt, particularly in software and services. My picks in the media segment of the consumer discretionary sector and in industrials also detracted. Security software company Intelligent Wave suffered from a delayed product rollout and a rich valuation. Manufacturing design services provider ARRK also hampered results, as did Hamakyorex, a provider of outsourced logistics services; Access, a maker of Web browsers for cellular phones; and Usen, an online video distribution provider. I sold Intelligent Wave and Usen. Conversely, stock selection helped in telecommunication services. In financials, underweighting banks and overweighting real estate proved beneficial, although weak stock picking in the latter group offset some of the benefits. Softbank, a technology conglomerate, was the fund's top contributor. After the stock's sharp run-up toward the end of 2005, I sold the position to lock in profits. Video game provider Nintendo also aided our results, along with Ise Chemical, a leading supplier of iodine.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 878.60	$ 7.10
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 877.90	$ 8.28
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 875.60	$ 10.64
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 875.80	$ 10.12
HypotheticalA	$ 1,000.00	$ 1,014.42	$ 10.87
Institutional Class
Actual	$ 1,000.00	$ 880.50	$ 5.17
HypotheticalA	$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.14%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Mizuho Financial Group, Inc.	4.3	2.9
Toyota Motor Corp.	4.0	3.3
Sumitomo Mitsui Financial Group, Inc.	3.7	3.6
Canon, Inc.	2.5	1.4
ORIX Corp.	1.7	1.4
Sony Corp.	1.6	0.8
Nissan Motor Co. Ltd.	1.5	1.6
T&D Holdings, Inc.	1.5	1.1
Token Corp.	1.4	1.0
Fujifilm Holdings Corp.	1.4	0.0
	23.6
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	21.8
Consumer Discretionary	23.3	25.8
Information Technology	18.4	17.1
Industrials	13.2	14.5
Materials	8.9	7.4
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 100.1%	Stocks 98.8%
Short-Term Investments and Net Other Assets* (0.1)%	Short-Term Investments and Net Other Assets 1.2%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 23.3%
Auto Components - 1.7%
Musashi Seimitsu Industry Co. Ltd.	49,300	$ 1,247,674
Nippon Seiki Co. Ltd.	50,000	1,194,853
		2,442,527
Automobiles - 5.8%
Nissan Motor Co. Ltd.	181,500	2,174,090
Toyota Motor Corp.	98,800	5,829,200
Yachiyo Industry Co. Ltd.	22,000	508,807
		8,512,097
Distributors - 0.2%
Ohashi Technica, Inc.	33,000	322,777
Diversified Consumer Services - 0.4%
Take & Give Needs Co. Ltd.	545	535,867
Hotels, Restaurants & Leisure - 2.6%
Aeon Fantasy Co. Ltd.	41,100	1,461,833
Kyoritsu Maintenance Co. Ltd. (d)	26,160	617,319
Rex Holdings Co. Ltd.	521	904,266
St. Marc Holdings Co. Ltd.	13,100	875,872
		3,859,290
Household Durables - 4.8%
Daiwa House Industry Co. Ltd.	78,000	1,407,148
First Juken Co. Ltd.	48,100	534,627
Matsushita Electric Industrial Co. Ltd.	39,000	811,200
Sony Corp.	56,400	2,311,272
Token Corp.	26,450	1,996,867
		7,061,114
Internet & Catalog Retail - 0.8%
Rakuten, Inc.	2,608	1,159,508
Leisure Equipment & Products - 1.9%
Aruze Corp.	37,200	772,880
Fujifilm Holdings Corp.	53,800	1,996,341
		2,769,221
Media - 0.9%
Bandai Visual Co. Ltd.	156	489,501
CyberAgent, Inc. (d)	278	361,286
S.M. Entertainment Co. Ltd. (a)	65,925	503,751
		1,354,538
Multiline Retail - 0.4%
Daiei, Inc. (a)(d)	33,200	623,068
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.1%
Alpen Co. Ltd.	24,500	$ 737,346
DCM Japan Holdings Co. Ltd. (a)(d)	55,880	640,212
EDION Corp.	60,000	864,398
Fujitsu Business Systems Ltd.	38,300	612,682
Jeans Mate Corp.	14,220	137,385
Mac House Co. Ltd.	12,700	215,539
Tsutsumi Jewelry Co. Ltd.	18,100	498,307
Workman Co. Ltd.	19,800	761,799
		4,467,668
Textiles, Apparel & Luxury Goods - 0.7%
Asics Corp.	81,000	1,085,217
TOTAL CONSUMER DISCRETIONARY		34,192,892
CONSUMER STAPLES - 6.7%
Beverages - 0.5%
Takara Holdings, Inc. (d)	122,000	762,500
Food & Staples Retailing - 3.7%
Aeon Co. Ltd.	35,800	843,271
Create SD Co. Ltd.	33,900	553,600
Daikokutenbussan Co. Ltd.	54,500	1,129,980
Itochushokuhin Co. Ltd.	18,000	600,205
Kura Corp. Ltd.	150	347,555
UNY Co. Ltd.	52,000	653,112
Valor Co. Ltd.	89,400	1,314,706
		5,442,429
Food Products - 0.9%
Mitsui Sugar Co. Ltd.	151,000	476,394
Nissin Food Products Co. Ltd.	25,600	772,640
		1,249,034
Personal Products - 1.6%
Kobayashi Pharmaceutical Co. Ltd.	21,500	825,368
Mandom Corp. (d)	62,700	1,527,830
		2,353,198
TOTAL CONSUMER STAPLES		9,807,161
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
AOC Holdings, Inc.	59,300	$ 1,074,863
Japan Petroleum Exploration Co. Ltd.	21,100	1,228,548
		2,303,411
FINANCIALS - 23.6%
Capital Markets - 1.7%
Daiwa Securities Group, Inc.	112,000	1,270,725
Japan Asia Investment Co. Ltd.	106,000	593,622
Risa Partners, Inc. (d)	150	698,957
		2,563,304
Commercial Banks - 9.4%
Kansai Urban Banking Corp.	182,000	802,941
Mizuho Financial Group, Inc.	805	6,270,138
Sumitomo Mitsui Financial Group, Inc.	501	5,482,900
Tokyo Tomin Bank Ltd.	32,100	1,306,395
		13,862,374
Consumer Finance - 2.2%
ORIX Corp.	8,770	2,470,687
SFCG Co. Ltd.	3,870	715,699
		3,186,386
Insurance - 2.7%
Sompo Japan Insurance, Inc.	132,000	1,756,088
T&D Holdings, Inc.	29,350	2,145,541
		3,901,629
Real Estate Investment Trusts - 1.0%
Japan Excellent, Inc.	101	538,851
Japan Logistics Fund, Inc.	125	929,805
		1,468,656
Real Estate Management & Development - 6.2%
Aeon Mall Co. Ltd.	16,100	849,325
Joint Corp.	19,700	774,795
Keihanshin Real Estate Co. Ltd.	118,000	799,043
Leopalace21 Corp.	38,900	1,463,406
Mitsubishi Estate Co. Ltd.	79,000	1,891,245
NTT Urban Development Co.	106	915,356
Sankei Building Co. Ltd.	22,700	218,538
Shoei Co.	36,400	1,160,841
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
Tachihi Enterprise Co. Ltd.	15,100	$ 591,296
Yasuragi Co. Ltd. (d)	31,300	406,772
		9,070,617
Thrifts & Mortgage Finance - 0.4%
Atrium Co. Ltd.	18,100	617,468
TOTAL FINANCIALS		34,670,434
HEALTH CARE - 3.9%
Health Care Equipment & Supplies - 1.5%
Miraca Holdings, Inc.	26,500	580,027
Sysmex Corp.	15,200	612,107
Terumo Corp.	25,700	1,039,338
		2,231,472
Life Sciences Tools & Services - 0.4%
Shin Nippon Biomedical Laboratories Ltd.	40,000	660,739
Pharmaceuticals - 2.0%
Daiichi Sankyo Co. Ltd.	53,700	1,597,777
Takeda Pharamaceutical Co. Ltd.	19,800	1,271,358
		2,869,135
TOTAL HEALTH CARE		5,761,346
INDUSTRIALS - 13.2%
Commercial Services & Supplies - 1.2%
ARRK Corp.	58,000	776,077
en-japan, Inc.	88	427,360
The Goodwill Group, Inc.	1,053	609,508
		1,812,945
Construction & Engineering - 1.0%
Commuture Corp.	96,000	785,499
Toenec Corp.	190,000	721,272
		1,506,771
Electrical Equipment - 1.3%
Furukawa Electric Co. Ltd.	80,000	571,135
Sumitomo Electric Industries Ltd.	89,500	1,267,203
		1,838,338
Machinery - 4.3%
Aida Engineering Ltd.	125,000	753,463
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Fanuc Ltd.	11,900	$ 1,032,704
Kato Works Co. Ltd.	127,000	471,255
Miyachi Corp.	49,200	868,656
Nabtesco Corp.	60,000	720,759
Nittoku Engineering Co. Ltd.	56,000	423,734
Organo Corp.	92,000	867,613
Sasakura Engineering Co. Ltd.	79,000	773,384
Tsubakimoto Chain Co.	63,000	335,038
		6,246,606
Marine - 1.4%
Iino Kaiun Kaisha Ltd.	86,300	751,878
Kawasaki Kisen Kaisha Ltd.	178,000	1,266,211
		2,018,089
Road & Rail - 1.2%
Hamakyorex Co. Ltd.	68,700	1,826,753
Trading Companies & Distributors - 2.2%
Mitsui & Co. Ltd.	127,000	1,734,089
Sumitomo Corp.	117,900	1,550,361
		3,284,450
Transportation Infrastructure - 0.6%
The Sumitomo Warehouse Co. Ltd.	115,000	812,158
TOTAL INDUSTRIALS		19,346,110
INFORMATION TECHNOLOGY - 18.4%
Computers & Peripherals - 0.8%
Fujitsu Ltd.	137,000	1,117,459
Electronic Equipment & Instruments - 8.8%
Horiba Ltd.	32,000	930,233
Meiko Electronics Co. Ltd.	23,000	924,248
Nidec Corp.	12,300	941,219
Nidec Sankyo Corp.	67,000	748,136
Nippon Electric Glass Co. Ltd.	68,000	1,465,116
Omron Corp.	54,700	1,412,398
Optoelectronics Co. Ltd.	45,000	1,188,868
Origin Electric Co. Ltd.	65,000	385,687
Osaki Electric Co. Ltd.	95,000	708,276
Seikoh Giken Co. Ltd.	11,700	328,112
SFA Engineering Corp.	16,000	500,928
Shizuki Electric Co., Inc.	127,000	553,780
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Sunx Ltd.	93,000	$ 992,339
V Technology Co. Ltd. (d)	68	331,395
Yaskawa Electric Corp.	68,000	725,581
Yokogawa Electric Corp.	53,700	736,906
		12,873,222
Internet Software & Services - 2.2%
Access Co. Ltd. (a)(d)	220	1,465,287
eAccess Ltd. (d)	1,297	748,525
Telewave, Inc. (d)	527	1,049,855
		3,263,667
IT Services - 0.7%
Saison Information Systems Co. Ltd.	45,600	437,442
TIS, Inc.	27,900	619,019
		1,056,461
Office Electronics - 3.4%
Canon, Inc.	68,800	3,673,232
Konica Minolta Holdings, Inc.	103,000	1,372,042
		5,045,274
Semiconductors & Semiconductor Equipment - 1.1%
Axell Corp.	132	417,579
Micronics Japan Co. Ltd.	12,000	340,629
Phoenix PDE Co. Ltd.	151,880	820,450
		1,578,658
Software - 1.4%
Nintendo Co. Ltd.	6,000	1,227,086
Trend Micro, Inc.	25,500	817,587
		2,044,673
TOTAL INFORMATION TECHNOLOGY		26,979,414
MATERIALS - 8.9%
Chemicals - 6.2%
C. Uyemura & Co. Ltd.	2,200	145,212
Ise Chemical Corp.	127,000	1,172,709
JSR Corp.	51,400	1,292,032
Kuraray Co. Ltd.	57,000	645,246
Lintec Corp.	41,100	938,244
Nippon Parkerizing Co. Ltd.	55,000	971,059
Nippon Soda Co. Ltd. (a)	161,000	850,701
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	168,000	$ 650,684
Tohcello Co. Ltd.	86,000	1,099,265
Tokai Carbon Co. Ltd.	69,000	466,057
Ube Industries Ltd.	274,000	808,225
		9,039,434
Metals & Mining - 2.7%
Hitachi Metals Ltd.	92,000	951,778
Nippon Denko Co. Ltd.	153,000	599,128
Sanyo Special Steel Co. Ltd.	78,000	519,511
Sumitomo Metal Industries Ltd.	339,000	1,275,308
Tokyo Steel Manufacturing Co. Ltd.	43,600	668,016
		4,013,741
TOTAL MATERIALS		13,053,175
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc.	460	704,001
TOTAL COMMON STOCKS (Cost $144,351,339)		146,817,944
Money Market Funds - 4.5%

Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $6,604,043)	6,604,043	6,604,043
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $150,955,382)		153,421,987
NET OTHER ASSETS - (4.6)%		(6,768,023)
NET ASSETS - 100%		$ 146,653,964
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 80,422
Fidelity Securities Lending Cash Central Fund	214,613
Total	$ 295,035
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $6,064,885 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $6,339,083) - See accompanying schedule: Unaffiliated issuers (cost $144,351,339)	$ 146,817,944
Fidelity Central Funds (cost $6,604,043)	6,604,043
Total Investments (cost $150,955,382)		$ 153,421,987
Receivable for investments sold		4,383,024
Receivable for fund shares sold		250,067
Dividends receivable		487,738
Interest receivable		453
Other receivables		22,057
Total assets		158,565,326

Liabilities
Payable to custodian bank	$ 388,875
Payable for investments purchased	3,440,136
Payable for fund shares redeemed	1,198,848
Accrued management fee	90,304
Distribution fees payable	77,788
Other affiliated payables	43,167
Other payables and accrued expenses	68,201
Collateral on securities loaned, at value	6,604,043
Total liabilities		11,911,362

Net Assets		$ 146,653,964
Net Assets consist of:
Paid in capital		$ 151,329,991
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,135,632)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,459,605
Net Assets		$ 146,653,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($41,875,579 ÷ 2,505,063 shares)	$ 16.72

Maximum offering price per share (100/94.25 of $16.72)	$ 17.74
Class T: Net Asset Value and redemption price per share ($21,039,209 ÷ 1,278,532 shares)	$ 16.46

Maximum offering price per share (100/96.50 of $16.46)	$ 17.06
Class B: Net Asset Value and offering price per share ($16,120,332 ÷ 1,013,337 shares)A	$ 15.91

Class C: Net Asset Value and offering price per share ($53,845,953 ÷ 3,363,164 shares)A	$ 16.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,772,891 ÷ 805,486 shares)	$ 17.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 1,522,375
Interest		73
Income from Fidelity Central Funds (including $214,613 from security lending)		295,035
		1,817,483
Less foreign taxes withheld		(109,643)
Total income		1,707,840

Expenses
Management fee	$ 1,151,746
Transfer agent fees	452,558
Distribution fees	1,030,449
Accounting and security lending fees	112,647
Custodian fees and expenses	120,892
Independent trustees' compensation	600
Registration fees	70,216
Audit	49,378
Legal	5,796
Miscellaneous	19,350
Total expenses before reductions	3,013,632
Expense reductions	(67,844)	2,945,788
Net investment income (loss)		(1,237,948)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,707,383
Foreign currency transactions	27,143
Total net realized gain (loss)		14,734,526
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,095,641)
Assets and liabilities in foreign currencies	6,987
Total change in net unrealized appreciation (depreciation)		(11,088,654)
Net gain (loss)		3,645,872
Net increase (decrease) in net assets resulting from operations		$ 2,407,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,237,948)	$ (741,278)
Net realized gain (loss)	14,734,526	5,524,736
Change in net unrealized appreciation (depreciation)	(11,088,654)	11,366,758
Net increase (decrease) in net assets resulting from operations	2,407,924	16,150,216
Share transactions - net increase (decrease)	40,871,973	13,972,644
Redemption fees	135,732	38,032
Total increase (decrease) in net assets	43,415,629	30,160,892

Net Assets
Beginning of period	103,238,335	73,077,443
End of period	$ 146,653,964	$ 103,238,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.61	$ 12.64	$ 11.78	$ 8.74	$ 10.18
Income from Investment Operations
Net investment income (loss) C	(.07)	(.08)	(.11)	(.07)	(.13)
Net realized and unrealized gain (loss)	1.17	3.04	.95	3.11	(1.31)
Total from investment operations	1.10	2.96	.84	3.04	(1.44)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.72	$ 15.61	$ 12.64	$ 11.78	$ 8.74
Total Return A, B	7.11%	23.50%	7.30%	34.78%	(14.15)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.62%	1.80%	2.20%	2.13%
Expenses net of fee waivers, if any	1.50%	1.56%	1.75%	1.75%	1.94%
Expenses net of all reductions	1.48%	1.55%	1.75%	1.75%	1.94%
Net investment income (loss)	(.42)%	(.54)%	(.89)%	(.76)%	(1.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,876	$ 26,169	$ 17,884	$ 8,695	$ 3,380
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 12.51	$ 11.68	$ 8.69	$ 10.17
Income from Investment Operations
Net investment income (loss)C	(.12)	(.11)	(.14)	(.09)	(.15)
Net realized and unrealized gain (loss)	1.16	3.00	.95	3.08	(1.33)
Total from investment operations	1.04	2.89	.81	2.99	(1.48)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.46	$ 15.41	$ 12.51	$ 11.68	$ 8.69
Total Return A, B	6.81%	23.18%	7.11%	34.41%	(14.55)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.97%	2.19%	2.57%	2.45%
Expenses net of fee waivers, if any	1.75%	1.81%	2.00%	2.00%	2.19%
Expenses net of all reductions	1.73%	1.80%	2.00%	2.00%	2.18%
Net investment income (loss)	(.67)%	(.79)%	(1.14)%	(1.01)%	(1.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,039	$ 15,610	$ 11,493	$ 11,823	$ 7,731
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 12.21	$ 11.46	$ 8.57	$ 10.07
Income from Investment Operations
Net investment income (loss)C	(.20)	(.17)	(.20)	(.14)	(.20)
Net realized and unrealized gain (loss)	1.14	2.91	.93	3.03	(1.30)
Total from investment operations	.94	2.74	.73	2.89	(1.50)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 15.91	$ 14.96	$ 12.21	$ 11.46	$ 8.57
Total Return A, B	6.35%	22.52%	6.54%	33.72%	(14.90)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.33%	2.43%	2.62%	3.03%	2.90%
Expenses net of fee waivers, if any	2.25%	2.31%	2.50%	2.50%	2.69%
Expenses net of all reductions	2.23%	2.30%	2.50%	2.50%	2.68%
Net investment income (loss)	(1.17)%	(1.30)%	(1.64)%	(1.51)%	(2.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,120	$ 18,916	$ 18,218	$ 14,761	$ 10,229
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 12.28	$ 11.52	$ 8.61	$ 10.13
Income from Investment Operations
Net investment income (loss) C	(.18)	(.17)	(.19)	(.14)	(.20)
Net realized and unrealized gain (loss)	1.13	2.93	.93	3.05	(1.32)
Total from investment operations	.95	2.76	.74	2.91	(1.52)
Redemption fees added to paid in capital C	.01	.01	.02	-	-
Net asset value, end of period	$ 16.01	$ 15.05	$ 12.28	$ 11.52	$ 8.61
Total Return A, B	6.38%	22.56%	6.60%	33.80%	(15.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.18%	2.27%	2.44%	2.82%	2.72%
Expenses net of fee waivers, if any	2.18%	2.27%	2.44%	2.50%	2.67%
Expenses net of all reductions	2.16%	2.26%	2.44%	2.49%	2.67%
Net investment income (loss)	(1.10)%	(1.25)%	(1.58)%	(1.51)%	(2.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,846	$ 34,144	$ 21,564	$ 10,374	$ 6,497
Portfolio turnover rate E	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 12.83	$ 11.91	$ 8.82	$ 10.25
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	(.06)	(.05)	(.08)
Net realized and unrealized gain (loss)	1.19	3.08	.96	3.14	(1.35)
Total from investment operations	1.18	3.06	.90	3.09	(1.43)
Redemption fees added to paid in capital B	.02	.01	.02	-	-
Net asset value, end of period	$ 17.10	$ 15.90	$ 12.83	$ 11.91	$ 8.82
Total Return A	7.55%	23.93%	7.72%	35.03%	(13.95)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.12%	1.19%	1.36%	1.67%	1.52%
Expenses net of fee waivers, if any	1.12%	1.19%	1.36%	1.50%	1.51%
Expenses net of all reductions	1.10%	1.17%	1.36%	1.49%	1.51%
Net investment income (loss)	(.04)%	(.17)%	(.50)%	(.51)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,773	$ 8,399	$ 3,919	$ 3,905	$ 5,612
Portfolio turnover rate D	83%	89%	83%	99%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,005,956
Unrealized depreciation	(12,617,073)
Net unrealized appreciation (depreciation)	1,388,883
Capital loss carryforward	(6,064,885)

Cost for federal income tax purposes	$ 152,033,104

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $171,814,825 and $130,163,730, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 105,241	$ 1,896
Class T	.25%	.25%	114,506	-
Class B	.75%	.25%	214,888	161,268
Class C	.75%	.25%	595,814	352,540
			$ 1,030,449	$ 515,704

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 108,106
Class T	18,269
Class B*	37,904
Class C*	48,525
$ 212,804

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,308.32
Class T	83,906.37
Class B	79,235.37
Class C	131,917.22
Institutional Class	24,192.16
	$ 452,558

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $428 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,248
Class T	1.75%	15,552
Class B	2.25%	16,553
Class C	2.25%	-
Institutional Class	1.25%	-
		$ 40,353

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,491 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	2,415,607	1,120,934	$ 42,848,178	$ 16,117,987
Shares redeemed	(1,587,280)	(859,010)	(27,666,623)	(11,688,765)
Net increase (decrease)	828,327	261,924	$ 15,181,555	$ 4,429,222
Class T
Shares sold	791,936	430,689	$ 13,799,281	$ 6,034,540
Shares redeemed	(526,692)	(336,350)	(8,958,468)	(4,607,590)
Net increase (decrease)	265,244	94,339	$ 4,840,813	$ 1,426,950
Class B
Shares sold	403,589	255,973	$ 6,894,896	$ 3,480,072
Shares redeemed	(654,386)	(483,966)	(10,858,321)	(6,366,382)
Net increase (decrease)	(250,797)	(227,993)	$ (3,963,425)	$ (2,886,310)
Class C
Shares sold	2,456,323	1,191,024	$ 42,041,448	$ 16,663,352
Shares redeemed	(1,361,698)	(679,047)	(22,520,719)	(9,010,210)
Net increase (decrease)	1,094,625	511,977	$ 19,520,729	$ 7,653,142
Institutional Class
Shares sold	594,833	316,545	$ 10,866,389	$ 4,655,271
Shares redeemed	(317,427)	(93,863)	(5,574,088)	(1,305,631)
Net increase (decrease)	277,406	222,682	$ 5,292,301	$ 3,349,640

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Japan (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006- present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Japan. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Japan. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Dale Nicholls (38)

Year of Election or Appointment: 2003

Vice President of Advisor Japan. Mr. Nicholls also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Nichols worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Japan. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Japan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Japan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Japan Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1206
1.784757.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	31.23%	27.79%	9.18%
Class T (incl. 3.50% sales charge) B	34.01%	28.07%	9.25%
Class B (incl. contingent deferred sales charge) C	33.23%	28.21%	9.29%
Class C (incl. contingent deferred sales charge) D	37.10%	28.37%	9.29%
A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower.

Annual Report

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class B shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class C shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Class T on October 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from David Urquhart, who became Portfolio Manager of Fidelity® Advisor Korea Fund on July 1, 2006

The South Korean equity market outpaced its U.S. counterparts for the 12 months ending October 31, 2006, as the Korea Composite Stock Price Index (KOSPI) gained 30.22% during that time. The market's advance, a continuation of the bull run that began in 2003, was underpinned by global investors' attraction to cheap valuations and evidence that the Korean economy was recovering strongly. Also fueling the rally was the renewed enthusiasm of local investors for owning stocks. There was a sharp sell-off during May and June corresponding to a similar move in U.S. markets, as investors became risk-averse due to tightening monetary policy and fears of a slowdown in the United States, domestic earnings downgrades, corporate governance issues and heightened geopolitical risks tied to a missile test by North Korea in October. However, the KOSPI managed to recover most of its losses by period end.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 39.24%, 38.87%, 38.23% and 38.10%, respectively (excluding sales charges), beating the KOSPI. The appreciation of the won, Korea's currency, versus the U.S. dollar accounted for almost one-third of the fund's gains in absolute terms. Among sectors, industrials was a key contributor and a sector I boosted substantially while trimming exposure to financials and consumer discretionary. Specifically, the fund was helped by shipbuilder Hyundai Mipo Dockyard, whose shares were aided by a rebound in ship prices and new orders. Within financials, banking stocks Kookmin Bank and Woori Finance added value, benefiting from improved earnings expectations. In technology, Samsung Electronics - the fund's largest holding - and Internet search engine NHN further helped performance. Conversely, Infraware - a provider of software for Web printing optimization and other solutions - and SSCP, which manufactures various materials for electrical products and other applications, detracted largely due to deteriorating profits tied to the won's substantial appreciation. I sold both stocks. LG.Philips LCD, a leading supplier of large panels for flat-panel displays, was hurt by weaker-than-expected television panel prices.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 952.70	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 951.60	$ 9.10
HypotheticalA	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 949.80	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 949.40	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 954.10	$ 6.65
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	11.2	9.7
Kookmin Bank	6.2	4.1
Woori Finance Holdings Co. Ltd.	4.5	2.5
Hyundai Mipo Dockyard Co. Ltd.	4.4	2.1
POSCO	4.0	3.6
Taewoong Co. Ltd.	3.6	2.1
LG Telecom Ltd.	3.3	2.4
Orion Corp.	3.3	0.6
Hynix Semiconductor, Inc.	3.3	1.8
Shinsegae Co. Ltd.	3.2	1.8
	47.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	28.7	24.6
Information Technology	21.8	17.2
Financials	15.7	23.2
Consumer Discretionary	9.6	11.1
Telecommunication Services	6.7	4.7
Consumer Staples	6.7	3.9
Materials	4.0	5.5
Energy	3.2	3.1
Utilities	0.7	3.9
Health Care	0.6	1.7
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.7%	Stocks 98.9%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.4%
Hyundai Mobis	8,980	$ 876,795
INZI Controls Co. Ltd.	70,820	567,462
		1,444,257
Automobiles - 0.7%
Hyundai Motor Co.	5,380	437,366
Diversified Consumer Services - 1.9%
YBM Sisa.com, Inc.	52,613	1,136,295
Household Durables - 2.9%
LG Electronics, Inc.	5,790	350,257
Woongjin Coway Co. Ltd.	51,630	1,356,160
		1,706,417
Multiline Retail - 1.2%
Hyundai Department Store Co. Ltd.	8,795	736,456
Textiles, Apparel & Luxury Goods - 0.5%
Cheil Industries, Inc.	7,080	294,546
TOTAL CONSUMER DISCRETIONARY		5,755,337
CONSUMER STAPLES - 6.7%
Beverages - 1.1%
Lotte Chilsung Beverage Co. Ltd.	510	643,014
Food & Staples Retailing - 3.2%
Shinsegae Co. Ltd.	3,346	1,928,233
Household Products - 2.4%
LG Household & Health Care Ltd.	15,310	1,413,605
TOTAL CONSUMER STAPLES		3,984,852
ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
SK Corp.	26,270	1,926,512
FINANCIALS - 15.7%
Commercial Banks - 13.1%
Industrial Bank of Korea	39,550	692,571
Kookmin Bank	46,920	3,729,696
Shinhan Financial Group Co. Ltd.	15,852	730,983
Woori Finance Holdings Co. Ltd.	126,650	2,708,407
		7,861,657
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 2.6%
Korean Reinsurance Co.	51,587	$ 583,074
Samsung Fire & Marine Insurance Co. Ltd.	6,110	946,733
		1,529,807
TOTAL FINANCIALS		9,391,464
HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
Hanmi Pharm Co. Ltd.	2,901	326,353
INDUSTRIALS - 28.7%
Construction & Engineering - 7.3%
Hyundai Engineering & Construction Co. Ltd. (a)	23,960	1,340,081
Kyeryong Construction Industrial Co. Ltd.	41,690	1,707,862
Samsung Engineering Co. Ltd.	29,450	1,348,652
		4,396,595
Electrical Equipment - 1.1%
LS Industrial Systems Ltd.	18,350	632,926
Industrial Conglomerates - 5.2%
Orion Corp.	7,320	1,981,002
Samsung Techwin Co. Ltd.	28,030	1,106,623
		3,087,625
Machinery - 13.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	38,270	1,230,651
Doosan Infracore Co. Ltd.	65,050	1,253,019
Hyundai Heavy Industries Co. Ltd.	4,910	721,714
Hyundai Mipo Dockyard Co. Ltd.	19,920	2,642,610
Taewoong Co. Ltd.	77,296	2,136,970
		7,984,964
Trading Companies & Distributors - 0.7%
Daewoo International Corp.	11,570	448,188
Transportation Infrastructure - 1.1%
Macquarie Korea Infrastructure Fund	93,430	634,600
TOTAL INDUSTRIALS		17,184,898
INFORMATION TECHNOLOGY - 21.8%
Electronic Equipment & Instruments - 4.3%
LG.Philips LCD Co. Ltd. (a)	21,910	697,585
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Samsung Electro-Mechanics Co. Ltd. (a)	16,180	$ 686,866
SFA Engineering Corp.	37,450	1,172,486
		2,556,937
Internet Software & Services - 3.0%
NHN Corp.	18,079	1,793,989
Semiconductors & Semiconductor Equipment - 14.5%
Hynix Semiconductor, Inc. (a)	54,340	1,972,329
Samsung Electronics Co. Ltd.	10,404	6,746,446
		8,718,775
TOTAL INFORMATION TECHNOLOGY		13,069,701
MATERIALS - 4.0%
Metals & Mining - 4.0%
POSCO	8,650	2,400,609
TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 1.2%
LG Dacom Corp.	29,650	689,132
Wireless Telecommunication Services - 5.5%
LG Telecom Ltd. (a)	173,121	2,002,672
SK Telecom Co. Ltd.	6,040	1,310,883
		3,313,555
TOTAL TELECOMMUNICATION SERVICES		4,002,687
UTILITIES - 0.7%
Electric Utilities - 0.7%
Korea Electric Power Corp.	11,370	439,234
TOTAL COMMON STOCKS (Cost $46,159,167)		58,481,647
Money Market Funds - 3.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b) (Cost $2,147,430)	2,147,430	$ 2,147,430
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $48,306,597)		60,629,077
NET OTHER ASSETS - (1.3)%		(754,707)
NET ASSETS - 100%		$ 59,874,370
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 70,920

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,159,167)	$ 58,481,647
Fidelity Central Funds (cost $2,147,430)	2,147,430
Total Investments (cost $48,306,597)		$ 60,629,077
Receivable for fund shares sold		38,202
Interest receivable		9,789
Receivable from investment adviser for expense reductions		5,855
Other receivables		28,907
Total assets		60,711,830

Liabilities
Payable for fund shares redeemed	$ 658,202
Accrued management fee	41,393
Distribution fees payable	25,353
Other affiliated payables	18,509
Other payables and accrued expenses	94,003
Total liabilities		837,460

Net Assets		$ 59,874,370
Net Assets consist of:
Paid in capital		$ 47,042,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		509,767
Net unrealized appreciation (depreciation) on investments		12,322,480
Net Assets		$ 59,874,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,541,298 ÷ 1,222,544 shares)	$ 24.16

Maximum offering price per share (100/94.25 of $24.16)	$ 25.63
Class T: Net Asset Value and redemption price per share ($5,800,243 ÷ 243,789 shares)	$ 23.79

Maximum offering price per share (100/96.50 of $23.79)	$ 24.65
Class B: Net Asset Value and offering price per share ($8,587,114 ÷ 372,281 shares)A	$ 23.07

Class C: Net Asset Value and offering price per share ($11,280,675 ÷ 488,988 shares)A	$ 23.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,665,040 ÷ 189,999 shares)	$ 24.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 672,147
Interest		299
Income from Fidelity Central Funds		70,920
		743,366
Less foreign taxes withheld		(107,085)
Total income		636,281
Expenses
Management fee	$ 494,335
Transfer agent fees	184,117
Distribution fees	300,349
Accounting fees and expenses	33,311
Custodian fees and expenses	86,805
Independent trustees' compensation	221
Registration fees	60,776
Audit	91,664
Legal	2,540
Miscellaneous	7,566
Total expenses before reductions	1,261,684
Expense reductions	(259,605)	1,002,079
Net investment income (loss)		(365,798)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,784,770
Foreign currency transactions	(89,484)
Total net realized gain (loss)		7,695,286
Change in net unrealized appreciation (depreciation) on: Investment securities	5,279,632
Assets and liabilities in foreign currencies	253
Total change in net unrealized appreciation (depreciation)		5,279,885
Net gain (loss)		12,975,171
Net increase (decrease) in net assets resulting from operations		$ 12,609,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (365,798)	$ 18,688
Net realized gain (loss)	7,695,286	4,688,869
Change in net unrealized appreciation (depreciation)	5,279,885	2,369,955
Net increase (decrease) in net assets resulting from operations	12,609,373	7,077,512
Distributions to shareholders from net investment income	(30,239)	-
Distributions to shareholders from net realized gain	(35,505)	-
Total distributions	(65,744)	-
Share transactions - net increase (decrease)	19,189,578	3,922,676
Redemption fees	89,251	12,538
Total increase (decrease) in net assets	31,822,458	11,012,726

Net Assets
Beginning of period	28,051,912	17,039,186
End of period (including undistributed net investment income of $0 and $18,689, respectively)	$ 59,874,370	$ 28,051,912

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.40	$ 11.93	$ 11.07	$ 9.05	$ 6.70
Income from Investment Operations
Net investment income (loss) C	(.08)	.04	(.06)	.01	(.11)
Net realized and unrealized gain (loss)	6.87	5.42	.91	2.01	2.46
Total from investment operations	6.79	5.46	.85	2.02	2.35
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.06)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 24.16	$ 17.40	$ 11.93	$ 11.07	$ 9.05
Total Return A, B	39.24%	45.85%	7.77%	22.32%	35.07%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	2.25%	2.76%	2.85%	2.48%
Expenses net of fee waivers, if any	1.60%	1.69%	2.00%	2.00%	2.08%
Expenses net of all reductions	1.41%	1.65%	2.00%	2.00%	2.06%
Net investment income (loss)	(.36)%	.28%	(.50)%	.12%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,541	$ 15,566	$ 12,309	$ 12,187	$ 11,946
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.15	$ 11.78	$ 10.96	$ 8.99	$ 6.67
Income from Investment Operations
Net investment income (loss) C	(.14)	.01	(.09)	(.01)	(.14)
Net realized and unrealized gain (loss)	6.77	5.35	.90	1.98	2.46
Total from investment operations	6.63	5.36	.81	1.97	2.32
Distributions from net realized gain	(.02)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.79	$ 17.15	$ 11.78	$ 10.96	$ 8.99
Total Return A,B	38.87%	45.59%	7.48%	21.91%	34.78%
Ratios to Average Net Assets D,F
Expenses before reductions	2.23%	2.67%	3.54%	3.74%	3.02%
Expenses net of fee waivers, if any	1.85%	1.91%	2.25%	2.25%	2.33%
Expenses net of all reductions	1.66%	1.87%	2.25%	2.25%	2.31%
Net investment income (loss)	(.61)%	.06%	(.75)%	(.13)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,800	$ 3,407	$ 1,383	$ 1,223	$ 2,718
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 11.53	$ 10.78	$ 8.88	$ 6.62
Income from Investment Operations
Net investment income (loss) C	(.24)	(.07)	(.14)	(.06)	(.19)
Net realized and unrealized gain (loss)	6.59	5.22	.88	1.96	2.45
Total from investment operations	6.35	5.15	.74	1.90	2.26
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.07	$ 16.69	$ 11.53	$ 10.78	$ 8.88
Total Return A,B	38.23%	44.75%	6.96%	21.40%	34.14%
Ratios to Average Net Assets D,F
Expenses before reductions	2.64%	3.06%	3.63%	4.08%	3.48%
Expenses net of fee waivers, if any	2.35%	2.42%	2.75%	2.75%	2.83%
Expenses net of all reductions	2.16%	2.38%	2.75%	2.75%	2.81%
Net investment income (loss)	(1.11)%	(.45)%	(1.25)%	(.63)%	(1.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,587	$ 4,384	$ 2,279	$ 1,175	$ 1,313
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.71	$ 11.53	$ 10.79	$ 8.89	$ 6.62
Income from Investment Operations
Net investment income (loss) C	(.24)	(.06)	(.14)	(.06)	(.19)
Net realized and unrealized gain (loss)	6.58	5.23	.87	1.96	2.46
Total from investment operations	6.34	5.17	.73	1.90	2.27
Distributions from net realized gain	(.01)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.07	$ 16.71	$ 11.53	$ 10.79	$ 8.89
Total Return A,B	38.10%	44.93%	6.86%	21.37%	34.29%
Ratios to Average Net Assets D,F
Expenses before reductions	2.56%	3.00%	3.63%	3.82%	3.35%
Expenses net of fee waivers, if any	2.35%	2.39%	2.75%	2.75%	2.83%
Expenses net of all reductions	2.16%	2.35%	2.75%	2.75%	2.81%
Net investment income (loss)	(1.11)%	(.42)%	(1.25)%	(.63)%	(1.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,281	$ 3,994	$ 759	$ 531	$ 804
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.65	$ 12.06	$ 11.16	$ 9.11	$ 6.72
Income from Investment Operations
Net investment income (loss) B	(.03)	.09	(.03)	.04	(.08)
Net realized and unrealized gain (loss)	6.97	5.49	.92	2.01	2.47
Total from investment operations	6.94	5.58	.89	2.05	2.39
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.07)	-	-	-	-
Redemption fees added to paid in capital B	.03	.01	.01	-	-
Net asset value, end of period	$ 24.55	$ 17.65	$ 12.06	$ 11.16	$ 9.11
Total Return A	39.53%	46.35%	8.06%	22.50%	35.57%
Ratios to Average Net Assets C,E
Expenses before reductions	1.50%	1.93%	2.74%	3.11%	2.22%
Expenses net of fee waivers, if any	1.35%	1.42%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.16%	1.37%	1.75%	1.75%	1.80%
Net investment income (loss)	(.11)%	.55%	(.25)%	.38%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,665	$ 701	$ 309	$ 177	$ 2,127
Portfolio turnover rate D	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,172,967
Unrealized depreciation	(940,282)
Net unrealized appreciation (depreciation)	12,232,685
Undistributed long-term capital gain	599,618
Cost for federal income tax purposes	$ 48,396,392

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 65,744	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $94,913,591 and $77,529,573, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,903	$ 6,595
Class T	.25%	.25%	30,448	65
Class B	.75%	.25%	79,422	59,612
Class C	.75%	.25%	113,576	87,454
			$ 300,349	$ 153,726

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 88,989
Class T	4,891
Class B *	20,325
Class C *	19,420
$ 133,625

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 88,587.29
Class T	26,561.44
Class B	28,346.36
Class C	30,568.27
Institutional Class	10,055.23
	$ 184,117

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $157 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 68,298
Class T	1.85%	22,988
Class B	2.35%	23,116
Class C	2.35%	23,343
Institutional Class	1.35%	6,517
		$ 144,262

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $115,343 for the period.

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 27,615	$ -
Institutional Class	2,624	-
Total	$ 30,239	$ -
From net realized gain
Class A	$ 27,605	$ -
Class T	4,672	-
Class C	1,500	-
Institutional Class	1,728	-
Total	$ 35,505	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,185,931	315,971	$ 27,173,864	$ 5,103,008
Reinvestment of distributions	1,638	-	34,559	-
Shares redeemed	(859,524)	(453,614)	(20,245,636)	(6,594,615)
Net increase (decrease)	328,045	(137,643)	$ 6,962,787	$ (1,491,607)
Class T
Shares sold	207,888	121,022	$ 4,716,540	$ 1,916,252
Reinvestment of distributions	218	-	4,462	-
Shares redeemed	(162,980)	(39,702)	(3,660,914)	(581,562)
Net increase (decrease)	45,126	81,320	$ 1,060,088	$ 1,334,690
Class B
Shares sold	278,751	104,588	$ 6,095,750	$ 1,605,843
Shares redeemed	(169,082)	(39,679)	(3,759,331)	(574,572)
Net increase (decrease)	109,669	64,909	$ 2,336,419	$ 1,031,271
Class C
Shares sold	597,257	216,863	$ 13,005,755	$ 3,448,329
Reinvestment of distributions	42	-	846	-
Shares redeemed	(347,404)	(43,585)	(7,601,699)	(665,109)
Net increase (decrease)	249,895	173,278	$ 5,404,902	$ 2,783,220
Institutional Class
Shares sold	321,017	43,042	$ 7,443,455	$ 703,285
Reinvestment of distributions	106	-	2,296	-
Shares redeemed	(170,833)	(28,985)	(4,020,369)	(438,183)
Net increase (decrease)	150,290	14,057	$ 3,425,382	$ 265,102

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Korea (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Korea. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Korea. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

David Urquhart (40)

Year of Election or Appointment: 2006

Vice President of Advisor Korea. Prior to assuming his current responsibilities, Mr. Urquhart worked as a research analyst, country fund manager, and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Korea. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Korea. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Korea. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Korea. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Korea. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.222	$.24
Class T	12/04/06	12/01/06	$.165	$.24
Class B	12/04/06	12/01/06	$.070	$.24
Class C	12/04/06	12/01/06	$.032	$.24

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $613,944 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/05	$.102	$.0523
	12/30/05	$.009	$ -
Class T	12/05/05	$.074	$.0523
Class C	12/05/05	$.057	$.0523

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Korea Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Korean issuers. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Korea Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKOR-UANN-1206
1.784758.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	39.53%	29.66%	10.00%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from David Urquhart, who became Portfolio Manager of Fidelity®Advisor Korea Fund on July 1, 2006

The South Korean equity market outpaced its U.S. counterparts for the 12 months ending October 31, 2006, as the Korea Composite Stock Price Index (KOSPI) gained 30.22% during that time. The market's advance, a continuation of the bull run that began in 2003, was underpinned by global investors' attraction to cheap valuations and evidence that the Korean economy was recovering strongly. Also fueling the rally was the renewed enthusiasm of local investors for owning stocks. There was a sharp sell-off during May and June corresponding to a similar move in U.S. markets, as investors became risk-averse due to tightening monetary policy and fears of a slowdown in the United States, domestic earnings downgrades, corporate governance issues and heightened geopolitical risks tied to a missile test by North Korea in October. However, the KOSPI managed to recover most of its losses by period end.

The fund's Institutional Class shares returned 39.53% during the past year, outperforming the KOSPI. The appreciation of the won, Korea's currency, versus the U.S. dollar accounted for almost one-third of the fund's gains in absolute terms. Among sectors, industrials was a key contributor and a sector I boosted substantially while trimming exposure to financials and consumer discretionary. Specifically, the fund was helped by shipbuilder Hyundai Mipo Dockyard, whose shares were aided by a rebound in ship prices and new orders. Within financials, banking stocks Kookmin Bank and Woori Finance added value, benefiting from improved earnings expectations. In technology, Samsung Electronics - the fund's largest holding - and Internet search engine NHN further helped performance. Conversely, Infraware - a provider of software for Web printing optimization and other solutions - and SSCP, which manufactures various materials for electrical products and other applications, detracted largely due to deteriorating profits tied to the won's substantial appreciation. I sold both stocks. LG.Philips LCD, a leading supplier of large panels for flat-panel displays, was hurt by weaker-than-expected television panel prices.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 952.70	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 951.60	$ 9.10
HypotheticalA	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 949.80	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 949.40	$ 11.55
HypotheticalA	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 954.10	$ 6.65
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	11.2	9.7
Kookmin Bank	6.2	4.1
Woori Finance Holdings Co. Ltd.	4.5	2.5
Hyundai Mipo Dockyard Co. Ltd.	4.4	2.1
POSCO	4.0	3.6
Taewoong Co. Ltd.	3.6	2.1
LG Telecom Ltd.	3.3	2.4
Orion Corp.	3.3	0.6
Hynix Semiconductor, Inc.	3.3	1.8
Shinsegae Co. Ltd.	3.2	1.8
	47.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	28.7	24.6
Information Technology	21.8	17.2
Financials	15.7	23.2
Consumer Discretionary	9.6	11.1
Telecommunication Services	6.7	4.7
Consumer Staples	6.7	3.9
Materials	4.0	5.5
Energy	3.2	3.1
Utilities	0.7	3.9
Health Care	0.6	1.7
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.7%	Stocks 98.9%
Short-Term Investments and Net Other Assets 2.3%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.4%
Hyundai Mobis	8,980	$ 876,795
INZI Controls Co. Ltd.	70,820	567,462
		1,444,257
Automobiles - 0.7%
Hyundai Motor Co.	5,380	437,366
Diversified Consumer Services - 1.9%
YBM Sisa.com, Inc.	52,613	1,136,295
Household Durables - 2.9%
LG Electronics, Inc.	5,790	350,257
Woongjin Coway Co. Ltd.	51,630	1,356,160
		1,706,417
Multiline Retail - 1.2%
Hyundai Department Store Co. Ltd.	8,795	736,456
Textiles, Apparel & Luxury Goods - 0.5%
Cheil Industries, Inc.	7,080	294,546
TOTAL CONSUMER DISCRETIONARY		5,755,337
CONSUMER STAPLES - 6.7%
Beverages - 1.1%
Lotte Chilsung Beverage Co. Ltd.	510	643,014
Food & Staples Retailing - 3.2%
Shinsegae Co. Ltd.	3,346	1,928,233
Household Products - 2.4%
LG Household & Health Care Ltd.	15,310	1,413,605
TOTAL CONSUMER STAPLES		3,984,852
ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
SK Corp.	26,270	1,926,512
FINANCIALS - 15.7%
Commercial Banks - 13.1%
Industrial Bank of Korea	39,550	692,571
Kookmin Bank	46,920	3,729,696
Shinhan Financial Group Co. Ltd.	15,852	730,983
Woori Finance Holdings Co. Ltd.	126,650	2,708,407
		7,861,657
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 2.6%
Korean Reinsurance Co.	51,587	$ 583,074
Samsung Fire & Marine Insurance Co. Ltd.	6,110	946,733
		1,529,807
TOTAL FINANCIALS		9,391,464
HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
Hanmi Pharm Co. Ltd.	2,901	326,353
INDUSTRIALS - 28.7%
Construction & Engineering - 7.3%
Hyundai Engineering & Construction Co. Ltd. (a)	23,960	1,340,081
Kyeryong Construction Industrial Co. Ltd.	41,690	1,707,862
Samsung Engineering Co. Ltd.	29,450	1,348,652
		4,396,595
Electrical Equipment - 1.1%
LS Industrial Systems Ltd.	18,350	632,926
Industrial Conglomerates - 5.2%
Orion Corp.	7,320	1,981,002
Samsung Techwin Co. Ltd.	28,030	1,106,623
		3,087,625
Machinery - 13.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	38,270	1,230,651
Doosan Infracore Co. Ltd.	65,050	1,253,019
Hyundai Heavy Industries Co. Ltd.	4,910	721,714
Hyundai Mipo Dockyard Co. Ltd.	19,920	2,642,610
Taewoong Co. Ltd.	77,296	2,136,970
		7,984,964
Trading Companies & Distributors - 0.7%
Daewoo International Corp.	11,570	448,188
Transportation Infrastructure - 1.1%
Macquarie Korea Infrastructure Fund	93,430	634,600
TOTAL INDUSTRIALS		17,184,898
INFORMATION TECHNOLOGY - 21.8%
Electronic Equipment & Instruments - 4.3%
LG.Philips LCD Co. Ltd. (a)	21,910	697,585
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Samsung Electro-Mechanics Co. Ltd. (a)	16,180	$ 686,866
SFA Engineering Corp.	37,450	1,172,486
		2,556,937
Internet Software & Services - 3.0%
NHN Corp.	18,079	1,793,989
Semiconductors & Semiconductor Equipment - 14.5%
Hynix Semiconductor, Inc. (a)	54,340	1,972,329
Samsung Electronics Co. Ltd.	10,404	6,746,446
		8,718,775
TOTAL INFORMATION TECHNOLOGY		13,069,701
MATERIALS - 4.0%
Metals & Mining - 4.0%
POSCO	8,650	2,400,609
TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 1.2%
LG Dacom Corp.	29,650	689,132
Wireless Telecommunication Services - 5.5%
LG Telecom Ltd. (a)	173,121	2,002,672
SK Telecom Co. Ltd.	6,040	1,310,883
		3,313,555
TOTAL TELECOMMUNICATION SERVICES		4,002,687
UTILITIES - 0.7%
Electric Utilities - 0.7%
Korea Electric Power Corp.	11,370	439,234
TOTAL COMMON STOCKS (Cost $46,159,167)		58,481,647
Money Market Funds - 3.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b) (Cost $2,147,430)	2,147,430	$ 2,147,430
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $48,306,597)		60,629,077
NET OTHER ASSETS - (1.3)%		(754,707)
NET ASSETS - 100%		$ 59,874,370
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 70,920

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,159,167)	$ 58,481,647
Fidelity Central Funds (cost $2,147,430)	2,147,430
Total Investments (cost $48,306,597)		$ 60,629,077
Receivable for fund shares sold		38,202
Interest receivable		9,789
Receivable from investment adviser for expense reductions		5,855
Other receivables		28,907
Total assets		60,711,830

Liabilities
Payable for fund shares redeemed	$ 658,202
Accrued management fee	41,393
Distribution fees payable	25,353
Other affiliated payables	18,509
Other payables and accrued expenses	94,003
Total liabilities		837,460

Net Assets		$ 59,874,370
Net Assets consist of:
Paid in capital		$ 47,042,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		509,767
Net unrealized appreciation (depreciation) on investments		12,322,480
Net Assets		$ 59,874,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,541,298 ÷ 1,222,544 shares)	$ 24.16

Maximum offering price per share (100/94.25 of $24.16)	$ 25.63
Class T: Net Asset Value and redemption price per share ($5,800,243 ÷ 243,789 shares)	$ 23.79

Maximum offering price per share (100/96.50 of $23.79)	$ 24.65
Class B: Net Asset Value and offering price per share ($8,587,114 ÷ 372,281 shares)A	$ 23.07

Class C: Net Asset Value and offering price per share ($11,280,675 ÷ 488,988 shares)A	$ 23.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,665,040 ÷ 189,999 shares)	$ 24.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 672,147
Interest		299
Income from Fidelity Central Funds		70,920
		743,366
Less foreign taxes withheld		(107,085)
Total income		636,281
Expenses
Management fee	$ 494,335
Transfer agent fees	184,117
Distribution fees	300,349
Accounting fees and expenses	33,311
Custodian fees and expenses	86,805
Independent trustees' compensation	221
Registration fees	60,776
Audit	91,664
Legal	2,540
Miscellaneous	7,566
Total expenses before reductions	1,261,684
Expense reductions	(259,605)	1,002,079
Net investment income (loss)		(365,798)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,784,770
Foreign currency transactions	(89,484)
Total net realized gain (loss)		7,695,286
Change in net unrealized appreciation (depreciation) on: Investment securities	5,279,632
Assets and liabilities in foreign currencies	253
Total change in net unrealized appreciation (depreciation)		5,279,885
Net gain (loss)		12,975,171
Net increase (decrease) in net assets resulting from operations		$ 12,609,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (365,798)	$ 18,688
Net realized gain (loss)	7,695,286	4,688,869
Change in net unrealized appreciation (depreciation)	5,279,885	2,369,955
Net increase (decrease) in net assets resulting from operations	12,609,373	7,077,512
Distributions to shareholders from net investment income	(30,239)	-
Distributions to shareholders from net realized gain	(35,505)	-
Total distributions	(65,744)	-
Share transactions - net increase (decrease)	19,189,578	3,922,676
Redemption fees	89,251	12,538
Total increase (decrease) in net assets	31,822,458	11,012,726

Net Assets
Beginning of period	28,051,912	17,039,186
End of period (including undistributed net investment income of $0 and $18,689, respectively)	$ 59,874,370	$ 28,051,912

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.40	$ 11.93	$ 11.07	$ 9.05	$ 6.70
Income from Investment Operations
Net investment income (loss) C	(.08)	.04	(.06)	.01	(.11)
Net realized and unrealized gain (loss)	6.87	5.42	.91	2.01	2.46
Total from investment operations	6.79	5.46	.85	2.02	2.35
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.06)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 24.16	$ 17.40	$ 11.93	$ 11.07	$ 9.05
Total Return A, B	39.24%	45.85%	7.77%	22.32%	35.07%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	2.25%	2.76%	2.85%	2.48%
Expenses net of fee waivers, if any	1.60%	1.69%	2.00%	2.00%	2.08%
Expenses net of all reductions	1.41%	1.65%	2.00%	2.00%	2.06%
Net investment income (loss)	(.36)%	.28%	(.50)%	.12%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,541	$ 15,566	$ 12,309	$ 12,187	$ 11,946
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.15	$ 11.78	$ 10.96	$ 8.99	$ 6.67
Income from Investment Operations
Net investment income (loss) C	(.14)	.01	(.09)	(.01)	(.14)
Net realized and unrealized gain (loss)	6.77	5.35	.90	1.98	2.46
Total from investment operations	6.63	5.36	.81	1.97	2.32
Distributions from net realized gain	(.02)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.79	$ 17.15	$ 11.78	$ 10.96	$ 8.99
Total Return A,B	38.87%	45.59%	7.48%	21.91%	34.78%
Ratios to Average Net Assets D,F
Expenses before reductions	2.23%	2.67%	3.54%	3.74%	3.02%
Expenses net of fee waivers, if any	1.85%	1.91%	2.25%	2.25%	2.33%
Expenses net of all reductions	1.66%	1.87%	2.25%	2.25%	2.31%
Net investment income (loss)	(.61)%	.06%	(.75)%	(.13)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,800	$ 3,407	$ 1,383	$ 1,223	$ 2,718
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 11.53	$ 10.78	$ 8.88	$ 6.62
Income from Investment Operations
Net investment income (loss) C	(.24)	(.07)	(.14)	(.06)	(.19)
Net realized and unrealized gain (loss)	6.59	5.22	.88	1.96	2.45
Total from investment operations	6.35	5.15	.74	1.90	2.26
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.07	$ 16.69	$ 11.53	$ 10.78	$ 8.88
Total Return A,B	38.23%	44.75%	6.96%	21.40%	34.14%
Ratios to Average Net Assets D,F
Expenses before reductions	2.64%	3.06%	3.63%	4.08%	3.48%
Expenses net of fee waivers, if any	2.35%	2.42%	2.75%	2.75%	2.83%
Expenses net of all reductions	2.16%	2.38%	2.75%	2.75%	2.81%
Net investment income (loss)	(1.11)%	(.45)%	(1.25)%	(.63)%	(1.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,587	$ 4,384	$ 2,279	$ 1,175	$ 1,313
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.71	$ 11.53	$ 10.79	$ 8.89	$ 6.62
Income from Investment Operations
Net investment income (loss) C	(.24)	(.06)	(.14)	(.06)	(.19)
Net realized and unrealized gain (loss)	6.58	5.23	.87	1.96	2.46
Total from investment operations	6.34	5.17	.73	1.90	2.27
Distributions from net realized gain	(.01)	-	-	-	-
Redemption fees added to paid in capital C	.03	.01	.01	-	-
Net asset value, end of period	$ 23.07	$ 16.71	$ 11.53	$ 10.79	$ 8.89
Total Return A,B	38.10%	44.93%	6.86%	21.37%	34.29%
Ratios to Average Net Assets D,F
Expenses before reductions	2.56%	3.00%	3.63%	3.82%	3.35%
Expenses net of fee waivers, if any	2.35%	2.39%	2.75%	2.75%	2.83%
Expenses net of all reductions	2.16%	2.35%	2.75%	2.75%	2.81%
Net investment income (loss)	(1.11)%	(.42)%	(1.25)%	(.63)%	(1.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,281	$ 3,994	$ 759	$ 531	$ 804
Portfolio turnover rate E	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.65	$ 12.06	$ 11.16	$ 9.11	$ 6.72
Income from Investment Operations
Net investment income (loss) B	(.03)	.09	(.03)	.04	(.08)
Net realized and unrealized gain (loss)	6.97	5.49	.92	2.01	2.47
Total from investment operations	6.94	5.58	.89	2.05	2.39
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.07)	-	-	-	-
Redemption fees added to paid in capital B	.03	.01	.01	-	-
Net asset value, end of period	$ 24.55	$ 17.65	$ 12.06	$ 11.16	$ 9.11
Total Return A	39.53%	46.35%	8.06%	22.50%	35.57%
Ratios to Average Net Assets C,E
Expenses before reductions	1.50%	1.93%	2.74%	3.11%	2.22%
Expenses net of fee waivers, if any	1.35%	1.42%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.16%	1.37%	1.75%	1.75%	1.80%
Net investment income (loss)	(.11)%	.55%	(.25)%	.38%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,665	$ 701	$ 309	$ 177	$ 2,127
Portfolio turnover rate D	133%	97%	77%	127%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,172,967
Unrealized depreciation	(940,282)
Net unrealized appreciation (depreciation)	12,232,685
Undistributed long-term capital gain	599,618
Cost for federal income tax purposes	$ 48,396,392

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 65,744	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $94,913,591 and $77,529,573, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,903	$ 6,595
Class T	.25%	.25%	30,448	65
Class B	.75%	.25%	79,422	59,612
Class C	.75%	.25%	113,576	87,454
			$ 300,349	$ 153,726

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 88,989
Class T	4,891
Class B *	20,325
Class C *	19,420
$ 133,625

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 88,587.29
Class T	26,561.44
Class B	28,346.36
Class C	30,568.27
Institutional Class	10,055.23
	$ 184,117

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $157 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 68,298
Class T	1.85%	22,988
Class B	2.35%	23,116
Class C	2.35%	23,343
Institutional Class	1.35%	6,517
		$ 144,262

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $115,343 for the period.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 27,615	$ -
Institutional Class	2,624	-
Total	$ 30,239	$ -
From net realized gain
Class A	$ 27,605	$ -
Class T	4,672	-
Class C	1,500	-
Institutional Class	1,728	-
Total	$ 35,505	$ -

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,185,931	315,971	$ 27,173,864	$ 5,103,008
Reinvestment of distributions	1,638	-	34,559	-
Shares redeemed	(859,524)	(453,614)	(20,245,636)	(6,594,615)
Net increase (decrease)	328,045	(137,643)	$ 6,962,787	$ (1,491,607)
Class T
Shares sold	207,888	121,022	$ 4,716,540	$ 1,916,252
Reinvestment of distributions	218	-	4,462	-
Shares redeemed	(162,980)	(39,702)	(3,660,914)	(581,562)
Net increase (decrease)	45,126	81,320	$ 1,060,088	$ 1,334,690
Class B
Shares sold	278,751	104,588	$ 6,095,750	$ 1,605,843
Shares redeemed	(169,082)	(39,679)	(3,759,331)	(574,572)
Net increase (decrease)	109,669	64,909	$ 2,336,419	$ 1,031,271
Class C
Shares sold	597,257	216,863	$ 13,005,755	$ 3,448,329
Reinvestment of distributions	42	-	846	-
Shares redeemed	(347,404)	(43,585)	(7,601,699)	(665,109)
Net increase (decrease)	249,895	173,278	$ 5,404,902	$ 2,783,220
Institutional Class
Shares sold	321,017	43,042	$ 7,443,455	$ 703,285
Reinvestment of distributions	106	-	2,296	-
Shares redeemed	(170,833)	(28,985)	(4,020,369)	(438,183)
Net increase (decrease)	150,290	14,057	$ 3,425,382	$ 265,102

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Korea (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Korea. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Korea. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

David Urquhart (40)

Year of Election or Appointment: 2006

Vice President of Advisor Korea. Prior to assuming his current responsibilities, Mr. Urquhart worked as a research analyst, country fund manager, and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Korea. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Korea. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Korea. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Korea. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Korea. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Korea. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.286	$0.24

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $613,944 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/05	$.102	$.0523
	12/30/05	$.017	-

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Korea Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Korean issuers. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Korea Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKORI-UANN-1206
1.784759.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	35.28%	31.77%	18.68%
Class T (incl. 3.50% sales charge)	38.10%	32.04%	18.76%
Class B (incl. contingent deferred sales charge) B	37.36%	32.21%	18.83%
Class C (incl. contingent deferred sales charge) C	41.38%	32.34%	18.71%

A From December 21, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini and Adam Kutas, Co-Portfolio Managers of Fidelity® Advisor Latin America Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 43.54%, 43.11%, 42.36% and 42.38%, respectively (excluding sales charges), outperforming the 38.47% return of the MSCI Emerging Markets - Latin America index. Security selection in materials and telecommunication services boosted performance versus the index, as did stock selection in and an overweighting of industrials. Stock picking in Brazil also contributed. On an absolute basis, favorable currency movements helped lift performance. Conversely, a modest cash position, an underweighting and poor stock selection in energy, and weak results from the fund's small stake in U.S. stocks detracted from relative performance. Top individual contributors included steel companies Usiminas and Siderurgica Nacional from Brazil and Gerdau AmeriSteel (traded on the Toronto Stock Exchange and not held at period end); Brazilian airline TAM; copper producer Grupo Mexico; and Brazilian retailer Lojas Renner. Underweightings in Telefonos de Mexico and energy stocks Petrobras from Brazil and Luxembourg-based Tenaris dampened returns, as did holding Chilean materials firm CIA Acero del Pacifico.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,019.40	$ 7.63
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,018.20	$ 8.90
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,015.40	$ 11.43
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,015.50	$ 11.43
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,020.60	$ 6.37
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	11.5	9.1
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	6.0	5.9
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.4	5.3
Banco Itau Holding Financeira SA (Brazil, Commercial Banks)	4.8	4.3
Banco Bradesco SA (Brazil, Commercial Banks)	4.7	4.8
	32.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.9	31.6
Financials	16.5	14.2
Telecommunication Services	14.2	14.6
Energy	10.4	10.2
Industrials	10.1	6.1
Top Five Countries
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	53.9	54.1
Mexico	34.4	32.0
Chile	6.3	5.7
Spain	0.8	0.4
United States of America	0.7	0.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.3%	Stocks 96.4%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 3.6%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Brazil - 53.9%
AES Tiete SA (PN) (non-vtg.)	17,136,300	$ 434,931
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	37,404	2,057,968
Banco Bradesco SA:
(PN)	60,028	2,129,438
(PN) sponsored ADR (non-vtg.) (d)	117,300	4,198,167
Banco Itau Holding Financeira SA:
(PN) (non-vtg.)	111,890	3,682,284
sponsored ADR (non-vtg.)	81,000	2,689,200
Banco Nossa Caixa SA	37,900	902,271
Brascan Residential Properties SA	67,800	544,680
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	39,900	1,742,034
sponsored ADR	2,860	112,598
Companhia de Saneamento de Minas Minas Gerais	51,800	483,644
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	41,500	1,293,555
Companhia Vale do Rio Doce:
(PN-A)	17,700	379,711
(PN-A) sponsored ADR (non-vtg.)	124,600	2,706,312
sponsored ADR	140,300	3,569,232
Confab Industrial SA (PN) (non-vtg.)	125,497	239,154
Cosan SA Industria E Comercio	32,400	553,872
CSU Cardsystem SA sponsored ADR (e)	2,667	46,339
Diagnosticos da America SA (a)	31,000	610,878
Duratex SA (PN)	85,900	1,036,738
Eletropaulo Metropolitana SA (PN-B) (a)	12,460,000	552,814
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	29,600	1,232,248
Embratel Participacoes SA sponsored ADR	34,500	561,660
Energias do Brasil SA	25,600	353,330
Gafisa SA (a)	63,500	925,362
Klabin SA (PN) (non-vtg.)	231,900	500,410
Localiza Rent a Car SA	17,500	434,844
Lojas Renner SA	87,400	1,089,949
Medial Saude SA	74,500	755,091
Natura Cosmeticos SA	48,800	668,977
Perdigao SA (ON)	29,800	343,793
Petroleo Brasileiro SA Petrobras:
(ON)	8,300	183,174
(PN) (non-vtg.)	130,300	2,616,955
(PN) sponsored ADR (non-vtg.)	66,000	5,343,360
sponsored ADR	64,400	5,716,144
Profarma Distribuidora de Produtos Farmaceuticos SA	22,000	277,440
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Submarino SA	81,300	$ 1,659,796
TAM SA:
(PN) (ltd.-vtg.)	111,900	3,407,697
(PN) sponsored ADR (ltd. vtg.)	43,800	1,338,090
Terna Participacoes SA unit	15,800	166,634
Totvs SA	40,200	846,810
Tractebel Energia SA	79,900	636,289
Uniao de Bancos Brasileiros SA (Unibanco):
unit	16,600	131,110
GDR	74,500	5,866,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	63,200	2,145,730
Vivo Participacoes SA (PN) sponsored ADR	384,500	1,341,905
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,980	73,298
sponsored ADR (non-vtg.)	176,550	3,222,038
TOTAL BRAZIL		71,804,829
Cayman Islands - 0.6%
Apex Silver Mines Ltd. (a)	50,600	799,480
Chile - 6.3%
Compania Acero del Pacifico SA	155,003	2,001,551
Compania de Telecomunicaciones de Chile SA sponsored ADR	14,400	108,864
Compania Sudamericana de Vapores	158,894	201,281
Empresa Nacional de Electricidad SA sponsored ADR	33,200	1,081,324
Enersis SA sponsored ADR	60,125	829,124
Inversiones Aguas Metropolitanas SA ADR (e)	64,500	1,424,840
Lan Airlines SA sponsored ADR	60,900	2,627,835
Vina Concha y Toro SA sponsored ADR	6,385	197,935
TOTAL CHILE		8,472,754
Mexico - 34.4%
Alsea SA de CV	121,600	583,436
America Movil SA de CV Series L sponsored ADR	357,000	15,304,589
AXTEL SA de CV unit	148,495	317,577
Cemex SA de CV sponsored ADR	233,234	7,169,613
Corporacion Geo SA de CV Series B (a)	387,600	1,792,305
Fomento Economico Mexicano SA de CV sponsored ADR	45,121	4,362,749
Gruma SA de CV Series B	140,200	460,055
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	62,100	2,343,654
Grupo Mexico SA de CV Series B	355,522	1,242,980
Grupo Televisa SA de CV	62,800	310,599
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Televisa SA de CV (CPO) sponsored ADR	163,856	$ 4,043,966
Industrias Penoles SA de CV	97,700	808,345
Sare Holding SA de CV Series B (a)	258,200	309,230
Telefonos de Mexico SA de CV Series L sponsored ADR	51,802	1,367,055
Urbi, Desarrollos Urbanos, SA de CV (a)	347,900	1,066,231
Wal-Mart de Mexico SA de CV Series V	1,255,790	4,375,327
TOTAL MEXICO		45,857,711
Panama - 0.6%
Copa Holdings SA Class A	21,100	799,690
Spain - 0.8%
Banco Bilbao Vizcaya Argentaria SA	12,800	309,760
Banco Santander Central Hispano SA	42,300	732,128
TOTAL SPAIN		1,041,888
United States of America - 0.7%
Newmont Mining Corp.	20,500	928,035
TOTAL COMMON STOCKS (Cost $95,243,444)		129,704,387
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 5.34% (b)	2,824,807	2,824,807
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	4,277,800	4,277,800
TOTAL MONEY MARKET FUNDS (Cost $7,102,607)		7,102,607
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $102,346,051)		136,806,994
NET OTHER ASSETS - (2.6)%		(3,496,281)
NET ASSETS - 100%		$ 133,310,713
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,471,179 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 198,641
Fidelity Securities Lending Cash Central Fund	32,702
Total	$ 231,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $4,194,588) - See accompanying schedule: Unaffiliated issuers (cost $95,243,444)	$ 129,704,387
Fidelity Central Funds (cost $7,102,607)	7,102,607
Total Investments (cost $102,346,051)		$ 136,806,994
Cash		50,232
Foreign currency held at value (cost $13,424)		13,414
Receivable for investments sold		748,854
Receivable for fund shares sold		553,538
Dividends receivable		254,504
Interest receivable		22,821
Other receivables		4,526
Total assets		138,454,883

Liabilities
Payable for investments purchased	$ 410,973
Payable for fund shares redeemed	209,452
Accrued management fee	83,859
Distribution fees payable	57,872
Other affiliated payables	39,075
Other payables and accrued expenses	65,139
Collateral on securities loaned, at value	4,277,800
Total liabilities		5,144,170

Net Assets		$ 133,310,713
Net Assets consist of:
Paid in capital		$ 95,518,213
Undistributed net investment income		1,189,745
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,140,393
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,462,362
Net Assets		$ 133,310,713

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($56,661,677 ÷ 1,496,907 shares)	$ 37.85

Maximum offering price per share (100/94.25 of $37.85)	$ 40.16
Class T: Net Asset Value and redemption price per share ($23,722,600 ÷ 631,593 shares)	$ 37.56

Maximum offering price per share (100/96.50 of $37.56)	$ 38.92
Class B: Net Asset Value and offering price per share ($17,402,334 ÷ 471,964 shares) A	$ 36.87

Class C: Net Asset Value and offering price per share ($29,189,388 ÷ 794,580 shares) A	$ 36.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,334,714 ÷ 164,276 shares)	$ 38.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 3,127,060
Interest		148
Income from Fidelity Central Funds		231,343
		3,358,551
Less foreign taxes withheld		(236,051)
Total income		3,122,500

Expenses
Management fee	$ 702,975
Transfer agent fees	329,020
Distribution fees	537,101
Accounting and security lending fees	58,854
Custodian fees and expenses	121,629
Independent trustees' compensation	348
Registration fees	69,754
Audit	48,409
Legal	2,340
Miscellaneous	14,355
Total expenses before reductions	1,884,785
Expense reductions	(141,420)	1,743,365
Net investment income (loss)		1,379,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,267,559
Foreign currency transactions	(21,887)
Total net realized gain (loss)		2,245,672
Change in net unrealized appreciation (depreciation) on: Investment securities	21,268,954
Assets and liabilities in foreign currencies	335
Total change in net unrealized appreciation (depreciation)		21,269,289
Net gain (loss)		23,514,961
Net increase (decrease) in net assets resulting from operations		$ 24,894,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,379,135	$ 412,836
Net realized gain (loss)	2,245,672	1,459,060
Change in net unrealized appreciation (depreciation)	21,269,289	10,529,164
Net increase (decrease) in net assets resulting from operations	24,894,096	12,401,060
Distributions to shareholders from net investment income	(538,516)	(118,538)
Distributions to shareholders from net realized gain	(1,061,609)	-
Total distributions	(1,600,125)	(118,538)
Share transactions - net increase (decrease)	63,902,874	20,231,894
Redemption fees	173,927	57,593
Total increase (decrease) in net assets	87,370,772	32,572,009

Net Assets
Beginning of period	45,939,941	13,367,932
End of period (including undistributed net investment income of $1,189,745 and undistributed net investment income of $389,525, respectively)	$ 133,310,713	$ 45,939,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.16	$ 16.72	$ 12.49	$ 8.29	$ 9.62
Income from Investment Operations
Net investment income (loss) C	.58	.42	.24	.12	.09
Net realized and unrealized gain (loss)	10.94	10.14	4.09	4.17	(1.30)
Total from investment operations	11.52	10.56	4.33	4.29	(1.21)
Distributions from net investment income	(.34)	(.17)	(.11)	(.09)	(.12)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.89)	(.17)	(.11)	(.09)	(.12)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 37.85	$ 27.16	$ 16.72	$ 12.49	$ 8.29
Total Return A, B	43.54%	63.94%	34.98%	52.29%	(12.87)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.62%	1.93%	3.07%	5.92%	5.99%
Expenses net of fee waivers, if any	1.50%	1.56%	2.02%	2.02%	2.15%
Expenses net of all reductions	1.47%	1.50%	1.98%	2.02%	2.12%
Net investment income (loss)	1.70%	1.88%	1.63%	1.22%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,662	$ 13,736	$ 1,954	$ 918	$ 428
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.98	$ 16.63	$ 12.44	$ 8.24	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.49	.36	.20	.10	.06
Net realized and unrealized gain (loss)	10.86	10.09	4.07	4.16	(1.30)
Total from investment operations	11.35	10.45	4.27	4.26	(1.24)
Distributions from net investment income	(.28)	(.15)	(.09)	(.06)	(.09)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.83)	(.15)	(.09)	(.06)	(.09)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 37.56	$ 26.98	$ 16.63	$ 12.44	$ 8.24
Total Return A, B	43.11%	63.57%	34.59%	52.06%	(13.18)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	2.26%	3.47%	6.58%	6.65%
Expenses net of fee waivers, if any	1.75%	1.82%	2.27%	2.27%	2.40%
Expenses net of all reductions	1.72%	1.77%	2.23%	2.27%	2.37%
Net investment income (loss)	1.45%	1.61%	1.38%	.97%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,723	$ 9,144	$ 2,585	$ 1,315	$ 836
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.54	$ 16.40	$ 12.29	$ 8.13	$ 9.44
Income from Investment Operations
Net investment income (loss) C	.31	.24	.13	.05	.01
Net realized and unrealized gain (loss)	10.68	9.95	4.02	4.12	(1.28)
Total from investment operations	10.99	10.19	4.15	4.17	(1.27)
Distributions from net investment income	(.17)	(.10)	(.05)	(.01)	(.04)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.72)	(.10)	(.05)	(.01)	(.04)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 36.87	$ 26.54	$ 16.40	$ 12.29	$ 8.13
Total Return A, B	42.36%	62.73%	33.95%	51.35%	(13.56)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.42%	2.73%	3.67%	6.80%	6.90%
Expenses net of fee waivers, if any	2.25%	2.34%	2.77%	2.77%	2.90%
Expenses net of all reductions	2.22%	2.28%	2.73%	2.77%	2.87%
Net investment income (loss)	.95%	1.10%	.88%	.47%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,402	$ 8,998	$ 3,222	$ 1,513	$ 814
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.48	$ 16.35	$ 12.25	$ 8.11	$ 9.43
Income from Investment Operations
Net investment income (loss) C	.31	.24	.13	.05	.01
Net realized and unrealized gain (loss)	10.65	9.94	4.01	4.10	(1.28)
Total from investment operations	10.96	10.18	4.14	4.15	(1.27)
Distributions from net investment income	(.21)	(.10)	(.05)	(.01)	(.05)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.76)	(.10)	(.05)	(.01)	(.05)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 36.74	$ 26.48	$ 16.35	$ 12.25	$ 8.11
Total Return A, B	42.38%	62.86%	33.98%	51.23%	(13.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.69%	3.83%	6.85%	6.88%
Expenses net of fee waivers, if any	2.25%	2.32%	2.77%	2.77%	2.90%
Expenses net of all reductions	2.22%	2.26%	2.73%	2.77%	2.87%
Net investment income (loss)	.95%	1.12%	.88%	.47%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,189	$ 9,252	$ 2,167	$ 1,114	$ 686
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.64	$ 16.97	$ 12.64	$ 8.35	$ 9.69
Income from Investment Operations
Net investment income (loss) B	.66	.46	.28	.14	.11
Net realized and unrealized gain (loss)	11.13	10.33	4.15	4.24	(1.30)
Total from investment operations	11.79	10.79	4.43	4.38	(1.19)
Distributions from net investment income	(.38)	(.17)	(.11)	(.09)	(.15)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.93)	(.17)	(.11)	(.09)	(.15)
Redemption fees added to paid in capital B	.06	.05	.01	-	-
Net asset value, end of period	$ 38.56	$ 27.64	$ 16.97	$ 12.64	$ 8.35
Total Return A	43.79%	64.36%	35.36%	52.99%	(12.65)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.26%	1.59%	2.14%	5.40%	5.49%
Expenses net of fee waivers, if any	1.25%	1.36%	1.77%	1.77%	1.90%
Expenses net of all reductions	1.23%	1.30%	1.73%	1.77%	1.87%
Net investment income (loss)	1.94%	2.08%	1.88%	1.47%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,335	$ 4,810	$ 3,440	$ 210	$ 285
Portfolio turnover rate D	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 35,291,803
Unrealized depreciation	(1,967,523)
Net unrealized appreciation (depreciation)	33,324,280
Undistributed ordinary income	1,029,533
Undistributed long-term capital gain	2,834,734

Cost for federal income tax purposes	$ 103,482,714

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 538,516	$ 118,538
Long-term Capital Gains	1,061,609	-
Total	$ 1,600,125	$ 118,538

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $109,836,076 and $47,360,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 96,704	$ 2,216
Class T	.25%	.25%	93,236	25
Class B	.75%	.25%	137,857	103,509
Class C	.75%	.25%	209,304	145,729
			$ 537,101	$ 251,479

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 208,223
Class T	24,505
Class B*	40,277
Class C*	22,541
$ 295,546

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,941.34
Class T	66,571.36
Class B	50,964.37
Class C	65,522.31
Institutional Class	12,022.20
	$ 329,020

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $325 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $213 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

6. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $32,702.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 47,049
Class T	1.75%	26,539
Class B	2.25%	23,314
Class C	2.25%	19,298
Institutional Class	1.25%	635
		$ 116,835

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,585 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 219,332	$ 24,366
Class T	104,207	23,671
Class B	62,797	21,602
Class C	83,084	13,964
Institutional Class	69,096	34,935
Total	$ 538,516	$ 118,538

Annual Report

9. Distributions to Shareholders - continued

From net realized gain
Class A	$ 344,480	$ -
Class T	205,956	-
Class B	198,827	-
Class C	211,054	-
Institutional Class	101,292	-
Total	$ 1,061,609	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,595,680	510,169	$ 53,840,185	$ 11,788,852
Reinvestment of distributions	17,187	1,263	510,999	23,193
Shares redeemed	(621,628)	(122,643)	(20,607,296)	(2,635,879)
Net increase (decrease)	991,239	388,789	$ 33,743,888	$ 9,176,166
Class T
Shares sold	687,146	375,209	$ 23,305,912	$ 8,423,891
Reinvestment of distributions	10,076	1,255	298,075	22,942
Shares redeemed	(404,484)	(193,005)	(13,258,659)	(4,421,751)
Net increase (decrease)	292,738	183,459	$ 10,345,328	$ 4,025,082
Class B
Shares sold	327,369	197,277	$ 10,890,504	$ 4,199,916
Reinvestment of distributions	8,380	1,091	244,506	19,707
Shares redeemed	(202,830)	(55,807)	(6,575,665)	(1,185,949)
Net increase (decrease)	132,919	142,561	$ 4,559,345	$ 3,033,674
Class C
Shares sold	719,183	307,309	$ 23,864,225	$ 6,947,916
Reinvestment of distributions	8,714	709	253,286	12,755
Shares redeemed	(282,654)	(91,202)	(9,000,168)	(1,969,800)
Net increase (decrease)	445,243	216,816	$ 15,117,343	$ 4,990,871
Institutional Class
Shares sold	146,138	58,199	$ 5,053,930	$ 1,308,916
Reinvestment of distributions	3,624	1,584	109,601	29,523
Shares redeemed	(159,490)	(88,472)	(5,026,561)	(2,332,338)
Net increase (decrease)	(9,728)	(28,689)	$ 136,970	$ (993,899)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Latin America (2005- present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Latin America. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Latin America. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Latin America. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Latin America. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Latin America. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$0.456	$0.77
Class T	12/04/06	12/01/06	$0.370	$0.77
Class B	12/04/06	12/01/06	$0.224	$0.77
Class C	12/04/06	12/01/06	$0.235	$0.77

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $3,187,738, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/05	$0.273	$0.0364
	12/30/05	$0.074	$0.0000
Class T	12/05/05	$0.215	$0.0364
	12/30/05	$0.074	$0.0000
Class B	12/05/05	$0.118	$0.0364
	12/30/05	$0.074	$0.0000
Class C	12/05/05	$0.153	$0.0364
	12/30/05	$0.074	$0.0000

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Latin America Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAF-UANN-1206
1.784760.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Life of fund A
Institutional Class	43.79%	33.72%	19.91%

A From December 21, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini and Adam Kutas, Co-Portfolio Managers of Fidelity® Advisor Latin America Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 43.79%, outperforming the 38.47% return of the MSCI Emerging Markets - Latin America Index. Security selection in materials and telecommunication services boosted performance versus the index, as did stock selection in and an overweighting of industrials. Stock picking in Brazil also contributed. On an absolute basis, favorable currency movements helped lift performance. Conversely, a modest cash position, an underweighting and poor stock selection in energy, and weak results from the fund's small stake in U.S. stocks detracted from relative performance. Top individual contributors included steel companies Usiminas and Siderurgica Nacional from Brazil and Gerdau AmeriSteel (traded on the Toronto Stock Exchange and not held at period end); Brazilian airline TAM; copper producer Grupo Mexico; and Brazilian retailer Lojas Renner. Underweightings in Telefonos de Mexico and energy stocks Petrobras from Brazil and Luxembourg-based Tenaris dampened returns, as did holding Chilean materials firm CIA Acero del Pacifico.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period * May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,019.40	$ 7.63
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,018.20	$ 8.90
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,015.40	$ 11.43
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,015.50	$ 11.43
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,020.60	$ 6.37
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	11.5	9.1
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	6.0	5.9
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.4	5.3
Banco Itau Holding Financeira SA (Brazil, Commercial Banks)	4.8	4.3
Banco Bradesco SA (Brazil, Commercial Banks)	4.7	4.8
	32.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.9	31.6
Financials	16.5	14.2
Telecommunication Services	14.2	14.6
Energy	10.4	10.2
Industrials	10.1	6.1
Top Five Countries
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	53.9	54.1
Mexico	34.4	32.0
Chile	6.3	5.7
Spain	0.8	0.4
United States of America	0.7	0.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 97.3%	Stocks 96.4%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 3.6%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Brazil - 53.9%
AES Tiete SA (PN) (non-vtg.)	17,136,300	$ 434,931
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	37,404	2,057,968
Banco Bradesco SA:
(PN)	60,028	2,129,438
(PN) sponsored ADR (non-vtg.) (d)	117,300	4,198,167
Banco Itau Holding Financeira SA:
(PN) (non-vtg.)	111,890	3,682,284
sponsored ADR (non-vtg.)	81,000	2,689,200
Banco Nossa Caixa SA	37,900	902,271
Brascan Residential Properties SA	67,800	544,680
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	39,900	1,742,034
sponsored ADR	2,860	112,598
Companhia de Saneamento de Minas Minas Gerais	51,800	483,644
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	41,500	1,293,555
Companhia Vale do Rio Doce:
(PN-A)	17,700	379,711
(PN-A) sponsored ADR (non-vtg.)	124,600	2,706,312
sponsored ADR	140,300	3,569,232
Confab Industrial SA (PN) (non-vtg.)	125,497	239,154
Cosan SA Industria E Comercio	32,400	553,872
CSU Cardsystem SA sponsored ADR (e)	2,667	46,339
Diagnosticos da America SA (a)	31,000	610,878
Duratex SA (PN)	85,900	1,036,738
Eletropaulo Metropolitana SA (PN-B) (a)	12,460,000	552,814
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	29,600	1,232,248
Embratel Participacoes SA sponsored ADR	34,500	561,660
Energias do Brasil SA	25,600	353,330
Gafisa SA (a)	63,500	925,362
Klabin SA (PN) (non-vtg.)	231,900	500,410
Localiza Rent a Car SA	17,500	434,844
Lojas Renner SA	87,400	1,089,949
Medial Saude SA	74,500	755,091
Natura Cosmeticos SA	48,800	668,977
Perdigao SA (ON)	29,800	343,793
Petroleo Brasileiro SA Petrobras:
(ON)	8,300	183,174
(PN) (non-vtg.)	130,300	2,616,955
(PN) sponsored ADR (non-vtg.)	66,000	5,343,360
sponsored ADR	64,400	5,716,144
Profarma Distribuidora de Produtos Farmaceuticos SA	22,000	277,440
Common Stocks - continued
	Shares	Value (Note 1)
Brazil - continued
Submarino SA	81,300	$ 1,659,796
TAM SA:
(PN) (ltd.-vtg.)	111,900	3,407,697
(PN) sponsored ADR (ltd. vtg.)	43,800	1,338,090
Terna Participacoes SA unit	15,800	166,634
Totvs SA	40,200	846,810
Tractebel Energia SA	79,900	636,289
Uniao de Bancos Brasileiros SA (Unibanco):
unit	16,600	131,110
GDR	74,500	5,866,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	63,200	2,145,730
Vivo Participacoes SA (PN) sponsored ADR	384,500	1,341,905
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,980	73,298
sponsored ADR (non-vtg.)	176,550	3,222,038
TOTAL BRAZIL		71,804,829
Cayman Islands - 0.6%
Apex Silver Mines Ltd. (a)	50,600	799,480
Chile - 6.3%
Compania Acero del Pacifico SA	155,003	2,001,551
Compania de Telecomunicaciones de Chile SA sponsored ADR	14,400	108,864
Compania Sudamericana de Vapores	158,894	201,281
Empresa Nacional de Electricidad SA sponsored ADR	33,200	1,081,324
Enersis SA sponsored ADR	60,125	829,124
Inversiones Aguas Metropolitanas SA ADR (e)	64,500	1,424,840
Lan Airlines SA sponsored ADR	60,900	2,627,835
Vina Concha y Toro SA sponsored ADR	6,385	197,935
TOTAL CHILE		8,472,754
Mexico - 34.4%
Alsea SA de CV	121,600	583,436
America Movil SA de CV Series L sponsored ADR	357,000	15,304,589
AXTEL SA de CV unit	148,495	317,577
Cemex SA de CV sponsored ADR	233,234	7,169,613
Corporacion Geo SA de CV Series B (a)	387,600	1,792,305
Fomento Economico Mexicano SA de CV sponsored ADR	45,121	4,362,749
Gruma SA de CV Series B	140,200	460,055
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	62,100	2,343,654
Grupo Mexico SA de CV Series B	355,522	1,242,980
Grupo Televisa SA de CV	62,800	310,599
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Televisa SA de CV (CPO) sponsored ADR	163,856	$ 4,043,966
Industrias Penoles SA de CV	97,700	808,345
Sare Holding SA de CV Series B (a)	258,200	309,230
Telefonos de Mexico SA de CV Series L sponsored ADR	51,802	1,367,055
Urbi, Desarrollos Urbanos, SA de CV (a)	347,900	1,066,231
Wal-Mart de Mexico SA de CV Series V	1,255,790	4,375,327
TOTAL MEXICO		45,857,711
Panama - 0.6%
Copa Holdings SA Class A	21,100	799,690
Spain - 0.8%
Banco Bilbao Vizcaya Argentaria SA	12,800	309,760
Banco Santander Central Hispano SA	42,300	732,128
TOTAL SPAIN		1,041,888
United States of America - 0.7%
Newmont Mining Corp.	20,500	928,035
TOTAL COMMON STOCKS (Cost $95,243,444)		129,704,387
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 5.34% (b)	2,824,807	2,824,807
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	4,277,800	4,277,800
TOTAL MONEY MARKET FUNDS (Cost $7,102,607)		7,102,607
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $102,346,051)		136,806,994
NET OTHER ASSETS - (2.6)%		(3,496,281)
NET ASSETS - 100%		$ 133,310,713
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,471,179 or 1.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 198,641
Fidelity Securities Lending Cash Central Fund	32,702
Total	$ 231,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $4,194,588) - See accompanying schedule: Unaffiliated issuers (cost $95,243,444)	$ 129,704,387
Fidelity Central Funds (cost $7,102,607)	7,102,607
Total Investments (cost $102,346,051)		$ 136,806,994
Cash		50,232
Foreign currency held at value (cost $13,424)		13,414
Receivable for investments sold		748,854
Receivable for fund shares sold		553,538
Dividends receivable		254,504
Interest receivable		22,821
Other receivables		4,526
Total assets		138,454,883

Liabilities
Payable for investments purchased	$ 410,973
Payable for fund shares redeemed	209,452
Accrued management fee	83,859
Distribution fees payable	57,872
Other affiliated payables	39,075
Other payables and accrued expenses	65,139
Collateral on securities loaned, at value	4,277,800
Total liabilities		5,144,170

Net Assets		$ 133,310,713
Net Assets consist of:
Paid in capital		$ 95,518,213
Undistributed net investment income		1,189,745
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,140,393
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,462,362
Net Assets		$ 133,310,713
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($56,661,677 ÷ 1,496,907 shares)	$ 37.85

Maximum offering price per share (100/94.25 of $37.85)	$ 40.16
Class T: Net Asset Value and redemption price per share ($23,722,600 ÷ 631,593 shares)	$ 37.56

Maximum offering price per share (100/96.50 of $37.56)	$ 38.92
Class B: Net Asset Value and offering price per share ($17,402,334 ÷ 471,964 shares) A	$ 36.87

Class C: Net Asset Value and offering price per share ($29,189,388 ÷ 794,580 shares) A	$ 36.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,334,714 ÷ 164,276 shares)	$ 38.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 3,127,060
Interest		148
Income from Fidelity Central Funds		231,343
		3,358,551
Less foreign taxes withheld		(236,051)
Total income		3,122,500

Expenses
Management fee	$ 702,975
Transfer agent fees	329,020
Distribution fees	537,101
Accounting and security lending fees	58,854
Custodian fees and expenses	121,629
Independent trustees' compensation	348
Registration fees	69,754
Audit	48,409
Legal	2,340
Miscellaneous	14,355
Total expenses before reductions	1,884,785
Expense reductions	(141,420)	1,743,365
Net investment income (loss)		1,379,135
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,267,559
Foreign currency transactions	(21,887)
Total net realized gain (loss)		2,245,672
Change in net unrealized appreciation (depreciation) on: Investment securities	21,268,954
Assets and liabilities in foreign currencies	335
Total change in net unrealized appreciation (depreciation)		21,269,289
Net gain (loss)		23,514,961
Net increase (decrease) in net assets resulting from operations		$ 24,894,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,379,135	$ 412,836
Net realized gain (loss)	2,245,672	1,459,060
Change in net unrealized appreciation (depreciation)	21,269,289	10,529,164
Net increase (decrease) in net assets resulting from operations	24,894,096	12,401,060
Distributions to shareholders from net investment income	(538,516)	(118,538)
Distributions to shareholders from net realized gain	(1,061,609)	-
Total distributions	(1,600,125)	(118,538)
Share transactions - net increase (decrease)	63,902,874	20,231,894
Redemption fees	173,927	57,593
Total increase (decrease) in net assets	87,370,772	32,572,009

Net Assets
Beginning of period	45,939,941	13,367,932
End of period (including undistributed net investment income of $1,189,745 and undistributed net investment income of $389,525, respectively)	$ 133,310,713	$ 45,939,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.16	$ 16.72	$ 12.49	$ 8.29	$ 9.62
Income from Investment Operations
Net investment income (loss) C	.58	.42	.24	.12	.09
Net realized and unrealized gain (loss)	10.94	10.14	4.09	4.17	(1.30)
Total from investment operations	11.52	10.56	4.33	4.29	(1.21)
Distributions from net investment income	(.34)	(.17)	(.11)	(.09)	(.12)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.89)	(.17)	(.11)	(.09)	(.12)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 37.85	$ 27.16	$ 16.72	$ 12.49	$ 8.29
Total Return A, B	43.54%	63.94%	34.98%	52.29%	(12.87)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.62%	1.93%	3.07%	5.92%	5.99%
Expenses net of fee waivers, if any	1.50%	1.56%	2.02%	2.02%	2.15%
Expenses net of all reductions	1.47%	1.50%	1.98%	2.02%	2.12%
Net investment income (loss)	1.70%	1.88%	1.63%	1.22%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,662	$ 13,736	$ 1,954	$ 918	$ 428
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.98	$ 16.63	$ 12.44	$ 8.24	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.49	.36	.20	.10	.06
Net realized and unrealized gain (loss)	10.86	10.09	4.07	4.16	(1.30)
Total from investment operations	11.35	10.45	4.27	4.26	(1.24)
Distributions from net investment income	(.28)	(.15)	(.09)	(.06)	(.09)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.83)	(.15)	(.09)	(.06)	(.09)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 37.56	$ 26.98	$ 16.63	$ 12.44	$ 8.24
Total Return A, B	43.11%	63.57%	34.59%	52.06%	(13.18)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	2.26%	3.47%	6.58%	6.65%
Expenses net of fee waivers, if any	1.75%	1.82%	2.27%	2.27%	2.40%
Expenses net of all reductions	1.72%	1.77%	2.23%	2.27%	2.37%
Net investment income (loss)	1.45%	1.61%	1.38%	.97%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,723	$ 9,144	$ 2,585	$ 1,315	$ 836
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.54	$ 16.40	$ 12.29	$ 8.13	$ 9.44
Income from Investment Operations
Net investment income (loss) C	.31	.24	.13	.05	.01
Net realized and unrealized gain (loss)	10.68	9.95	4.02	4.12	(1.28)
Total from investment operations	10.99	10.19	4.15	4.17	(1.27)
Distributions from net investment income	(.17)	(.10)	(.05)	(.01)	(.04)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.72)	(.10)	(.05)	(.01)	(.04)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 36.87	$ 26.54	$ 16.40	$ 12.29	$ 8.13
Total Return A, B	42.36%	62.73%	33.95%	51.35%	(13.56)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.42%	2.73%	3.67%	6.80%	6.90%
Expenses net of fee waivers, if any	2.25%	2.34%	2.77%	2.77%	2.90%
Expenses net of all reductions	2.22%	2.28%	2.73%	2.77%	2.87%
Net investment income (loss)	.95%	1.10%	.88%	.47%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,402	$ 8,998	$ 3,222	$ 1,513	$ 814
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 26.48	$ 16.35	$ 12.25	$ 8.11	$ 9.43
Income from Investment Operations
Net investment income (loss) C	.31	.24	.13	.05	.01
Net realized and unrealized gain (loss)	10.65	9.94	4.01	4.10	(1.28)
Total from investment operations	10.96	10.18	4.14	4.15	(1.27)
Distributions from net investment income	(.21)	(.10)	(.05)	(.01)	(.05)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.76)	(.10)	(.05)	(.01)	(.05)
Redemption fees added to paid in capital C	.06	.05	.01	-	-
Net asset value, end of period	$ 36.74	$ 26.48	$ 16.35	$ 12.25	$ 8.11
Total Return A, B	42.38%	62.86%	33.98%	51.23%	(13.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.69%	3.83%	6.85%	6.88%
Expenses net of fee waivers, if any	2.25%	2.32%	2.77%	2.77%	2.90%
Expenses net of all reductions	2.22%	2.26%	2.73%	2.77%	2.87%
Net investment income (loss)	.95%	1.12%	.88%	.47%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,189	$ 9,252	$ 2,167	$ 1,114	$ 686
Portfolio turnover rate E	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 27.64	$ 16.97	$ 12.64	$ 8.35	$ 9.69
Income from Investment Operations
Net investment income (loss) B	.66	.46	.28	.14	.11
Net realized and unrealized gain (loss)	11.13	10.33	4.15	4.24	(1.30)
Total from investment operations	11.79	10.79	4.43	4.38	(1.19)
Distributions from net investment income	(.38)	(.17)	(.11)	(.09)	(.15)
Distributions from net realized gain	(.55)	-	-	-	-
Total distributions	(.93)	(.17)	(.11)	(.09)	(.15)
Redemption fees added to paid in capital B	.06	.05	.01	-	-
Net asset value, end of period	$ 38.56	$ 27.64	$ 16.97	$ 12.64	$ 8.35
Total Return A	43.79%	64.36%	35.36%	52.99%	(12.65)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.26%	1.59%	2.14%	5.40%	5.49%
Expenses net of fee waivers, if any	1.25%	1.36%	1.77%	1.77%	1.90%
Expenses net of all reductions	1.23%	1.30%	1.73%	1.77%	1.87%
Net investment income (loss)	1.94%	2.08%	1.88%	1.47%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,335	$ 4,810	$ 3,440	$ 210	$ 285
Portfolio turnover rate D	50%	42%	71%	67%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 35,291,803
Unrealized depreciation	(1,967,523)
Net unrealized appreciation (depreciation)	33,324,280
Undistributed ordinary income	1,029,533
Undistributed long-term capital gain	2,834,734

Cost for federal income tax purposes	$ 103,482,714

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 538,516	$ 118,538
Long-term Capital Gains	1,061,609	-
Total	$ 1,600,125	$ 118,538

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $109,836,076 and $47,360,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 96,704	$ 2,216
Class T	.25%	.25%	93,236	25
Class B	.75%	.25%	137,857	103,509
Class C	.75%	.25%	209,304	145,729
			$ 537,101	$ 251,479

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 208,223
Class T	24,505
Class B*	40,277
Class C*	22,541
$ 295,546

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,941.34
Class T	66,571.36
Class B	50,964.37
Class C	65,522.31
Institutional Class	12,022.20
	$ 329,020

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $325 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $213 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $32,702.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 47,049
Class T	1.75%	26,539
Class B	2.25%	23,314
Class C	2.25%	19,298
Institutional Class	1.25%	635
		$ 116,835

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,585 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

8. Other - continued

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 219,332	$ 24,366
Class T	104,207	23,671
Class B	62,797	21,602
Class C	83,084	13,964
Institutional Class	69,096	34,935
Total	$ 538,516	$ 118,538

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

From net realized gain
Class A	$ 344,480	$ -
Class T	205,956	-
Class B	198,827	-
Class C	211,054	-
Institutional Class	101,292	-
Total	$ 1,061,609	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	1,595,680	510,169	$ 53,840,185	$ 11,788,852
Reinvestment of distributions	17,187	1,263	510,999	23,193
Shares redeemed	(621,628)	(122,643)	(20,607,296)	(2,635,879)
Net increase (decrease)	991,239	388,789	$ 33,743,888	$ 9,176,166
Class T
Shares sold	687,146	375,209	$ 23,305,912	$ 8,423,891
Reinvestment of distributions	10,076	1,255	298,075	22,942
Shares redeemed	(404,484)	(193,005)	(13,258,659)	(4,421,751)
Net increase (decrease)	292,738	183,459	$ 10,345,328	$ 4,025,082
Class B
Shares sold	327,369	197,277	$ 10,890,504	$ 4,199,916
Reinvestment of distributions	8,380	1,091	244,506	19,707
Shares redeemed	(202,830)	(55,807)	(6,575,665)	(1,185,949)
Net increase (decrease)	132,919	142,561	$ 4,559,345	$ 3,033,674
Class C
Shares sold	719,183	307,309	$ 23,864,225	$ 6,947,916
Reinvestment of distributions	8,714	709	253,286	12,755
Shares redeemed	(282,654)	(91,202)	(9,000,168)	(1,969,800)
Net increase (decrease)	445,243	216,816	$ 15,117,343	$ 4,990,871
Institutional Class
Shares sold	146,138	58,199	$ 5,053,930	$ 1,308,916
Reinvestment of distributions	3,624	1,584	109,601	29,523
Shares redeemed	(159,490)	(88,472)	(5,026,561)	(2,332,338)
Net increase (decrease)	(9,728)	(28,689)	$ 136,970	$ (993,899)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Latin America (2005- present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Latin America. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Latin America. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Latin America. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Latin America. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Latin America. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Latin America. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.527	$0.77

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2006, $3,187,738, or, if subsequently determined to be different, the net capital gain of such year.

Institutional class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/05/05	$0.307	$0.0364
	12/30/05	$0.074	$0.0000

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Latin America Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAFI-UANN-1206
1.784761.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	14.16%	10.52%	6.62%
Class T (incl. 3.50% sales charge)	16.69%	10.89%	6.73%
Class B (incl. contingent deferred sales charge) B	15.12%	10.64%	6.68%
Class C (incl. contingent deferred sales charge) C	19.22%	10.97%	6.47%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee.

B Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past 5 year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor Overseas Fund - Class A, T, B, and C
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class T on October 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 21.12%, 20.92%, 20.12% and 20.22%, respectively (excluding sales charges), trailing the performance of the MSCI EAFE index. Overweighted positions in small- and mid-cap stocks detracted from fund performance during a period when large-cap stocks delivered stronger returns. In Japan, investments in small-cap banks hurt performance, as did a position in Credit Saison, a consumer finance company whose stock fell when the government proposed capping the interest rates it could charge. Stock selection in Europe also detracted, led by Vestas Wind Systems, a Danish wind turbine company. Other disappointments included Israel's ECI Telecom, which declined in response to the war in Lebanon, and U.S.-based aerospace supplier Hexcel, a position I sold, which saw a drop in orders from a key customer. Conversely, stock picking in the energy sector gave the fund a lift. Holdings contributing to performance included Man Group, a London-based asset management firm rumored to be a takeover candidate, and Hong Kong Exchanges & Clearing, where consensus earnings estimates were raised. The latter position was sold. On an absolute basis, favorable currency movements provided a sizable boost to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 987.70	$ 5.91**
Hypothetical A	$ 1,000.00	$ 1,019.26	$ 6.01**
Class T
Actual	$ 1,000.00	$ 987.00	$ 6.66**
Hypothetical A	$ 1,000.00	$ 1,018.50	$ 6.77**
Class B
Actual	$ 1,000.00	$ 983.90	$ 9.95**
Hypothetical A	$ 1,000.00	$ 1,015.17	$ 10.11**
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 984.20	$ 9.60**
Hypothetical A	$ 1,000.00	$ 1,015.53	$ 9.75**
Institutional Class
Actual	$ 1,000.00	$ 989.70	$ 4.16**
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%**
Class T	1.33%**
Class B	1.99%**
Class C	1.92%**
Institutional Class	.83%**

** If fees effective January 1, 2007 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.13%
Actual		$ 5.66
Hypothetical A		$ 5.75
Class T	1.32%
Actual		$ 6.61
Hypothetical A		$ 6.72
Class B	1.87%
Actual		$ 9.35
Hypothetical A		$ 9.50
Class C	1.89%
Actual		$ 9.45
Hypothetical A		$ 9.60
Institutional Class	.81%
Actual		$ 4.06
Hypothetical A		$ 4.13

A 5% return per year before expenses

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.6
Toyota Motor Corp. (Japan, Automobiles)	1.7	1.7
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.5	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.5	1.7
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.4	1.3
	8.5
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.6	28.2
Consumer Discretionary	14.8	14.1
Consumer Staples	9.0	6.1
Energy	8.3	9.5
Health Care	8.2	8.1
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	23.1	21.9
Japan	17.4	21.7
France	11.9	12.4
Germany	10.0	11.0
Switzerland	8.1	7.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 94.3%	Stocks 99.5%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 0.5%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1) (000s)
Australia - 4.2%
Aristocrat Leisure Ltd.	389,500	$ 4,200
Australian Wealth Management Ltd.	234,292	472
Babcock & Brown Japan Property Trust	1,065,300	1,596
BHP Billiton Ltd.	265,500	5,651
Computershare Ltd.	691,500	4,122
CSL Ltd.	131,600	5,714
JB Hi-Fi Ltd.	265,500	1,163
Macquarie Bank Ltd.	64,200	3,705
National Australia Bank Ltd.	439,500	12,939
Rio Tinto Ltd.	30,300	1,839
Silex Systems Ltd. (a)	460,500	1,708
Westfield Group unit	310,300	4,475
WorleyParsons Ltd.	64,300	903
TOTAL AUSTRALIA		48,487
Austria - 0.5%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	44,500	2,221
OMV AG	61,700	3,354
TOTAL AUSTRIA		5,575
Belgium - 0.6%
InBev SA	76,100	4,287
KBC Groupe SA	20,500	2,240
TOTAL BELGIUM		6,527
Canada - 0.3%
Cameco Corp.	73,700	2,593
Talisman Energy, Inc.	77,500	1,274
TOTAL CANADA		3,867
China - 0.1%
China Merchants Bank Co. Ltd. (H Shares) (a)	81,000	126
Global Bio-Chem Technology Group Co. Ltd.	3,106,000	911
TOTAL CHINA		1,037
Denmark - 0.7%
Novozymes AS Series B	48,400	3,879
Vestas Wind Systems AS (a)	141,600	3,989
TOTAL DENMARK		7,868
Finland - 1.2%
Fortum Oyj	103,600	2,851
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - continued
Neste Oil Oyj	86,900	$ 2,735
Nokia Corp.	392,600	7,805
TOTAL FINLAND		13,391
France - 11.9%
Alcatel SA sponsored ADR	17,200	218
Alstom SA (a)	101,100	9,330
AXA SA	144,873	5,523
BNP Paribas SA	79,481	8,740
Carrefour SA	240,700	14,667
CNP Assurances	40,600	4,273
Dassault Systemes SA	30,900	1,686
Electricite de France	62,100	3,766
Financiere Marc de Lacharriere SA (Fimalac)	41,600	3,876
Groupe Danone	47,300	6,931
L'Air Liquide SA	34,140	7,269
L'Oreal SA	68,434	6,656
Louis Vuitton Moet Hennessy (LVMH)	38,000	3,960
Neopost SA	27,800	3,399
Pinault Printemps-Redoute SA	28,600	4,267
Publicis Groupe SA	71,700	2,775
Remy Cointreau SA	40,700	2,176
Sanofi-Aventis sponsored ADR	161,700	6,903
Societe Generale Series A	41,170	6,842
Suez SA (France)	140,400	6,283
Total SA Series B	183,788	12,523
Veolia Environnement	119,300	7,305
Vinci SA	31,900	3,593
Vivendi Universal SA	81,300	3,079
TOTAL FRANCE		136,040
Germany - 9.8%
Aareal Bank AG (a)	63,730	2,717
Allianz AG (Reg.)	53,000	9,853
Bayer AG	152,700	7,664
Bayerische Motoren Werke AG (BMW)	38,000	2,183
Beiersdorf AG	105,400	5,987
Deutz AG (a)(d)	393,500	3,963
E.ON AG	127,479	15,347
ESCADA AG (a)	139,388	4,800
Fresenius Medical Care AG	25,400	3,389
GFK AG	62,893	2,753
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Heidelberger Druckmaschinen AG	101,400	$ 4,615
Hugo Boss AG	90,300	4,288
Hypo Real Estate Holding AG	72,500	4,558
KarstadtQuelle AG (a)(d)	156,400	3,673
Merck KGaA	12,100	1,276
Metro AG	74,800	4,444
MPC Muenchmeyer Petersen Capital AG	19,200	1,686
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	22,700	3,685
Q-Cells AG	34,000	1,345
RWE AG	23,000	2,273
SAP AG sponsored ADR	34,300	1,703
SGL Carbon AG (a)	241,400	5,287
Siemens AG sponsored ADR	112,900	10,140
Wincor Nixdorf AG	37,000	5,145
TOTAL GERMANY		112,774
Hong Kong - 0.2%
Dynasty Fine Wines Group Ltd.	4,444,000	1,714
India - 0.4%
Infosys Technologies Ltd.	49,860	2,326
Satyam Computer Services Ltd.	188,898	1,849
TOTAL INDIA		4,175
Ireland - 1.5%
Allied Irish Banks PLC	320,700	8,762
Irish Life & Permanent PLC	273,100	6,710
Kerry Group PLC Class A	72,600	1,754
TOTAL IRELAND		17,226
Israel - 0.9%
Bank Hapoalim BM (Reg.)	633,997	3,160
ECI Telecom Ltd. (a)	576,100	4,275
Mizrahi Tefahot Bank Ltd.	238,100	1,620
Vizrt Ltd. (a)	110,900	1,452
TOTAL ISRAEL		10,507
Italy - 3.5%
Azimut Holdings Spa	211,200	2,395
Banca Intesa Spa (d)	910,100	6,222
Banche Popolari Unite SCpA	181,200	4,973
ENI Spa (d)	300,991	9,137
FASTWEB Spa	45,600	2,258
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Lottomatica Spa	56,000	$ 2,044
Pirelli & C. Real Estate Spa	31,800	2,081
Unicredito Italiano Spa	1,296,600	10,751
TOTAL ITALY		39,861
Japan - 17.4%
Aeon Co. Ltd.	347,600	8,188
Aeon Fantasy Co. Ltd.	34,800	1,238
Capcom Co. Ltd.	97,800	1,794
Credit Saison Co. Ltd.	143,400	5,186
Daiwa Securities Group, Inc.	746,700	8,472
Fast Retailing Co. Ltd.	24,100	2,281
Fuji Television Network, Inc.	1,430	2,983
Fujitsu Ltd.	684,000	5,579
Hoya Corp.	73,000	2,821
Joint Corp.	20,000	787
KOEI Co. Ltd. (d)	95,000	1,516
Leopalace21 Corp.	42,500	1,599
Matsushita Electric Industrial Co. Ltd.	104,000	2,163
Millea Holdings, Inc.	111,000	4,195
Mitsubishi Estate Co. Ltd.	344,000	8,235
Mitsubishi UFJ Financial Group, Inc.	612	7,803
Mizuho Financial Group, Inc.	1,736	13,522
Nafco Co. Ltd.	66,400	1,839
Nidec Corp.	47,000	3,597
Nintendo Co. Ltd.	62,000	12,680
Nissan Motor Co. Ltd.	306,100	3,667
NSK Ltd.	703,000	5,890
Organo Corp.	116,000	1,094
ORIX Corp.	30,060	8,469
Point, Inc. (d)	35,500	1,754
Sankei Building Co. Ltd.	8,100	78
Sompo Japan Insurance, Inc.	198,700	2,643
Sony Corp. sponsored ADR	70,700	2,897
St. Marc Holdings Co. Ltd.	20,000	1,337
Stanley Electric Co. Ltd.	129,100	2,561
Sumitomo Forestry Co. Ltd.	216,000	2,371
Sumitomo Mitsui Financial Group, Inc.	1,047	11,458
Sumitomo Trust & Banking Co. Ltd.	540,400	5,812
T&D Holdings, Inc.	125,050	9,141
Takashimaya Co. Ltd. (d)	346,000	5,082
Takeda Pharamaceutical Co. Ltd.	110,700	7,108
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Tokuyama Corp.	174,000	$ 2,190
Toyota Motor Corp.	325,100	19,181
USS Co. Ltd.	69,900	4,434
Xebio Co. Ltd.	64,500	1,985
Yamada Denki Co. Ltd.	16,700	1,662
Yamaha Motor Co. Ltd.	59,600	1,631
TOTAL JAPAN		198,923
Luxembourg - 0.3%
SES Global SA FDR	213,304	3,267
Netherlands - 3.0%
ABN-AMRO Holding NV	173,900	5,073
Gemalto NV (a)(d)	33,448	749
Heineken NV (Bearer)	69,700	3,159
IHC Caland NV	65,700	1,945
ING Groep NV (Certificaten Van Aandelen)	110,246	4,887
Koninklijke KPN NV	364,200	4,867
Koninklijke Numico NV	95,800	4,283
Koninklijke Philips Electronics NV (NY Shares)	198,500	6,914
Mittal Steel Co. NV	40,200	1,727
Unilever NV (Certificaten Van Aandelen)	54,200	1,337
TOTAL NETHERLANDS		34,941
Norway - 1.4%
Acta Holding ASA	459,400	2,122
Aker Kvaerner ASA	23,100	2,403
DnB Nor ASA	405,900	5,315
Schibsted ASA (B Shares)	93,900	2,844
Statoil ASA	141,900	3,587
TOTAL NORWAY		16,271
Singapore - 0.1%
Singapore Exchange Ltd.	457,000	1,320
South Africa - 0.4%
African Bank Investments Ltd.	501,800	1,873
JSE Ltd.	261,500	1,452
Sasol Ltd. sponsored ADR	44,100	1,509
TOTAL SOUTH AFRICA		4,834
Spain - 2.3%
Banco Bilbao Vizcaya Argentaria SA	406,400	9,835
Banco Pastor SA	152,800	2,547
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA sponsored ADR	234,100	$ 4,008
Gestevision Telecinco SA	1,700	45
Telefonica SA	528,948	10,173
TOTAL SPAIN		26,608
Sweden - 0.7%
Gant Co. AB	1,800	52
Modern Times Group AB (MTG) (B Shares)	83,150	4,789
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	96,800	3,661
TOTAL SWEDEN		8,502
Switzerland - 8.1%
ABB Ltd.:
(Reg.)	623,021	9,264
sponsored ADR	84,600	1,262
BKW FMB Energie AG	11,581	1,122
Compagnie Financiere Richemont unit	81,071	4,011
Credit Suisse Group (Reg.)	48,117	2,910
EFG International	49,660	1,627
Nestle SA (Reg.)	36,489	12,465
Nobel Biocare Holding AG (Switzerland)	18,458	5,052
Novartis AG (Reg.)	283,409	17,211
Roche Holding AG (participation certificate)	91,752	16,055
Schindler Holding AG (Reg.)	45,214	2,598
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	6,384	6,778
UBS AG (Reg.)	205,494	12,297
TOTAL SWITZERLAND		92,652
Thailand - 0.4%
Bangkok Bank Ltd. PCL (For. Reg.)	1,323,600	4,329
United Kingdom - 23.1%
Aegis Group PLC	1,016,600	2,594
Amvescap PLC	318,500	3,642
Anglo American PLC (United Kingdom)	124,900	5,632
AstraZeneca PLC:
(United Kingdom)	190,900	11,206
sponsored ADR	8,700	511
BAE Systems PLC	781,000	6,250
Barclays PLC	295,600	4,014
Benfield Group PLC	673,500	4,477
BG Group PLC	600,500	7,967
BHP Billiton PLC	365,602	7,051
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
BP PLC	2,492,008	$ 27,865
British Energy Group PLC (a)	204,000	1,636
British Land Co. PLC	193,200	5,510
Cable & Wireless PLC	1,068,000	2,985
Diageo PLC	470,900	8,767
Experian Group Ltd.	193,500	2,130
Gallaher Group PLC	162,900	2,774
GlaxoSmithKline PLC	635,100	16,910
GlaxoSmithKline PLC sponsored ADR	7,500	399
Gyrus Group PLC (a)	425,700	2,944
HBOS PLC	124,600	2,584
HSBC Holdings PLC:
(Hong Kong) (Reg.)	362,800	6,927
(United Kingdom) (Reg.)	845,867	16,151
Informa PLC	345,800	3,601
International Power PLC	518,100	3,308
Jardine Lloyd Thompson Group PLC	594,100	4,743
Lloyds TSB Group PLC	117,100	1,250
M&C Saatchi	591,000	1,302
Man Group PLC	962,982	8,964
Marks & Spencer Group PLC	457,600	5,730
Mothercare PLC	343,093	2,274
Prudential PLC	648,400	7,947
Reckitt Benckiser PLC	32,000	1,392
Reed Elsevier PLC	996,900	11,352
Reuters Group PLC	1,511,600	12,896
Reuters Group PLC sponsored ADR	12,800	657
Rio Tinto PLC (Reg.)	97,018	5,370
Royal Bank of Scotland Group PLC	184,800	6,585
Royal Dutch Shell PLC:
Class A sponsored ADR	161,200	11,223
Class B	99,000	3,564
Taylor Nelson Sofres PLC	1,159,400	4,589
Tesco PLC	630,800	4,735
UK Coal PLC	288,926	1,348
Vodafone Group PLC	3,444,769	8,905
Xstrata PLC	50,266	2,148
TOTAL UNITED KINGDOM		264,809
United States of America - 1.1%
Estee Lauder Companies, Inc. Class A	153,800	6,212
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
NTL, Inc.	173,200	$ 4,682
USEC, Inc.	157,200	1,754
TOTAL UNITED STATES OF AMERICA		12,648
TOTAL COMMON STOCKS (Cost $913,202)		1,078,153
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Porsche AG (non-vtg.) (Cost $2,261)	2,077	2,422
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 5.34% (b)	55,205,225	55,205
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	24,307,656	24,308
TOTAL MONEY MARKET FUNDS (Cost $79,513)		79,513
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $994,976)		1,160,088
NET OTHER ASSETS - (1.2)%		(13,729)
NET ASSETS - 100%		$ 1,146,359
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,072
Fidelity Securities Lending Cash Central Fund	989
Total	$ 3,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $23,047) - See accompanying schedule: Unaffiliated issuers (cost $915,463)	$ 1,080,575
Fidelity Central Funds (cost $79,513)	79,513
Total Investments (cost $994,976)		$ 1,160,088
Receivable for investments sold		18,977
Receivable for fund shares sold		1,060
Dividends receivable		1,437
Interest receivable		257
Other receivables		141
Total assets		1,181,960

Liabilities
Payable to custodian bank	$ 303
Payable for investments purchased	7,995
Payable for fund shares redeemed	1,539
Accrued management fee	455
Distribution fees payable	336
Other affiliated payables	280
Other payables and accrued expenses	385
Collateral on securities loaned, at value	24,308
Total liabilities		35,601

Net Assets		$ 1,146,359
Net Assets consist of:
Paid in capital		$ 906,329
Undistributed net investment income		13,279
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,877
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		164,874
Net Assets		$ 1,146,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($112,520 ÷ 5,192 shares)	$ 21.67

Maximum offering price per share (100/94.25 of $21.67)	$ 22.99
Class T: Net Asset Value and redemption price per share ($601,539 ÷ 27,276 shares)	$ 22.05

Maximum offering price per share (100/96.50 of $22.05)	$ 22.85
Class B: Net Asset Value and offering price per share ($37,367÷ 1,795.2 shares) A	$ 20.81

Class C: Net Asset Value and offering price per share ($40,774 ÷ 1,924 shares) A	$ 21.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($354,159 ÷ 16,053 shares)	$ 22.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends		$ 27,024
Interest		26
Income from Fidelity Central Funds		3,061
		30,111
Less foreign taxes withheld		(2,028)
Total income		28,083

Expenses
Management fee Basic fee	$ 8,109
Performance adjustment	(1,934)
Transfer agent fees	2,840
Distribution fees	4,148
Accounting and security lending fees	561
Custodian fees and expenses	354
Independent trustees' compensation	5
Registration fees	86
Audit	84
Legal	27
Interest	7
Miscellaneous	79
Total expenses before reductions	14,366
Expense reductions	(684)	13,682
Net investment income (loss)		14,401
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $250)	69,455
Foreign currency transactions	(176)
Total net realized gain (loss)		69,279
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $137)	140,882
Assets and liabilities in foreign currencies	20
Total change in net unrealized appreciation (depreciation)		140,902
Net gain (loss)		210,181
Net increase (decrease) in net assets resulting from operations		$ 224,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,401	$ 8,960
Net realized gain (loss)	69,279	270,137
Change in net unrealized appreciation (depreciation)	140,902	(63,486)
Net increase (decrease) in net assets resulting from operations	224,582	215,611
Distributions to shareholders from net investment income	(8,558)	(2,281)
Distributions to shareholders from net realized gain	(17,171)	(5,591)
Total distributions	(25,729)	(7,872)
Share transactions - net increase (decrease)	(138,085)	(709,958)
Redemption fees	72	52
Total increase (decrease) in net assets	60,840	(502,167)

Net Assets
Beginning of period	1,085,519	1,587,686
End of period (including undistributed net investment income of $13,279 and undistributed net investment income of $7,795, respectively)	$ 1,146,359	$ 1,085,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.36	$ 15.86	$ 14.41	$ 11.01	$ 12.90
Income from Investment Operations
Net investment income (loss) C	.27	.13	.04F	.05	.01
Net realized and unrealized gain (loss)	3.53	2.47	1.54	3.35	(1.90)
Total from investment operations	3.80	2.60	1.58	3.40	(1.89)
Distributions from net investment income	(.19)	(.04)	(.13)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.49)	(.10)	(.13)	-	-
Redemption fees added to paid in capital C	-H	-H	- H	-	-
Net asset value, end of period	$ 21.67	$ 18.36	$ 15.86	$ 14.41	$ 11.01
Total Return A, B	21.12%	16.44%	11.03%	30.88%	(14.65)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.24%	1.24%	1.36%	1.34%	1.56%
Expenses net of fee waivers, if any	1.24%	1.24%	1.36%	1.34%	1.56%
Expenses net of all reductions	1.17%	1.15%	1.32%	1.30%	1.52%
Net investment income (loss)	1.31%	.76%	.24%F	.43%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 113	$ 133	$ 115	$ 68	$ 44
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 16.09	$ 14.61	$ 11.18	$ 13.11
Income from Investment Operations
Net investment income (loss) C	.24	.11	.02 F	.04	(.01)
Net realized and unrealized gain (loss)	3.59	2.51	1.56	3.39	(1.92)
Total from investment operations	3.83	2.62	1.58	3.43	(1.93)
Distributions from net investment income	(.12)	(.01)	(.10)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.42)	(.07)	(.10)	-	-
Redemption fees added to paid in capital C	- H	-H	- H	-	-
Net asset value, end of period	$ 22.05	$ 18.64	$ 16.09	$ 14.61	$ 11.18
Total Return A, B	20.92%	16.31%	10.86%	30.68%	(14.72)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.39%	1.36%	1.48%	1.46%	1.68%
Expenses net of fee waivers, if any	1.39%	1.36%	1.48%	1.46%	1.68%
Expenses net of all reductions	1.33%	1.27%	1.43%	1.42%	1.64%
Net investment income (loss)	1.15%	.64%	.12% F	.31%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 602	$ 582	$ 1,181	$ 1,114	$ 928
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.63	$ 15.26	$ 13.87	$ 10.71	$ 12.63
Income from Investment Operations
Net investment income (loss) C	.10	(.01)	(.10) F	(.06)	(.08)
Net realized and unrealized gain (loss)	3.40	2.38	1.50	3.22	(1.84)
Total from investment operations	3.50	2.37	1.40	3.16	(1.92)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.32)	-	(.01)	-	-
Redemption fees added to paid in capital C	-H	- H	- H	-	-
Net asset value, end of period	$ 20.81	$ 17.63	$ 15.26	$ 13.87	$ 10.71
Total Return A, B	20.12%	15.53%	10.10%	29.51%	(15.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.04%	2.25%	2.27%	2.43%
Expenses net of fee waivers, if any	2.05%	2.04%	2.25%	2.27%	2.30%
Expenses net of all reductions	1.99%	1.95%	2.21%	2.22%	2.26%
Net investment income (loss)	.49%	(.04)%	(.65)% F	(.49)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 47	$ 57	$ 59	$ 53
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68%).

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 15.53	$ 14.11	$ 10.88	$ 12.84
Income from Investment Operations
Net investment income (loss) C	.11	- H	(.08) F	(.05)	(.08)
Net realized and unrealized gain (loss)	3.47	2.42	1.52	3.28	(1.88)
Total from investment operations	3.58	2.42	1.44	3.23	(1.96)
Distributions from net investment income	(.04)	-	(.02)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.34)	-	(.02)	-	-
Redemption fees added to paid in capital C	-H	- H	- H	-	-
Net asset value, end of period	$ 21.19	$ 17.95	$ 15.53	$ 14.11	$ 10.88
Total Return A, B	20.22%	15.58%	10.21%	29.69%	(15.26)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.98%	2.00%	2.14%	2.17%	2.34%
Expenses net of fee waivers, if any	1.98%	2.00%	2.14%	2.17%	2.30%
Expenses net of all reductions	1.92%	1.90%	2.10%	2.13%	2.26%
Net investment income (loss)	.56%	.01%	(.54)% F	(.40)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 38	$ 40	$ 41	$ 36
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57%).

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 16.09	$ 14.60	$ 11.11	$ 12.97
Income from Investment Operations
Net investment income (loss) B	.35	.21	.10E	.10	.06
Net realized and unrealized gain (loss)	3.58	2.50	1.56	3.39	(1.92)
Total from investment operations	3.93	2.71	1.66	3.49	(1.86)
Distributions from net investment income	(.21)	(.10)	(.17)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.51)	(.16)	(.17)	-	-
Redemption fees added to paid in capital B	- G	- G	- G	-	-
Net asset value, end of period	$ 22.06	$ 18.64	$ 16.09	$ 14.60	$ 11.11
Total Return A	21.55%	16.91%	11.46%	31.41%	(14.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.83%	.98%	.93%	1.14%
Expenses net of fee waivers, if any	.87%	.83%	.98%	.93%	1.14%
Expenses net of all reductions	.81%	.73%	.93%	.89%	1.10%
Net investment income (loss)	1.67%	1.18%	.62% E	.84%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 354	$ 287	$ 194	$ 69	$ 63
Portfolio turnover rate D	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 177,741
Unrealized depreciation	(19,045)
Net unrealized appreciation (depreciation)	158,696
Undistributed ordinary income	40,205
Undistributed long-term capital gain	26,115

Cost for federal income tax purposes	$ 1,001,392

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 17,144	$ 7,872
Long-term Capital Gains	8,585	-
Total	$ 25,729	$ 7,872

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $707,660 and $868,449, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 300	$ 11
Class T	.25%	.25%	3,001	31
Class B	.75%	.25%	444	334
Class C	.75%	.25%	403	20
			$ 4,148	$ 396

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	16
Class B*	52
Class C*	1
$ 83

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 402.34
Class T	1,411.24
Class B	176.40
Class C	131.33
Institutional Class	720.22
	$ 2,840

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,423	4.98%	$ 7

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $989.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $668 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	1
Class B	1
Institutional Class	3
$ 14

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate of approximately 22% of the total outstanding shares of the Fund.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that

Annual Report

8. Other - continued

this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 1,383	$ 302
Class T	3,667	731
Class B	49	-
Class C	78	-
Institutional Class	3,381	1,248
Total	$ 8,558	$ 2,281
From net realized gain
Class A	$ 2,173	$ 453
Class T	8,871	4,389
Class B	773	-
Class C	614	-
Institutional Class	4,740	749
Total	$ 17,171	$ 5,591

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	2,132	3,732	$ 43,538	$ 65,178
Reinvestment of distributions	166	39	3,105	666
Shares redeemed	(4,335)	(3,797)	(88,388)	(66,076)
Net increase (decrease)	(2,037)	(26)	$ (41,745)	$ (232)
Class T
Shares sold	7,282	8,485	$ 152,243	$ 148,888
Reinvestment of distributions	640	288	12,202	5,033
Shares redeemed	(11,860)	(50,965)	(244,457)	(894,992)
Net increase (decrease)	(3,938)	(42,192)	$ (80,012)	$ (741,071)
Class B
Shares sold	153	210	$ 3,030	$ 3,515
Reinvestment of distributions	41	-	736	-
Shares redeemed	(1,046)	(1,282)	(20,618)	(21,411)
Net increase (decrease)	(852)	(1,072)	$ (16,852)	$ (17,896)
Class C
Shares sold	276	321	$ 5,541	$ 5,484
Reinvestment of distributions	33	-	617	-
Shares redeemed	(477)	(822)	(9,538)	(14,006)
Net increase (decrease)	(168)	(501)	$ (3,380)	$ (8,522)
Institutional Class
Shares sold	8,789	5,599	$ 181,221	$ 98,450
Reinvestment of distributions	258	61	4,909	1,066
Shares redeemed	(8,381)	(2,356)	(182,226)	(41,753)
Net increase (decrease)	666	3,304	$ 3,904	$ 57,763

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Overseas (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Name, Age; Principal Occupation
Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Overseas. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Graeme Rockett (40)

Year of Election or Appointment: 2005

Vice President of Advisor Overseas. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager. Mr. Rockett also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Overseas. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.226	$1.06
Class T	12/04/06	12/01/06	$.192	$1.06
Class B	12/04/06	12/01/06	$.015	$1.06
Class C	12/04/06	12/01/06	$.072	$1.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $26,296,809, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 59%, Class T designates 71%, Class B designates 100%, and Class C designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/05	$.339	$.027
Class T	12/05/05	$.277	$.027
Class B	12/05/05	$.181	$.027
Class C	12/05/05	$.198	$.027

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

OS-UANN-1206
1.784767.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	21.55%	12.26%	7.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares gained 21.55%, trailing the performance of the MSCI EAFE index. Overweighted positions in small- and mid-cap stocks detracted from fund performance during a period when large-cap stocks delivered stronger returns. In Japan, investments in small-cap banks hurt performance, as did a position in Credit Saison, a consumer finance company whose stock fell when the government proposed capping the interest rates it could charge. Stock selection in Europe also detracted, led by Vestas Wind Systems, a Danish wind turbine company. Other disappointments included Israel's ECI Telecom, which declined in response to the war in Lebanon, and U.S.-based aerospace provider Hexcel, a position I sold, which saw a drop in orders from a key customer. Conversely, stock picking in the energy sector gave the fund a lift. Holdings contributing to performance included Man Group, a London-based asset management firm rumored to be a takeover candidate, and Hong Kong Exchanges & Clearing, where consensus earnings estimates were raised. The latter position was sold. On an absolute basis, favorable currency movements provided a sizable boost to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 987.70	$ 5.91**
Hypothetical A	$ 1,000.00	$ 1,019.26	$ 6.01**
Class T
Actual	$ 1,000.00	$ 987.00	$ 6.66**
Hypothetical A	$ 1,000.00	$ 1,018.50	$ 6.77**
Class B
Actual	$ 1,000.00	$ 983.90	$ 9.95**
Hypothetical A	$ 1,000.00	$ 1,015.17	$ 10.11**
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 984.20	$ 9.60**
Hypothetical A	$ 1,000.00	$ 1,015.53	$ 9.75**
Institutional Class
Actual	$ 1,000.00	$ 989.70	$ 4.16**
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%**
Class T	1.33%**
Class B	1.99%**
Class C	1.92%**
Institutional Class	.83%**

** If fees effective January 1, 2007 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.13%
Actual		$ 5.66
Hypothetical A		$ 5.75
Class T	1.32%
Actual		$ 6.61
Hypothetical A		$ 6.72
Class B	1.87%
Actual		$ 9.35
Hypothetical A		$ 9.50
Class C	1.89%
Actual		$ 9.45
Hypothetical A		$ 9.60
Institutional Class	.81%
Actual		$ 4.06
Hypothetical A		$ 4.13

A 5% return per year before expenses

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	2.6
Toyota Motor Corp. (Japan, Automobiles)	1.7	1.7
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.5	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.5	1.7
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.4	1.3
	8.5
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.6	28.2
Consumer Discretionary	14.8	14.1
Consumer Staples	9.0	6.1
Energy	8.3	9.5
Health Care	8.2	8.1
Top Five Countries as of October 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	23.1	21.9
Japan	17.4	21.7
France	11.9	12.4
Germany	10.0	11.0
Switzerland	8.1	7.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2006	As of April 30, 2006
Stocks 94.3%	Stocks 99.5%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 0.5%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1) (000s)
Australia - 4.2%
Aristocrat Leisure Ltd.	389,500	$ 4,200
Australian Wealth Management Ltd.	234,292	472
Babcock & Brown Japan Property Trust	1,065,300	1,596
BHP Billiton Ltd.	265,500	5,651
Computershare Ltd.	691,500	4,122
CSL Ltd.	131,600	5,714
JB Hi-Fi Ltd.	265,500	1,163
Macquarie Bank Ltd.	64,200	3,705
National Australia Bank Ltd.	439,500	12,939
Rio Tinto Ltd.	30,300	1,839
Silex Systems Ltd. (a)	460,500	1,708
Westfield Group unit	310,300	4,475
WorleyParsons Ltd.	64,300	903
TOTAL AUSTRALIA		48,487
Austria - 0.5%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	44,500	2,221
OMV AG	61,700	3,354
TOTAL AUSTRIA		5,575
Belgium - 0.6%
InBev SA	76,100	4,287
KBC Groupe SA	20,500	2,240
TOTAL BELGIUM		6,527
Canada - 0.3%
Cameco Corp.	73,700	2,593
Talisman Energy, Inc.	77,500	1,274
TOTAL CANADA		3,867
China - 0.1%
China Merchants Bank Co. Ltd. (H Shares) (a)	81,000	126
Global Bio-Chem Technology Group Co. Ltd.	3,106,000	911
TOTAL CHINA		1,037
Denmark - 0.7%
Novozymes AS Series B	48,400	3,879
Vestas Wind Systems AS (a)	141,600	3,989
TOTAL DENMARK		7,868
Finland - 1.2%
Fortum Oyj	103,600	2,851
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Finland - continued
Neste Oil Oyj	86,900	$ 2,735
Nokia Corp.	392,600	7,805
TOTAL FINLAND		13,391
France - 11.9%
Alcatel SA sponsored ADR	17,200	218
Alstom SA (a)	101,100	9,330
AXA SA	144,873	5,523
BNP Paribas SA	79,481	8,740
Carrefour SA	240,700	14,667
CNP Assurances	40,600	4,273
Dassault Systemes SA	30,900	1,686
Electricite de France	62,100	3,766
Financiere Marc de Lacharriere SA (Fimalac)	41,600	3,876
Groupe Danone	47,300	6,931
L'Air Liquide SA	34,140	7,269
L'Oreal SA	68,434	6,656
Louis Vuitton Moet Hennessy (LVMH)	38,000	3,960
Neopost SA	27,800	3,399
Pinault Printemps-Redoute SA	28,600	4,267
Publicis Groupe SA	71,700	2,775
Remy Cointreau SA	40,700	2,176
Sanofi-Aventis sponsored ADR	161,700	6,903
Societe Generale Series A	41,170	6,842
Suez SA (France)	140,400	6,283
Total SA Series B	183,788	12,523
Veolia Environnement	119,300	7,305
Vinci SA	31,900	3,593
Vivendi Universal SA	81,300	3,079
TOTAL FRANCE		136,040
Germany - 9.8%
Aareal Bank AG (a)	63,730	2,717
Allianz AG (Reg.)	53,000	9,853
Bayer AG	152,700	7,664
Bayerische Motoren Werke AG (BMW)	38,000	2,183
Beiersdorf AG	105,400	5,987
Deutz AG (a)(d)	393,500	3,963
E.ON AG	127,479	15,347
ESCADA AG (a)	139,388	4,800
Fresenius Medical Care AG	25,400	3,389
GFK AG	62,893	2,753
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Heidelberger Druckmaschinen AG	101,400	$ 4,615
Hugo Boss AG	90,300	4,288
Hypo Real Estate Holding AG	72,500	4,558
KarstadtQuelle AG (a)(d)	156,400	3,673
Merck KGaA	12,100	1,276
Metro AG	74,800	4,444
MPC Muenchmeyer Petersen Capital AG	19,200	1,686
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	22,700	3,685
Q-Cells AG	34,000	1,345
RWE AG	23,000	2,273
SAP AG sponsored ADR	34,300	1,703
SGL Carbon AG (a)	241,400	5,287
Siemens AG sponsored ADR	112,900	10,140
Wincor Nixdorf AG	37,000	5,145
TOTAL GERMANY		112,774
Hong Kong - 0.2%
Dynasty Fine Wines Group Ltd.	4,444,000	1,714
India - 0.4%
Infosys Technologies Ltd.	49,860	2,326
Satyam Computer Services Ltd.	188,898	1,849
TOTAL INDIA		4,175
Ireland - 1.5%
Allied Irish Banks PLC	320,700	8,762
Irish Life & Permanent PLC	273,100	6,710
Kerry Group PLC Class A	72,600	1,754
TOTAL IRELAND		17,226
Israel - 0.9%
Bank Hapoalim BM (Reg.)	633,997	3,160
ECI Telecom Ltd. (a)	576,100	4,275
Mizrahi Tefahot Bank Ltd.	238,100	1,620
Vizrt Ltd. (a)	110,900	1,452
TOTAL ISRAEL		10,507
Italy - 3.5%
Azimut Holdings Spa	211,200	2,395
Banca Intesa Spa (d)	910,100	6,222
Banche Popolari Unite SCpA	181,200	4,973
ENI Spa (d)	300,991	9,137
FASTWEB Spa	45,600	2,258
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
Lottomatica Spa	56,000	$ 2,044
Pirelli & C. Real Estate Spa	31,800	2,081
Unicredito Italiano Spa	1,296,600	10,751
TOTAL ITALY		39,861
Japan - 17.4%
Aeon Co. Ltd.	347,600	8,188
Aeon Fantasy Co. Ltd.	34,800	1,238
Capcom Co. Ltd.	97,800	1,794
Credit Saison Co. Ltd.	143,400	5,186
Daiwa Securities Group, Inc.	746,700	8,472
Fast Retailing Co. Ltd.	24,100	2,281
Fuji Television Network, Inc.	1,430	2,983
Fujitsu Ltd.	684,000	5,579
Hoya Corp.	73,000	2,821
Joint Corp.	20,000	787
KOEI Co. Ltd. (d)	95,000	1,516
Leopalace21 Corp.	42,500	1,599
Matsushita Electric Industrial Co. Ltd.	104,000	2,163
Millea Holdings, Inc.	111,000	4,195
Mitsubishi Estate Co. Ltd.	344,000	8,235
Mitsubishi UFJ Financial Group, Inc.	612	7,803
Mizuho Financial Group, Inc.	1,736	13,522
Nafco Co. Ltd.	66,400	1,839
Nidec Corp.	47,000	3,597
Nintendo Co. Ltd.	62,000	12,680
Nissan Motor Co. Ltd.	306,100	3,667
NSK Ltd.	703,000	5,890
Organo Corp.	116,000	1,094
ORIX Corp.	30,060	8,469
Point, Inc. (d)	35,500	1,754
Sankei Building Co. Ltd.	8,100	78
Sompo Japan Insurance, Inc.	198,700	2,643
Sony Corp. sponsored ADR	70,700	2,897
St. Marc Holdings Co. Ltd.	20,000	1,337
Stanley Electric Co. Ltd.	129,100	2,561
Sumitomo Forestry Co. Ltd.	216,000	2,371
Sumitomo Mitsui Financial Group, Inc.	1,047	11,458
Sumitomo Trust & Banking Co. Ltd.	540,400	5,812
T&D Holdings, Inc.	125,050	9,141
Takashimaya Co. Ltd. (d)	346,000	5,082
Takeda Pharamaceutical Co. Ltd.	110,700	7,108
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Tokuyama Corp.	174,000	$ 2,190
Toyota Motor Corp.	325,100	19,181
USS Co. Ltd.	69,900	4,434
Xebio Co. Ltd.	64,500	1,985
Yamada Denki Co. Ltd.	16,700	1,662
Yamaha Motor Co. Ltd.	59,600	1,631
TOTAL JAPAN		198,923
Luxembourg - 0.3%
SES Global SA FDR	213,304	3,267
Netherlands - 3.0%
ABN-AMRO Holding NV	173,900	5,073
Gemalto NV (a)(d)	33,448	749
Heineken NV (Bearer)	69,700	3,159
IHC Caland NV	65,700	1,945
ING Groep NV (Certificaten Van Aandelen)	110,246	4,887
Koninklijke KPN NV	364,200	4,867
Koninklijke Numico NV	95,800	4,283
Koninklijke Philips Electronics NV (NY Shares)	198,500	6,914
Mittal Steel Co. NV	40,200	1,727
Unilever NV (Certificaten Van Aandelen)	54,200	1,337
TOTAL NETHERLANDS		34,941
Norway - 1.4%
Acta Holding ASA	459,400	2,122
Aker Kvaerner ASA	23,100	2,403
DnB Nor ASA	405,900	5,315
Schibsted ASA (B Shares)	93,900	2,844
Statoil ASA	141,900	3,587
TOTAL NORWAY		16,271
Singapore - 0.1%
Singapore Exchange Ltd.	457,000	1,320
South Africa - 0.4%
African Bank Investments Ltd.	501,800	1,873
JSE Ltd.	261,500	1,452
Sasol Ltd. sponsored ADR	44,100	1,509
TOTAL SOUTH AFRICA		4,834
Spain - 2.3%
Banco Bilbao Vizcaya Argentaria SA	406,400	9,835
Banco Pastor SA	152,800	2,547
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA sponsored ADR	234,100	$ 4,008
Gestevision Telecinco SA	1,700	45
Telefonica SA	528,948	10,173
TOTAL SPAIN		26,608
Sweden - 0.7%
Gant Co. AB	1,800	52
Modern Times Group AB (MTG) (B Shares)	83,150	4,789
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	96,800	3,661
TOTAL SWEDEN		8,502
Switzerland - 8.1%
ABB Ltd.:
(Reg.)	623,021	9,264
sponsored ADR	84,600	1,262
BKW FMB Energie AG	11,581	1,122
Compagnie Financiere Richemont unit	81,071	4,011
Credit Suisse Group (Reg.)	48,117	2,910
EFG International	49,660	1,627
Nestle SA (Reg.)	36,489	12,465
Nobel Biocare Holding AG (Switzerland)	18,458	5,052
Novartis AG (Reg.)	283,409	17,211
Roche Holding AG (participation certificate)	91,752	16,055
Schindler Holding AG (Reg.)	45,214	2,598
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	6,384	6,778
UBS AG (Reg.)	205,494	12,297
TOTAL SWITZERLAND		92,652
Thailand - 0.4%
Bangkok Bank Ltd. PCL (For. Reg.)	1,323,600	4,329
United Kingdom - 23.1%
Aegis Group PLC	1,016,600	2,594
Amvescap PLC	318,500	3,642
Anglo American PLC (United Kingdom)	124,900	5,632
AstraZeneca PLC:
(United Kingdom)	190,900	11,206
sponsored ADR	8,700	511
BAE Systems PLC	781,000	6,250
Barclays PLC	295,600	4,014
Benfield Group PLC	673,500	4,477
BG Group PLC	600,500	7,967
BHP Billiton PLC	365,602	7,051
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
BP PLC	2,492,008	$ 27,865
British Energy Group PLC (a)	204,000	1,636
British Land Co. PLC	193,200	5,510
Cable & Wireless PLC	1,068,000	2,985
Diageo PLC	470,900	8,767
Experian Group Ltd.	193,500	2,130
Gallaher Group PLC	162,900	2,774
GlaxoSmithKline PLC	635,100	16,910
GlaxoSmithKline PLC sponsored ADR	7,500	399
Gyrus Group PLC (a)	425,700	2,944
HBOS PLC	124,600	2,584
HSBC Holdings PLC:
(Hong Kong) (Reg.)	362,800	6,927
(United Kingdom) (Reg.)	845,867	16,151
Informa PLC	345,800	3,601
International Power PLC	518,100	3,308
Jardine Lloyd Thompson Group PLC	594,100	4,743
Lloyds TSB Group PLC	117,100	1,250
M&C Saatchi	591,000	1,302
Man Group PLC	962,982	8,964
Marks & Spencer Group PLC	457,600	5,730
Mothercare PLC	343,093	2,274
Prudential PLC	648,400	7,947
Reckitt Benckiser PLC	32,000	1,392
Reed Elsevier PLC	996,900	11,352
Reuters Group PLC	1,511,600	12,896
Reuters Group PLC sponsored ADR	12,800	657
Rio Tinto PLC (Reg.)	97,018	5,370
Royal Bank of Scotland Group PLC	184,800	6,585
Royal Dutch Shell PLC:
Class A sponsored ADR	161,200	11,223
Class B	99,000	3,564
Taylor Nelson Sofres PLC	1,159,400	4,589
Tesco PLC	630,800	4,735
UK Coal PLC	288,926	1,348
Vodafone Group PLC	3,444,769	8,905
Xstrata PLC	50,266	2,148
TOTAL UNITED KINGDOM		264,809
United States of America - 1.1%
Estee Lauder Companies, Inc. Class A	153,800	6,212
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - continued
NTL, Inc.	173,200	$ 4,682
USEC, Inc.	157,200	1,754
TOTAL UNITED STATES OF AMERICA		12,648
TOTAL COMMON STOCKS (Cost $913,202)		1,078,153
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Porsche AG (non-vtg.) (Cost $2,261)	2,077	2,422
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 5.34% (b)	55,205,225	55,205
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	24,307,656	24,308
TOTAL MONEY MARKET FUNDS (Cost $79,513)		79,513
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $994,976)		1,160,088
NET OTHER ASSETS - (1.2)%		(13,729)
NET ASSETS - 100%		$ 1,146,359
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,072
Fidelity Securities Lending Cash Central Fund	989
Total	$ 3,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $23,047) - See accompanying schedule: Unaffiliated issuers (cost $915,463)	$ 1,080,575
Fidelity Central Funds (cost $79,513)	79,513
Total Investments (cost $994,976)		$ 1,160,088
Receivable for investments sold		18,977
Receivable for fund shares sold		1,060
Dividends receivable		1,437
Interest receivable		257
Other receivables		141
Total assets		1,181,960

Liabilities
Payable to custodian bank	$ 303
Payable for investments purchased	7,995
Payable for fund shares redeemed	1,539
Accrued management fee	455
Distribution fees payable	336
Other affiliated payables	280
Other payables and accrued expenses	385
Collateral on securities loaned, at value	24,308
Total liabilities		35,601

Net Assets		$ 1,146,359
Net Assets consist of:
Paid in capital		$ 906,329
Undistributed net investment income		13,279
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,877
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		164,874
Net Assets		$ 1,146,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($112,520 ÷ 5,192 shares)	$ 21.67

Maximum offering price per share (100/94.25 of $21.67)	$ 22.99
Class T: Net Asset Value and redemption price per share ($601,539 ÷ 27,276 shares)	$ 22.05

Maximum offering price per share (100/96.50 of $22.05)	$ 22.85
Class B: Net Asset Value and offering price per share ($37,367÷ 1,795.2 shares) A	$ 20.81

Class C: Net Asset Value and offering price per share ($40,774 ÷ 1,924 shares) A	$ 21.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($354,159 ÷ 16,053 shares)	$ 22.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2006

Investment Income
Dividends		$ 27,024
Interest		26
Income from Fidelity Central Funds		3,061
		30,111
Less foreign taxes withheld		(2,028)
Total income		28,083

Expenses
Management fee Basic fee	$ 8,109
Performance adjustment	(1,934)
Transfer agent fees	2,840
Distribution fees	4,148
Accounting and security lending fees	561
Custodian fees and expenses	354
Independent trustees' compensation	5
Registration fees	86
Audit	84
Legal	27
Interest	7
Miscellaneous	79
Total expenses before reductions	14,366
Expense reductions	(684)	13,682
Net investment income (loss)		14,401
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $250)	69,455
Foreign currency transactions	(176)
Total net realized gain (loss)		69,279
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $137)	140,882
Assets and liabilities in foreign currencies	20
Total change in net unrealized appreciation (depreciation)		140,902
Net gain (loss)		210,181
Net increase (decrease) in net assets resulting from operations		$ 224,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,401	$ 8,960
Net realized gain (loss)	69,279	270,137
Change in net unrealized appreciation (depreciation)	140,902	(63,486)
Net increase (decrease) in net assets resulting from operations	224,582	215,611
Distributions to shareholders from net investment income	(8,558)	(2,281)
Distributions to shareholders from net realized gain	(17,171)	(5,591)
Total distributions	(25,729)	(7,872)
Share transactions - net increase (decrease)	(138,085)	(709,958)
Redemption fees	72	52
Total increase (decrease) in net assets	60,840	(502,167)

Net Assets
Beginning of period	1,085,519	1,587,686
End of period (including undistributed net investment income of $13,279 and undistributed net investment income of $7,795, respectively)	$ 1,146,359	$ 1,085,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.36	$ 15.86	$ 14.41	$ 11.01	$ 12.90
Income from Investment Operations
Net investment income (loss) C	.27	.13	.04F	.05	.01
Net realized and unrealized gain (loss)	3.53	2.47	1.54	3.35	(1.90)
Total from investment operations	3.80	2.60	1.58	3.40	(1.89)
Distributions from net investment income	(.19)	(.04)	(.13)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.49)	(.10)	(.13)	-	-
Redemption fees added to paid in capital C	-H	-H	- H	-	-
Net asset value, end of period	$ 21.67	$ 18.36	$ 15.86	$ 14.41	$ 11.01
Total Return A, B	21.12%	16.44%	11.03%	30.88%	(14.65)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.24%	1.24%	1.36%	1.34%	1.56%
Expenses net of fee waivers, if any	1.24%	1.24%	1.36%	1.34%	1.56%
Expenses net of all reductions	1.17%	1.15%	1.32%	1.30%	1.52%
Net investment income (loss)	1.31%	.76%	.24%F	.43%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 113	$ 133	$ 115	$ 68	$ 44
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 16.09	$ 14.61	$ 11.18	$ 13.11
Income from Investment Operations
Net investment income (loss) C	.24	.11	.02 F	.04	(.01)
Net realized and unrealized gain (loss)	3.59	2.51	1.56	3.39	(1.92)
Total from investment operations	3.83	2.62	1.58	3.43	(1.93)
Distributions from net investment income	(.12)	(.01)	(.10)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.42)	(.07)	(.10)	-	-
Redemption fees added to paid in capital C	- H	-H	- H	-	-
Net asset value, end of period	$ 22.05	$ 18.64	$ 16.09	$ 14.61	$ 11.18
Total Return A, B	20.92%	16.31%	10.86%	30.68%	(14.72)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.39%	1.36%	1.48%	1.46%	1.68%
Expenses net of fee waivers, if any	1.39%	1.36%	1.48%	1.46%	1.68%
Expenses net of all reductions	1.33%	1.27%	1.43%	1.42%	1.64%
Net investment income (loss)	1.15%	.64%	.12% F	.31%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 602	$ 582	$ 1,181	$ 1,114	$ 928
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.63	$ 15.26	$ 13.87	$ 10.71	$ 12.63
Income from Investment Operations
Net investment income (loss) C	.10	(.01)	(.10) F	(.06)	(.08)
Net realized and unrealized gain (loss)	3.40	2.38	1.50	3.22	(1.84)
Total from investment operations	3.50	2.37	1.40	3.16	(1.92)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.32)	-	(.01)	-	-
Redemption fees added to paid in capital C	-H	- H	- H	-	-
Net asset value, end of period	$ 20.81	$ 17.63	$ 15.26	$ 13.87	$ 10.71
Total Return A, B	20.12%	15.53%	10.10%	29.51%	(15.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.04%	2.25%	2.27%	2.43%
Expenses net of fee waivers, if any	2.05%	2.04%	2.25%	2.27%	2.30%
Expenses net of all reductions	1.99%	1.95%	2.21%	2.22%	2.26%
Net investment income (loss)	.49%	(.04)%	(.65)% F	(.49)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 47	$ 57	$ 59	$ 53
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68%).

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 15.53	$ 14.11	$ 10.88	$ 12.84
Income from Investment Operations
Net investment income (loss) C	.11	- H	(.08) F	(.05)	(.08)
Net realized and unrealized gain (loss)	3.47	2.42	1.52	3.28	(1.88)
Total from investment operations	3.58	2.42	1.44	3.23	(1.96)
Distributions from net investment income	(.04)	-	(.02)	-	-
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.34)	-	(.02)	-	-
Redemption fees added to paid in capital C	-H	- H	- H	-	-
Net asset value, end of period	$ 21.19	$ 17.95	$ 15.53	$ 14.11	$ 10.88
Total Return A, B	20.22%	15.58%	10.21%	29.69%	(15.26)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.98%	2.00%	2.14%	2.17%	2.34%
Expenses net of fee waivers, if any	1.98%	2.00%	2.14%	2.17%	2.30%
Expenses net of all reductions	1.92%	1.90%	2.10%	2.13%	2.26%
Net investment income (loss)	.56%	.01%	(.54)% F	(.40)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 38	$ 40	$ 41	$ 36
Portfolio turnover rate E	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57%).

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 16.09	$ 14.60	$ 11.11	$ 12.97
Income from Investment Operations
Net investment income (loss) B	.35	.21	.10E	.10	.06
Net realized and unrealized gain (loss)	3.58	2.50	1.56	3.39	(1.92)
Total from investment operations	3.93	2.71	1.66	3.49	(1.86)
Distributions from net investment income	(.21)	(.10)	(.17)	-	-
Distributions from net realized gain	(.30)	(.06)	-	-	-
Total distributions	(.51)	(.16)	(.17)	-	-
Redemption fees added to paid in capital B	- G	- G	- G	-	-
Net asset value, end of period	$ 22.06	$ 18.64	$ 16.09	$ 14.60	$ 11.11
Total Return A	21.55%	16.91%	11.46%	31.41%	(14.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.83%	.98%	.93%	1.14%
Expenses net of fee waivers, if any	.87%	.83%	.98%	.93%	1.14%
Expenses net of all reductions	.81%	.73%	.93%	.89%	1.10%
Net investment income (loss)	1.67%	1.18%	.62% E	.84%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 354	$ 287	$ 194	$ 69	$ 63
Portfolio turnover rate D	65%	120%	85%	99%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 177,741
Unrealized depreciation	(19,045)
Net unrealized appreciation (depreciation)	158,696
Undistributed ordinary income	40,205
Undistributed long-term capital gain	26,115

Cost for federal income tax purposes	$ 1,001,392

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 17,144	$ 7,872
Long-term Capital Gains	8,585	-
Total	$ 25,729	$ 7,872

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $707,660 and $868,449, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 300	$ 11
Class T	.25%	.25%	3,001	31
Class B	.75%	.25%	444	334
Class C	.75%	.25%	403	20
			$ 4,148	$ 396

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14
Class T	16
Class B*	52
Class C*	1
$ 83

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 402.34
Class T	1,411.24
Class B	176.40
Class C	131.33
Institutional Class	720.22
	$ 2,840

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,423	4.98%	$ 7

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

6. Security Lending - continued

represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $989.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $668 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 9
Class T	1
Class B	1
Institutional Class	3
$ 14

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate of approximately 22% of the total outstanding shares of the Fund.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 1,383	$ 302
Class T	3,667	731
Class B	49	-
Class C	78	-
Institutional Class	3,381	1,248
Total	$ 8,558	$ 2,281
From net realized gain
Class A	$ 2,173	$ 453
Class T	8,871	4,389
Class B	773	-
Class C	614	-
Institutional Class	4,740	749
Total	$ 17,171	$ 5,591

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005	2006	2005
Class A
Shares sold	2,132	3,732	$ 43,538	$ 65,178
Reinvestment of distributions	166	39	3,105	666
Shares redeemed	(4,335)	(3,797)	(88,388)	(66,076)
Net increase (decrease)	(2,037)	(26)	$ (41,745)	$ (232)
Class T
Shares sold	7,282	8,485	$ 152,243	$ 148,888
Reinvestment of distributions	640	288	12,202	5,033
Shares redeemed	(11,860)	(50,965)	(244,457)	(894,992)
Net increase (decrease)	(3,938)	(42,192)	$ (80,012)	$ (741,071)
Class B
Shares sold	153	210	$ 3,030	$ 3,515
Reinvestment of distributions	41	-	736	-
Shares redeemed	(1,046)	(1,282)	(20,618)	(21,411)
Net increase (decrease)	(852)	(1,072)	$ (16,852)	$ (17,896)
Class C
Shares sold	276	321	$ 5,541	$ 5,484
Reinvestment of distributions	33	-	617	-
Shares redeemed	(477)	(822)	(9,538)	(14,006)
Net increase (decrease)	(168)	(501)	$ (3,380)	$ (8,522)
Institutional Class
Shares sold	8,789	5,599	$ 181,221	$ 98,450
Reinvestment of distributions	258	61	4,909	1,066
Shares redeemed	(8,381)	(2,356)	(182,226)	(41,753)
Net increase (decrease)	666	3,304	$ 3,904	$ 57,763

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Overseas (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Name, Age; Principal Occupation
Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Overseas. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Advisor Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Graeme Rockett (40)

Year of Election or Appointment: 2005

Vice President of Advisor Overseas. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager. Mr. Rockett also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Overseas. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1990 Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$.308	$1.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $26,296,809, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 55% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/05	$.360	$.027

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.
Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

OSI-UANN-1206
1.784768.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	10.46%	11.99%
Class T (incl. 3.50% sales charge)	12.84%	12.49%
Class B (incl. contingent deferred sales charge) B	11.38%	12.44%
Class C (incl. contingent deferred sales charge) C	15.38%	13.11%

A From June 17, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class T on June 17, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund for most of the period covered by this report

U.S. equity investors had much to feel good about during the 12-month period ending October 31, 2006. On October 3, the Dow Jones Industrial AverageSM closed above its all-time high set back in January 2000. On October 19 - the 19th anniversary of the 1987 stock market crash - the Dow made history again, recording its first close above 12,000. The Dow finished the 12-month period with a gain of 18.47%. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index also did well, returning 16.34% and 12.49%, respectively. There were a number of reasons for the equity market's impressive results, particularly the consistently strong quarterly earnings reported by U.S. corporations. The Federal Reserve Board also played a significant role. Though its inflation fighting efforts caused investors anguish at times, the Board seemed to successfully accomplish its mission of engineering a "soft landing" - where inflation doesn't get too hot and economic growth doesn't get too cold - leading to what Wall Street calls a "Goldilocks economy."

For the 12-month period that ended October 31, 2006, the fund's Class A, Class T, Class B and Class C shares gained 17.20%, 16.93%, 16.38% and 16.38%, respectively (excluding sales charges), falling short of the Russell 1000® Value Index, which returned 21.46%. The fund's underperformance versus the index was caused by weak stock selection among materials, industrials, consumer staples and energy stocks. Unfavorable industry positioning within financials also detracted. On the positive side, media stocks did well and added value for the fund, as did an overweighting in health care and an underweighting in utilities. In terms of individual stocks, not owning telecommunications company BellSouth was the largest drag on performance after its stock price rose due to the company's proposed acquisition by AT&T. Insurer American International Group was another disappointment, as underwriting concerns dogged the stock. National Oilwell Varco, a maker of rigs and rig replacement parts, also hurt performance. Conversely, the fund's underweighted stance in energy giant ConocoPhillips added value because the stock struggled as oil prices retreated. Other notable contributors included industrial giant Honeywell and biopharmaceutical company Cephalon.

Note to shareholders: Charles Hebard became Portfolio Manager of the fund on September 15, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,027.90	$ 6.39
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,026.70	$ 7.66
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,024.20	$ 10.20
Hypothetical A	$ 1,000.00	$ 1,015.12	$ 10.16
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,024.20	$ 10.20
Hypothetical A	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,029.20	$ 5.11
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.0	3.5
American International Group, Inc.	3.2	3.9
Bank of America Corp.	3.0	1.5
AT&T, Inc.	2.8	1.3
Exxon Mobil Corp.	2.8	2.3
JPMorgan Chase & Co.	2.4	2.4
Wachovia Corp.	2.3	1.2
Honeywell International, Inc.	2.1	3.8
Pfizer, Inc.	2.1	1.8
Merck & Co., Inc.	1.7	1.0
	26.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.0	24.9
Energy	14.4	12.5
Industrials	11.0	15.9
Health Care	8.9	11.0
Consumer Discretionary	8.4	10.4
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Stocks 98.6%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	14.2%	** Foreign investments	9.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.4%
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (a)	7,400	$ 273,504
Hotels, Restaurants & Leisure - 0.8%
Gaylord Entertainment Co. (a)	3,200	148,928
McDonald's Corp.	7,600	318,592
		467,520
Household Durables - 1.2%
D.R. Horton, Inc.	3,800	89,034
KB Home	3,500	157,290
Sony Corp. sponsored ADR	6,700	274,566
Toll Brothers, Inc. (a)	3,300	95,403
Whirlpool Corp.	1,000	86,930
		703,223
Leisure Equipment & Products - 0.5%
Eastman Kodak Co.	13,000	317,200
Media - 2.3%
CBS Corp. Class B	3,567	103,229
Clear Channel Communications, Inc.	3,720	129,642
Clear Channel Outdoor Holding, Inc. Class A	2,100	51,555
Comcast Corp. Class A	7,000	284,690
Live Nation, Inc. (a)	2,100	44,646
News Corp. Class A	10,776	224,680
The Walt Disney Co.	13,100	412,126
Univision Communications, Inc. Class A (a)	3,400	119,204
Viacom, Inc. Class B (non-vtg.) (a)	1,567	60,988
		1,430,760
Multiline Retail - 1.5%
Family Dollar Stores, Inc.	3,200	94,240
Federated Department Stores, Inc.	6,600	289,806
Kohl's Corp. (a)	2,600	183,560
Saks, Inc.	7,900	152,786
Sears Holdings Corp. (a)	1,200	209,364
		929,756
Specialty Retail - 1.5%
Best Buy Co., Inc.	3,850	212,713
Circuit City Stores, Inc.	2,400	64,752
Home Depot, Inc.	7,150	266,910
OfficeMax, Inc.	3,900	185,562
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	3,900	$ 100,581
TJX Companies, Inc.	3,600	104,220
		934,738
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	700	53,207
TOTAL CONSUMER DISCRETIONARY		5,109,908
CONSUMER STAPLES - 6.8%
Beverages - 1.1%
Diageo PLC sponsored ADR	4,000	297,880
PepsiAmericas, Inc.	4,500	92,025
The Coca-Cola Co.	6,600	308,352
		698,257
Food & Staples Retailing - 2.3%
CVS Corp.	4,050	127,089
Kroger Co.	19,600	440,804
Rite Aid Corp.	41,000	191,880
Safeway, Inc.	5,750	168,820
Wal-Mart Stores, Inc.	9,000	443,520
		1,372,113
Food Products - 1.0%
Hershey Co.	2,900	153,439
Nestle SA (Reg.)	1,200	409,918
Tyson Foods, Inc. Class A	4,700	67,915
		631,272
Household Products - 0.6%
Colgate-Palmolive Co.	6,200	396,614
Personal Products - 0.8%
Avon Products, Inc.	15,200	462,232
Tobacco - 1.0%
Altria Group, Inc.	7,430	604,282
TOTAL CONSUMER STAPLES		4,164,770
ENERGY - 14.4%
Energy Equipment & Services - 6.1%
GlobalSantaFe Corp.	6,050	313,995
Halliburton Co.	18,700	604,945
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc. (a)	12,982	$ 784,113
Noble Corp.	4,800	336,480
Pride International, Inc. (a)	7,100	196,031
Schlumberger Ltd. (NY Shares)	5,500	346,940
Smith International, Inc.	16,900	667,212
Transocean, Inc. (a)	6,200	449,748
		3,699,464
Oil, Gas & Consumable Fuels - 8.3%
Apache Corp.	2,700	176,364
Chesapeake Energy Corp.	6,600	214,104
ConocoPhillips	16,600	999,984
CONSOL Energy, Inc.	9,700	343,283
Exxon Mobil Corp.	23,570	1,683,369
Noble Energy, Inc.	5,200	252,876
Occidental Petroleum Corp.	9,000	422,460
Quicksilver Resources, Inc. (a)	7,050	241,674
Ultra Petroleum Corp. (a)	6,200	330,894
Valero Energy Corp.	7,700	402,941
		5,067,949
TOTAL ENERGY		8,767,413
FINANCIALS - 30.0%
Capital Markets - 3.1%
Charles Schwab Corp.	8,800	160,336
Investors Financial Services Corp.	7,900	310,628
KKR Private Equity Investors, LP	7,983	176,823
KKR Private Equity Investors, LP Restricted Depository Units (e)	1,300	28,795
Morgan Stanley	6,450	492,974
Nomura Holdings, Inc.	10,000	176,200
State Street Corp.	3,700	237,651
UBS AG (NY Shares)	5,000	299,200
		1,882,607
Commercial Banks - 6.5%
Banco Bilbao Vizcaya Argentaria SA	11,900	287,980
Bank Hapoalim BM (Reg.)	29,100	145,023
HSBC Holdings PLC sponsored ADR (d)	4,200	400,974
Kookmin Bank sponsored ADR	1,900	150,784
Mizuho Financial Group, Inc.	18	140,202
U.S. Bancorp, Delaware	25,400	859,536
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Unicredito Italiano Spa	33,900	$ 281,082
Wachovia Corp.	25,254	1,401,597
Wells Fargo & Co.	7,600	275,804
		3,942,982
Consumer Finance - 0.3%
Capital One Financial Corp.	2,600	206,258
Diversified Financial Services - 5.4%
Bank of America Corp.	34,092	1,836,536
JPMorgan Chase & Co.	30,640	1,453,562
		3,290,098
Insurance - 9.4%
ACE Ltd.	9,900	566,775
American International Group, Inc.	29,390	1,974,126
Aspen Insurance Holdings Ltd.	13,400	332,588
Endurance Specialty Holdings Ltd.	1,200	42,780
Hartford Financial Services Group, Inc.	6,050	527,379
IPC Holdings Ltd.	12,800	384,512
Max Re Capital Ltd.	6,700	155,976
MBIA, Inc.	2,400	148,848
Montpelier Re Holdings Ltd.	14,400	255,600
PartnerRe Ltd.	2,850	199,272
Platinum Underwriters Holdings Ltd.	12,000	358,320
Scottish Re Group Ltd.	2,900	33,147
The St. Paul Travelers Companies, Inc.	14,900	761,837
		5,741,160
Real Estate Investment Trusts - 1.8%
Annaly Capital Management, Inc.	10,500	137,760
Equity Office Properties Trust	4,100	174,250
Equity Residential (SBI)	8,600	469,646
General Growth Properties, Inc.	5,950	308,805
		1,090,461
Real Estate Management & Development - 0.5%
Mitsubishi Estate Co. Ltd.	12,000	287,278
Thrifts & Mortgage Finance - 3.0%
Countrywide Financial Corp.	10,700	407,884
Fannie Mae	15,060	892,456
Freddie Mac	2,550	175,925
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Hudson City Bancorp, Inc.	11,100	$ 152,403
Washington Mutual, Inc.	5,600	236,880
		1,865,548
TOTAL FINANCIALS		18,306,392
HEALTH CARE - 8.9%
Biotechnology - 0.6%
Biogen Idec, Inc. (a)	2,600	123,760
Cephalon, Inc. (a)	3,400	238,612
		362,372
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	9,340	429,360
C.R. Bard, Inc.	1,300	106,548
Cooper Companies, Inc.	600	34,578
Inverness Medical Innovations, Inc. (a)	2,900	109,301
Inverness Medical Innovations, Inc. (a)(f)	300	10,176
		689,963
Health Care Providers & Services - 0.5%
Brookdale Senior Living, Inc.	1,500	72,180
UnitedHealth Group, Inc.	4,950	241,461
		313,641
Life Sciences Tools & Services - 1.2%
Illumina, Inc. (a)	1,500	65,940
Thermo Electron Corp. (a)	7,950	340,817
Waters Corp. (a)	6,150	306,270
		713,027
Pharmaceuticals - 5.5%
Allergan, Inc.	500	57,750
Bristol-Myers Squibb Co.	10,800	267,300
Johnson & Johnson	3,400	229,160
Merck & Co., Inc.	22,600	1,026,492
Pfizer, Inc.	48,200	1,284,530
Schering-Plough Corp.	10,490	232,249
Wyeth	4,250	216,878
		3,314,359
TOTAL HEALTH CARE		5,393,362
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.0%
Aerospace & Defense - 3.0%
General Dynamics Corp.	3,300	$ 234,630
Hexcel Corp. (a)	9,200	148,948
Honeywell International, Inc.	30,640	1,290,557
Raytheon Co.	3,000	149,850
		1,823,985
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	3,500	263,725
Airlines - 0.2%
AirTran Holdings, Inc. (a)	11,200	111,664
Building Products - 0.4%
Masco Corp.	8,750	241,938
Commercial Services & Supplies - 0.3%
Cintas Corp.	1,300	53,820
The Brink's Co.	2,650	139,099
		192,919
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	2,800	68,768
Fluor Corp.	3,450	270,584
		339,352
Electrical Equipment - 0.5%
ABB Ltd. sponsored ADR	7,500	111,900
SolarWorld AG	3,300	177,499
		289,399
Industrial Conglomerates - 4.8%
General Electric Co.	68,980	2,421,878
Textron, Inc.	1,500	136,395
Tyco International Ltd.	13,600	400,248
		2,958,521
Machinery - 0.5%
Caterpillar, Inc.	1,500	91,065
Deere & Co.	1,750	148,978
Flowserve Corp. (a)	1,200	63,600
		303,643
Road & Rail - 0.2%
CSX Corp.	4,200	149,814
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	1,400	$ 52,836
TOTAL INDUSTRIALS		6,727,796
INFORMATION TECHNOLOGY - 7.2%
Communications Equipment - 1.3%
Alcatel SA sponsored ADR	6,600	83,820
Dycom Industries, Inc. (a)	4,200	97,902
Harris Corp.	5,700	242,820
MasTec, Inc. (a)	4,300	47,085
Motorola, Inc.	2,000	46,120
Nokia Corp. sponsored ADR	8,350	165,998
Nortel Networks Corp. (a)	36,600	81,618
		765,363
Computers & Peripherals - 2.2%
Dell, Inc. (a)	6,300	153,279
Hewlett-Packard Co.	13,650	528,801
Imation Corp.	2,200	100,694
International Business Machines Corp.	4,800	443,184
Seagate Technology	5,600	126,448
		1,352,406
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	5,500	195,800
Jabil Circuit, Inc.	5,700	163,647
		359,447
IT Services - 0.5%
First Data Corp.	5,600	135,800
Infosys Technologies Ltd. sponsored ADR	2,300	119,830
Western Union Co. (a)	3,100	68,355
		323,985
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	2,200	81,994
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	4,900	155,918
Applied Materials, Inc.	8,300	144,337
Intel Corp.	10,900	232,606
Marvell Technology Group Ltd. (a)	8,500	155,380
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	9,700	$ 235,613
Samsung Electronics Co. Ltd.	73	47,337
		971,191
Software - 0.8%
Compuware Corp. (a)	14,800	118,992
Electronic Arts, Inc. (a)	2,500	132,225
Symantec Corp. (a)	12,400	246,016
		497,233
TOTAL INFORMATION TECHNOLOGY		4,351,619
MATERIALS - 4.9%
Chemicals - 1.8%
Chemtura Corp.	6,200	53,196
Cytec Industries, Inc.	1,600	88,624
E.I. du Pont de Nemours & Co.	4,600	210,680
Ecolab, Inc.	5,050	229,018
Lyondell Chemical Co.	3,080	79,064
NOVA Chemicals Corp.	4,300	126,206
Praxair, Inc.	3,900	234,975
Rohm & Haas Co.	1,500	77,730
		1,099,493
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp.	17,327	184,706
Metals & Mining - 2.6%
Alcoa, Inc.	6,000	173,460
Allegheny Technologies, Inc.	1,000	78,730
Freeport-McMoRan Copper & Gold, Inc. Class B	6,100	368,928
Mittal Steel Co. NV Class A (NY Shares)	4,100	175,275
Newmont Mining Corp.	8,450	382,532
Oregon Steel Mills, Inc. (a)	7,200	391,680
		1,570,605
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	2,400	152,616
TOTAL MATERIALS		3,007,420
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	50,150	$ 1,717,638
TELUS Corp.	2,000	115,673
Verizon Communications, Inc.	19,350	715,950
		2,549,261
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	6,900	248,538
Sprint Nextel Corp.	7,276	135,988
		384,526
TOTAL TELECOMMUNICATION SERVICES		2,933,787
UTILITIES - 2.2%
Electric Utilities - 1.4%
Exelon Corp.	6,200	384,276
FPL Group, Inc.	6,300	321,300
PPL Corp.	5,100	176,052
		881,628
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	3,000	65,970
Multi-Utilities - 0.7%
CMS Energy Corp. (a)	10,800	160,812
Duke Energy Corp.	7,600	240,464
		401,276
TOTAL UTILITIES		1,348,874
TOTAL COMMON STOCKS (Cost $52,749,732)		60,111,341
Money Market Funds - 2.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	1,238,160	$ 1,238,160
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	388,000	388,000
TOTAL MONEY MARKET FUNDS (Cost $1,626,160)		1,626,160
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $54,375,892)		61,737,501
NET OTHER ASSETS - (1.3)%		(793,073)
NET ASSETS - 100%		$ 60,944,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,795 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,176 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Inverness Medical Innovations, Inc.	8/17/06	$ 9,075
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,454
Fidelity Securities Lending Cash Central Fund	2,954
Total	$ 57,408
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.8%
Bermuda	3.0%
Cayman Islands	2.3%
United Kingdom	1.5%
Japan	1.5%
Switzerland	1.4%
Canada	1.0%
Others (individually less than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $381,880) - See accompanying schedule: Unaffiliated issuers (cost $52,749,732)	$ 60,111,341
Fidelity Central Funds (cost $1,626,160)	1,626,160
Total Investments (cost $54,375,892)		$ 61,737,501
Receivable for investments sold		694,321
Receivable for fund shares sold		290,370
Dividends receivable		52,356
Interest receivable		9,315
Other receivables		226
Total assets		62,784,089

Liabilities
Payable for investments purchased	$ 1,216,536
Payable for fund shares redeemed	128,218
Accrued management fee	27,938
Distribution fees payable	25,491
Other affiliated payables	15,270
Other payables and accrued expenses	38,208
Collateral on securities loaned, at value	388,000
Total liabilities		1,839,661

Net Assets		$ 60,944,428
Net Assets consist of:
Paid in capital		$ 50,319,810
Undistributed net investment income		86,603
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,176,363
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,361,652
Net Assets		$ 60,944,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,398,359 ÷ 1,020,862 shares)	$ 15.08

Maximum offering price per share (100/94.25 of $15.08)	$ 16.00
Class T: Net Asset Value and redemption price per share ($30,606,832 ÷ 2,042,495 shares)	$ 14.99

Maximum offering price per share (100/96.50 of $14.99)	$ 15.53
Class B: Net Asset Value and offering price per share ($5,733,666 ÷ 387,176 shares)A	$ 14.81

Class C: Net Asset Value and offering price per share ($7,004,197 ÷ 473,388 shares)A	$ 14.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,201,374 ÷ 145,156 shares)	$ 15.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 780,652
Interest		77
Income from Fidelity Central Funds		57,408
Total income		838,137

Expenses
Management fee	$ 265,959
Transfer agent fees	133,884
Distribution fees	249,270
Accounting and security lending fees	19,413
Custodian fees and expenses	27,466
Independent trustees' compensation	176
Registration fees	47,866
Audit	43,540
Legal	2,230
Miscellaneous	5,557
Total expenses before reductions	795,361
Expense reductions	(79,420)	715,941
Net investment income (loss)		122,196
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16)	3,361,497
Foreign currency transactions	551
Total net realized gain (loss)		3,362,048
Change in net unrealized appreciation (depreciation) on: Investment securities	3,767,974
Assets and liabilities in foreign currencies	22
Total change in net unrealized appreciation (depreciation)		3,767,996
Net gain (loss)		7,130,044
Net increase (decrease) in net assets resulting from operations		$ 7,252,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,196	$ 64,392
Net realized gain (loss)	3,362,048	883,515
Change in net unrealized appreciation (depreciation)	3,767,996	2,424,628
Net increase (decrease) in net assets resulting from operations	7,252,240	3,372,535
Distributions to shareholders from net investment income	(41,743)	(59,389)
Distributions to shareholders from net realized gain	(968,807)	(20,268)
Total distributions	(1,010,550)	(79,657)
Share transactions - net increase (decrease)	16,012,456	12,400,050
Total increase (decrease) in net assets	22,254,146	15,692,928

Net Assets
Beginning of period	38,690,282	22,997,354
End of period (including undistributed net investment income of $86,603 and undistributed net investment income of $7,929, respectively)	$ 60,944,428	$ 38,690,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 11.70	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.06	.01	- J
Net realized and unrealized gain (loss)	2.15	1.51	1.32	.37
Total from investment operations	2.23	1.57	1.33	.37
Distributions from net investment income	(.04)	(.04)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.37)	(.05)	-	-
Net asset value, end of period	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Total Return B, C, D	17.20%	13.40%	12.83%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.50%	3.39%	5.52% A
Expenses net of fee waivers, if any	1.25%	1.30%	1.50%	1.75% A
Expenses net of all reductions	1.24%	1.26%	1.47%	1.73% A
Net investment income (loss)	.54%	.48%	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,398	$ 7,121	$ 4,000	$ 1,123
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.67	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.03	(.02)	(.01)
Net realized and unrealized gain (loss)	2.15	1.48	1.33	.37
Total from investment operations	2.19	1.51	1.31	.36
Distributions from net investment income	(.01)	(.03)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.34)	(.04)	-	-
Net asset value, end of period	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Total Return B, C, D	16.93%	12.96%	12.64%	3.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.72%	3.30%	5.77% A
Expenses net of fee waivers, if any	1.50%	1.55%	1.75%	2.00% A
Expenses net of all reductions	1.49%	1.51%	1.72%	1.98% A
Net investment income (loss)	.29%	.23%	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,607	$ 21,580	$ 13,340	$ 1,546
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 11.59	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.13	1.46	1.32	.37
Total from investment operations	2.10	1.43	1.25	.34
Distributions from net investment income	-	(.02)	-	-
Distributions from net realized gain	(.28)	(.01)	-	-
Total distributions	(.28)	(.03)	-	-
Net asset value, end of period	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Total Return B, C, D	16.38%	12.35%	12.09%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.23%	2.31%	4.33%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,734	$ 4,240	$ 2,560	$ 1,125
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 11.58	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.13	1.47	1.31	.37
Total from investment operations	2.10	1.44	1.24	.34
Distributions from net investment income	-	(.02)	-	-
Distributions from net realized gain	(.29)	(.01)	-	-
Total distributions	(.29)	(.03)	-	-
Net asset value, end of period	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Total Return B, C, D	16.38%	12.45%	11.99%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.22%	2.30%	4.39%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,004	$ 3,892	$ 1,815	$ 1,069
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 11.75	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.09	.04	.01
Net realized and unrealized gain (loss)	2.18	1.49	1.33	.37
Total from investment operations	2.29	1.58	1.37	.38
Distributions from net investment income	(.07)	(.04)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.40)	(.05)	-	-
Net asset value, end of period	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Total Return B, C	17.58%	13.47%	13.20%	3.80%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.14%	3.41%	5.27% A
Expenses net of fee waivers, if any	1.00%	1.06%	1.25%	1.50% A
Expenses net of all reductions	.99%	1.02%	1.22%	1.48% A
Net investment income (loss)	.79%	.72%	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,201	$ 1,857	$ 1,282	$ 1,038
Portfolio turnover rate F	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 17, 2003 (commencement of operations) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,919,633
Unrealized depreciation	(656,670)
Net unrealized appreciation (depreciation)	7,262,963
Undistributed ordinary income	415,504
Undistributed long-term capital gain	2,734,810

Cost for federal income tax purposes	$ 54,474,538

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 291,983	$ 59,389
Long-term Capital Gains	718,567	20,268
Total	$ 1,010,550	$ 79,657

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $56,380,711 and $41,944,125, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 23,609	$ 3,500
Class T	.25%	.25%	129,392	1,967
Class B	.75%	.25%	47,399	38,272
Class C	.75%	.25%	48,870	25,552
			$ 249,270	$ 69,291

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,877
Class T	7,526
Class B*	16,472
Class C*	2,726
$ 56,601

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,552.29
Class T	69,274.27
Class B	16,732.35
Class C	17,190.35
Institutional Class	3,136.16
	$ 133,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $836 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $125 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,954.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 15,064
Class T	1.50%	37,427
Class B	2.00%	10,982
Class C	2.00%	10,877
Institutional Class	1.00%	735
		$ 75,085

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,335 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and

Annual Report

8. Other - continued

business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 22,293	$ 12,129
Class T	9,977	34,269
Class B	-	5,103
Class C	-	3,425
Institutional Class	9,473	4,463
Total	$ 41,743	$ 59,389
From net realized gain
Class A	$ 186,144	$ 3,465
Class T	555,326	11,423
Class B	92,178	2,551
Class C	88,629	1,713
Institutional Class	46,530	1,116
Total	$ 968,807	$ 20,268

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	659,673	229,609	$ 9,418,722	$ 2,958,743
Reinvestment of distributions	14,943	1,066	203,973	13,266
Shares redeemed	(192,331)	(33,940)	(2,708,463)	(427,578)
Net increase (decrease)	482,285	196,735	$ 6,914,232	$ 2,544,431
Class T
Shares sold	787,206	774,584	$ 11,194,933	$ 9,925,711
Reinvestment of distributions	39,036	3,489	530,894	43,232
Shares redeemed	(426,412)	(279,010)	(5,998,651)	(3,602,636)
Net increase (decrease)	399,830	499,063	$ 5,727,176	$ 6,366,307
Class B
Shares sold	203,112	178,938	$ 2,847,587	$ 2,237,451
Reinvestment of distributions	6,282	545	84,800	6,714
Shares redeemed	(148,531)	(74,090)	(2,076,164)	(937,154)
Net increase (decrease)	60,863	105,393	$ 856,223	$ 1,307,011
Class C
Shares sold	243,177	165,584	$ 3,406,535	$ 2,070,746
Reinvestment of distributions	6,465	415	87,218	5,114
Shares redeemed	(75,797)	(23,171)	(1,054,786)	(293,654)
Net increase (decrease)	173,845	142,828	$ 2,438,967	$ 1,782,206
Institutional Class
Shares sold	34,102	31,161	$ 488,410	$ 405,122
Reinvestment of distributions	3,384	413	46,355	5,149
Shares redeemed	(32,226)	(810)	(458,907)	(10,176)
Net increase (decrease)	5,260	30,764	$ 75,858	$ 400,095

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value Leaders (2005- present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006- present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value Leaders. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Charles Hebard (36)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Hebard also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hebard worked as a research analyst.

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Value Leaders. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Leaders. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Leaders. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002- 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Leaders voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$0.085	$0.71
Class T	12/04/06	12/01/06	$0.04	$0.71
Class B	12/04/06	12/01/06	$0.0	$0.699
Class C	12/04/06	12/01/06	$0.0	$0.709

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $2,752,174, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed in December 2005 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLF-UANN-1206
1.793576.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Institutional Class	17.58%	14.25%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund for most of the period covered by this report

U.S. equity investors had much to feel good about during the 12-month period ending October 31, 2006. On October 3, the Dow Jones Industrial AverageSM closed above its all-time high set back in January 2000. On October 19 - the 19th anniversary of the 1987 stock market crash - the Dow made history again, recording its first close above 12,000. The Dow finished the 12-month period with a gain of 18.47%. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index also did well, returning 16.34% and 12.49%, respectively. There were a number of reasons for the equity market's impressive results, particularly the consistently strong quarterly earnings reported by U.S. corporations. The Federal Reserve Board also played a significant role. Though its inflation fighting efforts caused investors anguish at times, the Board seemed to successfully accomplish its mission of engineering a "soft landing" - where inflation doesn't get too hot and economic growth doesn't get too cold - leading to what Wall Street calls a "Goldilocks economy."

For the 12-month period that ended October 31, 2006, the fund's Institutional Class shares gained 17.58%, falling short of the Russell 1000® Value Index, which returned 21.46%. The fund's underperformance versus the index was caused by weak stock selection among materials, industrials, consumer staples and energy stocks. Unfavorable industry positioning within financials also detracted. On the positive side, media stocks did well and added value for the fund, as did an overweighting in health care and an underweighting in utilities. In terms of individual stocks, not owning telecommunications company BellSouth was the largest drag on performance after its stock price rose due to the company's proposed acquisition by AT&T. Insurer American International Group was another disappointment, as underwriting concerns dogged the stock. National Oilwell Varco, a maker of rigs and rig replacement parts, also hurt performance. Conversely, the fund's underweighted stance in energy giant ConocoPhillips added value because the stock struggled as oil prices retreated. Other notable contributors included industrial giant Honeywell and biopharmaceutical company Cephalon.

Note to shareholders: Charles Hebard became Portfolio Manager of the fund on September 15, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,027.90	$ 6.39
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,026.70	$ 7.66
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,024.20	$ 10.20
Hypothetical A	$ 1,000.00	$ 1,015.12	$ 10.16
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class C
Actual	$ 1,000.00	$ 1,024.20	$ 10.20
Hypothetical A	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,029.20	$ 5.11
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.0	3.5
American International Group, Inc.	3.2	3.9
Bank of America Corp.	3.0	1.5
AT&T, Inc.	2.8	1.3
Exxon Mobil Corp.	2.8	2.3
JPMorgan Chase & Co.	2.4	2.4
Wachovia Corp.	2.3	1.2
Honeywell International, Inc.	2.1	3.8
Pfizer, Inc.	2.1	1.8
Merck & Co., Inc.	1.7	1.0
	26.4
Top Five Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.0	24.9
Energy	14.4	12.5
Industrials	11.0	15.9
Health Care	8.9	11.0
Consumer Discretionary	8.4	10.4
Asset Allocation (% of fund's net assets)
As of October 31, 2006 *		As of April 30, 2006 **
	Stocks 98.6%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	14.2%	** Foreign investments	9.9%

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.4%
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (a)	7,400	$ 273,504
Hotels, Restaurants & Leisure - 0.8%
Gaylord Entertainment Co. (a)	3,200	148,928
McDonald's Corp.	7,600	318,592
		467,520
Household Durables - 1.2%
D.R. Horton, Inc.	3,800	89,034
KB Home	3,500	157,290
Sony Corp. sponsored ADR	6,700	274,566
Toll Brothers, Inc. (a)	3,300	95,403
Whirlpool Corp.	1,000	86,930
		703,223
Leisure Equipment & Products - 0.5%
Eastman Kodak Co.	13,000	317,200
Media - 2.3%
CBS Corp. Class B	3,567	103,229
Clear Channel Communications, Inc.	3,720	129,642
Clear Channel Outdoor Holding, Inc. Class A	2,100	51,555
Comcast Corp. Class A	7,000	284,690
Live Nation, Inc. (a)	2,100	44,646
News Corp. Class A	10,776	224,680
The Walt Disney Co.	13,100	412,126
Univision Communications, Inc. Class A (a)	3,400	119,204
Viacom, Inc. Class B (non-vtg.) (a)	1,567	60,988
		1,430,760
Multiline Retail - 1.5%
Family Dollar Stores, Inc.	3,200	94,240
Federated Department Stores, Inc.	6,600	289,806
Kohl's Corp. (a)	2,600	183,560
Saks, Inc.	7,900	152,786
Sears Holdings Corp. (a)	1,200	209,364
		929,756
Specialty Retail - 1.5%
Best Buy Co., Inc.	3,850	212,713
Circuit City Stores, Inc.	2,400	64,752
Home Depot, Inc.	7,150	266,910
OfficeMax, Inc.	3,900	185,562
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	3,900	$ 100,581
TJX Companies, Inc.	3,600	104,220
		934,738
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	700	53,207
TOTAL CONSUMER DISCRETIONARY		5,109,908
CONSUMER STAPLES - 6.8%
Beverages - 1.1%
Diageo PLC sponsored ADR	4,000	297,880
PepsiAmericas, Inc.	4,500	92,025
The Coca-Cola Co.	6,600	308,352
		698,257
Food & Staples Retailing - 2.3%
CVS Corp.	4,050	127,089
Kroger Co.	19,600	440,804
Rite Aid Corp.	41,000	191,880
Safeway, Inc.	5,750	168,820
Wal-Mart Stores, Inc.	9,000	443,520
		1,372,113
Food Products - 1.0%
Hershey Co.	2,900	153,439
Nestle SA (Reg.)	1,200	409,918
Tyson Foods, Inc. Class A	4,700	67,915
		631,272
Household Products - 0.6%
Colgate-Palmolive Co.	6,200	396,614
Personal Products - 0.8%
Avon Products, Inc.	15,200	462,232
Tobacco - 1.0%
Altria Group, Inc.	7,430	604,282
TOTAL CONSUMER STAPLES		4,164,770
ENERGY - 14.4%
Energy Equipment & Services - 6.1%
GlobalSantaFe Corp.	6,050	313,995
Halliburton Co.	18,700	604,945
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc. (a)	12,982	$ 784,113
Noble Corp.	4,800	336,480
Pride International, Inc. (a)	7,100	196,031
Schlumberger Ltd. (NY Shares)	5,500	346,940
Smith International, Inc.	16,900	667,212
Transocean, Inc. (a)	6,200	449,748
		3,699,464
Oil, Gas & Consumable Fuels - 8.3%
Apache Corp.	2,700	176,364
Chesapeake Energy Corp.	6,600	214,104
ConocoPhillips	16,600	999,984
CONSOL Energy, Inc.	9,700	343,283
Exxon Mobil Corp.	23,570	1,683,369
Noble Energy, Inc.	5,200	252,876
Occidental Petroleum Corp.	9,000	422,460
Quicksilver Resources, Inc. (a)	7,050	241,674
Ultra Petroleum Corp. (a)	6,200	330,894
Valero Energy Corp.	7,700	402,941
		5,067,949
TOTAL ENERGY		8,767,413
FINANCIALS - 30.0%
Capital Markets - 3.1%
Charles Schwab Corp.	8,800	160,336
Investors Financial Services Corp.	7,900	310,628
KKR Private Equity Investors, LP	7,983	176,823
KKR Private Equity Investors, LP Restricted Depository Units (e)	1,300	28,795
Morgan Stanley	6,450	492,974
Nomura Holdings, Inc.	10,000	176,200
State Street Corp.	3,700	237,651
UBS AG (NY Shares)	5,000	299,200
		1,882,607
Commercial Banks - 6.5%
Banco Bilbao Vizcaya Argentaria SA	11,900	287,980
Bank Hapoalim BM (Reg.)	29,100	145,023
HSBC Holdings PLC sponsored ADR (d)	4,200	400,974
Kookmin Bank sponsored ADR	1,900	150,784
Mizuho Financial Group, Inc.	18	140,202
U.S. Bancorp, Delaware	25,400	859,536
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Unicredito Italiano Spa	33,900	$ 281,082
Wachovia Corp.	25,254	1,401,597
Wells Fargo & Co.	7,600	275,804
		3,942,982
Consumer Finance - 0.3%
Capital One Financial Corp.	2,600	206,258
Diversified Financial Services - 5.4%
Bank of America Corp.	34,092	1,836,536
JPMorgan Chase & Co.	30,640	1,453,562
		3,290,098
Insurance - 9.4%
ACE Ltd.	9,900	566,775
American International Group, Inc.	29,390	1,974,126
Aspen Insurance Holdings Ltd.	13,400	332,588
Endurance Specialty Holdings Ltd.	1,200	42,780
Hartford Financial Services Group, Inc.	6,050	527,379
IPC Holdings Ltd.	12,800	384,512
Max Re Capital Ltd.	6,700	155,976
MBIA, Inc.	2,400	148,848
Montpelier Re Holdings Ltd.	14,400	255,600
PartnerRe Ltd.	2,850	199,272
Platinum Underwriters Holdings Ltd.	12,000	358,320
Scottish Re Group Ltd.	2,900	33,147
The St. Paul Travelers Companies, Inc.	14,900	761,837
		5,741,160
Real Estate Investment Trusts - 1.8%
Annaly Capital Management, Inc.	10,500	137,760
Equity Office Properties Trust	4,100	174,250
Equity Residential (SBI)	8,600	469,646
General Growth Properties, Inc.	5,950	308,805
		1,090,461
Real Estate Management & Development - 0.5%
Mitsubishi Estate Co. Ltd.	12,000	287,278
Thrifts & Mortgage Finance - 3.0%
Countrywide Financial Corp.	10,700	407,884
Fannie Mae	15,060	892,456
Freddie Mac	2,550	175,925
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Hudson City Bancorp, Inc.	11,100	$ 152,403
Washington Mutual, Inc.	5,600	236,880
		1,865,548
TOTAL FINANCIALS		18,306,392
HEALTH CARE - 8.9%
Biotechnology - 0.6%
Biogen Idec, Inc. (a)	2,600	123,760
Cephalon, Inc. (a)	3,400	238,612
		362,372
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	9,340	429,360
C.R. Bard, Inc.	1,300	106,548
Cooper Companies, Inc.	600	34,578
Inverness Medical Innovations, Inc. (a)	2,900	109,301
Inverness Medical Innovations, Inc. (a)(f)	300	10,176
		689,963
Health Care Providers & Services - 0.5%
Brookdale Senior Living, Inc.	1,500	72,180
UnitedHealth Group, Inc.	4,950	241,461
		313,641
Life Sciences Tools & Services - 1.2%
Illumina, Inc. (a)	1,500	65,940
Thermo Electron Corp. (a)	7,950	340,817
Waters Corp. (a)	6,150	306,270
		713,027
Pharmaceuticals - 5.5%
Allergan, Inc.	500	57,750
Bristol-Myers Squibb Co.	10,800	267,300
Johnson & Johnson	3,400	229,160
Merck & Co., Inc.	22,600	1,026,492
Pfizer, Inc.	48,200	1,284,530
Schering-Plough Corp.	10,490	232,249
Wyeth	4,250	216,878
		3,314,359
TOTAL HEALTH CARE		5,393,362
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.0%
Aerospace & Defense - 3.0%
General Dynamics Corp.	3,300	$ 234,630
Hexcel Corp. (a)	9,200	148,948
Honeywell International, Inc.	30,640	1,290,557
Raytheon Co.	3,000	149,850
		1,823,985
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	3,500	263,725
Airlines - 0.2%
AirTran Holdings, Inc. (a)	11,200	111,664
Building Products - 0.4%
Masco Corp.	8,750	241,938
Commercial Services & Supplies - 0.3%
Cintas Corp.	1,300	53,820
The Brink's Co.	2,650	139,099
		192,919
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	2,800	68,768
Fluor Corp.	3,450	270,584
		339,352
Electrical Equipment - 0.5%
ABB Ltd. sponsored ADR	7,500	111,900
SolarWorld AG	3,300	177,499
		289,399
Industrial Conglomerates - 4.8%
General Electric Co.	68,980	2,421,878
Textron, Inc.	1,500	136,395
Tyco International Ltd.	13,600	400,248
		2,958,521
Machinery - 0.5%
Caterpillar, Inc.	1,500	91,065
Deere & Co.	1,750	148,978
Flowserve Corp. (a)	1,200	63,600
		303,643
Road & Rail - 0.2%
CSX Corp.	4,200	149,814
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	1,400	$ 52,836
TOTAL INDUSTRIALS		6,727,796
INFORMATION TECHNOLOGY - 7.2%
Communications Equipment - 1.3%
Alcatel SA sponsored ADR	6,600	83,820
Dycom Industries, Inc. (a)	4,200	97,902
Harris Corp.	5,700	242,820
MasTec, Inc. (a)	4,300	47,085
Motorola, Inc.	2,000	46,120
Nokia Corp. sponsored ADR	8,350	165,998
Nortel Networks Corp. (a)	36,600	81,618
		765,363
Computers & Peripherals - 2.2%
Dell, Inc. (a)	6,300	153,279
Hewlett-Packard Co.	13,650	528,801
Imation Corp.	2,200	100,694
International Business Machines Corp.	4,800	443,184
Seagate Technology	5,600	126,448
		1,352,406
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	5,500	195,800
Jabil Circuit, Inc.	5,700	163,647
		359,447
IT Services - 0.5%
First Data Corp.	5,600	135,800
Infosys Technologies Ltd. sponsored ADR	2,300	119,830
Western Union Co. (a)	3,100	68,355
		323,985
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	2,200	81,994
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	4,900	155,918
Applied Materials, Inc.	8,300	144,337
Intel Corp.	10,900	232,606
Marvell Technology Group Ltd. (a)	8,500	155,380
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	9,700	$ 235,613
Samsung Electronics Co. Ltd.	73	47,337
		971,191
Software - 0.8%
Compuware Corp. (a)	14,800	118,992
Electronic Arts, Inc. (a)	2,500	132,225
Symantec Corp. (a)	12,400	246,016
		497,233
TOTAL INFORMATION TECHNOLOGY		4,351,619
MATERIALS - 4.9%
Chemicals - 1.8%
Chemtura Corp.	6,200	53,196
Cytec Industries, Inc.	1,600	88,624
E.I. du Pont de Nemours & Co.	4,600	210,680
Ecolab, Inc.	5,050	229,018
Lyondell Chemical Co.	3,080	79,064
NOVA Chemicals Corp.	4,300	126,206
Praxair, Inc.	3,900	234,975
Rohm & Haas Co.	1,500	77,730
		1,099,493
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp.	17,327	184,706
Metals & Mining - 2.6%
Alcoa, Inc.	6,000	173,460
Allegheny Technologies, Inc.	1,000	78,730
Freeport-McMoRan Copper & Gold, Inc. Class B	6,100	368,928
Mittal Steel Co. NV Class A (NY Shares)	4,100	175,275
Newmont Mining Corp.	8,450	382,532
Oregon Steel Mills, Inc. (a)	7,200	391,680
		1,570,605
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	2,400	152,616
TOTAL MATERIALS		3,007,420
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	50,150	$ 1,717,638
TELUS Corp.	2,000	115,673
Verizon Communications, Inc.	19,350	715,950
		2,549,261
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	6,900	248,538
Sprint Nextel Corp.	7,276	135,988
		384,526
TOTAL TELECOMMUNICATION SERVICES		2,933,787
UTILITIES - 2.2%
Electric Utilities - 1.4%
Exelon Corp.	6,200	384,276
FPL Group, Inc.	6,300	321,300
PPL Corp.	5,100	176,052
		881,628
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	3,000	65,970
Multi-Utilities - 0.7%
CMS Energy Corp. (a)	10,800	160,812
Duke Energy Corp.	7,600	240,464
		401,276
TOTAL UTILITIES		1,348,874
TOTAL COMMON STOCKS (Cost $52,749,732)		60,111,341
Money Market Funds - 2.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	1,238,160	$ 1,238,160
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	388,000	388,000
TOTAL MONEY MARKET FUNDS (Cost $1,626,160)		1,626,160
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $54,375,892)		61,737,501
NET OTHER ASSETS - (1.3)%		(793,073)
NET ASSETS - 100%		$ 60,944,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,795 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,176 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Inverness Medical Innovations, Inc.	8/17/06	$ 9,075
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,454
Fidelity Securities Lending Cash Central Fund	2,954
Total	$ 57,408
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.8%
Bermuda	3.0%
Cayman Islands	2.3%
United Kingdom	1.5%
Japan	1.5%
Switzerland	1.4%
Canada	1.0%
Others (individually less than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $381,880) - See accompanying schedule: Unaffiliated issuers (cost $52,749,732)	$ 60,111,341
Fidelity Central Funds (cost $1,626,160)	1,626,160
Total Investments (cost $54,375,892)		$ 61,737,501
Receivable for investments sold		694,321
Receivable for fund shares sold		290,370
Dividends receivable		52,356
Interest receivable		9,315
Other receivables		226
Total assets		62,784,089

Liabilities
Payable for investments purchased	$ 1,216,536
Payable for fund shares redeemed	128,218
Accrued management fee	27,938
Distribution fees payable	25,491
Other affiliated payables	15,270
Other payables and accrued expenses	38,208
Collateral on securities loaned, at value	388,000
Total liabilities		1,839,661

Net Assets		$ 60,944,428
Net Assets consist of:
Paid in capital		$ 50,319,810
Undistributed net investment income		86,603
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,176,363
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,361,652
Net Assets		$ 60,944,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,398,359 ÷ 1,020,862 shares)	$ 15.08

Maximum offering price per share (100/94.25 of $15.08)	$ 16.00
Class T: Net Asset Value and redemption price per share ($30,606,832 ÷ 2,042,495 shares)	$ 14.99

Maximum offering price per share (100/96.50 of $14.99)	$ 15.53
Class B: Net Asset Value and offering price per share ($5,733,666 ÷ 387,176 shares)A	$ 14.81

Class C: Net Asset Value and offering price per share ($7,004,197 ÷ 473,388 shares)A	$ 14.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,201,374 ÷ 145,156 shares)	$ 15.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2006

Investment Income
Dividends		$ 780,652
Interest		77
Income from Fidelity Central Funds		57,408
Total income		838,137

Expenses
Management fee	$ 265,959
Transfer agent fees	133,884
Distribution fees	249,270
Accounting and security lending fees	19,413
Custodian fees and expenses	27,466
Independent trustees' compensation	176
Registration fees	47,866
Audit	43,540
Legal	2,230
Miscellaneous	5,557
Total expenses before reductions	795,361
Expense reductions	(79,420)	715,941
Net investment income (loss)		122,196
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16)	3,361,497
Foreign currency transactions	551
Total net realized gain (loss)		3,362,048
Change in net unrealized appreciation (depreciation) on: Investment securities	3,767,974
Assets and liabilities in foreign currencies	22
Total change in net unrealized appreciation (depreciation)		3,767,996
Net gain (loss)		7,130,044
Net increase (decrease) in net assets resulting from operations		$ 7,252,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,196	$ 64,392
Net realized gain (loss)	3,362,048	883,515
Change in net unrealized appreciation (depreciation)	3,767,996	2,424,628
Net increase (decrease) in net assets resulting from operations	7,252,240	3,372,535
Distributions to shareholders from net investment income	(41,743)	(59,389)
Distributions to shareholders from net realized gain	(968,807)	(20,268)
Total distributions	(1,010,550)	(79,657)
Share transactions - net increase (decrease)	16,012,456	12,400,050
Total increase (decrease) in net assets	22,254,146	15,692,928

Net Assets
Beginning of period	38,690,282	22,997,354
End of period (including undistributed net investment income of $86,603 and undistributed net investment income of $7,929, respectively)	$ 60,944,428	$ 38,690,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 11.70	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.06	.01	- J
Net realized and unrealized gain (loss)	2.15	1.51	1.32	.37
Total from investment operations	2.23	1.57	1.33	.37
Distributions from net investment income	(.04)	(.04)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.37)	(.05)	-	-
Net asset value, end of period	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Total Return B, C, D	17.20%	13.40%	12.83%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.50%	3.39%	5.52% A
Expenses net of fee waivers, if any	1.25%	1.30%	1.50%	1.75% A
Expenses net of all reductions	1.24%	1.26%	1.47%	1.73% A
Net investment income (loss)	.54%	.48%	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,398	$ 7,121	$ 4,000	$ 1,123
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.67	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.03	(.02)	(.01)
Net realized and unrealized gain (loss)	2.15	1.48	1.33	.37
Total from investment operations	2.19	1.51	1.31	.36
Distributions from net investment income	(.01)	(.03)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.34)	(.04)	-	-
Net asset value, end of period	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Total Return B, C, D	16.93%	12.96%	12.64%	3.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.72%	3.30%	5.77% A
Expenses net of fee waivers, if any	1.50%	1.55%	1.75%	2.00% A
Expenses net of all reductions	1.49%	1.51%	1.72%	1.98% A
Net investment income (loss)	.29%	.23%	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,607	$ 21,580	$ 13,340	$ 1,546
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 11.59	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.13	1.46	1.32	.37
Total from investment operations	2.10	1.43	1.25	.34
Distributions from net investment income	-	(.02)	-	-
Distributions from net realized gain	(.28)	(.01)	-	-
Total distributions	(.28)	(.03)	-	-
Net asset value, end of period	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Total Return B, C, D	16.38%	12.35%	12.09%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.23%	2.31%	4.33%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,734	$ 4,240	$ 2,560	$ 1,125
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 11.58	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.13	1.47	1.31	.37
Total from investment operations	2.10	1.44	1.24	.34
Distributions from net investment income	-	(.02)	-	-
Distributions from net realized gain	(.29)	(.01)	-	-
Total distributions	(.29)	(.03)	-	-
Net asset value, end of period	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Total Return B, C, D	16.38%	12.45%	11.99%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.22%	2.30%	4.39%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,004	$ 3,892	$ 1,815	$ 1,069
Portfolio turnover rate G	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 11.75	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.09	.04	.01
Net realized and unrealized gain (loss)	2.18	1.49	1.33	.37
Total from investment operations	2.29	1.58	1.37	.38
Distributions from net investment income	(.07)	(.04)	-	-
Distributions from net realized gain	(.33)	(.01)	-	-
Total distributions	(.40)	(.05)	-	-
Net asset value, end of period	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Total Return B, C	17.58%	13.47%	13.20%	3.80%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.14%	3.41%	5.27% A
Expenses net of fee waivers, if any	1.00%	1.06%	1.25%	1.50% A
Expenses net of all reductions	.99%	1.02%	1.22%	1.48% A
Net investment income (loss)	.79%	.72%	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,201	$ 1,857	$ 1,282	$ 1,038
Portfolio turnover rate F	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 17, 2003 (commencement of operations) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,919,633
Unrealized depreciation	(656,670)
Net unrealized appreciation (depreciation)	7,262,963
Undistributed ordinary income	415,504
Undistributed long-term capital gain	2,734,810

Cost for federal income tax purposes	$ 54,474,538

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 291,983	$ 59,389
Long-term Capital Gains	718,567	20,268
Total	$ 1,010,550	$ 79,657

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $56,380,711 and $41,944,125, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 23,609	$ 3,500
Class T	.25%	.25%	129,392	1,967
Class B	.75%	.25%	47,399	38,272
Class C	.75%	.25%	48,870	25,552
			$ 249,270	$ 69,291

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,877
Class T	7,526
Class B*	16,472
Class C*	2,726
$ 56,601

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,552.29
Class T	69,274.27
Class B	16,732.35
Class C	17,190.35
Institutional Class	3,136.16
	$ 133,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $836 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $125 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,954.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 15,064
Class T	1.50%	37,427
Class B	2.00%	10,982
Class C	2.00%	10,877
Institutional Class	1.00%	735
		$ 75,085

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,335 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and

Annual Report

Notes to Financial Statements - continued

8. Other - continued

business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2006	2005
From net investment income
Class A	$ 22,293	$ 12,129
Class T	9,977	34,269
Class B	-	5,103
Class C	-	3,425
Institutional Class	9,473	4,463
Total	$ 41,743	$ 59,389
From net realized gain
Class A	$ 186,144	$ 3,465
Class T	555,326	11,423
Class B	92,178	2,551
Class C	88,629	1,713
Institutional Class	46,530	1,116
Total	$ 968,807	$ 20,268

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2006	2005	2006	2005
Class A
Shares sold	659,673	229,609	$ 9,418,722	$ 2,958,743
Reinvestment of distributions	14,943	1,066	203,973	13,266
Shares redeemed	(192,331)	(33,940)	(2,708,463)	(427,578)
Net increase (decrease)	482,285	196,735	$ 6,914,232	$ 2,544,431
Class T
Shares sold	787,206	774,584	$ 11,194,933	$ 9,925,711
Reinvestment of distributions	39,036	3,489	530,894	43,232
Shares redeemed	(426,412)	(279,010)	(5,998,651)	(3,602,636)
Net increase (decrease)	399,830	499,063	$ 5,727,176	$ 6,366,307
Class B
Shares sold	203,112	178,938	$ 2,847,587	$ 2,237,451
Reinvestment of distributions	6,282	545	84,800	6,714
Shares redeemed	(148,531)	(74,090)	(2,076,164)	(937,154)
Net increase (decrease)	60,863	105,393	$ 856,223	$ 1,307,011
Class C
Shares sold	243,177	165,584	$ 3,406,535	$ 2,070,746
Reinvestment of distributions	6,465	415	87,218	5,114
Shares redeemed	(75,797)	(23,171)	(1,054,786)	(293,654)
Net increase (decrease)	173,845	142,828	$ 2,438,967	$ 1,782,206
Institutional Class
Shares sold	34,102	31,161	$ 488,410	$ 405,122
Reinvestment of distributions	3,384	413	46,355	5,149
Shares redeemed	(32,226)	(810)	(458,907)	(10,176)
Net increase (decrease)	5,260	30,764	$ 75,858	$ 400,095

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value Leaders (2005- present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006- present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Value Leaders. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Charles Hebard (36)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Hebard also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hebard worked as a research analyst.

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Value Leaders. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Leaders. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Leaders. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002- 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.111	$0.71

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $2,752,174, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed in December 2005 as indicated in the Corporate Qualifying memo distributed by the Tax department during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	10,305,417,985.19	98.912
Withheld	113,315,339.47	1.088
TOTAL	10,418,733,324.66	100.000
Albert R. Gamper, Jr.
Affirmative	10,304,099,606.66	98.900
Withheld	114,633,718.00	1.100
TOTAL	10,418,733,324.66	100.000
Robert M. Gates
Affirmative	10,296,456,418.68	98.826
Withheld	122,276,905.98	1.174
TOTAL	10,418,733,324.66	100.000
George H. Heilmeier
Affirmative	10,284,421,286.72	98.711
Withheld	134,312,037.94	1.289
TOTAL	10,418,733,324.66	100.000
Edward C. Johnson 3d
Affirmative	10,281,469,414.86	98.683
Withheld	137,263,909.80	1.317
TOTAL	10,418,733,324.66	100.000
Stephen P. Jonas
Affirmative	10,304,898,949.27	98.907
Withheld	113,834,375.39	1.093
TOTAL	10,418,733,324.66	100.000
James H. KeyesB
Affirmative	10,302,625,484.78	98.886
Withheld	116,107,839.88	1.114
TOTAL	10,418,733,324.66	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	10,292,037,605.67	98.784
Withheld	126,695,718.99	1.216
TOTAL	10,418,733,324.66	100.000
Ned C. Lautenbach
Affirmative	10,301,281,118.78	98.873
Withheld	117,452,205.88	1.127
TOTAL	10,418,733,324.66	100.000
William O. McCoy
Affirmative	10,284,125,926.61	98.708
Withheld	134,607,398.05	1.292
TOTAL	10,418,733,324.66	100.000
Robert L. Reynolds
Affirmative	10,305,159,878.21	98.910
Withheld	113,573,446.45	1.090
TOTAL	10,418,733,324.66	100.000
Cornelia M. Small
Affirmative	10,302,652,326.59	98.886
Withheld	116,080,998.07	1.114
TOTAL	10,418,733,324.66	100.000
William S. Stavropoulos
Affirmative	10,298,666,578.40	98.848
Withheld	120,066,746.26	1.152
TOTAL	10,418,733,324.66	100.000
Kenneth L. Wolfe
Affirmative	10,290,149,860.07	98.766
Withheld	128,583,464.59	1.234
TOTAL	10,418,733,324.66	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Class C and Institutional Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLFI-UANN-1206
1.793580.103

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, October 31, 2006, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund and Fidelity Advisor Value Leaders Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Diversified International Fund	$80,000	$55,000
Fidelity Advisor Emerging Asia Fund	$82,000	$73,000
Fidelity Advisor Global Capital Appreciation Fund	$40,000	$34,000
Fidelity Advisor Japan Fund	$43,000	$34,000
Fidelity Advisor Korea Fund	$84,000	$76,000
Fidelity Advisor Latin America Fund	$43,000	$34,000
Fidelity Advisor Overseas Fund	$66,000	$59,000
Fidelity Advisor Value Leaders Fund	$38,000	$31,000
All funds in the Fidelity Group of Funds audited by PwC	$13,400,000	$11,900,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Emerging Markets Fund	$38,000	$36,000
Fidelity Advisor Europe Capital Appreciation Fund	$35,000	$36,000
Fidelity Advisor International Capital Appreciation Fund	$35,000	$38,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,500,000	$5,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Advisor Diversified International Fund	$0	$0
Fidelity Advisor Emerging Asia Fund	$0	$0
Fidelity Advisor Global Capital Appreciation Fund	$0	$0
Fidelity Advisor Japan Fund	$0	$0
Fidelity Advisor Korea Fund	$0	$0
Fidelity Advisor Latin America Fund	$0	$0
Fidelity Advisor Overseas Fund	$0	$0
Fidelity Advisor Value Leaders Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Diversified International Fund	$28,900	$62,500
Fidelity Advisor Emerging Asia Fund	$22,700	$25,800
Fidelity Advisor Global Capital Appreciation Fund	$2,800	$2,400
Fidelity Advisor Japan Fund	$2,600	$2,400
Fidelity Advisor Korea Fund	$4,600	$4,200
Fidelity Advisor Latin America Fund	$2,600	$2,400
Fidelity Advisor Overseas Fund	$4,600	$4,200
Fidelity Advisor Value Leaders Fund	$2,700	$2,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Emerging Markets Fund	$4,200	$3,600
Fidelity Advisor Europe Capital Appreciation Fund	$4,200	$2,900
Fidelity Advisor International Capital Appreciation Fund	$4,200	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Diversified International Fund	$9,600	$7,000
Fidelity Advisor Emerging Asia Fund	$1,300	$1,400
Fidelity Advisor Global Capital Appreciation Fund	$1,200	$1,400
Fidelity Advisor Japan Fund	$1,300	$1,400
Fidelity Advisor Korea Fund	$1,200	$1,400
Fidelity Advisor Latin America Fund	$1,200	$1,400
Fidelity Advisor Overseas Fund	$2,000	$2,500
Fidelity Advisor Value Leaders Fund	$1,200	$1,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$20,000	$420,000
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by PwC of $810,000A and $1,750,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$110,000	$550,000
Non-Covered Services	$700,000	$1,200,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by Deloitte Entities of $800,000A and $560,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$270,000	$250,000
Non-Covered Services	$530,000	$310,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 22, 2006